UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023 Proxy

Statement

A Message from Our Chairman and Chief Executive Officer and Lead Director		4
Notice of 2022 Annual Meeting of Stockholders		6
Proxy Summary		7
About ConocoPhillips		7
Stockholder Engagement		9
Director Nominees		10
Governance Highlights		12
Executive Compensation		13
Progress Report on Our Plan for the Net-Zero Energy Transition		15

FOR	Item 1: Election of Directors and Director Biographies	17

Board Composition and Refreshment		29
Director Onboarding and Education		29
Board and Committee Evaluations		30
Corporate Governance at ConocoPhillips		31
Board Leadership Structure		31
Board Independence		33
Related Party Transactions		34
Board Meetings and Committees		35
Board Oversight of Risk Management		37
Stockholder Engagement and Board Responsiveness		40
Code of Business Ethics and Conduct		43
Commitment to Our Culture		43
Human Capital Management		44
Public Policy Engagement		48
Communications with the Board of Directors		49
Non-Employee Director Compensation		49
Audit and Finance Committee Report		54
FOR	Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP	56

FOR	Item 3: Advisory Approval of Executive Compensation	58

FOR	Item 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation	59

Securities Ownership of Officers and Directors		125
Equity Compensation Plan Information		126
FOR	Item 5: Adoption of Amended and Restated Certificate of Incorporation to Provide Stockholders with the Right to Call a Special Meeting	128

FOR	Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips	130

Stockholder Proposals		137

AGAINST	Item 7: Stockholder Proposal — Independent Board Chairman	138

AGAINST	Item 8: Stockholder Proposal — Share Retention Until Retirement	142

AGAINST	Item 9: Stockholder Proposal — Report on Tax Payments	144

AGAINST	Item 10: Stockholder Proposal — Report on Lobbying Activities	147

Submission of Future Stockholder Proposals and Nominations		150
Rule 14A-8 Stockholder Proposals		150
Proxy Access Nominations		150
Other Proposals/Nominations Under the Advance Notice By-Law		150
How to Reach Our Corporate Secretary		150

Cautionary Note Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our ESG goals, commitments, and strategies, including our net-zero commitments and other ESG related information. We use words such as “anticipates,” “believes,” “expects,” “future,” “goal,” “target,” “plan,” “must,” “will,” “should,” “aim,” “strive,” “intends,” and similar expressions to identify forward-looking statements. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and subsequent filings on Form 10-Qs and Form 8-Ks. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of ConocoPhillips under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement titled “Audit and Finance Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Human Resources and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing. This Proxy Statement includes website addresses and references to additional materials found on those websites, which are provided for convenience only. These websites and materials are not incorporated into this Proxy Statement by reference.

A Message from Our Chairman and Chief Executive Officer and Lead Director

April 3, 2023

Dear Fellow Stockholders,

On behalf of the Board of Directors (the “Board”) and the Executive Leadership Team, we are pleased to invite you to participate in the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will take place at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, on Tuesday, May 16, 2023, at 9:00 a.m. Central Daylight Time. The attached Notice of the 2023 Annual Meeting of Stockholders and Proxy Statement provide information about the business we plan to conduct. Also, we wish to recognize one of our long-serving directors, Caroline Maury Devine, who will retire from the Board effective as of the Annual Meeting. We are grateful for her many years of exemplary service and valuable contributions to ConocoPhillips.

Celebrating 10 Years as an independent E&P Company

In 2022, we celebrated the 10-year anniversary of the spin-off of our downstream business, a transaction designed to better position us to pursue our focused business strategy as an independent exploration and production (“E&P”) company. We are proud of how well we executed this vision, evolving into the company we are today. Over the past 10 years, we increased the size of our resource base while optimizing our portfolio. We did this not just through large transactions like the two we completed in 2021, but through continuous high-grading, bringing the average cost of supply of our portfolio down while reducing the emissions intensity of our operations. A decade after the spin, we are positioned to be the E&P company of choice through the energy transition –supplying energy to meet demand with a low cost of supply and low GHG intensity.

As we enter 2023, ConocoPhillips continues to be guided by our Triple Mandate, which sets out three objectives to align our actions with the underlying realities of our business and demonstrates our commitment to create long-term value for our stockholders. First, we must reliably and responsibly deliver oil and gas production to meet energy transition pathway demand. Second, we must deliver competitive returns on and of capital for our stockholders. Third, we remain focused on achieving our net-zero operational emissions ambition. Our Triple Mandate underlies our clearly defined value proposition of delivering superior returns through price cycles. We have improved our efficiencies and performance as we continue to execute on our disciplined model for the business — focusing on peer-leading distributions, maintaining a strong balance sheet, executing disciplined investment, and demonstrating responsible and reliable ESG performance.

Continuing to Deliver on Each Pillar of the Triple Mandate

In 2022, we continued to deliver on each of the three mandates:

First, we achieved full year production of 1,738 MBOED and progressed our global LNG initiative.

We delivered operationally across our global diverse portfolio in 2022 with exceptional safety performance. After fully integrating the assets we acquired in the Permian basin in 2021, Lower 48 achieved record production. In Norway, we progressed Tommeliten A and Eldfisk North projects. We achieved first oil production at Gumusut Phase 3 in Malaysia, at Fiord West Kuparuk in Alaska, and at Montney’s Pad 4 in Canada. We also progressed our global LNG initiative in 2022 by expanding our LNG business in Australia, Germany, Qatar and the U.S. In Australia, we acquired an additional 10 percent ownership in APLNG. In Germany, we executed a 15-year regasification agreement at the German LNG Terminal at Brunsbuttel. In Qatar, we were selected to participate in QatarEnergy’s North Field East and North Field South projects, and in the U.S., we entered into a 20-year sale and purchase agreement with Sempra Infrastructure for 5 million tonnes per annum of LNG offtake at the start-up of Phase 1 of the Port Arthur LNG facility. In addition, we will acquire 30 percent of the equity in Phase 1 of Port Arthur LNG. We are enthusiastic about these new opportunities

S	SAFETY No task is so important that we can’t take the time to do it safely. A safe company is a successful company.

P	PEOPLE We respect one another. We recognize that our success depends upon the capabilities and inclusion of our employees. We value different voices and opinions.

I	INTEGRITY We are ethical and trustworthy in our relationships with internal and external stakeholders. We keep our promises.

R	RESPONSIBILITY We are accountable for our actions. We care about our neighbors. Sustainability is core to our company and creates shared value for our stakeholders.

I	INNOVATION We anticipate change and respond with creative solutions. We are responsive to the changing needs of the industry. We embrace learning. We are not afraid to try new things.

T	TEAMWORK We have a “can do” attitude that inspires top performance from everyone. We encourage collaboration. We celebrate success. We win together.

4    ConocoPhillips

A Message from Our Chairman and Chief Executive Officer and Lead Director

and excited to bring the expertise we developed during our 60+ years in the LNG business as we continue to believe that natural gas will be used in place of coal in the push for reduced global GHG emissions.

Second, we returned $15 billion to stockholders and maintained discipline about our cost of supply framework with a continued focus on return on capital.

Full year 2022 earnings were $18.7 billion, or $14.57 per share, and our cash provided by operating activities totaled $28.3 billion. We returned $15 billion to stockholders through our three-tier framework, including $5.7 billion through our ordinary dividend and variable return of cash (VROC) and $9.3 billion in share repurchases, representing a return to stockholders of ~53 percent of cash provided by operating activities. In addition, across our portfolio we maintained discipline about our rigorous cost of supply framework to maximize our returns on capital. For example, as we integrated our new Permian assets acquired in 2021, we focused on maximizing efficiencies and optimizing well construction and completions designs to increase well recovery while minimizing incremental cost of supply. In addition, we executed multiple acreage swaps in the Lower 48 to core up ~25,000 acres and provide over a year’s worth of additional two mile-plus lateral drilling inventory, further reducing our cost of supply. By maintaining discipline through our cost of supply framework, we act as responsible stewards of our stockholders’ capital.

Third, we continued to work on meeting our previously established emissions-reduction targets, joined the Oil and Gas Methane Partnership (OGMP) 2.0 and set a new 2030 methane emissions intensity target.

In 2022, we published our Plan for the Net-Zero Energy Transition (the “Plan”) to provide our stockholders with an understanding of the valued role we intend to play in a well-managed and orderly energy transition, while sustaining our leadership as a best-in-class E&P company. We also joined the OGMP 2.0 initiative. The mission of OGMP 2.0 is to improve industry transparency in methane emissions reporting and encourage progress in reducing those emissions. We believe that applying the rigorous OGMP 2.0 reporting standards across our global assets will be a vital step toward meeting the commitments in our Paris-aligned climate-risk framework, including our net-zero ambition for operational emissions by 2050. In addition, through our participation with OGMP 2.0, we will be able to credibly demonstrate how we are delivering against our methane improvement objectives and targets, including the new 2030 methane emissions intensity target of approximately 0.15 percent of gas produced, which we set in October 2022. We are proud to continue to demonstrate our responsible and reliable ESG performance.

Positioned for the Future

Looking to the future, we believe we are set up for operational excellence and will continue to focus on ESG. In 2022, we welcomed our new Chief Diversity Officer and increased our reporting on our progress on diversity, equity, and inclusion. In addition, as a follow-up to the Plan we published last year, we have included on pages 15-16 a Progress Report to demonstrate how we are performing against the Plan. We pride ourselves on being accountable on the targets we have set. Guided by our Triple Mandate, we continue to raise the bar for ourselves and our industry. We expect 2023 to mark record production for ConocoPhillips since becoming an independent E&P company in 2012. We remain focused on delivering superior returns and have announced a 2023 planned return of capital to stockholders of $11 billion based on an $80 WTI framework. Finally, we continue to work toward our net-zero operational emissions ambition, including allocating a portion of our budget to pursue projects to reduce our Scope 1 and 2 emissions intensity and to fund investments in several early-stage low-carbon opportunities that address end-use emissions.

Your Input is Valued and Your Vote is Very Important

We strongly believe that regular engagement with all of our stakeholders — stockholders, employees, customers, suppliers, advocacy groups, governments, and communities — is essential to our long-term success. The Annual Meeting is another opportunity for stockholders to express their views on matters relating to ConocoPhillips’ business, and we hope to see you there.

Whether or not you plan to attend the Annual Meeting in person, and no matter how many shares you own, we encourage you to vote in advance. Your vote is important to us and to our business. Prior to the meeting, you may sign and return your proxy card, use telephone or Internet voting, or visit the Annual Meeting website at www.conocophillips.com/annualmeeting to register your vote. Instructions on how to vote begin on page 153.

Thank you for your continued support.

Ryan M. Lance Chairman and Chief Executive Officer	Robert A. Niblock Lead Director

2023 Proxy Statement    5

Notice of 2023 Annual Meeting of Stockholders

PROPOSALS REQUIRING YOUR VOTE

Purpose		Board Recommendation	Page
1	Election of 13 Directors	FOR each nominee	17
2	Ratification of Independent Registered Public Accounting Firm	FOR	56
3	Advisory Approval of the Compensation of Our Named Executive Officers	FOR	58
4	Advisory Vote on Frequency of Advisory Vote on Executive Compensation	Board expects to hold say-on-pay votes in accordance with the alternative that receives the most stockholder support	59
5	Adoption of Amended and Restated Certificate of Incorporation to Provide Stockholders with a Right to Call a Special Meeting	FOR	128
6	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips	FOR	130
7	Stockholder Proposal – Independent Board Chairman	AGAINST	138
8	Stockholder Proposal – Share Retention Until Retirement	AGAINST	142
9	Stockholder Proposal – Report on Tax Payments	AGAINST	144
10	Stockholder Proposal – Report on Lobbying Activities	AGAINST	147

Only stockholders of record at the close of business on March 20, 2023 will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at our offices in Houston, Texas during ordinary business hours for a period of 10 days prior to the meeting.

Visit our Annual Meeting website at www.conocophillips.com/annualmeeting to learn more about our Annual Meeting, review and download this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), submit questions in advance of the Annual Meeting, and sign up for electronic delivery of materials for future annual meetings.

April 3, 2023

By Order of the Board of Directors

Shannon B. Kinney

Corporate Secretary

DATE & TIME Tuesday, May 16, 2023 9:00 a.m. (CDT)

LOCATION Hyatt Regency Houston West 13210 Katy Freeway Houston, Texas 77079

RECORD DATE March 20, 2023

PARTICIPATE IN THE FUTURE OF CONOCOPHILLIPS—VOTE NOW

ONLINE Use your smartphone or computer. www.proxyvote.com

PHONE CALL Dial (800) 690-6903 toll-free 24/7.

MAIL Cast your ballot, sign your proxy card, and send by mail in the enclosed postage-paid envelope.

IN PERSON You may attend the Annual Meeting and vote in person.

Your vote is very important to us and to our business. Even if you plan to attend the Annual Meeting in person, please vote right away. For more information on voting, please see “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 151.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on May 16, 2023: This Proxy Statement and our 2022 Annual Report are available at www.conocophillips.com/ annualmeeting.

6    ConocoPhillips

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding ConocoPhillips’ 2022 performance, please review our Annual Report.

About ConocoPhillips

Company Overview

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, as of December 31, 2022, ConocoPhillips had operations and activities in 13 countries, $94 billion of total assets, and approximately 9,500 employees. Production averaged 1,738 thousand barrels of oil equivalent per day (“MBOED”) in 2022, and proved reserves were 6.6 billion barrels of oil equivalent (“BBOE”) as of December 31, 2022. We explore for, produce, transport, and market crude oil, bitumen, natural gas, LNG, and NGLs on a worldwide basis. Our diverse, low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional assets in North America, Europe, Africa and Asia; LNG developments; oil sands assets in Canada; and an inventory of global conventional and unconventional exploration prospects.

CONOCOPHILLIPS IS ONE OF THE WORLD’S LEADING E&P COMPANIES BASED ON BOTH PRODUCTION AND RESERVES, WITH A GLOBALLY DIVERSIFIED ASSET PORTFOLIO.

ALASKA
CANADA
LOWER 48
Houston
COLOMBIA
UNITED KINGDOM
NORWAY
LIBYA
QATAR
CHINA
JAPAN
CAMBODIA
MALAYSIA
SINGAPORE
AUSTRALIA
Exploration
Production
Exploration and Production
Headquarters

2022 Global Operations and Activities

13
Countries as of Dec. 31, 2022

Employees

~9,500
as of Dec. 31, 2022

2022 Production

1,738
MBOED

2022 Proved Reserves

6.6
Billion BOE

2023 Proxy Statement    7

Proxy Summary

Delivering on our Triple Mandate and Value Proposition Drives Extraordinary Results for Stockholders

In 2022, ConocoPhillips once again proved that we can deliver on our value proposition of superior returns to stockholders through price cycles while executing against our Triple Mandate to reliably and responsibly deliver oil and gas production to meet energy transition pathway demand, deliver competitive returns on and of capital to our stockholders, and achieve our net-zero operational emissions ambitions.

●	We reliably and responsibly achieved full year production of over 1.7 million barrels of oil equivalent per day and we progressed our global LNG initiative by expanding our LNG business in Australia, Germany, Qatar, and the U.S.
●	We achieved a 27 percent return on capital employed(1) and we delivered competitive returns of capital by distributing $15 billion to stockholders through our three-tier framework, including $5.7 billion in cash through the ordinary dividend and variable return of cash (“VROC”) and $9.3 billion through share repurchases.
●	We further advanced our net-zero operational emissions ambition by publishing our Plan for the Net-Zero Energy Transition, joining the Oil and Gas Methane Partnership (OGMP) 2.0, and establishing a new 2030 methane intensity target.(4)

Importantly, we delivered these results while operating safely and executing on our foundational principles — focusing on peer-leading distributions, maintaining a strong balance sheet, executing disciplined investment, and demonstrating responsible and reliable ESG performance. Supporting these core principles are our strategic cash flow allocation priorities: (1) invest enough capital to sustain production and pay the existing dividend; (2) grow the dividend annually; (3) maintain ‘A’ credit rating; (4) return greater than 30 percent of cash from operations to stockholders; and (5) make disciplined investments to enhance returns.

We achieved many important accomplishments in 2022, as shown below:

2022 HIGHLIGHTS — DELIVERING ACROSS ALL ELEMENTS OF THE TRIPLE MANDATE

FINANCIAL	STRATEGY	OPERATIONS

●   $18.7B earnings; $14.57 EPS;
$17.3B adjusted earnings;
$13.52 adjusted EPS(1)

●   27% ROCE(1)

●   $28.3B cash provided by operating activities; $28.5B CFO(2); $18.4B free cash flow(1)

●   Distributed $15B, including $5.7B in ordinary dividend and VROC and $9.3B in share repurchases

●   Ending cash of $9.5B(3)

●   Returned 53% of CFO(2) to stockholders

●   Expanded LNG business in Australia, Germany, Qatar, and the U.S.

●   Published Plan for the Net-Zero Energy Transition, joined OGMP 2.0, and set a new 2030 methane intensity target(4)

●   Announced expected 2023 return of capital of $11B to stockholders

●   FY production of 1,738 MBOED

●   Increased Permian 2+ mile, long-lateral drilling inventory by over one year through swaps coring up ~25,000 acres since acquisition

●   Progressed Tommeliten A and Eldfisk North projects in Norway

●   Achieved first production at Gumusut Phase 3, Fiord West Kuparuk, and Montney’s Pad 4

(1)	Adjusted earnings, adjusted EPS, return on capital employed (ROCE) and free cash flow are non-GAAP measures. Further information related to these measures as well as reconciliations to the nearest GAAP measure are included on Appendix A.
(2)	Cash provided by operating activities was $28.3B. Excluding operating working capital of ($0.2B), cash from operations was $28.5B. Cash from operations (CFO) is a non-GAAP measure. Further information related to this measure is included on Appendix A.
(3)	Ending cash includes cash, cash equivalents, and restricted cash totalling $6.7B, and short-term investments of $2.8B. Restricted cash was $0.2B.
(4)	Methane emissions intensity target defined as approximately 0.15% of gas produced.

We maintained our ongoing practice of engaging with stockholders throughout 2022 and received consistent feedback that our disciplined, returns-focused strategy is the right one for our business and that our stockholders appreciate our ongoing efforts to increase the transparency and robustness of our disclosures to address the things that they care about most.

8    ConocoPhillips

Proxy Summary

Stockholder Engagement

ConocoPhillips understands the importance of maintaining a robust stockholder engagement program. During 2022, ConocoPhillips continued this long-standing practice. Executives and management from our investor relations, sustainable development, human resources, government affairs and legal groups routinely engaged with stockholders on a variety of topics, including our strategy and value proposition, our success in integrating assets after completing two major acquisitions in 2021, corporate governance, implementation of a special meeting right, executive compensation, human capital management, culture, climate change, and sustainability. When appropriate, directors also met with stockholders. We spoke with representatives from our top institutional investors, mutual funds, public pension funds, labor unions, and socially responsible funds to hear their views on these important topics. Overall, investors expressed strong support for ConocoPhillips. We believe our regular stockholder engagement was productive and provided an open exchange of ideas and perspectives for both ConocoPhillips and our stockholders. For more information, see “Stockholder Engagement and Board Responsiveness” beginning on page 40 and “2022 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness” beginning on page 65.

2023 Proxy Statement    9

Proxy Summary

Director Nominees

The Board recommends a vote FOR each of the 13 nominees listed below. All of the nominees are currently serving as directors.

10    ConocoPhillips

Proxy Summary

Ryan M. Lance, 60
Chairman and Chief Executive Officer, ConocoPhillips

Director Since: 2012
Committees:

Timothy A. Leach, 63
Advisor to the Chief Executive Officer, ConocoPhillips

Director Since: 2021
Committees: None

William H. McRaven, 67
Retired U.S. Navy Four-Star Admiral (SEAL)

Director Since: 2018
Committees:

Director Since: 2010
Committees:

David T. Seaton, 61
Former Chairman and Chief Executive Officer, Fluor Corporation

Director Since: 2020
Committees:

R.A. Walker, 66
Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation

Director Since: 2020
Committees:

Technology

Public company board service

Environmental/ sustainability

Human capital management

Human capital management experience is essential for effective oversight on matters such as culture, succession planning, development and retention.

Committee on Directors' Affairs ("DAC")

Public Policy and Sustainability Committee ("PPSC")

Blue indicates Chair

Ages as of April 3, 2023

DIRECTOR NOMINEE RACE/ETHNIC DIVERSITY

30%

of our Directors are racially or ethnically diverse

2 Asian 1 Black/African American 1 Hispanic or Latino

DIRECTOR NOMINEE GENDER DIVERSITY

23%

Women

10 Men 3 Women

GENDER DIVERSITY IN BOARD LEADERSHIP ROLES

20%

of our committees (1 of 5) are chaired by a woman

DIRECTOR NOMINEE AGE DIVERSITY

61
Median
68
54

DIRECTOR NOMINEE TENURE DIVERSITY

0-3 years ●●●●● 5 Directors

4-7 years ●●● 3 Directors

8+ years ●●●●● 5 Directors

2023 Proxy Statement    11

Proxy Summary

Governance Highlights

Our Board oversees the development and execution of our strategy. We have robust governance practices and procedures that support our strategy. To maintain and enhance independent oversight, our Board is focused on its composition and effectiveness and has implemented a number of measures for continuous improvement.

The measures outlined below align our corporate governance structure with our strategic objectives and enable the Board to effectively communicate and execute our culture of compliance and rigorous risk management.

COMPREHENSIVE, INTEGRATED GOVERNANCE PRACTICES

●	Our Board is committed to regular renewal and refreshment, and we continually assess whether our composition appropriately relates to ConocoPhillips’ current and evolving strategic needs. See “Board Composition and Refreshment” beginning on page 29.
●	In assessing Board composition, the Committee on Directors’ Affairs considers any planned retirements from the Board, as well as background and diversity (including gender, ethnicity, race, national origin, and geographic background).
●	As a result, we have an experienced and diverse group of nominees. See “How Are Nominees Selected?” beginning on page 17.
●	The Board balances its commitment to maintaining institutional knowledge with the need for fresh perspectives that board refreshment and director succession planning provide.
●	Our Board’s thorough onboarding and director education processes complement our recruitment process. See “Director On boarding and Education” beginning on page 29.
●	Our independent Lead Director’s robust duties are set forth in our Corporate Governance Guidelines. See “Board Leadership Structure” beginning on page 31.
●	Our non-employee directors meet privately in executive session at each regularly scheduled Board meeting.
●	Our Board reviews CEO and senior management succession and development plans at least annually and assesses candidates during Board and committee meetings and in less formal settings.
●	Our Board and committees conduct intensive and thoughtful annual evaluations of the Board, its committees, and its directors, including self-evaluations and peer assessments. See “Board and Committee Evaluations” on page 30.
●	Our directors provide feedback on Board and committee effectiveness, including areas such as Board composition and the Board/management succession-planning process.
●	Our Board regularly assesses its leadership structure.
●	Our Board’s decision-making is informed by input from stockholders.

The governance best practices we have adopted support these general principles:

●   Annual election of all directors

●   Long-standing commitment to sustainability

●   Stock ownership guidelines for directors and executives

●   Independent Audit and Finance, Human Resources and Compensation, Public Policy and Sustainability and Directors’ Affairs committees

●   Transparent public policy engagement

●   Prohibition on pledging and hedging for all employees

●   Proxy access

●   Active stockholder engagement

●   Majority independent Board

●   Executive sessions of non-employee directors held at each regularly scheduled Board meeting

●   Empowered independent Lead Director

●   Majority vote standard in uncontested elections

●   Clawback Policy

12    ConocoPhillips

Proxy Summary

Executive Compensation

Executive Compensation Designed Around our Strategy and Informed by Stockholder Feedback

Our compensation programs and metrics remain aligned with our Triple Mandate and are directly tied to our strategic priorities (see page 70). Historically, our executive compensation programs have received strong stockholder support (averaging over 91 percent in the three years prior to 2022). While the 2022 say on pay vote passed (~60% voted in favor), the support was meaningfully lower than in prior years. As a result, when we met with our stockholders as part of our regular engagement process, we sought feedback to determine how best to respond to the lower say on pay support. We engaged with stockholders representing nearly 45 percent of outstanding stock and over 80% of our institutional investor base, and our Human Resources and Compensation Committee (HRCC) Chair, Jeffrey A. Joerres, was present in meetings with stockholders representing approximately 35 percent of ConocoPhillips’ outstanding stock.

BY THE NUMBERS: STOCKHOLDER ENGAGEMENT IN SPRING AND FALL 2022

We contacted stockholders representing over	We held meetings with stockholders representing approximately	We held meetings with stockholders representing over	HRCC Chair attended meetings with stockholders representing approximately

During these engagements:

●	the majority of stockholders expressed that they continue to be satisfied with how our programs are structured;
●	stockholders expressed that they viewed payouts as aligned with performance; and
●	some stockholders cautioned ConocoPhillips from making significant changes in response to the 2022 say on pay outcome, because our strategy and execution of that strategy has been very successful.

The HRCC considered the feedback we received during engagement and after considerable deliberation, the HRCC determined the focus should be on continuous improvement within the current design of the programs, including taking action on opportunities for improvement that were raised by stockholders during engagement, as summarized below.

HRCC RESPONSES TO STOCKHOLDER FEEDBACK

Eliminated individual performance adjustments in the short-term incentive program for the Named Executive Officers (“NEOs”) beginning with the 2022 program.
Enhanced our disclosures to help stockholders understand how the HRCC makes payout decisions, including adding more disclosure around how payout decisions in the short-term incentive program are determined, disclosing the target for Adjusted ROCE, and disclosing the performance peers and metrics for all ongoing PSP programs.
Effective in the 2023 short-term incentive program, we will increase the weighting of Financial and Operational measures, making the Financial measure completely formulaic, and we will reduce the number of metrics.
Effective with our 2023 short-term incentive program, eliminated relative TSR as a measure, thereby removing a duplicative measure between the short- and long-term incentive programs.
Effective in 2023, the company enhanced the CEO’s stock ownership guideline from six to eight times base salary, which moves the CEO’s ownership requirements above median of the S&P 100 and our peers.
The HRCC did not provide any off-cycle equity awards to any of the NEOs in 2022 and will carefully consider the stockholder feedback received when designing pay packages for incoming executives.
Effective with our 2023 short-term incentive program, we will introduce a separately weighted measure for “Energy Transition Milestones,” which will serve to further enhance the link between our climate commitments and compensation.

Additional information about what we heard from stockholders and how we responded can be found on pages 65 - 66.

2023 Proxy Statement    13

Proxy Summary

Compensation and Governance Highlights

Management and the HRCC believe pay and performance are best aligned through a rigorous review process of our executive compensation programs. This process, which is described under the heading “HRCC Annual Compensation Cycle” on page 76, consists of benchmarking against our peers, completing four distinct performance reviews, incorporating stockholder feedback, and seeking the assistance of an independent third-party compensation consultant.

In connection with this ongoing review and based on feedback received through our stockholder outreach program, the HRCC maintains what it believes are best practices for executive compensation. Below is a summary of some of those practices.

WHAT WE DO
Majority of total target compensation for executives is performance based (see page 72)
Performance measures align with stockholder interests (see page 70)
Significant stock ownership guidelines (see page 93)
“Double trigger” vesting after a change in control for long-term incentive awards (see page 92)
ESG and Human Capital metrics tied to executive and employee compensation (see page 80)
Payouts capped on executive incentive programs
Executives’ incentive compensation subject to clawback policy
Compensation programs have provisions designed to mitigate undue risk

WHAT WE DON’T DO
No excise tax gross-ups for change in control plan participants
No current payment of dividend equivalents on unvested long-term incentives for executives
No repricing of stock options
No pledging, hedging, short sales, or derivative transactions
No employment agreements for our named executive officers

14    ConocoPhillips

Progress Report on Our Plan for the Net-Zero Energy Transition

Since publishing our Plan for the Net-Zero Energy Transition in 2022 (our “Plan”), we have continued to focus on implementing our Climate Risk Strategy and advancing the objectives that were first outlined in the Plan. Our commitment to these efforts is demonstrated by our achievements made to date — many of which have been completed ahead of schedule. As we achieve our goals, we fine-tune our strategy and refine our commitments to demonstrate adaptability, accountability and ongoing alignment with the aims of the Paris Agreement.

The table below is meant to provide an update on how we are progressing against our Plan, including demonstrating our progress and achievements in reducing Scope 1 and 2 emissions, our efforts to address Scope 3 emissions, as well as our contributions to the energy transition.

●Focus on low cost of supply and low greenhouse gas (GHG) intensity resources that meet transition pathway energy demand

●Assets with less than 10 kg CO2e/BOE projected to represent a larger portion of our portfolio by 2030

●Developing a new net-zero scenario modelling the collective global government and societal actions that would be required to align with the Paris Climate Agreement ambition of limiting warming to 1.5 degrees

●Achieved near-term 10% methane intensity reduction target four years early

●Reduced methane intensity by ~70% since 2015

●Set new target to achieve near-zero methane intensity by 2030 (1.5kg CO2e/BOE or approximately 0.15% of natural gas produced)

●Joined OGMP 2.0 and Veritas initiatives to improve methane measurement and reporting transparency

●On schedule to meet the World Bank Zero Routine Flaring goal by 2025

●In 2021, routine flaring represented only 5% of total volume of gas flared and, based on preliminary data from Q1 to Q3 of 2022, we estimate that we decreased routine flaring by an additional 15%

●Strengthened GHG intensity reduction target from 35-45% to 40-50% by 2030 from a 2016 baseline and expanded target to include both gross operated and net equity emissions

●Achieved 32% gross operated and 27% net equity GHG intensity reductions by year-end 2021

●Invested approximately $150 million on Scope 1 and 2 emissions reductions and low carbon opportunities in 2022

●Participated in a Ceres-led Roundtable to discuss solutions for reaching net-zero emissions with cross-sector participation from the financial sector and E&P oil and gas companies

●Tasked each global business unit with developing potential options to achieve our operational net-zero ambition

●Expanding third-party limited assurance to all sustainability disclosures in forthcoming 2022 Sustainability Report

●Chairing a National Petroleum Council study on reducing methane and GHG emissions

●Evaluating diversified investments in offset projects and funds, such as Climate Asset Management’s Nature Based Carbon fund, which has supported the Restore Africa Programme and offset projects in Mexico aimed at improving forest management for future offset issuance

2023 Proxy Statement    15

Progress Report on Our Plan for the Net-Zero Energy Transition

●Expanded policy advocacy beyond carbon pricing to include demand-side policy and regulatory action such as direct federal regulation of methane, advocating for alternative transportation and power generation, and national policy recommendations on natural gas across the value chain

●Founding member and continued supporter of the Climate Leadership Council (CLC) and Americans for Carbon Dividends (AFCD) to advance carbon pricing in the U.S. to orient economy-wide demand toward lower GHG intensity in support of U.S. climate goals

●Private sector partner within World Bank’s Carbon Pricing Leadership Coalition (CPLC) to share and expand the evidence base for effective carbon pricing

●Incorporated Scope 3 emissions into targeted supplier evaluations

●Held annual ConocoPhillips Supplier Sustainability Forum to share key sustainability messages and best practices

●Building a governance framework for supplier sustainability

●Collaborating with industry groups and third-party partners to align on collection, reporting and supplier engagement for Scope 3 supplier emissions

●Purchased an additional 10% shareholding interest in Australia Pacific LNG (APLNG) in 2022

●Entered into an agreement to purchase an equity interest in new large-scale LNG facility under development by Sempra Infrastructure

●Signed agreements to supply long-term LNG to Germany in partnership with QatarEnergy

●Evaluating potential opportunities to develop carbon capture and storage (CCS) hubs along the U.S. Gulf Coast

●Joined Canada’s Oil Sands Pathway Alliance working toward net-zero by 2050 through CCS

●Established strategic technology partnership with a chemistry innovator to advance CCS process capability for deployment in company projects

●Working with Japanese energy company JERA beginning in 2022 to evaluate the development of blue and green ammonia as a low-carbon power generation fuel from the U.S. Gulf Coast

●Invested in venture with Canadian energy technology company, Ekona Power, to develop hydrogen production technology through methane pyrolysis

We acknowledge the findings of the Intergovernmental Panel on Climate Change that GHG emissions from the use of fossil fuels contribute to increases in global temperatures. We acknowledge the importance that current science places on limiting global average temperature increases to below 2-degree Celsius compared to pre-industrial times, and to achieve that, current science shows that global GHG emissions need to reach net-zero in the second half of this century. We support the Paris Agreement as a welcomed global policy response to that challenge.

We have had a public global climate change position since 2003. The position is reviewed periodically, agreed to by the Executive Leadership Team, and then recommended to the Board.

16    ConocoPhillips

Item 1: Election of Directors and
Director Biographies

What am I Voting On?

You are voting on a proposal to elect the 13 nominees named in this Proxy Statement to one-year terms as ConocoPhillips directors.

What is the makeup of the Board of Directors and how often are the members elected?

Our Board currently has 14 members. The size of the Board is expected to be reduced to 13 members when Ms. Devine retires at the Annual Meeting. Directors are elected at the annual stockholder meeting each year. Any vacancy on the Board created between annual stockholder meetings (if, for example, a current director resigns or the size of the Board is increased) may be filled by a majority vote of the remaining directors then in office. Any director appointed to fill a vacancy would hold office until the next election.

Under our Corporate Governance Guidelines, directors generally may not stand for reelection after they reach the age of 72.

What if a nominee is unable or unwilling to serve?

All director nominees have consented to serve. However, should a director become unable or unwilling to serve before the date of the Annual Meeting and should the Board not elect to reduce the size of the Board, shares represented by proxies may be voted for a substitute nominated by the Board.

How are directors compensated?

Please see our discussion of non-employee director compensation beginning on page 49.

How are nominees selected?

The Committee on Directors’ Affairs regularly evaluates the size and composition of the Board and continually assesses whether the composition appropriately relates to ConocoPhillips’ strategic needs, which change as the business environment evolves. We seek director candidates who possess the highest personal and professional ethics, integrity, and values and who are committed to representing the long-term interest of all ConocoPhillips’ stakeholders. As some directors approach retirement age, the Committee on Directors’ Affairs seeks to onboard new directors to backfill the needed skills and experience of outgoing directors with sufficient overlap in service to allow for the transfer of institutional knowledge and sharing of experiences.

2023 Proxy Statement    17

Item 1: Election of Directors and Director Biographies

The chart below shows our process for identifying and integrating new directors.

HOW WE SELECT AND ONBOARD/INTEGRATE NEW BOARD MEMBERS

Our Corporate Governance Guidelines contain director independence standards consistent with the standards prescribed in the NYSE Listed Company Manual and provide that, at all times, at least a substantial majority of the Board must meet those standards. The Committee on Directors’ Affairs also seeks to ensure that the Board reflects a range of talents, ages, skills, personal attributes, and expertise — particularly in the areas of leadership and management, financial reporting, issues specific to oil- and gas-related industries, both domestic and international markets, public policy and government regulation, technology, public company board service, human capital management, and environmental and sustainability matters — sufficient to provide sound and prudent guidance with respect to ConocoPhillips’ strategic needs. The Board seeks to maintain a diverse membership and also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties, including attending Board and applicable committee meetings. To that end, the Committee on Directors’ Affairs considers the number of other boards on which each candidate already serves. Directors should seek approval from the Chair of the Board and the Chair of the Committee on Directors’ Affairs in advance of accepting an invitation to serve on another public company board.

18    ConocoPhillips

Item 1: Election of Directors and Director Biographies

The following are some of the key qualifications and skills the Committee on Directors’ Affairs considered in evaluating the director nominees. The chart on the next page shows how these qualifications and skills are distributed among our nominees. The individual biographies beginning on page 22 provide additional information about how each nominee’s specific experiences, qualifications, and skills align with and further the strategic direction of ConocoPhillips.

CEO or senior officer	Financial reporting	Industry
We believe that directors with CEO or senior officer experience provide valuable insights. These individuals have a demonstrated record of leadership and a practical understanding of organizations, processes, strategy, risk and risk management, and the methods to drive change and growth. Through their service as top leaders at other companies, they also bring valuable perspectives on common issues affecting large and complex organizations.	We measure operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to ConocoPhillips’ success. Accordingly, we seek to have a number of directors who could qualify as audit committee financial experts (as defined by SEC rules), and we expect all of our directors to be financially knowledgeable. We also believe it is important to have knowledge and experience in capital markets, both debt and equity, given our position as a large publicly traded company.	We seek to have directors with significant experience in the energy industry. These directors have valuable perspective on issues specific to our business.

Global	Regulatory/government	Technology
As a global energy company, our future success depends, in part, on how we grow our businesses outside the United States. Directors with global business or international experience provide valued perspectives on our operations.	The perspectives of directors who have experience within the regulatory field are important. The energy industry is heavily regulated and directly affected by governmental actions and decisions, and we believe that directors with government experience offer valuable insight in this regard.	Experience or expertise in information technology helps us pursue and achieve our business objectives. Leadership and understanding of technology, cybersecurity risk, cloud computing, scalable data analytics, and big data technologies add exceptional value to our Board as we increasingly utilize our global data assets to monitor and optimize our operations.

Public company board service	Environmental/sustainability	Human capital management
ConocoPhillips aspires to the highest standards of corporate governance and ethical conduct. Service on the boards and board committees of other large, publicly traded companies provides an understanding of corporate governance practices and trends and insights into: (1) board management; (2) relations between the Board, the CEO, and senior management; (3) agenda setting; and (4) succession planning. We believe this experience supports our goals of strong board and management accountability, transparency, and protection of stockholder interests.	We adhere to robust operating standards and procedures that have delivered a proven track record. Our sustainable development approach is integrated into ConocoPhillips’ planning and decision-making. We believe this experience strengthens the Board’s oversight and ensures that strategic business essentials and long-term value creation for stockholders are achieved with a responsible, sustainable business model which fosters a stable and healthy environment for tomorrow and proactively addresses stakeholder interests.	We could not execute our differential strategy without employees, which is why we value directors with experience in effectively engaging, developing, retaining and rewarding employees and with experience in diversity, equity, and inclusion management.

2023 Proxy Statement    19

Item 1: Election of Directors and Director Biographies

NOMINEE SKILLS MATRIX

Nominees and Primary Occupation		Other Current U.S. Public Company Directorships	Dir. Since	Age*	Ind.	Nominee Skills: CEO or senior officer	Financial reporting	Industry	Global	Regulatory/ government	Technology	Public company board service	Environmental/ sustainability	Human capital management
	**Dennis V. Arriola** Former Chief Executive Officer, Avangrid, Inc.		2022	62	●	✓	✓	✓	✓	✓		✓	✓	✓
	**Jody Freeman** Archibald Cox Professor of Law, Harvard Law School		2012	59	●			✓		✓			✓	
	**Gay Huey Evans CBE** Chairman, London Metal Exchange	• *S&P Global Inc.*	2013	68	●		✓		✓	✓		✓		
	**Jeffrey A. Joerres** Former Executive Chairman and Chief Executive Officer, ManpowerGroup Inc.	• *The Western Union Company* • *Artisan Partners Asset Management Inc.*	2018	63	●	✓	✓		✓	✓		✓		✓
	**Ryan M. Lance** Chairman and Chief Executive Officer, ConocoPhillips	• *Freeport-McMoRan, Inc.*	2012	60		✓		✓	✓	✓		✓	✓	✓
	**Timothy A. Leach** Advisor to the Chief Executive Officer, ConocoPhillips		2021	63		✓	✓	✓		✓		✓	✓	✓
	**William H. McRaven** Retired U.S. Navy Four-Star Admiral (SEAL)		2018	67	●	✓	✓		✓	✓				✓
	**Sharmila Mulligan** Former Chief Strategy Officer, Alteryx		2017	57	●	✓	✓				✓			✓
	**Eric D. Mullins** Chairman and Chief Executive Officer, Lime Rock Resources	• *Valero Energy Company*	2020	60	●	✓	✓	✓	✓			✓	✓	✓
	**Arjun N. Murti** Partner, Veriten LLC		2015	54	●		✓	✓	✓				✓	✓
	**Robert A. Niblock** **Lead Director** Former Chairman, President, and Chief Executive Officer, Lowe's Companies, Inc.	• *Lamb Weston Holdings, Inc.* • *PNC Financial Services Group, Inc.*	2010	60	●	✓	✓					✓		✓
	**David T. Seaton** Former Chairman and Chief Executive Officer, Fluor Corporation	• *The Mosaic Company*	2020	61	●	✓	✓	✓	✓	✓		✓	✓	✓
	**R.A. Walker** Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation		2020	66	●	✓	✓	✓	✓	✓	✓	✓	✓	✓

* As of April 3, 2023

20    ConocoPhillips

Item 1: Election of Directors and Director Biographies

Generally, the Committee on Directors’ Affairs identifies candidates through business and organizational contacts of the directors and management, though third-party search firms occasionally assist as well. Stockholders are also welcomed to recommend director candidates for consideration. If you wish to recommend a candidate for nomination to the Board, please follow the procedures described under “Submission of Future Stockholder Proposals and Nominations” on page 150 for nominations made directly by a stockholder. Candidates recommended by stockholders are evaluated on the same basis as all other candidates.

After the 2022 Annual Meeting of Stockholders, at which 12 of the 13 current nominees for directors were elected, the Committee on Directors’ Affairs recommended and the Board concurred in electing Mr. Dennis V. Arriola to the Board effective September 13, 2022. Mr. Arriola was identified as part of the Committee of on Directors’ Affairs regular process for identifying potential director nominees. Mr. Arriola was identified by global executive search firm, Heidrick & Struggles.

What vote is required to approve this proposal?

Each nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting; the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In a contested election (if the number of nominees exceeded the number of directors to be elected), directors would be elected by a plurality of the shares represented at the meeting and entitled to vote on the election of directors.

What if a Director Nominee does not receive a majority of the votes cast?

If a nominee who is serving as a director is not elected at the Annual Meeting and no one else is elected in place of that director, then, under Delaware law, the director continues to serve on the Board as a “holdover director.” However, under our By-Laws, a holdover director is required to tender a resignation to the Board. The Committee on Directors’ Affairs then would consider the resignation and recommend to the Board whether to accept or reject it or whether some other action should be taken. The Board would then make a decision, without participation by the holdover director. The Board is required to disclose publicly (by a news release, filing with the SEC, or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind that decision within 90 days from the date the election results are certified.

2023 Proxy Statement    21

Item 1: Election of Directors and Director Biographies

Who are this year’s Director Nominees?

The following 13 directors are standing for election to hold office until the 2024 Annual Meeting of Stockholders. Each of the director nominees is a current director. Committee membership is effective as of May 15, 2023.

Age: 62 Director Since: September 2022 ConocoPhillips Committees:

Audit and Finance Committee

Human Resources and Compensation Committee
Dennis V. Arriola Former Chief Executive Officer, Avangrid, Inc.

Mr. Arriola served as Chief Executive Officer of Avangrid, Inc. from 2020 until 2022. He joined Avangrid from Sempra Energy, a publicly traded energy infrastructure company, where he served as executive vice president and group president, and chief sustainability officer. Throughout his career, Mr. Arriola has served in a broad range of leadership positions in gas and electric utilities as well as renewables, including as chairman, president and chief executive officer of Southern California Gas Co., senior vice president and chief financial officer of both San Diego Gas & Electric and Southern California Gas Co., vice president of communications and investor relations for Sempra, and regional vice president and general manager of Sempra’s South American operations.

Mr. Arriola serves on the board of directors of the Automobile Club of Southern California and previously served on the boards of Avangrid, Inc., the California Latino Economic Institute, the U.S. Chamber of Commerce, the California Business Roundtable, the Edison Electric Institute, and the boards of several Sempra operating companies, including Infraestructura Energética Nova, a publicly traded company in Mexico, Luz del Sur SAA, a publicly traded company in Peru, and Chilquinta Energía in Chile.

Skills and Qualifications:

Mr. Arriola’s extensive experience in the energy sector, including leadership positions in companies with global operations in gas and electric utilities as well as renewables, brings valuable perspective to the Board. The Board believes that his career experience, including in sustainability, will greatly enhance the Board’s ability to guide ConocoPhillips in executing its strategy.

CEO or senior officer	Financial reporting	Industry

Global	Regulatory/government	Public company board service

Environmental/sustainability	Human capital management

22    ConocoPhillips

Item 1: Election of Directors and Director Biographies

Age: 59 Director Since: July 2012 ConocoPhillips Committees:

Public Policy and Sustainability Committee (Chair)

Committee on Directors’ Affairs

Executive Committee
Jody Freeman Archibald Cox Professor of Law, Harvard Law School

Ms. Freeman is the Archibald Cox Professor of Law at Harvard Law School and founding director of the Harvard Law School Environmental and Energy Law and Policy Program. She is a nationally renowned scholar of administrative law and environmental law, and an expert on federal energy regulation and climate change.

Ms. Freeman formerly served as Counselor for Energy and Climate Change in the White House from 2009 to 2010 and as an independent consultant to the National Commission on the Deepwater Horizon Oil Spill and Offshore Drilling in 2010.

Ms. Freeman has served as a member of the Administrative Conference of the United States, which advises the government on regulatory innovation. She also previously served on the Advisory Council of the Electric Power Research Institute.

Ms. Freeman is a member of the Climate Advisory Board for Norges Bank. She is also a Fellow of the American College of Environmental Lawyers, and a member of the American Academy of Arts and Sciences and the Council on Foreign Relations.

Skills and Qualifications:

Ms. Freeman’s expertise in environmental and energy law and policy and her unique experiences in shaping federal environmental and energy policy, especially in matters critical to ConocoPhillips’ operations, enable her to provide valuable insight into our policies and practices.

Industry	Regulatory/government	Environmental/sustainability

Age: 68 Director Since: March 2013 ConocoPhillips Committees:

Committee on Directors’ Affairs

Human Resources and Compensation Committee

Other current U.S. public company directorships:
● S&P Global Inc.
Gay Huey Evans CBE Chairman, London Metal Exchange

Ms. Huey Evans is Chairman of the Board of Directors of the London Metal Exchange and a member of His Majesty’s Treasury Board, Sub-Committee, and Nominations Committee. She is also a non-executive director of Standard Chartered plc and S&P Global Inc. She also currently serves as a Senior Advisor of Chatham House, as an advisor of Quantexa, as a Trustee of Benjamin Franklin House, and is a member of the IUKFP (Indian UK Financial Partnership). She was Vice Chairman, Investment Banking and Investment Management at Barclays Capital from 2008 to 2010. She was previously head of governance of Citi Alternative Investments (EMEA) from 2007 to 2008 and President of Tribeca Global Management (Europe) Ltd. from 2005 to 2007, both part of Citigroup. From 1998 to 2005, she was director of the markets division and head of the capital markets sector at the U.K. Financial Services Authority. She previously held various senior management positions with Bankers Trust Company in New York and London.

Ms. Huey Evans previously served on the boards of IHS Markit, Itau BBA International Limited, Aviva plc, The London Stock Exchange Group plc., and Falcon Private Wealth Ltd. She also previously served as Trustee of the Beacon Awards, which celebrate British philanthropy and as Trustee of Wellbeing of Women, where she was Chair of the Investment Committee.

Skills and Qualifications:

Ms. Huey Evans’ in-depth knowledge of, and insight into, global capital markets from her extensive experience in the international financial services industry brings valuable expertise to ConocoPhillips’ businesses.

Ms. Huey Evans was awarded a CBE in 2021 for services to the economy and philanthropy, and an OBE in 2016 for services to financial services and diversity. She is a passionate advocate for ensuring markets build trust through accessibility and transparency and for increased diversity in business.

Financial reporting	Global	Regulatory/government

Public company board service

2023 Proxy Statement    23

Item 1: Election of Directors and Director Biographies

Age: 63 Director Since: July 2018 ConocoPhillips Committees:

Human Resources and Compensation Committee (Chair)

Committee on Directors’ Affairs

Executive Committee

Other current U.S. public company directorships:
● The Western Union Company ● Artisan Partners Asset Management Inc.
Jeffrey A. Joerres Former Executive Chairman and Chief Executive Officer, ManpowerGroup Inc.

Mr. Joerres served as Chief Executive Officer of ManpowerGroup Inc. from 1999 to 2014, as Chairman of the Board from 2001 to 2014, and as Executive Chairman from May 2014 to December 2015. Mr. Joerres joined ManpowerGroup in 1993 and served as vice president of marketing and senior vice president of European operations and marketing and major account development.

He currently serves on the boards of The Western Union Company and Artisan Partners Asset Management Inc. He previously served as a director of Johnson Controls International plc and Artisan Funds, Inc. Additionally, Mr. Joerres is on the board of the Green Bay Packers and Kohler Co. He is a minority owner in the Milwaukee Bucks. Mr. Joerres is a former director and Chairman of the Federal Reserve Bank of Chicago and previously served on the board of the Boys and Girls Clubs of Milwaukee.

Skills and Qualifications:

Mr. Joerres’s extensive global leadership, human capital management experience, and substantial involvement on both public and private boards enable him to provide guidance to the Board with respect to ConocoPhillips’ people and operations.

CEO or senior officer	Financial reporting	Global

Regulatory/government	Public company board service	Human capital management

Age: 60 Director Since: April 2012 ConocoPhillips Committees:

Executive Committee (Chair)

Other current U.S. public company directorships:
● Freeport-McMoRan, Inc.
Ryan M. Lance Chairman and Chief Executive Officer, ConocoPhillips

Mr. Lance was appointed Chairman and Chief Executive Officer in May 2012, having previously served as Senior Vice President, Exploration and Production—International since May 2009.

Mr. Lance previously served as President, Exploration and Production—Europe, Asia, Africa, and the Middle East from September 2007 to April 2009. From February 2007 to September 2007, he served as Senior Vice President, Technology, and, prior to that, Mr. Lance served as Senior Vice President, Technology and Major Projects beginning in 2006. He served as President, Downstream Strategy, Integration and Specialty Businesses from 2005 to 2006.

Skills and Qualifications:

Mr. Lance’s service as Chairman and Chief Executive Officer of ConocoPhillips makes him well qualified to serve both as a director and Chairman of the Board. Mr. Lance’s extensive experience in the industry as an executive in our exploration and production businesses, and as the global representative of ConocoPhillips, makes his service as a director invaluable.

CEO or senior officer	Industry	Global

Regulatory/government	Public company board service	Environmental/ sustainability

Human capital management

24    ConocoPhillips

Item 1: Election of Directors and Director Biographies

Age: 63 Director Since: January 2021
Timothy A. Leach Advisor to the Chief Executive Officer, ConocoPhillips

Mr. Leach was appointed Advisor to the Chief Executive Officer for ConocoPhillips in May 2022. He previously served as executive vice president, Lower 48. Prior to joining ConocoPhillips, Mr. Leach served as chairman and chief executive officer of Concho Resources Inc. from its formation in February 2006, until its acquisition by ConocoPhillips in January 2021. During his time at Concho, Mr. Leach also served as president from July 2009 until May 2017.

Mr. Leach was appointed to the Texas A&M University System Board of Regents by Texas Governor Greg Abbott in 2017 and elected chairman in 2021, having previously served as vice chairman since May 2019.

Skills and Qualifications:

Mr. Leach brings invaluable contributions to the Board with his extensive industry experience and valuable expertise in strategic leadership of a public company.

CEO or senior officer	Financial reporting	Industry

Regulatory/government	Public company board service	Environmental/sustainability

Human capital management

Age: 67 Director Since: October 2018 ConocoPhillips Committees:

Audit and Finance Committee

Public Policy and Sustainability Committee
William H. McRaven Retired U.S. Navy Four-Star Admiral (SEAL)

William H. McRaven is a Senior Advisor at Lazard Financial. He is also a retired U.S. Navy Four-Star Admiral (SEAL) and the former Chancellor of the University of Texas System. During his time in the military, he commanded special operations forces at every level, eventually taking charge of all U.S. Special Operations. His military career included combat during Desert Storm and both the Iraq and Afghanistan wars. As the Chancellor of the University of Texas System from January 2014 until May 2018, he led one of the nation’s largest and most respected systems of higher education, with over 230,000 students and 100,000 faculty, staff, and health care professionals.

Admiral McRaven is a recognized national authority on U.S. foreign policy and has advised Presidents George W. Bush and Barack Obama and other U.S. leaders on defense issues. He currently serves on the advisory board of Palantir Technologies Inc. He also serves on the Council on Foreign Relations, the National Football Foundation, the International Crisis Group, and The Mission Continues.

Skills and Qualifications:

Admiral McRaven’s international, logistical, and administrative experience brings valuable expertise on global business issues and government relations to the Board.

CEO or senior officer	Financial reporting	Global

Regulatory/government	Human capital management

2023 Proxy Statement    25

Item 1: Election of Directors and Director Biographies

Age: 57 Director Since: July 2017 ConocoPhillips Committees:

Audit and Finance Committee

Human Resources and Compensation Committee
Sharmila Mulligan Former Chief Strategy Officer, Alteryx

Ms. Mulligan served as the Chief Strategy Officer at Alteryx from April 2019 to August 2021 following the company’s acquisition of ClearStory Data, where she served as founder and chief executive officer since its inception in September 2011. From 2009 to 2011, Ms. Mulligan served as executive vice president for Aster Data Systems, Inc. until its acquisition by Teradata Corporation. Prior to Aster Data, Ms. Mulligan was a vice president of software solutions for HP Inc. Prior to HP, Ms. Mulligan was executive vice president of products and marketing at Opsware Inc. from 2002 until its eventual acquisition by HP in 2007. Prior to Opsware Inc., Ms. Mulligan led product management and held vice president positions at Netscape Communications, Microsoft, and General Magic.

Ms. Mulligan serves on the advisory board and board of visitors of Northwestern University and the University of Richmond and is an advisor to, and investor in, numerous enterprise software and consumer technology companies. Ms. Mulligan previously served on the board of directors of Lattice Engines, Inc. until its acquisition.

Skills and Qualifications:

Ms. Mulligan’s experience in cloud computing, scalable data analytics, and a broad range of big data technologies plus Internet of Things and Artificial Intelligence innovation adds exceptional value to the Board. Her experience as a CEO enables her to provide the Board with beneficial strategic leadership qualities.

CEO or senior officer	Financial reporting	Technology

Human capital management

Age: 60 Director Since: September 2020 ConocoPhillips Committees:

Audit and Finance Committee

Public Policy and Sustainability Committee

Other current U.S. public company directorships:
● Valero Energy Company
Eric D. Mullins Chairman and Chief Executive Officer, Lime Rock Resources

Mr. Mullins is Chairman and Chief Executive Officer of Lime Rock Resources, a private equity fund that he co-founded in 2005. He previously served as co-chief executive officer of Lime Rock Resources. Lime Rock is focused on acquiring and developing low-risk oil and gas properties. Prior to co-founding Lime Rock, Mr. Mullins served as a managing director with Goldman Sachs in the Natural Resources Group from 1999 to 2004, as vice president from 1994 to 1999, and as an associate from 1990 to 1994.

Mr. Mullins serves on the board of directors for Valero Energy Company. He is also on the board of trustees of the Baylor College of Medicine. Mr. Mullins previously served on the boards of Anadarko Petroleum Company, Pacific Gas & Electric Company, PG&E Corporation, and LRR Energy, L.P.

Skills and Qualifications:

Mr. Mullins brings to the Board valuable industry experience as well as management, accounting and finance expertise. The Board believes that his career experiences and knowledge in financing and strategic matters for companies greatly assist and enhance the Board’s ability to provide effective strategic oversight.

CEO or senior officer	Financial reporting	Industry

Global	Public company board service	Environmental/sustainability

Human capital management

26    ConocoPhillips

Item 1: Election of Directors and Director Biographies

Age: 54 Director Since: January 2015 ConocoPhillips Committees:

Audit and Finance Committee (Chair)

Human Resources and Compensation Committee

Executive Committee
Arjun N. Murti Partner, Veriten LLC

Mr. Murti is a Partner at Veriten LLC and a Senior Advisor at Warburg Pincus. He previously served as a partner at Goldman Sachs from 2006 to 2014. Prior to becoming partner, he served as managing director from 2003 to 2006 and as vice president from 1999 to 2003. During his time at Goldman Sachs, Mr. Murti worked as a sell-side equity research analyst covering the energy sector. He was co-director of equity research for the Americas from 2011 to 2014.

Previously, Mr. Murti held equity analyst positions at JP Morgan Investment Management from 1995 to 1999 and at Petrie Parkman from 1992 to 1995.

Mr. Murti serves on the advisory board of ClearPath, Columbia Center on Global Energy Policy, and as a trustee of Kent Place School.

Skills and Qualifications:

Mr. Murti brings to the Board a deep understanding of financial oversight and accountability with his experience as a Partner at Goldman Sachs. He has spent more than 30 years in the financial services industry with an extensive focus, both domestic and global, on the energy industry. This experience provides the Board valuable insight into financial management and analysis.

Financial reporting	Industry	Global

Environmental/ sustainability	Human capital management

Age: 60 Director Since: February 2010 ConocoPhillips Committees:

Committee on Directors’ Affairs (Chair)

Human Resources and Compensation Committee

Executive Committee

Other current U.S. public company directorships:
● Lamb Weston Holdings, Inc. ● PNC Financial Services Group, Inc.
Robert A. Niblock, Lead Director Former Chairman, President and Chief Executive Officer, Lowe’s Companies, Inc.

Mr. Niblock served as Chairman of the Board and Chief Executive Officer of Lowe’s Companies, Inc. from January 2005 until July 2018 and as President of Lowe’s from 2011 until July 2018, after having served in that role from 2003 to 2006. Mr. Niblock became a member of the board of directors of Lowe’s when he was named Chairman- and CEO-elect in 2004. Mr. Niblock joined Lowe’s in 1993 and during his career with the company, he also served as vice president and treasurer, senior vice president, and executive vice president and CFO. Before joining Lowe’s, Mr. Niblock had a nine-year career with accounting firm Ernst & Young.

Mr. Niblock serves on the board of directors of Lamb Weston Holdings, Inc. and PNC Financial Services Group, Inc. He previously served as a member of the board of directors of the Retail Industry Leaders Association from 2003 until 2018 and served as its secretary from 2012 until 2018. He also served as its chairman in 2008 and 2009 and as vice chairman in 2006 and 2007.

Skills and Qualifications:

The Board values his experience as a CEO and in financial reporting matters. Mr. Niblock’s experience as a CEO of a large public company allows him to provide the Board with valuable operational and financial expertise.

CEO or senior officer	Financial reporting	Public company board service

Human capital management

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Item 1: Election of Directors and Director Biographies

Age: 61 Director Since: March 2020 ConocoPhillips Committees:

Committee on Directors’ Affairs

Public Policy and Sustainability Committee

Other current U.S. public company directorships:
● The Mosaic Company
David T. Seaton Former Chairman and Chief Executive Officer, Fluor Corporation

Mr. Seaton is the former Chairman and Chief Executive Officer of Fluor Corporation. He became CEO and joined Fluor’s board of directors in February 2011 and was elected to the role of Chairman of the board in February 2012. Mr. Seaton held numerous positions in both operations and sales globally since joining the company in 1985.

Mr. Seaton serves on the board of directors of The Mosaic Company and the National Association of Manufacturers. He is also a senior advisor for the Boston Consulting Group’s Infrastructure Practice. He has served in leadership positions of numerous business associations, including the Business Roundtable, the International Business Council, the American Petroleum Institute, and the U.S.-Saudi Arabian Business Council. In 2011, he was appointed by the U.S. Secretary of Energy to serve as a member of the National Petroleum Council.

Mr. Seaton is the former chairman of the National Board of Governors of the Boys and Girls Clubs of America, and previously served in leadership positions for the Boys and Girls Clubs of America and United Way of Greater Dallas.

Skills and Qualifications:

As a former CEO of a multinational engineering and construction company, Mr. Seaton brings valuable experience and expertise in operational and financial matters. The Board believes Mr. Seaton’s international business experience with global issues facing a large, multinational public company make him well qualified to serve as a member of the Board.

CEO or senior officer	Financial reporting	Industry

Global	Regulatory/government	Public company board service

Environmental/ sustainability	Human capital management

Age: 66 Director Since: March 2020 ConocoPhillips Committees:

Audit and Finance Committee

Public Policy and Sustainability Committee
R.A. Walker Former Chairman and Chief Executive Officer, Anadarko Petroleum Corporation

Mr. Walker was the Chairman and Chief Executive Officer of Anadarko Petroleum Corporation until August of 2019, when the company was purchased by Occidental Petroleum. He joined Anadarko in 2005 as senior vice president and chief financial officer, later serving as president and chief operating officer, before becoming CEO in 2012. Prior to his time at Anadarko, he worked in the oil and gas industry, investment and commercial banking, and as an institutional investor.

Mr. Walker is currently senior advisor of Jefferies Financial Group Inc. He previously served on the board of directors of BOK Financial Corporation, CenterPoint Energy Corporation, Enable Midstream Partners, LP, and Health Care Services Corporation.

Skills and Qualifications:

In addition to his former role as Chairman and CEO of Anadarko, Mr. Walker has significant energy industry, commercial and investment banking, and asset management experience, as well as technology, regulatory, governmental, and international business experiences. He has served on and chaired numerous boards of public and private companies, industry trade associations and philanthropic organizations, bringing a broad range of experience and expertise to the Board.

CEO or senior officer	Financial reporting	Industry

Global	Regulatory/government	Technology

Public company board service	Environmental/ sustainability	Human capital management

FOR	The Board recommends you vote FOR each nominee standing for election as director.

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Item 1: Election of Directors and Director Biographies

Board Composition and Refreshment

We believe that the Board benefits from having a mix of diverse perspectives, including a balance of longer-tenured directors with great institutional knowledge and new directors that bring a fresh perspective. As part of our Board’s commitment to regular renewal and refreshment:

●	The Committee on Directors’ Affairs routinely and on an ongoing basis assesses the Board’s composition, taking into consideration any planned retirements for the Board, as well as background and diversity (including gender, ethnicity, race, national origin, and geographic background);

●	We have implemented an annual Board and Committee assessment process; and

●	We have adopted Corporate Governance Guidelines that state that directors generally may not stand for re-election after they reach the age of 72.

Seven of the 13 director nominees have joined the Board in the past 5 years. Forty-six percent of our director nominees are women and/or racially/ethnically diverse individuals. The average age of our director nominees is 61.5 and the average tenure of our director nominees is 5.8 years.

Board Changes in the Past 5 Years

7 new highly skilled directors have joined our Board	Skills enhanced in the past 5 years CEO or senior officer experience

3 directors have left our Board due to reaching retirement age	Industry experience Expertise in environmental matters and sustainability Global organization experience

Director Onboarding and Education

The Board has an orientation and onboarding program for new directors and provides continuing education for all directors that is overseen by the Committee on Directors’ Affairs.

New Director Orientation
The orientation program is tailored to the needs of each new director depending on his or her level of experience serving on other boards and knowledge of ConocoPhillips and the oil and gas industry. Materials provided to new directors include information on ConocoPhillips’ strategic plans, financial matters, corporate governance practices, Code of Business Ethics and Conduct, and other key policies and practices. The onboarding process includes a series of meetings with members of senior management and their staff for deep-dive briefings on ConocoPhillips’ operations and financial strategies and SPIRIT Values. In addition, the orientation program includes a visit to ConocoPhillips’ headquarters, and to the extent practicable, certain significant facilities.

Continuing Director Education
Continuing director education is provided during portions of Board and committee meetings and is focused on topics necessary to assist them in fulfilling their duties, including regular reviews of compliance and corporate governance developments; business-specific learning opportunities through site visits and Board meetings; and briefing sessions on topics that present special risks and opportunities to ConocoPhillips. Education often takes the form of “white papers” covering timely subjects or topics. As part of the Board’s annual evaluation process, directors are asked to identify areas where they feel continuing education would be helpful.

Director Education Seminars
Directors may attend educational seminars and programs sponsored by external organizations. ConocoPhillips covers the reasonable expenses for a director’s participation in outside continuing education approved by the Committee on Directors’ Affairs.

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Item 1: Election of Directors and Director Biographies

Board and Committee Evaluations

Each year, the Board performs a rigorous full Board evaluation, and each director performs a self-evaluation and an evaluation of each of his or her peers. Generally, the evaluation process described below is managed by the Corporate Secretary’s office with oversight by the Committee on Directors’ Affairs. However, the Committee on Directors’ Affairs periodically retains an independent third party to manage the evaluation process to ensure it remains as thorough and transparent as possible.

1 EVALUATION QUESTIONNAIRES

●    Formal opportunity for directors to identify potential improvements

●    Solicit candid input from each director regarding the performance and effectiveness of the Board, its committees, and individual directors

2 INDIVIDUAL INTERVIEWS	● Lead Director has an in-depth conversation with each member of the Board

3 REVIEW OF FEEDBACK	● Lead Director reviews questionnaire and interview responses with Committee on Directors’ Affairs ● Lead Director reviews questionnaire and interview responses with full Board in executive session

4 USE OF FEEDBACK

●    The Committee on Directors’ Affairs develops recommendations

●    The Committee on Directors’ Affairs and the Lead Director identify areas for improvement of individual directors and of the Board as a whole

● The Committee on Directors’ Affairs uses the results of individual director evaluations as a part of the nomination process for the next annual meeting

5 CHANGES IMPLEMENTED

●    As a result of this evaluation process, the Board has strengthened its structure and procedures in the following ways over the past few years:

–   improved efficiencies at meetings;

–   more robust committee reports to the full Board;

–   individual director coaching; and

–   added new highly-skilled directors to enhance the Board’s composition.

In addition to participating in the full Board evaluation, members of each committee also complete a detailed questionnaire annually to evaluate how well the committee is operating and to suggest improvements. Each committee’s Chair summarizes the responses and reviews them with the members of his or her respective committee.

The Committee on Directors’ Affairs reviews these evaluation processes annually and develops any changes it deems necessary to maintain best practices.

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Corporate Governance at ConocoPhillips

The Committee on Directors’ Affairs and our Board annually review our governance structure, taking into account any changes in Securities and Exchange Commission (the “SEC”) and New York Stock Exchange (the “NYSE”) rules, as well as current best practices. Our Corporate Governance Guidelines address the matters shown below, among others.

● Director qualifications ● Director responsibilities ● Board committees	● Director access to officers, employees, and independent advisors ● Director compensation and stock ownership requirements	● Director orientation and continuing education ● Chief Executive Officer evaluation and management succession planning ● Board performance evaluations

The Corporate Governance Guidelines are posted on our website under “Investors > Corporate Governance” and are available in print upon request (see “Available Information and Q&A about the Annual Meeting and Voting” beginning on page 151).

Board Leadership Structure

BOARD OVERVIEW

● Chairman and Chief Executive Officer: Ryan M. Lance ● Lead Director: Robert A. Niblock	● Active engagement by all directors ● Eleven of our 13 director nominees are independent	● All members of the Audit and Finance Committee, Human Resources and Compensation Committee, Public Policy and Sustainability Committee, and Committee on Directors’ Affairs are independent

Annual Evaluation of Leadership Structure and Annual Election of Independent Lead Director

ConocoPhillips believes that independent board oversight is an essential component of strong corporate performance and enhances stockholder value. The Board believes there is no single organizational model that is the best and most effective in all circumstances. As a result, the Board periodically considers whether the offices of Chairman and CEO should be combined or separated and who should serve in such capacities.

Under our Corporate Governance Guidelines our Board chooses its Chairman based on what is in the best interest of ConocoPhillips and our stockholders. The Chairman and CEO may, but need not, be the same person. As part of its annual review and evaluation process, the Board reviews its leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interest of ConocoPhillips and our stockholders.

Our Corporate Governance Guidelines require that, in the event the Board determines that it is in the best interest of ConocoPhillips and its stockholders for the offices of Chairman and CEO to be held by the same person (or in the event the office of Chairman is not held by the CEO, but is nonetheless not independent), an independent lead director must be selected from among the non-employee directors. The Board will continue to re-examine its corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet our needs.

Why We Believe in Our Leadership Structure

In 2022, the Board reviewed our leadership structure and determined that continuing with a combined Chairman and CEO, with our independent Lead Director, continues to be in the best interest of ConocoPhillips and our stockholders. The Board believes its current structure and processes ensure our Chairman and CEO is in a position to guide the Board in setting priorities for ConocoPhillips and in addressing the risks and challenges we face, while also providing for robust, effective, and independent oversight of management by the Board and our independent Lead Director.

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Corporate Governance at ConocoPhillips

LEAD DIRECTOR’S RESPONSIBILITIES:

●  Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the Board, and manages the discussion with the Chairman following such executive sessions;

●  Serves as liaison between the Chairman and the non-employee directors;

●  Advises the Chairman of the Board’s informational needs and ensures appropriate information is provided to the Board;

●  In consultation with the Chairman, approves meeting agendas for the Board;

●  Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

●  Has authority to call meetings of the non-employee directors;

●  Approves the retention of consultants that report directly to the Board;

●  Ensures that the Board’s self-assessments are conducted annually to promote efficient and effective Board performance and functioning;

●  Evaluates the performance of the CEO in consultation with the Chair of the Human Resources and Compensation Committee; and

●  If requested by stockholders, after consulting with the Chairman and CEO, ensures that he or she will be available for appropriate engagements with those stockholders.

The Board consists of 11 independent directors. Furthermore, each of the Audit and Finance, Human Resources and Compensation, and Directors’ Affairs committees is made up entirely of independent directors. The Chairs of the Board’s committees establish their agendas and review their committee materials in advance of meetings, conferring with other directors and members of management as each deems appropriate. Moreover, each director is free to suggest agenda items and to raise matters that are not on the agenda at Board and committee meetings. Our Corporate Governance Guidelines require our Lead Director to preside over an executive session of the non-employee directors at every meeting. Each executive session may include a discussion of the performance of the Chairman and CEO, matters concerning the relationship of the Board with the Chairman and CEO and other members of senior management, and such other matters as the non-employee directors deem appropriate. In addition, our Lead Director presides over a meeting of our independent directors at least once a year as required by the NYSE rules. No formal action of the Board is taken at these meetings, although the non-employee directors may subsequently recommend matters for consideration by the full Board. The Board may invite guest attendees for the purpose of making presentations, responding to questions by the directors, or providing counsel on specific matters within their areas of expertise.

Ryan Lance	Robert A. Niblock
Chairman and Chief Executive Officer	Lead Director

●  Possesses extensive knowledge and deep understanding of the business and challenges we face

●  Facilitates timely deliberation by the Board of items of the highest priority through his day-to-day insight into our challenges and opportunities

●  Promotes unity and reliability through consistent leadership direction internally and externally

●  Serves as a bridge between the Board and management, promoting collaboration while ensuring oversight

●  Positioned to most effectively execute the strategy for the business to maximize stockholder value

●  Proven successful in leading ConocoPhillips through business cycles and major transactions, including subsequent integration of acquired businesses

●  Extensive experience serving on public company boards provides strong background in corporate governance

●  Deep understanding of our business and extensive amounts of institutional knowledge having served as an active director since 2010, including rotations on all of the Committees of the Board

●  Respected by the management and the other Directors, promoting a collaborative environment for decision-making, while enabling strong oversight of executive leadership

●  Strong working relationship with our Chairman and Chief Executive Officer

●  Deeply invested in ensuring the effectiveness and independence of the Board, holding in-depth conversations with each Director as part of the annual evaluation process

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Board Independence

The Corporate Governance Guidelines contain director independence standards that are consistent with the standards set forth in the NYSE Listed Company Manual to assist the Board in determining the independence of ConocoPhillips’ non-employee directors. Under such standards, the Board has determined that all non-employee directors meet the standards regarding independence set forth in the Corporate Governance Guidelines and are free of any material relationship with ConocoPhillips (either directly or indirectly as a partner, stockholder, or officer of an organization that has a relationship with ConocoPhillips). In making such determination, the Board specifically considered the fact that many of our directors may be directors, retired officers, and stockholders of companies with which we conduct business. In addition, some of our directors may serve as employees of, or consultants or advisors to, companies that do business with ConocoPhillips and its affiliates. In all cases, the Board determined that the nature of the business conducted and the interest of the director by virtue of such position were immaterial both to ConocoPhillips and to the director.

In recommending that each non-employee director is independent, our Board, with input from the Committee on Directors’ Affairs, considered relationships that, while not constituting related-party transactions in which a director had a direct or indirect material interest, nonetheless involved transactions between ConocoPhillips and a company with which a director is affiliated, whether through employment status or by virtue of serving as a director. Included in the Committee’s review were the following transactions, which occurred in the ordinary course of business. In all instances, it was determined that the nature of the business conducted and the dollar amounts involved were immaterial, both to ConocoPhillips and the relevant counterparty, and fell within independence standards set forth in the ConocoPhillips Corporate Governance Guidelines and the NYSE Listed Company Manual.

Director	Matters Considered
Dennis V. Arriola	Ordinary course business transactions with Avangrid, Inc. and Sempra Energy
Charles E. Bunch*	Ordinary course business transactions with Marathon Petroleum Corporation and PNC Financial Services Group
John V. Faraci*	Ordinary course business transactions with Royal Bank of Canada, the National Fish and Wildlife Foundation, and United States Steel Corporation
Gay Huey Evans CBE	Ordinary course business transactions with Standard Chartered plc, IHS Markit Inc., and S&P Global Inc.
Eric D. Mullins	Ordinary course business transactions with Baylor University, Pacific Gas & Electric Company, Lime Rock Resources, and Valero Energy Company
Arjun N. Murti	Ordinary course business transactions with Veriten LLC
Robert A. Niblock	Ordinary course business transactions with PNC Financial Services Group
David T. Seaton	Ordinary course business transactions with the American Petroleum Institute, Boston Consulting Group, The Mosaic Company, and the National Association of Manufacturers
R.A. Walker	Ordinary course business transactions with Health Care Services Corp., Enable Midstream Partners, CenterPoint Energy Corporation, the Business Roundtable, the Permian Strategic Partnership, and the United Way of Greater Houston
*	Messrs. Faraci and Bunch retired from the Board effective as of the 2022 annual meeting.

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Corporate Governance at ConocoPhillips

Related Party Transactions

In accordance with SEC and NYSE rules, we maintain a policy on related party transactions (“Related Party Transaction Policy”), which requires the Audit and Finance Committee to review all Reportable Related Party Transactions in advance. A Reportable Related Party Transaction is a transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which:

●	We (or one of our subsidiaries) was, is or will be a participant;

●	The aggregate amount involved exceeds $120,000 in any fiscal year; and

●	Any person who is, or at any time since the beginning of ConocoPhillips’ last fiscal year was, an executive officer, director, director nominee, or holder of at least 5 percent of our equity securities (each a “Covered Person”), or any of such Covered Person’s immediate family members, had, has, or will have a direct or indirect material interest.

In accordance with the Related Party Transaction Policy, Covered Persons are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a Reportable Related Party Transaction. Based on this information, our legal staff, in consultation with the finance team, performs the necessary diligence to determine whether any such Reportable Related Party Transaction exists or will exist, once completed. Upon determining that a transaction is or will be a Reportable Related Party Transaction, the General Counsel presents all relevant facts and circumstances to the Audit and Finance Committee, which reviews transactions for materiality and determines whether the transaction is in the best interest of ConocoPhillips, before either approving or disapproving it. In making its decision, the Audit and Finance Committee considers whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the Covered Person’s interest in the transaction, taking into account the conflicts of interest provisions of ConocoPhillips’ Code of Business Ethics and Conduct and such other factors as it believes are relevant. The Audit and Finance Committee shall prohibit any transactions that it determines are inconsistent with the interests of ConocoPhillips and its stockholders.

The Audit and Finance Committee approved or ratified the following Reportable Related Party Transactions:

Shelly Harper, spouse of Jack F. Harper, formerly Executive Vice President, Lower 48, owns 34.5% interest in Davis Partners Ltd., and her family controls the entity. Davis Partners Ltd. owns leasehold and non-leasehold interests in properties operated by ConocoPhillips. During fiscal year 2022, ConocoPhillips made payments to Davis Partners Ltd. totaling $2,177,284.76, and received payments from Davis Partners totaling $280,748.93. The Audit and Finance Committee determined that all payments were in connection with ordinary course business transactions on terms consistent with arm’s length dealings with an unrelated third party.

Jack F. Harper, formerly Executive Vice President, Lower 48, owns 50% interest in Hedloc Investment Company, LP. Hedloc Investment Company, LP owns leasehold and non-leasehold interests in properties located in Ector, Midland, Reeves, and Ward counties in Texas which are operated by ConocoPhillips. During fiscal year 2022, ConocoPhillips made payments to Hedloc Investment Company, LP totaling $421,448.23, and received payments from Hedloc Investment Company, LP totaling $78.59. The Audit and Finance Committee determined that all payments were in connection with ordinary course business transactions on terms consistent with arm’s length dealings with an unrelated third party.

Cameron J. Smith, son-in-law of William L. Bullock, Jr., our Executive Vice President and Chief Financial Officer, was employed in a non-executive position. The aggregate value of the compensation paid to Mr. Smith during fiscal year 2022 was approximately $293,190, consisting of salary, annual incentive (earned in fiscal 2022 and paid in fiscal 2023), and restricted stock units. In addition, Mr. Smith received the standard benefits provided to other non-executive ConocoPhillips employees for his services during fiscal year 2022.

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Corporate Governance at ConocoPhillips

Board Meetings and Committees

The Board met seven times in 2022. Each director attended at least 75 percent of the aggregate of the Board and applicable committee meetings held in 2022.

The Board has five standing committees: (1) the Executive Committee; (2) the Audit and Finance Committee; (3) the Human Resources and Compensation Committee; (4) the Committee on Directors’ Affairs; and (5) the Public Policy and Sustainability Committee. The Board determined that all of the members of the Audit and Finance Committee, the Human Resources and Compensation Committee, the Public Policy and Sustainability Committee, and the Committee on Directors’ Affairs are independent directors within the meaning of SEC regulations, the listing standards of the NYSE, and ConocoPhillips’ Corporate Governance Guidelines. Each committee, other than the Executive Committee, conducts an annual self-evaluation as described under “Board and Committee Evaluations” on page 30. The charters for our standing committees can be found on ConocoPhillips’ website at www.conocophillips.com under “Investors > Corporate Governance > Committees.” Stockholders may request printed copies of these charters by following the instructions under “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 151.

The committee memberships as of May 15, 2023 and the respective primary responsibilities of each committee, as well as the number of meetings each committee held in 2022, are shown below.

Executive

2022 meetings | –	Primary responsibilities
Ryan M. Lance | Chair Jody Freeman Jeffrey A. Joerres Arjun N. Murti Robert A. Niblock	● Exercises the authority of the full Board between Board meetings on all matters other than: (1) those matters expressly delegated to another committee of the Board; (2) the adoption, amendment, or repeal of any of our By-Laws; and (3) matters that cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.

Audit and Finance

2022 meetings | 11	Primary responsibilities
Arjun N. Murti | Chair Dennis V. Arriola William H. McRaven Sharmila Mulligan Eric D. Mullins R.A. Walker

●  Discusses with management, the independent auditors, and the internal auditors the integrity of ConocoPhillips’ accounting policies, internal controls, financial statements, financial reporting practices, and select financial matters, including our capital structure, complex financial transactions, financial risk management, retirement plans, and tax planning.

●  Reviews the qualifications, independence, and performance of our independent auditors and the qualifications and performance of our internal auditors and chief compliance officer.

●  Reviews our compliance with legal and regulatory requirements and corporate governance, including our Code of Business Ethics and Conduct.

●  Discusses with management and the chief compliance officer the implementation and effectiveness of ConocoPhillips’ global compliance and ethics program.

●  Maintains open and direct lines of communication with the Board and our management, internal auditors, independent auditors, and the global compliance and ethics organization.

●  Assists the Board in fulfilling its oversight of enterprise risk management, particularly with regard to: (1) market-based risks; (2) financial reporting; (3) effectiveness of information systems and cybersecurity; and (4) commercial trading.

●  Reviews, and coordinates the review by other committees of, significant corporate risk exposures and steps management has taken to monitor, control, and report such exposures.

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Corporate Governance at ConocoPhillips

Human Resources and Compensation

2022 meetings | 8	Primary responsibilities
Jeffrey A. Joerres | Chair Dennis V. Arriola Gay Huey Evans CBE Sharmila Mulligan Arjun N. Murti Robert A. Niblock

●  Oversees our executive compensation policies, plans, programs, and practices and reviews our retention strategies.

●  Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.

●  Together with the Lead Director, annually reviews the performance of the CEO.

●  Annually reviews and determines compensation for the CEO and our Senior Officers.

●  Reviews and reports to the Board annually on the succession-planning process for the CEO and senior management.

●  Reviews and makes recommendations to the Board regarding human capital strategies, such as leadership development; cultural; and Diversity, Equity and Inclusion (“DEI”) management.

●  Oversees our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters.

●  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with compensation programs and practices and retention strategies.

Directors’ Affairs

2022 meetings | 5	Primary responsibilities
Robert A. Niblock | Chair Jody Freeman Gay Huey Evans CBE Jeffrey A. Joerres David T. Seaton

●  Selects and recommends director candidates to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

●  Recommends committee assignments to the Board.

●  Reviews and recommends to the Board compensation and benefits policies for non-employee directors.

●  Monitors the orientation and continuing education programs for directors.

●  Conducts an annual assessment of the qualifications and performance of the Board and each of the directors.

●  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Board succession planning, stockholder matters, and governance policies and procedures.

Public Policy and Sustainability

2022 meetings | 5	Primary responsibilities
Jody Freeman | Chair William H. McRaven Eric D. Mullins David T. Seaton R.A. Walker

●  Advises the Board on current and emerging domestic and international public policy issues.

●  Assists the Board in developing and reviewing policies and budgets for charitable and political contributions.

●  Reviews and makes recommendations to the Board on, and monitors compliance with, policies, programs, and practices with regard to health, safety, security (excluding cybersecurity), environmental protection, sustainable development and climate-related trends and risks, operations risk management, government relations, political/regulatory risk management, and similar matters.

●  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with political, safety, sustainable development (social and environmental), and climate-related issues or trends that affect the company and risks related to operational integrity and public policy aspects of our business and the communities where we operate.

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Corporate Governance at ConocoPhillips

Board Oversight of Risk Management

The Board has broad oversight for our risk-management programs. In this role, the Board is responsible for ensuring that the risk-management processes designed and implemented by management are functioning as intended and that necessary steps are taken to foster a culture of prudent decision-making throughout the organization.

In order to maintain effective Board oversight across the entire enterprise, the Board delegates to individual committees certain elements of its oversight function, as shown below. In addition, the Board delegates authority to the Audit and Finance Committee to manage the risk oversight efforts of the various committees. As part of this authority, the Audit and Finance Committee regularly discusses ConocoPhillips’ enterprise risk-management policies and facilitates appropriate coordination among committees to ensure that our risk-management programs are functioning properly. The Board receives regular updates from its committees on individual categories of risk, including strategy, reputation, operations, climate change, people, technology, investment, political, legislative, regulatory, and market, and receives a report periodically from the Chair of the Audit and Finance Committee about oversight efforts and coordination.

Senior Management

ConocoPhillips’ senior management is responsible for day-to-day management of risk, including designing and implementing risk management processes and policies to address the various exposures to risk. Senior management regularly reports to the Board and its committees on a variety of risks.

Board of Directors

Audit and Finance Committee ● Financial/reserve reporting ● Compliance and ethics ● Cybersecurity ● Litigation and tax matters	Human Resources and Compensation Committee ● Retention ● Compensation programs ● Diversity, equity, and inclusion ● Executive succession planning	Committee on Directors’ Affairs ● Board succession planning ● Stockholder matters ● Corporate governance policies and procedures	Public Policy and Sustainability Committee ● Health and safety ● Sustainability and climate-related issues ● Operational integrity ● Political and regulatory

The Audit and Finance Committee manages and coordinates risk oversight efforts of all committees

The Board exercises its oversight function with respect to all material risks to ConocoPhillips, which are identified and discussed in our public filings with the SEC.

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Corporate Governance at ConocoPhillips

Managing Cybersecurity Risks

Protecting the confidentiality, integrity, and availability of our infrastructure, resources, and information is a critical part of risk management at ConocoPhillips, which is why we take a multi-layered approach.

●  The full Board receives a report on cybersecurity risks annually and the Audit and Finance Committee receives reports on cybersecurity risks multiple times per year.

●  ConocoPhillips has a dedicated Chief Information Security Officer who is responsible for overseeing the cybersecurity framework and works with a cybersecurity team, including Directors of IT and OT Security Architecture and a Manager of Security Operations, who are responsible for detection, investigation, and response to cybersecurity incidents (collectively, the “IT Security Team”).

●  If the IT Security Team determines that a cybersecurity incident has occurred, the IT Security Team works with various stakeholders, including senior leadership, the Audit and Finance Committee, and internal and external legal advisors.

●  In addition to a Global Computer Security Incident Response Plan, ConocoPhillips maintains a robust set of IT/OT Security policies, standards, and procedures to govern our program and to mitigate the effects of, and recover from, cyber-related threats. These policies and procedures are reviewed and updated regularly to protect and enhance our security posture.

●  ConocoPhillips has a third-party risk management program designed to address the misuse of information technology by third parties and business partners.

Managing Sustainability-Related Risks

As we manage through the energy transition, oil and natural gas will remain an essential part of the energy supply mix in a low-carbon world, and flexibility and resilience will be required to ensure that supply. Our governance structure is designed to ensure that management of sustainability-related risks and opportunities throughout the organization is incorporated into our strategic and operating decisions. Our governance model extends from the Board’s Public Policy and Sustainability Committee, through the ELT, to leaders and internal subject matter experts.

Board of Directors Public Policy and Sustainability Committee	Executive Leadership Team (ELT) Sustainability and Public Policy Executive Council	Sustainable Development Leadership Team (SDLT) Business Unit Presidents, Function Heads, Sustainable Development Team	Operations Business Unit Leadership, Subject Matter Experts, HSE Leadership, Global SD Issues Working Groups

Operated assets and major projects are examined through our sustainable development (“SD”) risk management process against the physical, social, and political settings of our operations to ascertain potential risks. Sustainability-related risks are identified for climate change, water, biodiversity, and stakeholder engagement, and action plans for each priority risk include line-of-sight goals for business units and key functions.

SUSTAINABLE DEVELOPMENT RISK MANAGEMENT

Adjust, Innovate and
Continuously Improve

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Corporate Governance at ConocoPhillips

Managing Climate-Related Risks

Our comprehensive governance framework provides Board and management oversight of our climate-related risk processes and mitigation plans as outlined in our Managing Climate-Related Risks report. Our integrated management system approach to identifying, assessing, and managing climate-related risks links directly to the enterprise risk management process, which includes an annual review by executive leadership and the Board.

We use scenarios in our strategic planning process to:

●  Gain a better understanding of external factors that impact our business;

●  Test the robustness of our strategy across different business environments;

●  Communicate risks appropriately; and

●  Adjust prudently to changes in the business environment.

In 2020, we announced a Paris-aligned climate risk framework — a first for a U.S.-based oil and gas company — and we have continued to adjust it to reflect our changing asset base and ongoing efforts to be best-in-class on ESG among E&P companies. This framework supports our ambition to reach a net-zero operational emissions target by 2050 and demonstrates our commitment to GHG emissions reduction and managing climate-related risks and issues throughout the business. It also ensures that appropriate risk management discussions occur throughout the life cycles of our assets. Combined with our focus on developing the lowest cost of supply resources and low GHG intensity assets, we believe our climate risk framework is the most effective way for our company to sustainably contribute to society’s transition to a low-carbon economy.

Managing Water Risks

Access to water is essential to the communities and ecosystems near our operations and to our ability to produce oil and natural gas. Fresh water is a limited resource in regions experiencing water scarcity, and local availability may be affected in the future by physical effects of climate change, such as droughts. Access to water and water scarcity are global challenges that require local solutions. We manage water risks and mitigate potential impacts to water resources locally, taking into account the unique social, economic, and environmental conditions of each basin or offshore marine area.

Managing Biodiversity Risks

The World Economic Forum estimates that diversity within and between species and the diversity of ecosystems is declining faster than at any other time in human history. Biodiversity loss is a global challenge that requires local mitigation solutions. We assess potential biodiversity impacts associated with the direct and indirect operational footprint of our onshore and offshore assets and mitigate potential impacts to areas with biological or cultural significance using the Mitigation Hierarchy and proactive conservation.

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Stockholder Engagement and Board Responsiveness

ConocoPhillips is committed to engaging in constructive and meaningful conversations with stockholders and to building and managing long-term relationships based on mutual trust and respect. The Board values the input and insights of our stockholders and believes that consistent and effective Board-stockholder communication strengthens the Board’s role as an active, informed, and engaged fiduciary.

Board Oversight of Engagement

In an effort to continuously improve ConocoPhillips’ governance processes and communications, the Committee on Directors’ Affairs has adopted Board and Shareholder Communication and Engagement Guidelines. Recognizing that director attendance at the annual meeting provides stockholders with a valuable opportunity to communicate with Board members, we expect directors to attend. In 2022, all of the directors standing for reelection participated in the annual meeting. We anticipate that all of the director nominees will participate in the Annual Meeting in May. We also support an open and transparent process for stockholders and other interested parties to contact the Board in between annual meetings as noted under “Communications with the Board of Directors” on page 49.

THE BOARD-DRIVEN STOCKHOLDER ENGAGEMENT PROCESS

DELIBERATE, ASSESS, AND PREPARE
The Board regularly assesses and monitors investor sentiment, stockholder voting results, and trends in governance, executive compensation, human capital management, culture, regulatory, environmental, social, and other matters. With that foundation, the Board identifies and prioritizes potential topics for stockholder engagement.

REACH OUT AND ENGAGE
Management regularly meets with stockholders to actively solicit input on a range of issues and reports stockholder views to our Board. With management’s assistance, and when appropriate, members of the Board will engage in dialogue with stockholders, which clarifies and deepens the Board’s understanding of stockholder concerns and provides stockholders with insight into our Board’s processes.

EVALUATE AND RESPOND
Stockholder input informs our Board’s ongoing process of continually improving governance and other practices. Specifically, the Board and management regularly review stockholder input to evaluate any identified issues and concerns. The Board responds to stockholders, as appropriate, with continued discussion and enhancements to policy, practices, and disclosure.

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Ongoing Engagement and Board Reporting

Executives and management from ConocoPhillips’ investor relations, sustainable development, human resources, government affairs, and legal groups and, when appropriate, directors meet with stockholders regularly on a variety of topics. Management provides reports to the Board and its committees regarding the key themes and results of these conversations, including typical investor concerns and questions, emerging issues, and pertinent corporate governance matters.

In 2022, we actively reached out to investors owning more than 50 percent of our stock to invite them to participate in in-depth discussions with our engagement team. We gained valuable feedback during these discussions, which was shared with the Board and its relevant committees.

Board Responsiveness

Our Board is committed to constructive engagement with investors. We regularly evaluate and respond to the views expressed by our stockholders. This dialogue has led to enhancements in our corporate governance, environmental, social, and executive compensation activities that the Board believes are in the best interest of ConocoPhillips and our stockholders.

WHO WE MET WITH
We contacted stockholders representing over	We held meetings with stockholders representing approximately	A Director attended meetings with stockholders representing approximately
50% of shares outstanding	45% of shares outstanding and over	35% of shares outstanding
80% of our institutional investor base

OUR 2022 GOVERNANCE LEADERSHIP TEAM
●	Vice President, Investor Relations
●	General Manager, Compensation and Benefits
●	Vice President, Deputy General Counsel, Chief Compliance Officer, and Corporate Secretary
●	Vice President, Sustainable Development
●	Chair of the HRCC, Jeffrey A. Joerres (select meetings)

TOPICS DISCUSSED
●	Post-A&D integration
●	Our strategy and value proposition
●	Sustainability
●	Corporate governance
●	Executive compensation
●	Implementation of a special meeting right for stockholders
●	Culture
●	Climate change
●	Human capital management

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WHAT WE LEARNED
●	Stockholders were interested in the progress we were making to integrate newly acquired assets in the Permian
●	Overall, stockholders were supportive of our executive compensation programs and encouraged continuous improvement within the structure of our programs and disclosures surrounding compensation actions and payouts, but cautioned against making significant changes in response to the 2022 say on pay outcome, because our strategy and execution of that strategy has been very successful
●	Stockholders were excited by our Plan for the Net-Zero Energy Transition and supportive of our strategy for how we will participate in the energy transition
●	Stockholders supported giving stockholders a special meeting right, but overwhelmingly preferred implementation at a 20% threshold
●	Stockholders were pleased with our increased disclosure and efforts on DEI

HOW WE RESPONDED
Integration	●	Provided additional disclosure around our global portfolio and how it positions ConocoPhillips for the future (see page 8 and page 69)
Executive Compensation	●	Eliminated individual performance adjustments in the short-term incentive program for the Named Executive Officers (“NEOs”) beginning with the 2022 program
	●	Enhanced our disclosures to help stockholders understand how the HRCC makes payout decisions, including adding more disclosure around how payout decisions in the short-term incentive program are determined, disclosing the target for Adjusted ROCE, and disclosing the performance peers and metrics for all ongoing PSP programs
	●	Effective with our 2023 short-term incentive program, we are increasing the weighting of our Financial and Operational measures to further strengthen the link between the performance of the company and payouts, and we are reducing the number of metrics
	●	Effective with our 2023 short-term incentive program, we are eliminating relative Total Shareholder Return as a measure, thereby removing a duplicative measure between the short- and long-term incentive programs
	●	Effective in 2023, the company enhanced the CEO’s stock ownership guideline from six to eight times base salary, which moves the CEO’s ownership requirements above the median of the S&P 100 and our peers
	●	The HRCC will carefully consider the feedback received when designing future compensation packages for incoming senior executives
	●	Effective with our 2023 short-term incentive program, we will introduce a separately weighted metric for “Energy Transition Milestones,” which will serve to further enhance the link between our climate commitments and compensation
	●	See more information about our stockholder engagement and our responses surrounding executive compensation beginning on page 65
Climate Change	●	Joined the Oil & Gas Methane Partnership (OGMP) 2.0 initiative
	●	Advanced our net-zero ambition with a new 2030 near-zero methane emissions intensity target, defined as 1.5kg CO2e/BOE or approximately 0.15% of gas produced
	●	Prepared and published our Progress Report on our Plan for the Net-Zero Energy Transition to demonstrate how we are delivering on our Triple Mandate (see pages 15-16)
Special Meeting Right	●	Our Board approved the amendment of our Certificate of Incorporation to provide a special meeting right to stockholders at the preferred 20% threshold, subject to stockholder approval (see pages 128-129)
DEI	●	Published our 2019-2021 EEO-1 data in 2022
	●	Published phase 2 of our internal DEI Dashboards which offered enhanced granularity on our key workforce metrics by gender, race, and ethnicity
	●	Published our “Who We Are” 2021 Human Capital Management Report
	●	Took the important step of hiring a Chief Diversity Officer and staffing a dedicated DEI organization to continue to advance DEI

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Code of Business Ethics and Conduct

ConocoPhillips has adopted a worldwide Code of Business Ethics and Conduct, which applies to all directors, officers, and employees. The Code of Business Ethics and Conduct is designed to help resolve ethical issues in an increasingly complex global business environment and covers topics such as conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures, employee complaint procedures, expectations for supervisors, internal investigations, use of social media, and money laundering. In accordance with good corporate governance practices, we periodically review and revise the Code of Business Ethics and Conduct as necessary.

The Code of Business Ethics and Conduct is posted on our website under “Investors > Corporate Governance.” Any amendments to the Code of Business Ethics and Conduct or waivers of it for our directors and executive officers will be posted on our website promptly to the extent required by law. Stockholders may request printed copies of our Code of Business Ethics and Conduct by following the instructions located under “Available Information and Q&A About the Annual Meeting and Voting” beginning on page 151.

Commitment to Our Culture

We believe our performance is not merely about what we do, but how we do it. The way we do our work is what sets us apart and drives our performance. We run our business under a set of guiding principles we call our SPIRIT Values — Safety, People, Integrity, Responsibility, Innovation, and Teamwork. See “Human Capital Management” on page 44.

We know that our people are one of our greatest assets. Our reputation and integrity require that each employee, officer, director, and those working on our behalf maintain personal responsibility for ethical business conduct. We respect one another and have created an inclusive environment that reflects the different backgrounds, experiences, ideas, and perspectives of our employees. We recognize that a strong corporate culture is critical to our long-term success. Senior management is influential in defining and shaping our corporate culture and sets the expectations and tone for an ethical work environment. Our Board also provides valuable oversight in assessing and monitoring our corporate culture. ConocoPhillips has a long-standing commitment to ensuring respectful, fair, and nondiscriminatory treatment for all employees and maintaining a workforce that is free from all forms of unlawful conduct.

POLICIES AND TRAINING	BOARD OVERSIGHT	INTERNAL RESOURCES	INVESTIGATIVE PROCESSES

●  Code of Business Ethics and Conduct; mandatory annual attestations completed by all employees

●  Equal Employment Opportunity and Affirmative Action Policies/Programs

●  Workplace Harassment Prevention Training required for all employees

●  Audit and Finance Committee provides oversight to Global Compliance & Ethics (“GC&E”) organization

●  Five in-person Committee/ Board meetings throughout the year

●  Compliance program activity, key metrics and aggregate investigative updates shared with the Audit and Finance Committee

●  Multiple avenues to seek guidance or report workplace ethical concerns

●  Ethics Helpline, accessible by phone or online

●  Employees can also report concerns to Supervisors, Human Resources representatives, or directly to GC&E

●   Fair and confidential investigative processes conducted by an independent investigator

●  Anonymous reporting always available; zero tolerance for retaliation

●  GC&E reviews all investigation summaries and recommendations to ensure global consistency

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Human Capital Management

Our strategy, our performance, our culture, and our reputation are fueled by our world-class workforce. The diverse people of ConocoPhillips have always been the heart of our company, and we recognize that attracting, retaining, and developing talent is a competitive imperative within our changing industry.

VALUES AND PRINCIPLES

Our human capital management (“HCM”) strategy is built upon the strong foundation of our SPIRIT Values and is responsive to feedback from key stakeholders. Our SPIRIT Values — Safety, People, Integrity, Responsibility, Innovation, and Teamwork — set us apart, align our workforce and provide a foundation for our culture. These values set the tone for how we interact with all our stakeholders, internally and externally, and are a source of pride. Our day-to-day work is also guided by the principles of accountability and performance, which means the way we do our work is as important as the results we deliver.

Governance

Our Executive Leadership Team (“ELT”) and our Board play key roles in setting our HCM strategy and driving accountability for meaningful progress. The ELT and Board engage often on workforce-related topics, including diversity, equity, and inclusion (“DEI”), succession planning, and employee feedback. Our HCM programs are supported by business leaders across ConocoPhillips and overseen and administered by our human resources function.

Key Elements of our HCM Strategy

We depend on our workforce to successfully execute our company’s strategy, and we recognize the importance of creating a workplace where our people feel valued. The essence of our HCM approach is this: inspire a compelling culture, attract and retain great people, provide rewarding opportunities, and meet our commitments to all stakeholders. Our HCM programs are built around three pillars that we believe are necessary for success: a compelling culture, a world-class workforce, and strong external engagement. Each of these pillars is described in more detail below and is subject to oversight by our Human Resources and Compensation Committee (“HRCC”) of the Board of Directors.

A Compelling Culture	A World-Class Workforce	External Engagement

●
COVID-19 protocols regularly monitored to protect our workforce and minimize future potential for business interruption
●
Actions grounded in DEI pillars: people, programs and process, culture, and our external brand and reputation
●
Data analytics leveraged to monitor and share key workforce and engagement metrics through dashboards available to ELT, leaders, Talent Management Teams and employees
●
Different ways of working supported by a hybrid work program

●
Recruitment/selection practices that minimize bias
●
Robust succession planning, including diverse pipelines
●
Hands-on Talent Management Teams (“TMTs”) guiding employee development
●
Real-time recognition programs
●
Competitive, performance-based compensation packages; global equitable pay practices
●
Compensation programs linking individual and company performance
●
Inclusive global benefits informed by external market practices and employee needs/feedback
●
Global wellness programs addressing physical/mental well-being
●
Expanded benefits to support families

●
Published our 2018-2021 EEO-1 reports and our HCM report externally, as well as expanded external disclosures
●
Actively partnering with trade associations and minority nonprofit organizations
●
Recognized by Human Rights Campaign’s 2022 Corporate Equality Index; score of 100 for multiple years
●
Increasing partnerships with Historically Black Colleges and Universities (“HBCUs”) and Hispanic-serving institutions
●
Allocated a significant amount of our university contributions budget to programs advancing DEI

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A Compelling Culture

How we do our work is what sets us apart and drives our performance. We are experts in what we do and continuously find ways to do our jobs better. We value diversity and create an inclusive culture of belonging. Together, we deliver strong performance, but not at all costs. We embrace our core cultural attributes that are found across the organization.

Spotlight Story:

Celebrating 10 Years as an Independent Exploration & Production Company

The long and illustrious history of ConocoPhillips spans more than 100 years, and is filled with fascinating chapters, momentous discoveries, and groundbreaking innovations. In 2012, after splitting our then-integrated oil and gas company into two independent companies, we set a vision to be the E&P company of choice for all stakeholders. We’ve now emerged from this transformative decade a stronger, more resilient company.

Through it all, we’ve been guided by our SPIRIT Values and our “Who We Are” culture. Our success and role as the leading E&P company is a testament to the many valuable contributions of our employees. Together, we have focused on operating safely, given back to our communities, helped our colleagues rebuild after natural disasters, challenged each other to try new things, and celebrated individual and shared successes. These attributes define who we are and set ConocoPhillips apart from our competition.

We believe we have the best people, portfolio, and value proposition in the industry, which makes us built to perform over the long-term, and we are ready to take on the future.

COVID-19 RESPONSE

In 2022, the number of COVID-19 cases across the company was significantly less than the prior two years. With less risk to our operations, we stood down the Crisis Management Support Team, which had been in place since the beginning of the pandemic. Our Health Services organization continued to proactively monitor the situation and support business units and functions as needed to minimize any potential business interruption.

ADVANCING OUR DEI JOURNEY

At ConocoPhillips, we believe our unique differences power the future of energy. Our DEI vision is to foster an inclusive culture that values the rich mixture of backgrounds, identities, and workstyles of our people, built on equitable practices that support all employees in unlocking their full potential. Our commitment to DEI is foundational to our SPIRIT Values and to achieving our business objectives. All employees play a part in creating and sustaining an inclusive work environment because everyone benefits from DEI.

The ELT has ultimate accountability for advancing our DEI commitments through a governance structure that includes a Chief Diversity Officer (CDO), a dedicated DEI organization, and a global DEI Council consisting of senior leaders from across the company. The company sets goals and measures progress based on a transparent DEI strategy with four pillars that guide our focus and approach: people, programs and processes, culture, and our external brand and reputation. All company leaders are accountable for setting personal DEI goals and advancing DEI through local efforts. Our DEI efforts and progress are regularly reviewed with the Board.

In 2022, we welcomed our new CDO. Over the course of the year, the CDO established the DEI organization and embarked on a global listening tour to understand the impact of current efforts, areas for improvement, and the overall employee experience. Based on the insights and perspectives from employees, the company’s DEI strategy was refreshed. Highlights from our 2022 DEI accomplishments include:

●	Reviewing the results of the 2022 Perspectives survey and continuing to integrate the insights into our DEI efforts;
●	Staffing the newly established DEI organization;
●	Launching our DEI Dashboards 2.0 internally, which feature expanded global and U.S. workforce metrics and industry benchmark data; and
●	Hosting our inaugural Black Leadership Symposium to support future leadership diversity in the company.

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MEASURING OUR PROGRESS

We actively monitor diversity metrics on a global basis. We are committed to being transparent as we build a more diverse and inclusive workplace. Starting in 2019, we published our first DEI Dashboards internally, which contained key DEI statistics for our global and U.S. employees. These have been updated annually. In 2022, we published the second edition of our internal DEI Dashboards with an expanded view of our global and U.S. workforce metrics. The new dashboards show workforce data outside the U.S. and industry benchmark data to help compare our internal metrics against our peers.

Making the data visible is an important step in our DEI journey, but what we do with this information is what matters. Our CDO and DEI Council, in conjunction with the ELT, review these metrics and identify appropriate plans and priorities to address trends. We also continue to educate and inform our workforce on underlying trends to raise awareness. That is how we take DEI to the next level.

Our 2021 HCM Report continued to showcase how we inspire a compelling culture; attract, engage, and retain our world-class workforce; and meet our commitments to all stakeholders. It highlights our cultural integration following the Concho and Shell Permian assets transactions, our DEI journey, and our Hybrid Office Work program, among many other topics. Most importantly, it tells the stories of the employees who make us “Who We Are.”

We know that for DEI to be sustainable, we need programs and processes that are disciplined, and promote fair, consistent, and equitable treatment of all employees. By ensuring equity in our people-related programs and processes, we can help improve overall DEI within the company. Some of our focus areas include:

●	Recruiting: Enhancing our recruitment and selection practices to embed equity and inclusion into each step. This includes educating managers on inclusive hiring practices, utilizing inclusive language in job descriptions, working with partners to connect veterans with employment, striving for diverse internal and external candidate slates, ensuring diverse interview teams, and establishing a practice of thoroughly reviewing each step of the recruiting process to proactively identify additional opportunities to further mitigate the potential for unconscious bias.
●	Talent Management Teams: Continuing to optimize consistency in our TMTs’ processes to ensure we are eliminating bias within our selection and succession efforts.
●	Performance management: Assigning all employees a “how” rating as part of our performance management process to hold our workforce and our leaders accountable for behaviors, including those that advance DEI.
●	Recognition: Expanding our workforce recognition programs to include a prestigious SPIRIT of Performance Award for DEI advocates.
●	Employee networks: Sponsoring broad participation in our extensive employee networks and aligning their work to our DEI pillars.

Spotlight Story:

Inaugural Black Leadership Symposium

Our Black Employee Network of Houston hosted its inaugural Black Leadership Symposium at ConocoPhillips headquarters in March 2022. The symposium provided a cohort of 24, U.S.-based employees with expert targeted resources designed to support and develop emerging Black leaders at ConocoPhillips.

Sessions led both by members of the ConocoPhillips ELT and Board of Directors, as well as external speakers, were focused on growing functional knowledge of the business, cultivating strong relationships through networking and developing a leadership mindset. Speakers also addressed topics through the lens of Black corporate experiences, such as discussing the level of trust and vulnerability needed to thrive as a minority, and how to identify and manage microaggressions.

The symposium will be held annually with a refreshed group of cohorts. This also marks an important milestone on our collective DEI journey as a deliberate and targeted investment to ensure we close our leadership parity gap by achieving a robust pipeline of diverse leaders in the future.

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A World-Class Workforce

Our HCM approach addresses programs and processes necessary for ensuring we have an engaged workforce with the skills to meet our business needs. We take a holistic view of HCM that addresses each of the critical components of workforce planning. These are described in more detail below.

Hiring and Attrition	Employee Engagement and Development	Compensation, Benefits, and Health and Well-Being

Our success depends on having the right workforce to meet our business needs. Attracting a skilled, engaged, and diverse workforce is a top priority. We have taken significant steps to embed equity and inclusion into each step of our recruiting practices, from adapting the way we construct job descriptions to establishing a practice of thoroughly reviewing each step of the recruiting process to further mitigate the potential for unconscious bias. To attract qualified, diverse candidates for full-time positions or internships, we recruit from a number of universities in the U.S. By attending conferences and recruiting at Hispanic-serving institutions and HBCUs, we have extended a broader outreach to potential diverse candidates. We closely monitor recruitment metrics through our university and experienced hire dashboards in areas such as gender, ethnicity, and acceptance rates to help guide decisions and best practices. These are disclosed internally through our DEI dashboards to ensure greater transparency. In addition, voluntary attrition metrics are routinely tracked and disclosed to guide our retention activities, as necessary. We believe our employee networks, emphasis on talent development and commitment to DEI, create an environment that promotes retention of our workforce.	Developing our world-class workforce is a critical focus for ConocoPhillips. We want employees to feel valued and to add value. We believe we achieve this through our learning culture. Our workforce is developed through a combination of on-the-job learning, formal training, and regular feedback and mentoring. Skill-based TMTs guide employee development and career progression by skills and location. The TMTs help identify our future business needs and assess the availability of critical skill sets within ConocoPhillips. Annually, business leadership and TMTs meet to review succession benches, calibrate talent, and provide recommendations to executive leadership and the Board on future leadership roles that will promote business continuity. We use a performance management program focused on objectivity, credibility, and transparency. The program includes broad stakeholder feedback, real-time recognition, and a formal rating to assess behaviors to ensure they are in line with our SPIRIT Values. Supervisors have access to a voluntary 360-feedback tool to receive feedback on their strengths and opportunities relative to these competencies. We also offer training on a broad range of technical and professional skills, from data analytics to communication skills.	The HRCC oversees many of our employee compensation programs. Our compensation programs are competitive with local markets and are comprised of a base pay rate, the annual Variable Cash Incentive Program (“VCIP”) and, for eligible employees, the Restricted Stock Unit (“RSU”) program. From the CEO to the frontline worker, every employee participates in VCIP, our annual incentive program, which aligns employee compensation with ConocoPhillips’ success on critical performance metrics and also recognizes individual performance. Our RSU program is designed to attract and retain employees, reward performance, and align employee interest with stockholders by encouraging stock ownership. Our retirement and savings plans are intended to support employees’ financial futures and are competitive within local markets. Our benefits program provides coverage for families requiring disability support, elder care, and child care, including onsite child care, where access locally is a challenge.

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Perspectives Spotlight

Taking steps to measure and assess employee satisfaction and engagement is at the heart of long-term business success and creating a great place to work for our global workforce. Since 2019, the ConocoPhillips Perspectives Survey has been our primary listening platform for gathering feedback on employee sentiment and strengthening our “Who We Are” culture. Leaders analyze the survey data and comments and then identify focus areas for action at both the enterprise and local level. In 2022, our Perspectives survey touched on key themes related to employee satisfaction, company strategy, leadership, career development, DEI, and well-being. We transparently share our survey results internally with global employees, and we also disclose key metrics externally in our HCM report. We look for incremental progress on key drivers of employee satisfaction over time and leverage global and industry benchmark data to help provide transparency on our internal metrics against our peers.

External Engagement

We care about our neighbors in the communities in which we operate and our employees make our communities stronger. We are proud to support their generous involvement in local charitable activities through employee volunteerism and giving programs that include United Way campaigns, matching gift contributions, and volunteer grants.

In addition, we actively support and participate in leadership conferences, trade associations, and minority nonprofit organizations. While we have been recognized for our ESG and DEI efforts, we know that it takes ongoing commitment to make sustainable progress.

External Recognition

● Fortune’s 2023 World’s Most Admired Companies
● Human Rights Campaign’s Corporate Equality Index 2022: Perfect score
● 2022 Forbes’ World’s Top Female-Friendly Companies (#21)
● 2022 Ripple Match Campus Forward Award: Early Career Program

Public Policy Engagement

Legislators and regulators govern all aspects of our industry and have considerable influence on our success. Accordingly, senior leadership and our Board encourage involvement in governmental activities that advance ConocoPhillips’ goals. As a company, we engage in activities that include lobbying government officials, contributing to candidates and political organizations from our corporate treasury and our employee political action committee, and participating in trade associations in order to champion policy solutions that are in the best interests of the company.

The Board’s Public Policy and Sustainability Committee has approved policies and guidelines to help ConocoPhillips maintain alignment with our SPIRIT Values and policy principles and compliance with local, state, and federal laws that govern corporate involvement in activities of a political or public policy nature. The Public Policy and Sustainability Committee also approves the budget for corporate political contributions and monitors compliance with these plans. In addition, all of these activities are carefully managed by our Government Affairs division in an effort to yield the best business result for ConocoPhillips and to satisfy the various reporting requirements. To learn more about our public policy engagement and view our disclosures related to candidates, political organizations, and trade associations, please visit www.conocophillips.com under “Sustainability > Integrating Sustainability > Sustainable Development Governance > Policies and Positions.”

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Communications with the Board of Directors

Stockholders and interested parties may write or call our Board by contacting our Corporate Secretary as provided below:

Write to:	Call:	Email:	Annual Meeting Website:
ConocoPhillips Board of Directors c/o Corporate Secretary ConocoPhillips P.O. Box 4783 Houston, TX 77210-4783	(281) 293-3030	boardcommunication@ conocophillips.com	www.conocophillips.com/ annualmeeting

Relevant communications will be distributed to the full Board or to individual directors, as appropriate. The Corporate Secretary will not forward business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, résumés, and other forms of job inquiries, surveys, or communications that are unduly hostile, threatening, illegal, or similarly unsuitable. Any communication that is filtered out is available to any director upon request.

Non-Employee Director Compensation

Our non-employee director compensation program consists primarily of an equity component and a cash component.

Objectives and Principles

The Board’s goal in designing non-employee director compensation is to provide a competitive program that will enable us to attract and retain highly skilled individuals with relevant experience to oversee ConocoPhillips’ strategic direction. Our compensation program also reflects the time and talent required to serve on the board of a complex, multinational corporation. The Board seeks to provide sufficient flexibility in the form of compensation to meet directors’ varying needs while ensuring that a substantial portion of compensation is linked to the long-term success of ConocoPhillips.

The Board approves levels of compensation after a recommendation from the Committee on Directors’ Affairs, which conducts an annual review with an independent compensation consultant. In 2022, the Committee on Directors’ Affairs met with an independent compensation consultant to review the non-employee director compensation program and to determine whether to recommend any changes to that program. These reviews included comparisons of director compensation levels with the compensation reference group. See “Process for Determining Executive Compensation — Setting Target Compensation–Compensation Reference Group” beginning on page 77. The consultant noted that our director compensation program was within the limits set out in the stockholder-approved 2014 Omnibus Stock and Performance Incentive Plan under which director awards are made. The Board agreed with the recommendation of the Committee on Directors’ Affairs that no change in non-employee director compensation was warranted.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $220,000 on the date of grant. The restricted stock units are fully vested at grant and are credited with dividend equivalents in the form of additional restricted stock units, but they cannot be sold or otherwise transferred. In the case of any newly elected directors, the initial annual equity grant is prorated for the year of election from and including the month of election.

Prior to each annual grant, a director may elect the schedule on which the transfer restrictions will lapse. When restrictions lapse, a director will receive unrestricted shares of ConocoPhillips stock in exchange for his or her restricted stock units. Regardless of the schedule a director elects, all restrictions on a director’s restricted stock units will lapse in the event of the director’s retirement, disability, or death, or upon a change in control of ConocoPhillips, unless the director has elected to defer receipt of the shares until a later date. Directors forfeit restricted stock units if, before restrictions lapse (and prior to any change in control), the Board finds sufficient cause for forfeiture.

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Cash Compensation

The non-employee director compensation program, as approved by the Board, consists of the following cash compensation:

●	Non-employee director annual cash compensation — $115,000

●	Lead Director — $45,000

●	Chair of the Audit and Finance Committee — $35,000

●	Chair of the Human Resources and Compensation Committee — $27,500

●	Chair of Public Policy and Sustainability Committee — $27,500

●	Chair of Committee on Directors’ Affairs — $15,000

●	All other Audit and Finance Committee members — $10,000

●	All other Human Resources and Compensation Committee members — $7,500

●	All other Public Policy and Sustainability Committee members — $7,500

●	All other Committee on Directors’ Affairs members — $5,000

This cash compensation is payable in monthly installments. Each director may elect, on an annual basis, to receive all or part of the cash compensation in unrestricted stock or restricted stock units or to have the amount credited to a deferred compensation account. Any such unrestricted stock or restricted stock units will be issued on the last business day of each month and valued using the average of the high and the low market prices of ConocoPhillips common stock on such date. The restricted stock units issued in lieu of cash compensation are subject to the same restrictions as the annual restricted stock units described under “Equity Compensation” on page 49.

Deferral of Compensation

Directors can elect to defer their cash compensation into the Deferred Compensation Plan for Non-Employee Directors of ConocoPhillips (“Director Deferral Plan”). Deferred amounts are deemed to be invested in various mutual funds and similar investment choices, including ConocoPhillips common stock, selected by the director from a prescribed list.

Matching Gift Program

Active directors are eligible to participate in the ConocoPhillips Matching Gift Program. This program provides a dollar-for-dollar match of a donation of cash or securities (up to a maximum of $10,000 annually per donor) to tax-exempt charities and educational institutions, excluding religious, political, fraternal, or athletic organizations. The Board believes the Matching Gift Program is consistent with ConocoPhillips’ commitment to social responsibility.

Other Compensation

We provide transportation or reimburse the cost of transportation when a director travels on ConocoPhillips business, including to attend meetings of the Board or a committee. From time to time, spouses and other guests of directors may be invited to attend certain meetings at the request of the Board. The Board believes this creates a collegial environment that enhances the effectiveness of the Board. If spouses or other guests are invited to attend meetings, ConocoPhillips reimburses directors for the out-of-pocket cost of the additional travel and related incidental expenses. Any such reimbursement is treated by the Internal Revenue Service as taxable income to the applicable director. Directors do not receive gross-ups to compensate for the resulting income taxes except in connection with the presentation of a retirement gift.

Stock Ownership

Each director is expected to own ConocoPhillips stock in the amount of the aggregate annual equity grants received during his or her first five years on the Board. Directors are expected to reach this level of target ownership within five years after joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines. The holdings of each of our directors currently meet or exceed these guidelines.

50    ConocoPhillips

Corporate Governance at ConocoPhillips

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation on Earnings	All Other Compensation(4)	Total
D.V. Arriola	$44,167	$73,405	$–	$–	$–	$ 9,250	$126,822
C.E. Bunch (retired)(5)	61,458	220,084	–	–	–	24,185	305,727
C.M. Devine	127,500	220,084	–	–	–	10,000	357,584
J.V. Faraci (retired)(5)	65,847	220,084	–	–	–	25,508	311,439
J. Freeman	147,500	220,084	–	–	–	–	367,584
G. Huey Evans	132,500	220,084	–	–	–	–	352,584
J.A. Joerres	140,833	220,084	–	–	–	–	360,917
W.H. McRaven	132,500	220,084	–	–	–	–	352,584
S. Mulligan	132,500	220,084	–	–	–	–	352,584
E.D. Mullins	129,781	220,084	–	–	–	–	349,865
A.N. Murti	147,500	220,084	–	–	–	–	367,584
R.A. Niblock	183,215	220,084	–	–	–	10,000	413,299
D.T. Seaton	129,167	220,084	–	–	–	–	349,251
R.A. Walker	132,500	220,084	–	–	–	–	352,584

(1)	The non-employee director compensation program, as approved by the Board, consists of the following cash compensation:

●	Non-employee director annual cash compensation—$115,000

●	Lead Director—$45,000

●	Chair of the Audit and Finance Committee—$35,000

●	Chair of the Human Resources and Compensation Committee—$27,500

●	Chair of Public Policy and Sustainability Committee—$27,500

●	Chair of Committee on Directors’ Affairs—$15,000

●	All other Audit and Finance Committee members—$10,000

●	All other Human Resources and Compensation Committee members—$7,500

●	All other Public Policy and Sustainability Committee members—$7,500

●	All other Committee on Directors’ Affairs members—$5,000

Amounts shown include prorated amounts attributable to time served on the board and committee assignments, which may occur during the year. Amounts shown in the Fees Earned or Paid in Cash column include any amounts that were voluntarily deferred to the Director Deferral Plan, received in ConocoPhillips common stock, or received in restricted stock units. Messrs. Faraci and Mullins received 100 percent of their cash compensation in restricted stock units in 2022, and Mr. Niblock received 50 percent of his cash compensation in restricted stock units in 2022, with an aggregate grant date fair value as shown in the table. All other directors received their cash compensation in cash or deferred such amounts into the Director Deferral Plan.

(2)	Amounts represent the aggregate grant date fair value of stock awards granted under our non-employee director compensation program. For active non-employee directors, on January 15, 2022, each received a 2022 annual grant of restricted stock units with an aggregate value of $220,000 based on the average of the high and low price for our common stock, as reported on the NYSE, on the grant date. For Mr. Arriola, who joined the board on September 13, 2022, he received a pro rata grant of restricted stock units with an aggregate value of $73,333 based on the average of the high and low price for our common stock, as reported on the NYSE, on the grant date. These grants are made in whole shares, with fractional share amounts rounded up, resulting in a grant of shares with a value of $220,084 to each non-employee director who was a director on January 15, 2021, and $73,405 for Mr. Arriola.

2023 Proxy Statement    51

Corporate Governance at ConocoPhillips

(3)	The following table reflects, for each non-employee director, the aggregate number of stock awards outstanding as of December 31, 2022:

Name		Number of Deferred Shares or Units of Stock
D.V. Arriola		659
C.E. Bunch (retired)		–
C.M. Devine		19,736
J.V. Faraci (retired)		–
J. Freeman		24,880
G. Huey Evans		40,579
J.A. Joerres		16,496
W.H. McRaven		15,429
S. Mulligan		19,736
E.D. Mullins		12,456
A.N. Murti		45,530
R.A. Niblock		77,996
D.T. Seaton		7,835
R.A. Walker		7,835
The following table lists delivery of non-employee director stock awards in 2022:

Name	Number of Shares Acquired on Award Delivery	Value Realized Upon Award Delivery
D.V. Arriola	–	$–
C.E. Bunch (retired)	36,123	4,611,858
C.M. Devine	–	–
J.V. Faraci (retired)	52,379	6,687,173
J. Freeman	2,598	267,343
G. Huey Evans	–	–
J.A. Joerres	–	–
W.H. McRaven	–	–
S. Mulligan	–	–
E.D. Mullins	–	–
A.N. Murti	–	–
R.A. Niblock	–	–
D.T. Seaton	–	–
R.A. Walker	–	–

52    ConocoPhillips

Corporate Governance at ConocoPhillips

(4)	The following table reflects, for each non-employee director, the items contained in All Other Compensation. None of the directors, other than Messrs. Bunch and Faraci, as described below, had aggregate personal benefits or perquisites of $10,000 or more in value.

Name	Tax Reimbursement Gross-Up(a)	Retirement Gifts(b)	Other Compensation(c)	Matching Gift Amounts(d)	Total
D.V. Arriola	$–	$–	$–	$9,250	$9,250
C.E. Bunch (retired)	5,734	8,319	132	10,000	24,185
C.M. Devine	–	–	–	10,000	10,000
J.V. Faraci (retired)	5,341	7,750	2,417	10,000	25,508
J. Freeman	–	–	–	–	–
G. Huey Evans	–	–	–	–	–
J.A. Joerres	–	–	–	–	–
W.H. McRaven	–	–	–	–	–
S. Mulligan	–	–	–	–	–
E.D. Mullins	–	–	–	–	–
A.N. Murti	–	–	–	–	–
R.A. Niblock	–	–	–	10,000	10,000
D.T. Seaton	–	–	–	–	–
R.A. Walker	–	–	–	–	–

a.	The amounts shown are for payments by ConocoPhillips relating to certain taxes incurred by the director for imputed income. These occurred when a retirement presentation was made to Messrs. Bunch and Faraci upon their retirement from the Board. ConocoPhillips has a practice of making gift presentations to its retiring directors, especially those of long service. The fair value of the retirement presentation was imputed to Messrs. Bunch’s and Faraci’s income. In such circumstances, if a director is imputed income in accordance with applicable tax laws, ConocoPhillips generally will reimburse the director for the resulting increased tax costs. All such tax reimbursements have been included above, regardless of whether the corresponding perquisite or personal benefit is required to be reported pursuant to SEC rules and regulations.
b.	The amounts shown are the fair value of a retirement presentation and costs for Messrs. Bunch and Faraci. ConocoPhillips has a practice of making gift presentations to its retiring directors, especially those of long service.
c.	The amounts shown are imputed amounts when, following a board meeting, the director was returned to a location other than their point of origin or their tax home and therefore considered to be a personal accommodation.
d.	ConocoPhillips maintains a Matching Gift Program under which we match certain gifts by directors to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries. For active directors, the program matches up to $10,000 in each program year. Administration of the program can cause us to pay more than $10,000 in a single fiscal year due to a lag in processing claims. The amounts shown are for the actual payments by ConocoPhillips in 2022. Mr. Lance and Mr. Leach are eligible for the Matching Gift Program as executives rather than as directors. Information on the value of matching gifts for Mr. Lance and Mr. Leach is provided in the Summary Compensation Table on page 96 and the notes to that table.
(5)	Messrs. Bunch and Faraci retired from the Board effective May 10, 2022. The amounts in the table above include their prorated compensation reflecting the portion of 2022 that they served as directors.

2023 Proxy Statement    53

Audit and Finance Committee Report

The Audit and Finance Committee (the “Audit Committee”) assists the Board in fulfilling its responsibility to provide independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems.

The Audit Committee currently consists of seven non-employee directors. The Board has determined that each member of the Audit Committee satisfies the requirements of the NYSE as to independence and financial literacy. The Board has determined that at least one member, Arjun N. Murti, is an audit committee financial expert as defined by the SEC.

The responsibilities of the Audit Committee are set forth in the written charter adopted by the Board and last amended on October 4, 2019. The charter is available on our website at www.conocophillips.com under “Investors > Corporate Governance.”

THE AUDIT COMMITTEE’S RESPONSIBILITIES INCLUDE:

●	Discussing with management, the independent auditors, and the internal auditor the integrity of ConocoPhillips’ accounting policies, internal controls, financial statements, financial reporting practices, and select financial matters, including capital structure, complex financial transactions, financial risk management, retirement plans, and tax planning;
●	Reviewing, and coordinating the review by other committees of, significant corporate risk exposures and steps management has taken to monitor, control, and report such exposures;
●	Reviewing the qualifications, independence, and performance of our independent auditors and the qualifications and performance of our internal auditors and chief compliance officer;
●	Reviewing ConocoPhillips’ overall direction and compliance with legal and regulatory requirements and internal policies, including our Code of Business Ethics and Conduct;
●	Assisting the Board in fulfilling its oversight of enterprise risk management, particularly with respect to: (1) market-based risks; (2) financial reporting; (3) effectiveness of information systems and cybersecurity; and (4) commercial trading;
●	Discussing with management and the chief compliance officer the implementation and effectiveness of our global compliance and ethics program; and
●	Maintaining open and direct lines of communication with the Board and management, our Compliance and Ethics Office, the internal auditors, and the independent auditors.

Management is responsible for preparing ConocoPhillips’ financial statements in accordance with generally accepted accounting principles, or GAAP, and for developing, maintaining, and evaluating our internal controls over financial reporting and other control systems. The independent registered public accountant is responsible for auditing the annual financial statements prepared by management, assessing the internal control over financial reporting, and expressing an opinion with respect to each.

One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of ConocoPhillips’ financial statements. The following report summarizes certain of the Audit Committee’s activities in this regard for 2022.

Review with Management. The Audit Committee reviewed and discussed with management the audited consolidated financial statements included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2022, which included a discussion of the quality — not just the acceptability — of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures. The Audit Committee also discussed management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2022, included in the financial statements.

54    ConocoPhillips

Audit and Finance Committee Report

Discussions with Internal Audit. The Audit Committee reviewed ConocoPhillips’ internal audit plan and discussed the results of internal audit activity throughout the year. ConocoPhillips’ General Auditor met with the Audit Committee at every in-person meeting in 2022 and was available to meet without management present at each of these meetings.

Discussions with the Independent Registered Public Accounting Firm. The Audit Committee met throughout the year with Ernst & Young LLP (“EY”), ConocoPhillips’ independent registered public accounting firm, including meeting with EY at each in-person meeting; EY was also available to meet without management present at each of these meetings. The Audit Committee has discussed with EY the matters required to be discussed by standards of the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received the written disclosures and the letter from EY required by PCAOB rules and has discussed with EY its independence from ConocoPhillips. In addition, the Audit Committee considered the non-audit services EY provides to ConocoPhillips and concluded that EY’s independence has been maintained.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2022.

THE CONOCOPHILLIPS AUDIT AND FINANCE COMMITTEE

Arjun N. Murti, Chair

Dennis V. Arriola

Gay Huey Evans CBE

William H. McRaven

Sharmila Mulligan

Eric D. Mullins

R.A. Walker

2023 Proxy Statement    55

Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP

What am I Voting On?

The Audit Committee has appointed EY to serve as ConocoPhillips’ independent registered public accounting firm for fiscal year 2023. You are voting on a proposal to ratify such appointment.

What are the Audit Committee’s responsibilities with respect to the Independent Registered Public Accounting Firm?

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our financial statements and has the authority to determine whether to retain or terminate the independent auditor.

The Audit Committee reviews the experience and qualifications of the senior members of the independent auditor’s team and is directly involved in the appointment of the lead audit partner. Neither the lead audit partner nor the reviewing audit partner performs audit services for ConocoPhillips for more than five consecutive fiscal years. The Audit Committee also is responsible for determining and approving the audit engagement fees and other compensation associated with retaining the independent auditor.

The Audit Committee has evaluated the qualifications, independence, and performance of EY and believes that continuing to retain EY to serve as our independent registered public accounting firm is in the best interest of ConocoPhillips’ stockholders.

What services does the Independent Registered Public Accounting Firm provide?

Audit services of EY for fiscal year 2022 included an audit of our consolidated financial statements, an audit of the effectiveness of our internal control over financial reporting, and services related to periodic filings made with the SEC. Additionally, EY provided certain other services as described below.

56    ConocoPhillips

Item 2: Proposal to Ratify the Appointment of Ernst & Young LLP

How much was the Independent Registered Public Accounting Firm paid for 2022 and 2021?

EY’s fees for professional services totaled $13.7 million for 2022 and $13.3 million for 2021. EY’s fees for professional services included the following:

●	Audit Fees — fees for audit services, which related to the fiscal year consolidated audit, the audit of the effectiveness of internal controls, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, and related accounting consultations, were $12.1 million for 2022 and $12.2 million for 2021.
●	Audit-Related Fees — fees for audit-related services, which consisted of audits in connection with benefit plan audits, other subsidiary audits, special reports, asset dispositions, and related accounting consultations, were $1.5 million for 2022 and $0.8 million for 2021.
●	Tax Fees — fees for tax services, which consisted of tax compliance services and tax planning and advisory services, were $0.1 million for 2022 and $0.3 million for 2021.
●	All Other Fees — fees for other services were negligible in 2022 and 2021.

The Audit Committee has considered whether the non-audit services provided to ConocoPhillips by EY impaired EY’s independence and concluded they did not.

Who reviews these services and fees?

The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax, and other non-audit services that EY may provide to ConocoPhillips. The policy (1) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that EY’s independence is not impaired; (2) describes the audit, audit-related, tax, and other services that may be provided and the non-audit services that are prohibited; and (3) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by EY must be pre-approved by the Audit Committee. The Audit Committee has delegated authority to review and approve services to its Chair. Any such approval must be reported to the entire Audit Committee at the next scheduled Audit Committee meeting.

Will a representative of Ernst & Young be present at the meeting?

One or more representatives of EY will be present at the Annual Meeting. The representative(s) will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal. If the appointment of EY is not ratified, the Audit Committee will reconsider the appointment.

FOR	The Audit and Finance Committee recommends you vote FOR the ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for fiscal year 2023.

2023 Proxy Statement    57

Item 3: Advisory Approval of Executive Compensation

What am I Voting On?

Stockholders are being asked to vote on the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of ConocoPhillips’ Named Executive Officers as described in the “Compensation Discussion and Analysis” section and in the tabular disclosures regarding Named Executive Officer compensation (together with the accompanying narrative disclosures) in this Proxy Statement.

ConocoPhillips is providing stockholders with the opportunity to vote on an advisory resolution, commonly known as “Say on Pay,” considering approval of the compensation of ConocoPhillips’ Named Executive Officers.

The Human Resources and Compensation Committee, which is responsible for the compensation of our executive officers, has overseen the development of a compensation program designed to attract, retain, and motivate executives who enable us to achieve our strategic and financial goals. The “Compensation Discussion and Analysis” and the tabular disclosures regarding Named Executive Officer compensation, together with the accompanying narrative disclosures, explain the trends in compensation and application of our compensation philosophies and practices for the years presented.

The Board believes that ConocoPhillips’ executive compensation program aligns the interests of our executives with those of our stockholders. Our compensation program is guided by the philosophy that ConocoPhillips’ ability to deliver on our disciplined, returns-focused strategy is driven by superior individual performance. The Board believes we must offer competitive compensation to attract and retain experienced, talented, and motivated employees. In addition, the Board believes employees in leadership roles within the organization are motivated to perform at their highest levels when performance-based pay constitutes a significant portion of their compensation. The Board believes that our philosophy and practices have resulted in executive compensation decisions that are aligned with company and individual performance, are appropriate in value, and have benefited ConocoPhillips and its stockholders.

What is the effect of this resolution?

Because your vote is advisory, it will not be binding upon the Board. However, the Human Resources and Compensation Committee and the Board will take the outcome of the vote into account when considering future executive compensation arrangements.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

FOR	The Board recommends you vote FOR the advisory approval of the compensation of ConocoPhillips’ Named Executive Officers.

58    ConocoPhillips

Item 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation

What am I Voting On?

Stockholders are being asked to vote on the following advisory resolution:

RESOLVED, that the stockholders desire to hold an advisory vote on the compensation of ConocoPhillips’ Named Executive Officers every one, two, or three years, as determined by the alternative that receives the highest number of stockholder votes.

ConocoPhillips is providing stockholders with the opportunity to advise the Board whether the company should conduct an advisory vote on the compensation of its Named Executive Officers every one, two, or three years. The Board expects it will adopt the frequency receiving the highest number of votes. Stockholders may also abstain from voting on this item.

What is the effect of this resolution?

Because your vote is advisory, it will not be binding upon the Board. However, the Human Resources and Compensation Committee and the Board will take the outcome of the vote into account when determining which frequency it will adopt.

What does the Board recommend?

The Board believes that there are advantages and disadvantages to any of the alternatives and that no one is clearly superior to another. Accordingly, the Board expects to hold say on pay votes in the future in accordance with the alternative that receives the most stockholder support.

SELECT	Select the desired frequency for an advisory vote on the compensation of ConocoPhillips’ Named Executive Officers: every one, two, or three years.

2023 Proxy Statement    59

Role of the Human Resources and Compensation Committee

Authority and Responsibilities

The Human Resources and Compensation Committee (the “HRCC”) is responsible for providing independent, objective oversight for ConocoPhillips’ executive compensation programs, for developing and overseeing the development of a succession management plan for the CEO and Senior Officers, and for determining the compensation of our Senior Officers. Our internal guidelines define a Senior Officer as an employee who is a senior vice president or higher, any executive who reports directly to the CEO, or any other employee considered an officer under Section 16(b) of the Securities Exchange Act of 1934. As of December 31, 2022, ConocoPhillips had 17 active Senior Officers. In addition, the HRCC acts as administrator of the compensation programs and certain of the benefit plans for Senior Officers and as an avenue of appeal for current and former Senior Officers disputing compensation or certain benefits. Finally, the HRCC assists the Board in overseeing the integrity of ConocoPhillips’ executive compensation practices and programs described in the “Compensation Discussion and Analysis” beginning on page 62.

A complete listing of the authority and responsibilities of the HRCC is set forth in the written charter adopted by the Board and last amended on October 9, 2020, which is available on our website at www.conocophillips.com under “Investors > Corporate Governance.”

Members

The HRCC currently consists of six members. All members must meet the independence requirements for “non-employee” directors under the Securities Exchange Act of 1934, for “independent” directors under the NYSE Listed Company Manual, and for “outside” directors under the Internal Revenue Code. The members of the HRCC and the member to be designated as Chair are reviewed and recommended annually by the Committee on Directors’ Affairs to the full Board.

Meetings

The HRCC holds regularly scheduled meetings in association with each regular Board meeting and meets by teleconference between such meetings as necessary. In 2022, the HRCC had eight meetings. The HRCC reserves time at each regularly scheduled meeting to review matters in executive session with no members of management or management representatives present except as specifically requested by the HRCC. Additionally, the HRCC reviews and reports annually on the succession-planning process for the CEO and senior management and meets with the Lead Director at least annually to evaluate the performance of the CEO. More information regarding the HRCC’s activities at such meetings appears in the “Compensation Discussion and Analysis” beginning on page 62.

The HRCC is committed to a process of continuous improvement in exercising its responsibilities. To that end, the HRCC:

●	Routinely receives training regarding best practices for executive compensation;
●	With the assistance of management and consultants, independent compensation consultants, and, when deemed appropriate, independent legal counsel, regularly reviews its responsibilities and governance practices in light of ongoing legal and regulatory changes and trends in corporate governance;
●	Annually reviews its charter and proposes any desired changes to the Board;
●	Annually conducts an assessment of its performance that evaluates the effectiveness of its actions and seeks ideas to improve its processes and oversight; and
●	Regularly reviews and assesses whether our executive compensation programs are having the desired effects without encouraging an inappropriate level of risk.

60    ConocoPhillips

Letter from the Human Resources and Compensation Committee

Dear Stockholders,

As members of the ConocoPhillips Human Resources and Compensation Committee (HRCC), our most important responsibility is to ensure the executive compensation programs align with the interests of our stockholders and adhere to our pay-for-performance philosophy, while attracting, retaining, and incentivizing executives to execute ConocoPhillips’ long-term, returns-focused strategy. While the 2022 say on pay vote passed, the outcome was disappointing and revealed that some of our stockholders may have concerns with certain aspects of our executive compensation. The HRCC viewed the vote as an opportunity to further engage in robust dialogue with our stockholders to solicit feedback on your perspectives, and we have made constructive changes in response. During these conversations, the majority of our largest stockholders continued to express that our compensation programs are well-aligned with the strategy and priorities of the company and are appropriately designed and that pay and performance are well-aligned.

The Chair of our Human Resources and Compensation Committee, Jeffrey A. Joerres, met with stockholders representing approximately 35% of ConocoPhillips’ outstanding stock to better understand any specific concerns stockholders had with our executive compensation programs. Senior management conducted additional stockholder engagements, and in total, we conducted engagement meetings with stockholders representing nearly 45% of our outstanding stock and over 80% of our institutional investor base.

After aggregating the stockholder feedback, sharing it with the full Board, and deliberating as a committee, we made substantive and responsive changes to our executive compensation programs and the related disclosures in this Proxy Statement. These changes, which reflect the thoughtful and constructive insights we received from our stockholders, are summarized below:

●	Eliminated individual performance adjustments in the short-term incentive program for the NEOs beginning with the 2022 program;
●	Enhanced disclosures to further describe how payout decisions in the short-term incentive program are determined and disclosed peers and metrics for all ongoing long-term performance share programs;
●	Effective with our 2023 short-term incentive program, we are increasing the weighting of our Financial and Operational measures to further strengthen the link between the performance of the company and payouts. The Financial measure will be a relative measure only (eliminating the absolute measure and thereby reducing the number of metrics), and the payout for the Financial measure will be determined formulaically following the payout matrix on page 82;
●	Effective with our 2023 short-term incentive program, we are eliminating relative Total Shareholder Return as a measure, thereby removing a duplicative measure between the short-and long-term incentive programs;
●	Effective in 2023, the company enhanced the CEO’s stock ownership guideline from six to eight times base salary, which moves the CEO’s ownership requirements above the median of the S&P 100 and our peers; and
●	Effective with our 2023 short-term incentive program, we are creating a separately weighted measure for “Energy Transition Milestones” which will serve to further enhance the link between our climate commitments and our executive compensation programs.

We have listened to stockholder concerns and acted to address them and improve our overall compensation programs. See “Compensation Discussion and Analysis – Executive Overview – 2022 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness” on page 65. We remain firmly committed to the ongoing evaluation and improvement of our executive compensation programs.

Sincerely,

Jeffrey A. Joerres, Chair	Dennis V. Arriola	Gay Huey Evans CBE

Sharmila Mulligan	Arjun N. Murti	Robert A. Niblock

2023 Proxy Statement    61

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of the compensation of our Named Executive Officers (“NEOs”) and describes the objectives and principles underlying ConocoPhillips’ executive compensation programs, the compensation decisions we have recently made under those programs, and the factors we considered in making those decisions.

In 2022, our NEOs included Timothy A. Leach(1) and the following NEOs who were active on December 31, 2022:

Ryan M. Lance	William L. Bullock, Jr.	Kelly B. Rose	Nicholas G. Olds	Dominic E. Macklon
Chairman and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Senior Vice President, Legal and General Counsel	Executive Vice President, Lower 48	Executive Vice President, Strategy, Sustainability and Technology

(1)	On May 2, 2022, we announced that effective May 1, 2022, Timothy A. Leach moved into the role of Advisor to the Chief Executive Officer.

Our executive compensation philosophy is focused on linking pay with performance. It is designed to reflect appropriate governance practices, align with the needs of our business, and maintain a strong link between executive pay and successful execution of our strategy.

For an overview of ConocoPhillips and our operations, see page 7 of our Proxy Summary

62    ConocoPhillips

Compensation Discussion and Analysis

Executive Overview

2022 Compensation Metrics and Payouts Summary

Executive compensation in 2022 reflects performance during both our annual variable cash incentive program and three-year long-term incentive program periods. For more information about how we set our 2022 targets see “Setting Targets for 2022” beginning on page 84 and “HRCC Annual Compensation Cycle” on page 76. For a description of how our executive compensation metrics are designed to align compensation with ConocoPhillips’ disciplined, returns-focused strategy, see “Process for Determining Executive Compensation” beginning on page 75. Also see “2022 Executive Compensation Analysis and Results” beginning on page 82 for a more detailed discussion and analysis of payout decisions.

●	Short-term incentives are aligned with company performance and stockholder interests
●	ConocoPhillips has outperformed the S&P 500 in 3 of the last 5 years

*	TSR in this chart is calculated using the closing price on the last trading day of December prior to and at the end of each reported year and assumes dividends paid during the stated period are reinvested.

2023 Proxy Statement    63

Compensation Discussion and Analysis

2022 SHORT-TERM INCENTIVE (VCIP) PAYOUT: 127% OF TARGET FOR NEOS

The HRCC carefully considered the final results of the metrics and, based on multiple reviews throughout the year, approved a payout that reflected the degree of difficulty in achieving the results against the aggressive targets that were established. No individual performance adjustments were made for the NEOs. Following is a summary of the key items considered and deliberated. For additional details, refer to pages 83 - 89.

Metric (each 20% weight)

HSE – 160%	Operational – 100%	Financial (Adjusted ROCE) – 120%

●   Remained an industry leader among our peers

●   Zero fatalities

●   Improved Total Recordable Rate (“TRR”) and benchmark best in class on TRR

●   Improved Tier 1 and Tier 2 process safety event rate by 14%

●   2022 was our second-best year for safety performance in the last decade, but we aim to raise the bar every year and still have room for improvement

●   Met key operational targets, including delivering additional scope in the Lower 48, while managing inflationary pressures to achieve disciplined capital expenditures

●   Successfully achieved our ambitious operational milestones

●   Considering the degree of difficulty of the milestones and operational targets and results as a whole, the HRCC determined a target payout was appropriate

●   Absolute metric assessed at target (100%), achieving absolute Adjusted ROCE only ~1% below target of 31.8%

●   Finished in the 64th percentile relative to performance peers (139% per matrix; page 82)

●   Absolute and relative results average to 120%

   Strategic and ESG Milestones – 175%

●   Successful integration of Permian assets acquired in 2021

●   Closed $2.2B in dispositions and executed debt refinancing objective

●   Demonstrated meaningful progress toward our Paris-aligned climate risk framework

●   Progressed our long-term strategy by establishing new methane and flaring targets, executing emission reduction projects, and progressing CCS business development opportunities; expanded our global LNG business through acquiring an additional 10% interest in APLNG, selection to participate in Qatar’s NFE and NFS projects, and entering into agreements with Sempra to participate in Port Arthur LNG

●   Establishment of a dedicated DEI organization led by our new Chief Diversity Officer

   TSR (relative)* – 82%

●   Finished in the 43rd percentile relative to performance peers with one-year TSR of approximately 67%; outperformed peer average

●   Payout formulaic following matrix (see page 82)

*	See methodology for calculating TSR on pages 80-81.

PSP 20 LONG-TERM INCENTIVE PAYOUT: 138% OF TARGET FOR NEOS

Metric (TSR 60% weight; Financial 40% weight)

TSR (relative)* – 127%		Financial (Adjusted ROCE) – 154%
●	Finished in the 60th percentile relative to performance peers with three-year TSR of approximately 27%	●	Finished in the 69th percentile relative to performance peers
●	Payout formulaic following matrix (see page 82)	●	Payout formulaic following matrix (see page 82)

*	See methodology for calculating TSR on pages 80-81.

For additional details, refer to pages 90 - 91.

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Compensation Discussion and Analysis

2022 Say on Pay Vote Result, Stockholder Engagement, and Board Responsiveness

ConocoPhillips regularly engages in dialogue with stockholders to continue to reinforce our understanding of stockholder views regarding our compensation programs, and stockholder feedback is considered a fundamental part of our success. The Board and the HRCC appreciate these valuable discussions and continue to encourage stockholders to provide feedback about our executive compensation programs as described on page 49 under “Communications with the Board of Directors.”

HISTORICALLY STRONG SAY ON PAY SUPPORT HEADING INTO 2022

Our executive compensation programs have historically received strong stockholder support (averaging over 91 percent in the three years prior to 2022). While the say on pay vote passed in 2022 (~60 percent voted in favor), the support was meaningfully lower than in prior years. Following the outcome of our 2022 annual meeting, we conducted a robust stockholder engagement.

STOCKHOLDER ENGAGEMENT IN RESPONSE TO 2022 SAY ON PAY OUTCOME

In response to the 2022 say on pay vote, and in line with our commitment to ongoing stockholder engagement, we requested meetings with stockholders representing more than 50 percent of our outstanding stock and participated in engagement meetings with stockholders representing approximately 45 percent of our outstanding stock and over 80% of our institutional investor base. From ConocoPhillips’ management, Philip M. Gresh, Vice President, Investor Relations; Brian E. Pittman, General Manager, Compensation and Benefits; Shannon B. Kinney, Vice President, Deputy General Counsel, Chief Compliance Officer, and Corporate Secretary; and Lloyd L. Visser, Vice President, Sustainable Development, participated in stockholder meetings. In addition, our HRCC Chair, Jeffrey A. Joerres, met with stockholders representing approximately 35 percent of ConocoPhillips’ outstanding stock to communicate our compensation philosophy and gather feedback concerning our compensation practices.

BY THE NUMBERS: STOCKHOLDER ENGAGEMENT IN SPRING AND FALL 2022

We contacted stockholders representing over	We held meetings with stockholders representing approximately	We held meetings with stockholders representing over	HRCC Chair attended meetings with stockholders representing approximately

Notwithstanding the lower say on pay vote in 2022, the feedback we received from our stockholders during engagement was that:

●	the majority were satisfied with our executive compensation programs and viewed payouts as aligned with company performance;

●	they commended our consistent commitment to open dialogue and engagement; and

●	while they encouraged continuous improvement to our programs and disclosures surrounding compensation actions and payouts, they cautioned ConocoPhillips against making significant changes in response to the 2022 say on pay vote, because ConocoPhillips’ strategy and execution of the strategy has been so successful.

The HRCC considered all feedback from stockholders, as well as the Company’s industry-leading performance when they evaluated potential program changes for 2023 and approved changes that were consistent with their focus on continuous improvement and that were responsive to stockholder feedback.

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Compensation Discussion and Analysis

WHAT WE HEARD	HOW WE RESPONDED
Some stockholders expressed interest in enhanced disclosures including additional explanation of how the HRCC arrived at payout decisions and utilized discretion in the short-term incentive program.

The HRCC carefully considered this feedback and took the following actions:

●   eliminated individual performance adjustments in the short-term incentive program for the NEOs beginning with the 2022 program;

●   enhanced disclosures to further describe how payout decisions in the short-term incentive program are determined including disclosing the target for Adjusted ROCE and disclosed performance peers and metrics for all ongoing PSP programs;

●   effective with our 2023 short-term incentive program, we are increasing the weighting of our Financial and Operational measures to further strengthen the link between the performance of the company and payouts. The Financial measure will be a relative measure only (eliminating the absolute measure and thereby reducing the number of metrics), and the payout for the Financial measure will be determined formulaically following the payout matrix on page 82; and

●   effective with our 2023 short-term incentive program, we are eliminating relative Total Shareholder Return as a measure, thereby removing a duplicative measure between the short- and long-term incentive programs.

We were asked to evaluate stock retention requirements for executives.	The HRCC evaluated market data across the S&P 100 as well as the compensation reference group. Following this review, the HRCC noted ConocoPhillips already had policies consistent with the majority of our peers but chose to further enhance the CEO’s stock ownership guidelines from six to eight times base salary, which moves the CEO’s ownership requirements above the median of the S&P 100 and our peers.
Stockholders were supportive of our percentile-based relative payout matrix as currently structured.	We continue to utilize the matrix to determine formulaic payouts for our relative performance metrics (see page 82).
Some stockholders questioned the size and two-year vesting period of the time-vested off-cycle equity inducement grant provided to Tim Leach when he joined ConocoPhillips following the Concho Resources acquisition.	This feedback will be thoughtfully considered in the design of any future packages offered to incoming senior executives. No off-cycle equity awards were granted to any NEOs in 2022. The rationale for this award was securing Mr. Leach’s expertise as ConocoPhillips sought to integrate the Concho assets and workforce and accelerate the achievement of the cost and capital efficiency targets of the combined company. ConocoPhillips was able to quickly exceed those targets in part due to Mr. Leach’s leadership in combining two world-class organizations.
Stockholders remained interested in our continued focus on our climate commitments and linking progress to our executive compensation programs.	Effective with our 2023 short-term incentive program we are creating a separately weighted measure for “Energy Transition Milestones” which will serve to further enhance the link between our climate commitments and our executive compensation programs.

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Compensation Discussion and Analysis

TRACK RECORD OF CONTINUOUS IMPROVEMENT RESPONSIVE TO STOCKHOLDER FEEDBACK

In addition to the changes noted above, ConocoPhillips has a track record of continuously seeking to evolve our compensation programs to incorporate stockholder feedback, market best practices, and performance and retention considerations. We strive to clarify and simplify our compensation-related disclosures while providing thorough and meaningful details of our process. In addition to the changes noted above, in the past three years we have also made the following changes to our compensation programs:

●   All ongoing performance share programs (“PSPs”) allow the HRCC to determine payouts on a formulaic basis (relative TSR 60%; relative Adjusted ROCE 40%)

●   Effective in 2021, the company eliminated all grandfathered tax gross-up benefits under our Change in Control Severance Plan(1)

●   Effective in 2021, the company strengthened our stock ownership guidelines by no longer counting PSP target units toward ownership guidelines while maintaining robust guidelines for NEOs; further, the company does not count unexercised stock options towards ownership guidelines

●   Since 2020, and including PSP 19 which had the performance period conclude in 2021, the company added the S&P 500 Total Return Index(2) to the performance peer group broadening the performance benchmark beyond industry peers and further aligning executive pay with long-term stockholder interests

●   Effective in 2020, new Executive Restricted Stock Unit grants are settled in shares instead of cash enhancing executive stock ownership through compensation programs, and better aligning with market practice

(1)	Executives who became participants of the plan after the spinoff in 2012 were not eligible for any gross-up payment. The change removes eligibility for any gross-up payments for executives who were participants of the plan prior to the spinoff in 2012 that were previously grandfathered.
(2)	For relative TSR metrics only.

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Compensation Discussion and Analysis

2022 Compensation Program Structure

Each year the HRCC, advised by its independent compensation consultant and informed by feedback from stockholders, undertakes a rigorous process to establish and review executive compensation. The HRCC believes a substantial portion of our executive compensation should be equity-based and focused on rewarding long-term performance and furthermore, that this approach most closely aligns the interests of our top executives with those of our stockholders.

The four primary elements of our executive compensation program are designed to provide a target total value for compensation that is competitive with our peers and attracts and retains the talented executives necessary to manage a large and complex company like ConocoPhillips. The following chart summarizes the principal components of our executive compensation program and the performance drivers of each element.

2022 Element of Pay	Overview	Key Benchmarks/Performance Measures
Annual Salary	Fixed cash compensation to attract and retain executives and balance at-risk compensation Range: Salary grade minimum/maximum	● Benchmarked to compensation reference group median; adjusted for experience, responsibility, performance, and potential
Variable Cash Incentive Program (“VCIP”)	Variable annual cash compensation to motivate and reward executives for achieving annual goals and strategic and ESG milestones that are critical to our strategic priorities Range: 0% –200% of target	● Health, Safety, and Environmental (20%) ● Operational (20%) ● Financial—Absolute and Relative Adjusted ROCE (20%) ● Strategic and ESG Milestones (20%) ● Relative TSR (20%)
One-year performance period
Long-Term Incentive Program (“LTIP”)

Variable long-term equity-based compensation to motivate and reward executives for achieving multi-year strategic priorities

Granted at beginning of three-year performance period with final cash payout following the conclusion of the performance period based on HRCC assessment of the pre-established corporate performance metrics and stock price value as of the settlement date

Range: 0% –200% of total target award, inclusive of corporate performance adjustments

● Relative TSR (60%) ● Financial—Relative Adjusted ROCE (40%) ● Stock value Three-year performance period

Long-term equity-based compensation designed to encourage executive retention and promote stock ownership while incentivizing absolute performance that is aligned with stockholder interests

Annual award settles in stock on third anniversary of grant date based on the stock value on the settlement date

Range: 0% –100% of target

● Stock value Three-year cliff vesting

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Compensation Discussion and Analysis

Delivering on our Triple Mandate and Value Proposition Drives Extraordinary Results for Stockholders

In 2022, ConocoPhillips once again proved that we can deliver on our value proposition of superior returns to stockholders through price cycles while executing against our Triple Mandate to reliably and responsibly deliver oil and gas production to meet energy transition pathway demand, deliver competitive returns on and of capital to our stockholders, and achieve our net-zero operational emissions ambitions.

●	We reliably and responsibly achieved full year production of over 1.7 million barrels of oil equivalent per day and we progressed our global LNG initiative by expanding our LNG business in Australia, Germany, Qatar, and the U.S.

●	We achieved a 27 percent return on capital employed(1) and we delivered competitive returns of capital by distributing $15 billion to stockholders through our three-tier framework, including $5.7 billion in cash through the ordinary dividend and variable return of cash (“VROC”) and $9.3 billion through share repurchases.

●	We further advanced our net-zero operational emissions ambition by publishing our Plan for the Net-Zero Energy Transition, joining the Oil and Gas Methane Partnership (OGMP) 2.0, and establishing a new 2030 methane intensity target.(4)

Importantly, we delivered these results while operating safely and executing on our foundational principles — focusing on peer-leading distributions, maintaining a strong balance sheet, executing disciplined investment, and demonstrating responsible and reliable ESG performance. Supporting these core principles are our strategic cash flow allocation priorities: (1) invest enough capital to sustain production and pay the existing dividend; (2) grow the dividend annually; (3) maintain ‘A’ credit rating; (4) return greater than 30 percent of cash from operations to stockholders; and (5) make disciplined investments to enhance returns.

We achieved many important accomplishments in 2022, as shown below:

2022 HIGHLIGHTS — DELIVERING ACROSS ALL ELEMENTS OF THE TRIPLE MANDATE

FINANCIAL	STRATEGY	OPERATIONS

●   $18.7B earnings; $14.57 EPS; $17.3B adjusted earnings; $13.52 adjusted EPS(1)

●   27% ROCE(1)

●   $28.3B cash provided by operating activities; $28.5B CFO(2); $18.4B free cash flow(1)

●   Distributed $15B, including $5.7B in ordinary dividend and VROC and $9.3B in share repurchases

●   Ending cash of $9.5B(3)

●   Returned 53% of CFO(2) to stockholders

●   Expanded LNG business in Australia, Germany, Qatar, and the U.S.

●   Published Plan for the Net-Zero Energy Transition, joined OGMP 2.0, and set a new 2030 methane intensity target(4)

●   Announced expected 2023 return of capital of $11B to stockholders

●   FY production of 1,738 MBOED

●   Increased Permian 2+ mile, long-lateral drilling inventory by over one year through swaps coring up ~25,000 acres since acquisition

●   Progressed Tommeliten A and Eldfisk North projects in Norway

●   Achieved first production at Gumusut Phase 3, Fiord West Kuparuk, and Montney’s Pad 4

(1)	Adjusted earnings, adjusted EPS, return on capital employed (ROCE) and free cash flow are non-GAAP measures. Further information related to these measures as well as reconciliations to the nearest GAAP measure are included on Appendix A.
(2)	Cash provided by operating activities was $28.3B. Excluding operating working capital of ($0.2B), cash from operations was $28.5B. Cash from operations (CFO) is a non-GAAP measure. Further information related to this measure is included on Appendix A.
(3)	Ending cash includes cash, cash equivalents, and restricted cash totalling $6.7B, and short-term investments of $2.8B. Restricted cash was $0.2B.
(4)	Methane emissions intensity target defined as approximately 0.15% of gas produced.

We maintained our ongoing practice of engaging with stockholders throughout 2022 and received consistent feedback that our disciplined, returns-focused strategy is the right one for our business and that our stockholders appreciate our ongoing efforts to increase the transparency and robustness of our disclosures to address the things that they care about most.

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Compensation Discussion and Analysis

Executive Compensation — Strategic Alignment

Our executive compensation programs are designed to align compensation with ConocoPhillips’ disciplined, returns-focused strategy and with the long-term interests of our stockholders. Our compensation metrics support our Triple Mandate and are directly tied to our strategic priorities, which provide comprehensive and integrated support for our value proposition. The following diagram maps each metric to our strategic priorities.

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Compensation Discussion and Analysis

Philosophy and Principles of Our Executive Compensation Program

OUR GOALS

Our goals are to attract, retain, and motivate high-quality employees and to maintain high standards of principled leadership so we can responsibly deliver energy to the world and provide sustainable value for our stakeholders, now and in the future.

OUR PHILOSOPHY — PAY FOR PERFORMANCE

We believe that:

●	Our ability to responsibly deliver energy and provide sustainable value is driven by superior individual performance;
●	A company must offer competitive compensation to attract and retain experienced, talented, and motivated employees;
●	Employees in leadership roles are motivated to perform at their highest levels when performance-based pay is a significant portion of their compensation; and
●	The use of judgment by the HRCC plays an important role in establishing increasingly challenging corporate performance criteria to align executive compensation with company performance.

OUR STRATEGIC PRINCIPLES

To achieve our goals, we implement our philosophy through the following principles:

●	Establish target compensation levels that are competitive with the companies that we compete against for executive talent;
●	Create a strong link between executive pay and successful execution of our strategy;
●	Encourage prudent risk-taking by our executives;
●	Motivate performance using compensation to reward specific individual accomplishments;
●	Retain talented individuals;
●	Maintain flexibility to better respond to the cyclical energy industry; and
●	Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.

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Compensation Discussion and Analysis

Majority of Executive Compensation is Performance Based

Our executive compensation programs align pay with performance that advances our strategic priorities and interests of stockholders. As shown below, approximately 91 percent of the CEO’s 2022 target pay and approximately 83 percent of the other NEOs’ 2022 target pay was performance based. Stock-based, long-term incentives make up the largest portion of performance-based pay.

2022 TARGET COMPENSATION FOR CEO

2022 AVERAGE TARGET COMPENSATION FOR OTHER NEOs

Components of Executive Compensation

The four primary elements of our executive compensation program are designed to provide a target total value for compensation that is competitive with our peers and attracts and retains the talented executives necessary to manage a large and complex organization such as ConocoPhillips.

Base Salary

Base salary is a central component of compensation for all of our salaried employees. Management, with the assistance of Mercer, its outside compensation consultant, thoroughly examines the scope and complexity of executive jobs throughout ConocoPhillips and benchmarks the competitive compensation practices for such jobs. As a result of this work, management has developed a compensation structure that assigns all positions to specific salary grades. For our executives, the base salary midpoint increases as the salary grade increases, but at a lesser rate than the overall target incentive compensation percentages increase. The result is a higher percentage of at-risk compensation as an executive’s salary grade rises.

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Compensation Discussion and Analysis

Base salary is important to give employees financial stability for personal planning purposes. There are also motivational and reward aspects to base salary, as base salary can be changed to account for considerations such as assigned roles, responsibilities and duties, experience, individual performance, and time in position. We set base salaries to be competitive within our compensation reference group and, for certain staff positions, Fortune 50-150 Industrials, taking into account responsibilities and duties, individual performance, and time in position. See “Process for Determining Executive Compensation — Setting Target Compensation–Compensation Reference Group” beginning on page 77 for a discussion of our position benchmarking exercise.

Performance-Based Pay Programs

ANNUAL INCENTIVE

All of our employees throughout the world — including our executives — participate in our annual incentive program, called the Variable Cash Incentive Program (“VCIP”). It is our primary vehicle for recognizing company and individual performance for the prior year. We believe that having an annual “at risk” compensation element gives all employees a financial stake in the achievement of our business objectives and motivates them to use their best efforts to ensure the achievement of those objectives. We also believe that all participating employees can have the opportunity to establish and achieve their specified goals within one year.

For all employees, the base VCIP award is comprised of equally weighted corporate performance categories including HSE, Operational, Financial, Strategic and ESG Milestones, and TSR. The HRCC has discretion to adjust base awards up or down depending on individual performance, but the final award, inclusive of any adjustments, may not exceed 200 percent of the target. Beginning with the 2022 program, the HRCC eliminated individual performance adjustments in the short-term incentive program for NEOs.

LONG-TERM INCENTIVES

Our primary long-term incentive compensation programs for executives are the Performance Share Program (“PSP”) and the Executive Restricted Stock Unit Program, which replaced the Stock Option Program effective with equity grants made in 2018. The HRCC approved replacing stock options with three-year, time-vested restricted stock units under the Executive Restricted Stock Unit Program in response to stockholder feedback and to be consistent with market trends. In addition, the HRCC increased the weighting of the long-term incentive award in the form of performance-based restricted stock units under the PSP from 60 percent to 65 percent and assigned a weight of 35 percent to the Executive Restricted Stock Unit Program. Approximately 62 of our current employees participate in these programs.

PERFORMANCE SHARE PROGRAM

The PSP rewards executives based on ConocoPhillips’ performance over a three-year period. Each year, the HRCC establishes performance metrics for a new three-year performance period. Thus, performance results in any given year are considered in three overlapping performance periods. We believe use of a multi-year performance period helps to focus management on longer-term results. PSP award targets are set in shares at the beginning of the performance period, and actual cash payouts based on the HRCC’s evaluation of performance are calculated using our stock value after the conclusion of the three-year performance period. Thus, the value of the performance shares is tied to stock price performance throughout the performance period.

Targets for participants whose salary grades are changed during a performance period are prorated to align incentive levels with the individual’s current level of responsibility. Changes in salary not accompanied by a change in salary grade do not affect the existing targets.

The PSP award is calculated on a formulaic basis using a relative TSR metric and a relative Financial metric, with respective weightings of 60 and 40 percent. At the end of the performance period, the final award may not exceed 200 percent of the total target award (the initial target award set in restricted stock units, at the beginning of the performance period, together with reinvested dividend equivalents during the performance period). The final award is determined by the HRCC following several detailed reviews of company performance and is based on the HRCC’s evaluation of ConocoPhillips’ formulaic performance relative to the pre-established metrics (discussed under “Process for Determining Executive Compensation — Corporate Performance Criteria” on page 79).

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Compensation Discussion and Analysis

Performance metrics and peers for performance share programs

The performance metrics and peers established by the HRCC for the PSP 20 (2020-2022), PSP 21 (2021-2023), PSP 22 (2022-2024) and PSP 23 (2023-2025) awards granted in 2020, 2021, 2022 and 2023, respectively, have been established as follows:

Metrics	Performance Peers(1)
● Relative Total Shareholder Return (60%) ● Relative Adjusted Return on Capital Employed (40%)	● S&P 500 Total Return Index(2) ● APA Corporation ● Chevron Corporation ● Devon Energy Corporation ● EOG Resources, Inc. ● Exxon Mobil Corporation	● Hess Corporation ● Marathon Oil Corporation(3) ● Noble Energy, Inc. (4) ● Occidental Petroleum Corporation ● Pioneer Natural Resources(5)

(1)	Each peer is a performance peer for PSP 20, PSP 21, PSP 22 and PSP 23, unless otherwise noted.
(2)	For relative TSR metrics only.
(3)	Performance peer for PSP 20, PSP 21 and PSP 22 awards only.
(4)	In October 2020, Chevron Corporation acquired Noble Energy, Inc. Each of Chevron Corporation and Noble Energy, Inc. were in our performance peer group during the performance period; after the acquisition, we retained only the combined company for the PSP award granted in 2020.
(5)	Performance peer for PSP 23 award only. Pioneer Natural Resources was added to the performance peer group to better reflect our growing footprint in the Permian Basin.

EXECUTIVE RESTRICTED STOCK UNIT PROGRAM

Like the PSP, the Executive Restricted Stock Unit Program is designed to reward our executives for long-term share performance and encourage executive retention while incentivizing absolute performance that is aligned with stockholder interests. The units vest three years following the date of grant, which is competitive with industry peers.

The combination of the PSP and the Executive Restricted Stock Unit Program, along with our Stock Ownership Guidelines described under “Executive Compensation Governance — Alignment of Interests — Stock Ownership and Holding Requirements” on page 93, provides a comprehensive package of long-term compensation incentives for our executives that align their interests with those of our long-term stockholders.

STOCK OPTION PROGRAM

In response to stockholder feedback and consistent with market trends, the HRCC discontinued the Stock Option Program effective with equity grants made in 2018 and substituted the Executive Restricted Stock Unit Program. The practice under the Stock Option Program was to set option exercise prices no lower than the fair market value of ConocoPhillips stock at the time of the grant. Because an option’s value is derived solely from an increase in our stock price, options only reward recipients if the value of our stock appreciates. All previously granted and unexercised stock options are vested and exercisable and expire 10 years following the grant date.

OFF-CYCLE AWARDS

ConocoPhillips may make awards outside the PSP or the Executive Restricted Stock Unit Program. Currently, off-cycle awards are generally granted to certain incoming executives for one or more of the following reasons: (1) to induce an executive to join ConocoPhillips (occasionally replacing compensation the executive will lose by leaving the prior employer); (2) to induce an executive of an acquired company to remain with ConocoPhillips for a certain period of time following the acquisition; or (3) to provide a pro rata equity award to an executive who joins ConocoPhillips during an ongoing performance period in which the executive is ineligible to participate under the standard PSP or Executive Restricted Stock Unit Program provisions. In these cases, the HRCC has sometimes approved a shorter period for restrictions on transfers of restricted stock units than those issued under the PSP or Executive Restricted Stock Unit Program. Any off-cycle awards to Senior Officers must be approved by the HRCC.

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Compensation Discussion and Analysis

Process for Determining Executive Compensation

Our executive compensation programs take into account market-based compensation for executive talent; internal pay equity among our employees; corporate, business unit, and individual results; and the talents, skills, and experience that each individual executive brings to ConocoPhillips. Our NEOs each serve without an employment agreement. All compensation for these officers is set by the HRCC as described below.

ROLES AND RESPONSIBILITIES

HUMAN RESOURCES AND COMPENSATION COMMITTEE (HRCC)

●	Annually reviews and determines compensation for the CEO and for each of the NEOs.
●	Makes critical decisions on competitive compensation levels; program design; performance targets and associated peer groups; corporate and individual performance; and appropriate pay adjustments necessary to reflect short-and long-term performance.
●	Considers annual benchmark data provided by the consultants, dialogues with our largest stockholders, and evaluates four in-depth management reviews of ongoing corporate performance.
●	The HRCC also has sole authority to retain, terminate, and obtain advice and assistance from a compensation consultant, external legal, accounting, and other advisors and consultants. The HRCC conducts an annual review of the HRCC’s independent consultant and has discretion to replace the independent consultant. The HRCC approves in advance all the work to be done by the independent consultant.

MANAGEMENT

●	ConocoPhillips’ Human Resources department supports the HRCC in the execution of its responsibilities and manages the development of the materials for each committee meeting, including market data, individual and company performance metrics, and compensation recommendations.
●	The CEO considers performance and makes individual recommendations on base salary, annual incentive, and long-term equity compensation with respect to Senior Officers, including all NEOs other than himself. These recommendations are reviewed, discussed, modified, and approved, as appropriate, by the HRCC. No member of the management team, including the CEO, has a role in determining his or her own compensation.

COMPENSATION CONSULTANTS

The HRCC retained FW Cook to serve as its independent executive compensation consultant in 2022. Management also retained Mercer to provide other consulting services. The consultants compile compensation data, conduct analyses, supplement internal resources for marketing analysis, and assist in the evaluation of the compensation of the CEO and the Senior Officers.

The HRCC considered whether any conflict of interest exists with either FW Cook or Mercer in light of SEC rules. The HRCC assessed the following factors relating to each consultant in its evaluation:

●	other services provided to us by the consultant;
●	fees paid by us as a percentage of the consulting firm’s total revenue;
●	policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;
●	any business or personal relationships between the individual consultants involved in the engagement and a member of the HRCC;
●	any ConocoPhillips stock owned by the individual consultants involved in the engagement; and
●	any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Both FW Cook and Mercer provided the HRCC with appropriate assurances addressing such factors. Based on this information, the HRCC concluded the work of the consultants did not raise any conflict of interest. The HRCC also took into consideration all factors relevant to FW Cook’s independence from management, including those specified in Section 303A.05(c) of the NYSE Listed Company Manual, and determined that FW Cook is independent and performs no other services for ConocoPhillips.

ConocoPhillips is prohibited from employing any FW Cook consultant who worked on our account for a period of one year after that individual leaves the employment of the independent consultant.

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Compensation Discussion and Analysis

HRCC ANNUAL COMPENSATION CYCLE

FEBRUARY
● Approval of prior year’s incentive payouts
● Set target compensation and performance targets for the current year (see “Setting Increasingly Challenging Targets” on page 78)*

MARCH – APRIL
● Publication of our Annual Proxy Statement detailing performance and compensation information for the prior year
● Stockholder outreach; feedback shared with the HRCC/Board

MAY
● Annual Meeting with annual stockholder say on pay vote

JULY
● First performance review; feedback is given on current year’s performance
● Independent third party benchmarks CEO pay and reviews market trends to advise HRCC as it considers compensation program design changes for upcoming year

OCTOBER
● Stockholder outreach
● Review of market best practices and initial program design concept for upcoming year
● Compensation program risk analysis

DECEMBER
● Feedback received during stockholder outreach shared with HRCC/Board
● Approval of program design for upcoming year
● Second performance review; feedback is given on current year’s performance

JANUARY – FEBRUARY
● Third and fourth performance reviews; feedback is given on prior year’s performance
● Independent third-party review of peer target compensation and payouts for prior year performance period

*	In December 2021, ConocoPhillips completed the acquisition of assets in the Permian from Shell. As a result, the compensation and performance targets for 2022 were not finalized until May to allow establishment of VCIP targets that reflected ConocoPhillips post-acquisition.

RISK ASSESSMENT

ConocoPhillips has considered the risks associated with each of its executive broad-based compensation programs and policies. As part of the analysis, we considered the performance measures we use, as well as the different types of compensation, varied performance measurement periods, and extended vesting schedules utilized under each incentive compensation program. As a result of this review, management concluded the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on ConocoPhillips. As part of the Board’s oversight of ConocoPhillips’ risk management programs, the HRCC conducts a similar review with the assistance of its independent compensation consultant. The HRCC agrees with management’s conclusion that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on ConocoPhillips.

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Compensation Discussion and Analysis

Setting Target Compensation — Compensation Reference Group

COMPENSATION REFERENCE GROUP AND METHODOLOGY

The HRCC regularly assesses the market competitiveness of our executive compensation programs based on data from a compensation reference group. The compensation reference group is currently made up of 11 energy industry companies and 11 similarly sized general industry companies that are comparable to ConocoPhillips in terms of size, scope, and compensable factors. The HRCC adopted a broader reference group that includes non-energy industry companies for compensation benchmarking given that ConocoPhillips is uniquely positioned as the largest independent E&P company based on production and reserves. This reference group was selected because the companies, as a whole, represent organizations of similar size, scale, complexity, and global reach as ConocoPhillips. Furthermore, this reference group provides more statistically robust compensation data from companies with similar compensable factors addresses the challenging E&P market dynamics that exist when using only a group of industry peers and is responsive to stockholder feedback. Accordingly, in analyzing the appropriate composition of the reference group that would help inform 2022 target compensation decisions, the HRCC considered the following criteria:

(1)	companies with which we compete for business opportunities and executive talent;
(2)	companies with significant operations and capital investments, medium- and long-term project investment cycles, and complex global operations;
(3)	size, including revenues, assets, and market capitalization; and
(4)	industry focus, particularly companies in the energy industry.

The data is used to assess the competitive market value for executive jobs, assess pay practices, validate targets for pay programs, test the compensation strategy, observe trends, and provide a general competitive foundation for decision-making.

COMPENSATION REFERENCE GROUP

●	3M Company	●	Exxon Mobil Corporation*	●	Occidental Petroleum Corporation*
●	APA Corporation*	●	General Dynamics Corporation	●	Pfizer Inc.
●	Bristol-Myers Squibb Company	●	Halliburton Company*	●	Phillips 66*
●	Caterpillar Inc.	●	Honeywell International Inc.	●	Raytheon Technologies Corporation
●	Chevron Corporation*	●	Lockheed Martin Corporation	●	Schlumberger N.V.*
●	Cummins Inc.	●	Marathon Petroleum Corporation*	●	Valero Energy Corporation*
●	Devon Energy Corporation*	●	Merck & Co., Inc.
●	EOG Resources, Inc.*	●	Northrop Grumman Corporation

*	Energy industry companies

Mercer gathers and performs an analysis of market data for each NEO, comparing each of their individual components of compensation, as well as total compensation, to that of the compensation reference group. This competitive analysis consists of comparing the market data of each of the pay elements and total compensation at the 25th, 50th, and 75th percentiles of the compensation reference group to compensation for each of our NEOs. Target total compensation for each NEO is structured to target market competitive pay levels at approximately the 50th percentile in base salary and short- and long-term incentive opportunities, taking into account roles, responsibilities and duties, experience, individual performance, and time in position.

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Compensation Discussion and Analysis

The HRCC’s independent consultant, FW Cook, reviews and independently advises on the conclusions reached as a result of this benchmarking. In reviewing 2022 target compensation for the CEO, the HRCC considered the median target compensation of the compensation reference group, which was approximately $17 million with a median tenure of five years. Based on this review and considering Mr. Lance’s tenure, overall performance, the performance of ConocoPhillips, and the relative positioning of target compensation for Mr. Lance as compared to the market median of the compensation reference group, the HRCC increased Mr. Lance’s 2022 LTIP target awards by $1.0 million in February 2022. The increase to his LTIP target awards had no pension impact. In addition to increasing Mr. Lance’s LTIP target, base salary for the CEO was restored to $1.7 million effective March 1, 2022, subsequent to the reduction made effective in May 2020 as part of ConocoPhillips’ response to the COVID-19 pandemic.

Internal Pay Equity

We believe our compensation structure provides a framework for an equitable compensation ratio among our executives, with higher targets for jobs involving greater duties and responsibilities. Our compensation program is designed so that the individual target level rises as salary grade level increases, with the portion of performance-based compensation rising as a percentage of total targeted compensation. One result of this structure is that an executive’s actual total compensation as a multiple of the total compensation of his or her subordinates will increase in periods of above-target performance and decrease in times of below-target performance. The HRCC reviews the compensation of Senior Officers periodically to ensure the equitable compensation of officers with similar levels of responsibilities.

Developing Performance Measures

We believe our performance measures appropriately reflect the performance of ConocoPhillips consistent with our strategy as an independent E&P company. Specifically, the HRCC has approved a balance of metrics, some that measure performance relative to our peer group and some that measure progress in executing our strategic and ESG milestones and objectives. We have selected multiple metrics, as described herein, because we believe no single metric is sufficient to capture the performance we are seeking to drive. Moreover, reliance on any metric in isolation is unlikely to promote the well-rounded executive performance necessary to enable us to achieve long-term success. It is for this reason that metrics are assessed in tandem, rather than each with a separate weighting and threshold. The HRCC reassesses performance metrics periodically to confirm that they remain appropriate.

Setting Increasingly Challenging Targets

Targets for each metric are set in accordance with our rigorous internal budget. The HRCC believes that increasingly challenging performance metrics best assess ConocoPhillips’ performance relative to its strategy as an independent E&P company. Increasingly challenging targets can mean year-over-year performance target increases for safety, efficiency, emissions reduction, unit cost targets, and margins. However, it can also mean the same or lower performance targets, recognizing the changing commodity price environment. For example, delivering flat production targets following significant capital and operating cost reductions or establishing production targets below those set in prior years after significant asset dispositions would be considered “increasingly challenging.” Likewise, setting higher cost or capital targets above those set in prior years after significant acquisitions or periods of rising inflation would be considered “increasingly challenging.”

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Compensation Discussion and Analysis

Corporate Performance Criteria

Individual NEO payouts are determined based on the payout for corporate performance. We use the compensation metrics described below, as approved by our HRCC, to determine the corporate performance payout. The compensation metrics support our Triple Mandate and are consistent with our strategic cash flow allocation priorities and, therefore, aligned with our goal to deliver superior returns to stockholders through price cycles. See “Executive Compensation — Strategic Alignment” beginning on page 70. The HRCC determines the ultimate payout of our programs based on how well ConocoPhillips performs against targets set for each of these metrics. The compensation metrics and how they align with our strategic priorities and desired outcomes are described in more detail below.

HEALTH, SAFETY, AND ENVIRONMENTAL (VCIP ONLY)

Everything we do depends on safely executing our business plans and operating to high standards of HSE stewardship. We view this as our fundamental license to operate. We have a comprehensive HSE program across our entire company, which includes criteria for process and personal safety. We include relative Total Recordable Rate and Process Safety Events in our compensation metrics to reinforce our commitment to be an industry leader in HSE, drive continuous HSE improvement, and provide accountability for HSE at all levels of the organization, including among our senior leaders.

Total Recordable Rate is a measure of the rate of recordable injury cases in a year. Process Safety Events refers to the control of process hazards in a facility with the potential to impact people, property, or the environment. This includes the prevention, control, and mitigation of unintentional releases of hazardous material or energy from primary containment. We invest significant resources and provide focused attention to continually improve our safety culture and performance across the entire company.

OPERATIONAL (VCIP ONLY)

As an E&P company, strong operational performance is essential for delivering on our commitments to stockholders. Our Operational compensation metrics include absolute targets for Production, Capital, Operating and Overhead Costs, and Operational Milestones.

Our primary source of revenue and cash flow is the sale of our produced oil and gas. Therefore, we set an annual Production target, and we measure results against the approved target. Importantly, we tie our annual Production target to annual targets for Capital, Operating and Overhead Costs, and Operational Milestones. This is designed to ensure that we do not inadvertently incentivize actions, such as growing at all costs, that are misaligned with our strategic priorities. Effective capital and operating cost management also helps us achieve a low cost of supply portfolio in support of our returns-focused strategy. The Operational Milestones and targets are also designed to create alignment within our workforce around delivering business plans while maintaining discipline.

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Compensation Discussion and Analysis

FINANCIAL (VCIP AND PSP)

The Financial metrics in our compensation programs strongly align with our returns-focused strategy, are core to delivering our value proposition of superior returns through cycles, and strongly correlate to total shareholder returns (“TSR”) and value creation for stockholders. Adjusted ROCE is an important metric for ensuring ConocoPhillips is efficiently allocating capital and is a strong indicator of long-term share price performance. We include Adjusted ROCE in both our VCIP and PSP to ensure that we maintain financial discipline and balance short- and long-term performance.

For VCIP, our Financial compensation measure includes Adjusted ROCE both on an absolute basis and relative to peers over a one-year period. Effective in 2023, Adjusted ROCE on an absolute basis will be eliminated leaving Adjusted ROCE relative to peers as the sole Financial metric and the payout will be determined formulaically following the matrix on page 82. For PSP, our Financial compensation measure includes Adjusted ROCE relative to peers over a three-year period. An evaluation of our absolute performance demonstrates how we performed against targets set in accordance with our rigorous internal budget, and an evaluation of performance relative to peers ensures rigor in the target and the results are commensurate with our performance against our performance peer group. These relative metrics are measured from third quarter to third quarter for the relevant periods because full-year peer data is not publicly available at the time of the HRCC annual performance assessment. Therefore, Adjusted ROCE as used for our Financial compensation metrics will differ from ROCE as calculated for other periodic reporting.

For VCIP and PSP the impact of non-operational results and special items that are unusual or nonrecurring are removed as well as the impact of cash, consistent with ConocoPhillips’ strategy to maintain cash on the balance sheet to ensure adequate liquidity through down cycles. Adjusted ROCE can be calculated as follows:

earnings plus or minus special items plus after-tax interest expense plus minority interest	÷	cash adjusted average capital employed (total equity plus total debt less cash and cash equivalents, restricted cash, and short-term investments)

STRATEGIC AND ESG MILESTONES (VCIP ONLY)

Delivering on our value proposition requires that we take actions and steward the business in ways that are not exclusively operational or financial in nature. Our Strategic and ESG Milestones represent annual actions to progress our long-term objectives that position the company to grow and develop over the coming years and decades and that are aligned to our strategy. These metrics provide a direct link from our stated strategy to metrics in the compensation programs.

RELATIVE TOTAL SHAREHOLDER RETURN (VCIP AND PSP)

We believe our Operational and Financial measures and Strategic and ESG Milestones have a strong, positive correlation to TSR in our sector. Thus, as we pursue these measures, we expect to achieve superior returns to stockholders. TSR is the best overall indicator of our long-term success. By integrating compensation metrics with strategic priorities, we believe we are strongly aligned with stockholder interests across time periods and through cycles.

We believe it is important to include TSR in our PSP because it is the most tangible, visible measure of the value we have created for stockholders during the relevant period. Effective in 2023, TSR will be eliminated as a measure in the VCIP which better aligns our program with the market practice of having TSR in the long-term incentive program only and measuring TSR performance over multiple years which helps to focus management on longer-term results. The elimination of TSR from the VCIP also removes a duplicative measure between the short- and long-term incentive programs. In connection with this change the weighting of our Financial and Operational measures will be increased in the VCIP to further strengthen the link between the performance of the company and payouts. The Financial measure in the VCIP will be a relative measure only (eliminating the absolute measure), and the payout for the Financial measure will be determined formulaically following the payout matrix on page 82.

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Compensation Discussion and Analysis

TSR represents the percentage change in stock price from the beginning to the end of a stated period, plus the percentage impact from common stock dividends paid during the stated period assuming dividends are reinvested into the stock. The stated period is one year for VCIP and three years for PSP. Consistent with market practice, we calculate TSR for compensation purposes based on a 20-trading day simple average prior to the beginning of a period and a 20-trading day simple average prior to the end of the stated period.

We measure TSR relative to our performance peer group to mitigate the influence of sector-wide factors, such as commodity price volatility, on our stock price.

MEASURING PERFORMANCE — PERFORMANCE PEER GROUP

Our performance peer group is used to evaluate relative business results in both our annual incentive and performance share programs. This includes both relative TSR and relative Adjusted ROCE. The HRCC believes our performance is best measured against both large independent E&P companies with diverse portfolios and some of the largest publicly held integrated oil and gas companies that we compete against in our business operations. In addition, the S&P 500 Total Return Index is included in our performance peer group (for relative TSR metrics only) because the HRCC believes that we should be measured against the companies that we compete with for capital in the broader market. We believe that our performance peer group is representative of the companies that investors use for relative performance comparisons. Additionally, the inclusion of the index as a performance peer further aligns executive pay with long-term stockholder interests as we will be required to outperform both industry peers and a market-based index to receive a maximum payout.

The following tables show the performance peer groups that were established for evaluating both relative TSR and relative Adjusted ROCE for the periods indicated.

PERFORMANCE PEER GROUP FOR 2022 VCIP

VCIP performance period running from January 2022 through December 2022

●	S&P 500 Total Return Index(1)	●	Devon Energy Corporation	●	Hess Corporation
●	APA Corporation	●	EOG Resources, Inc.	●	Marathon Oil Corporation
●	Chevron Corporation	●	Exxon Mobil Corporation	●	Occidental Petroleum Corporation

(1)	For relative TSR metrics only.

PERFORMANCE PEER GROUP FOR PSP 20

PSP performance period running from January 2020 through December 2022

●	S&P 500 Total Return Index(1)	●	EOG Resources, Inc.	●	Marathon Oil Corporation
●	APA Corporation	●	Exxon Mobil Corporation	●	Noble Energy, Inc.(2)
●	Chevron Corporation	●	Hess Corporation	●	Occidental Petroleum Corporation
●	Devon Energy Corporation

(1)	For relative TSR metrics only.
(2)	In October 2020, Chevron Corporation acquired Noble Energy, Inc. Each of Chevron Corporation and Noble Energy, Inc. were in our performance peer group during the performance period; after the acquisition, we retained only the combined company for the full performance period.

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Compensation Discussion and Analysis

2022 Executive Compensation Analysis and Results

The following is a discussion and analysis of the decisions the HRCC made regarding our NEOs in 2022.

Base Salary

The HRCC reviews base salary annually for each of the NEOs. The salary adjustment program is determined by annual benchmarking. Individual salary increases are the result of individual performance, relative position to market, and changes to salary grade. Base salary for the CEO was restored to $1.7 million effective March 1, 2022, subsequent to the reduction made effective in May 2020 as part of ConocoPhillips’ response to the COVID-19 pandemic. Base salaries for Messrs. Bullock, Olds and Macklon and Ms. Rose were increased 5.5 to 7.5 percent effective March 1, 2022, based on their performance and competitive positioning relative to their peers in the compensation reference group. Effective May 1, 2022, the HRCC approved a promotion, including an 8 percent base salary increase, for Mr. Olds reflecting the broad scope of his responsibilities, performance, and competitive positioning relative to peers in the compensation reference group.

The table below shows the annualized base salary for each NEO as of the date shown:

Name	12/31/2021	12/31/2022
R.M. Lance	$1,615,000	$1,700,000
W.L. Bullock, Jr.	897,456	964,776
T.A. Leach	1,100,000	700,008	(1)
K.B. Rose	875,856	924,000
N.G. Olds	684,672	787,536
D.E. Macklon	798,624	858,528

(1)	Effective May 1, 2022, Mr. Leach became Advisor to the Chief Executive Officer and his compensation was adjusted consistent with this change.

Performance-Based Programs

Actual awards earned under our performance-based programs can range from zero to 200 percent of the initial award for our NEOs. In determining performance-based compensation awards for our NEOs for performance periods concluding at the end of 2022, the HRCC began by assessing overall company performance. To that end, the HRCC considered the performance reviews throughout and after the performance period ended to assess the degree of difficulty in achieving absolute performance targets and the extent to which such targets were achieved. The HRCC then used the percentile-based matrix below to formulaically evaluate the results of the relative TSR metric and the relative Financial metric (Adjusted ROCE) in the VCIP and PSP:

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Compensation Discussion and Analysis

Annual Incentive — Variable Cash Incentive Program (VCIP)

All of our employees are eligible for the VCIP. The VCIP payout for our NEOs, is calculated using the following formula with the maximum VCIP payout capped at 200 percent of target. The HRCC has the sole authority to determine the corporate performance payout based on its assessment of our performance against our metrics. Beginning with the 2022 VCIP, the HRCC eliminated individual performance adjustments for the NEOs, and payouts are solely determined by the corporate performance payout approved by the HRCC.

VCIP CORPORATE PERFORMANCE

We incorporate a balance of metrics into our annual incentive program that align with delivering our value proposition and maintaining competitiveness versus our performance peer group. Our program includes both line-of-sight and strategic metrics, as well as both absolute and relative metrics. We do not believe that a single metric is sufficient for driving the behaviors or performance we seek. Therefore, we carefully consider and select a combination of metrics that best ensures accountability across the organization for both short- and longer-term business success. The HRCC routinely reviews and reassesses the VCIP performance metrics to confirm that they remain appropriate for driving desired performance outcomes.

In December 2021, the HRCC approved the five corporate performance measures by which it would judge corporate performance for the 2022 VCIP payout. The corporate measures were: HSE; Operational; Financial; Strategic and ESG Milestones; and TSR. Each of the performance measures was assigned an equal weight.

The HRCC determines the ultimate payout of our programs based on the extent to which ConocoPhillips achieves the targets established under the five corporate performance measures set forth above. These measures support our Triple Mandate and directly correspond to our strategic cash flow allocation priorities, which support our goal to deliver superior returns to stockholders through price cycles. See “Executive Compensation — Strategic Alignment” on page 70 and “Process for Determining Executive Compensation — Corporate Performance Criteria” beginning on page 79.

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Compensation Discussion and Analysis

SETTING TARGETS FOR 2022

The HRCC reviews and approves targets for the performance metrics annually. The process begins with our rigorous internal budget, which is set each year across the organization and then approved by our Board. For setting VCIP targets, the outputs from the internal budget are reviewed for alignment with the value proposition, as well as degree of difficulty. The HRCC believes that targets should reflect a reasonable chance of achievability, but also be challenging. Significant effort is invested to ensure that the metrics and targets reflect both a desire for continuous improvement and a realistic assessment of changes in the market environment and our portfolio.

For relative Financial and TSR metrics, the HRCC has established a matrix to inform payout decisions, see page 82. In the case of HSE, Operational, Financial (absolute), and Strategic and ESG Milestones metrics, the HRCC relies on a rigorous and transparent review process with management and exercises its judgment based on its knowledge of the business to assess degree of difficulty and determine the appropriate payout (see “HRCC Review Process” beginning on page 85). The HRCC does not believe either a matrix or a threshold-maximum approach is appropriate given the significant volatility of the business in any given year and the influence of non-operated activities over which ConocoPhillips has limited control. Having a threshold-maximum approach could incentivize behaviors that are counter to the best interest of ConocoPhillips and its stockholders. Based on our 2022 outreach, we believe the majority of stockholders were satisfied with the level of disclosure around our process, and we have continued to enhance transparency around our targets and results and have sought to continuously improve our disclosures around payout decisions. In addition to continuing our previous level of robust disclosure, we have further enhanced our disclosures by providing the absolute target for our Financial metric (Adjusted ROCE).

Absolute VCIP targets for 2022 were aligned with the production, capital, and operating and overhead external guidance ConocoPhillips provided externally. See “HRCC Annual Compensation Cycle” on page 76.

The HSE, Operational, Financial (absolute), and Strategic and ESG Milestones targets set by the HRCC are as follows:

HSE

We target top-quartile performance relative to our peers for Total Recordable Rate and absolute continuous improvement for TRR and for Process Safety Events. We target being an industry leader in HSE in an effort to drive continuous HSE improvement and provide accountability for HSE at all levels of the organization, including among our senior leaders.

OPERATIONAL METRICS

Production

The target was set at 1,760 MBOED, which was aligned with the guidance provided to the marketplace in 2022. The guidance included adjustments for acquisitions and dispositions. On an adjusted basis, the Production target represented essentially flat production as compared to 2021 pro forma production of 1,755 MBOED. The HRCC considered the target to be increasingly challenging when taking into account the integration of the newly acquired Permian assets and when balanced with the Operating and Overhead Costs target and Capital target.

Operating and Overhead Costs

The target was set at $7.3 billion, which was consistent with the operating plan outlined to the marketplace in 2022. The Operating and Overhead target was an increase of approximately 16 percent from the full year 2021 operating and overhead expenditures primarily due to the addition of the newly acquired Permian assets.

Capital

The target was set at $9.2 billion, which was consistent with the operating plan outlined to the marketplace in 2022, including $1.4 billion for the closed acquisition of an additional 10 percent interest in APLNG. The Capital target was an increase of approximately 73 percent from full-year 2021 capital expenditures, due to the addition of the newly acquired Permian assets and the acquisition of the additional 10 percent interest in APLNG.

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Compensation Discussion and Analysis

Operational Milestones

In the Lower 48, milestones included executing the Big 3 unconventional development programs and fully integrating the newly acquired Permian assets, as well as demonstrating notable improvements to acquired assets. In Canada, milestones for Montney included commencing Montney Pad 4 flowback and completing Pad 5 drilling. In Norway, the milestones included achieving government approval of a license extension. In Malaysia, milestones included achieving first oil at Gumusut Phase 3. In China, milestones included achieving Bohai Phase 4B AFE approval. In Alaska, milestones included advancing Willow toward a new record of decision by year end and advancing Nuna 3T to AFE approval. In APLNG, milestones included delivering the full scope of APLNG Train 2 major shutdown on schedule and on budget. The exploration milestones included executing an operated 4-well campaign in Norway and executing an operated 4-well campaign in Malaysia. Additionally, we included the corporate milestone to complete the nxtgenERP global design and initiate the build phase, both critical milestones for the implementation of our ERP system upgrade.

FINANCIAL

An absolute target of 31.8% for Adjusted ROCE was set in accordance with the operating plan outlined to the marketplace in 2022 and approved by the HRCC. This target is significantly higher than the 2021 target.

STRATEGIC AND ESG MILESTONES

Our Strategic and ESG milestones included:

●	Successfully integrating newly acquired Permian assets to capture and demonstrate value;
●	Progressing our external disposition target by completing $2-3 billion in dispositions in the year;
●	Executing debt refinancing transactions and re-syndicating revolving credit facility;
●	Demonstrating progress toward our Paris-aligned climate risk framework with ~$0.2 billion capital and cost budget for abatement projects and low-carbon investments;
●	Achieving top quartile ESG performance on MSCI, ISS ESG, Bloomberg ESG and DJSI rating frameworks relative to peers; and
●	Successfully progressing 2022 elements of DEI priorities and tactics.

The HRCC believes these targets, which aligned with external guidance provided to the marketplace, were appropriate and challenging and consistent with ConocoPhillips’ disciplined, returns-focused strategy.

HRCC REVIEW PROCESS

After meeting to approve the metrics (as discussed above), the HRCC met three more times with management to review progress and performance against the approved metrics to determine award payouts under the VCIP. The first review occurred during 2022 and was designed to provide the HRCC with information concerning the ongoing performance of ConocoPhillips. The second review with the HRCC in early February 2023 focused on the detailed final results for each performance metric relative to the targets, a degree of difficulty discussion, and an explanation of normalization adjustments when appropriate. The final review in mid-February 2023 focused on a summary of the results for each performance metric and deliberation and determination of the final payout by the HRCC. This process allows the HRCC to consider results, degree of difficulty, and normalization adjustments in one meeting and make informed payout decisions in a separate meeting. Results for Production, Operating and Overhead Costs, and Capital, as applicable, are normalized to account for acquisitions and dispositions (e.g., dispositions of non-strategic assets in the Lower 48), foreign exchange rates, commodity price-related adjustments of actuals to targets and related tax and production-sharing contract impacts, and items beyond the control of management (e.g., production impacts from natural disasters). This allows the HRCC to measure results against targets on a consistent basis and measure management performance so there is no benefit or detriment to executive compensation for these items. The normalization adjustments are reviewed by and discussed with the HRCC. The HRCC retains the discretion to make a positive or negative adjustment to awards based on its determination of appropriate payouts. Beginning with the 2022 VCIP, the HRCC eliminated individual adjustments for the NEOs, and payouts are solely determined by the corporate performance payout approved by the HRCC.

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Compensation Discussion and Analysis

2022 RESULTS

HSE (ABSOLUTE AND RELATIVE)

2022 was a strong year for HSE performance, and TRR rivaled the best performance achieved in the last 10 years as an independent E&P company. We showed improvement across all metrics (TRR and PSE rate) as compared to 2021. Our workforce exhibited strong collaboration integrating acquired assets into our business’ HSE systems and processes, we completed multiple turnarounds without serious incidents, and we remain best in class among our peers on TRR with zero fatalities in 2022. Notwithstanding our exceptional performance in 2022, we experienced process safety events during the year, which serve as a reminder that we still have room for improvement as we continue to aim to raise the bar every year. The HRCC determined an above-target payout (160%) was warranted given ConocoPhillips’ overall exceptional HSE performance.

OPERATIONAL (ABSOLUTE)

Our operating performance resulted in adjusted Production of 1,744 MBOED, just 1% below our target of 1,760 MBOED. While a couple of our business units experienced interruptions, production performance was strong across the majority of our portfolio, but was impacted by winter weather, primarily in the Lower 48. We also came within 1 percent of our Operating and Overhead Costs target of $7.3 billion with adjusted costs of $7.4 billion, reflecting our ongoing focus on driving cost efficiencies across our portfolio in service to higher financial returns, even in a challenging inflationary environment. Our Capital spending of $9.4 billion, adjusted for approved scope changes, came within 2 percent of our 2022 VCIP target of $9.2 billion. We also achieved or exceeded all of our Operational Milestones (see Operational Milestones on page 85) with the exception of the Willow record of decision, which was impacted due to delays in the government review and approval process, and a delay in the startup of the APLNG train 2 shutdown, which was unrelated to the turnaround scope with impact to production mitigated through domestic gas sales. In considering the results of these interdependent operational metrics collectively, the degree of difficulty, and the company’s strong execution of operating plans during a challenged macro environment, the HRCC determined a target payout (100%) was warranted.

FINANCIAL (ABSOLUTE AND RELATIVE)

On an absolute basis our Adjusted ROCE for 2022 came in ~1 percent below the target. Our absolute Adjusted ROCE relative to peers was in the 64th percentile (139% payout per the matrix). Our strong operational performance and success in realizing synergies and savings in connection with the acquisitions from 2021 helped drive these results. In light of our performance, the HRCC determined that a target payout (100%) was appropriate for our absolute performance and followed the matrix on page 82 for the relative metric. The HRCC then averaged the payout amounts to arrive at the final above-target payout (120%) for the Financial metrics.

STRATEGIC AND ESG MILESTONES (ABSOLUTE)

We met or exceeded expectations on all of the milestones. We successfully integrated the acquired Permian assets and achieved all target integration objectives, and development and operational improvement opportunities. We successfully closed ~$2.2 billion in dispositions through the sale of our Indonesia assets, and other non-core assets in the Lower 48. We executed a debt refinancing and re-syndicated our revolving credit facility. We demonstrated progress toward our Paris-aligned climate risk framework by establishing new methane and flaring targets, executing 98 operational emissions reduction projects, and advancing business development opportunities for low-carbon investments, and secured a proposed U.S. hydrogen gas project to be jointly developed with JERA. We achieved top quartile ESG performance on credible rating frameworks, including MSCI, ISS ESG, Bloomberg ESG and DJSI rating frameworks relative to our performance peers. Multiple external ESG recognitions included:

●	Being qualified as a constituent of the Dow Jones Sustainability Indices (DJSI) as one of only three companies in North America from the Oil & Gas Upstream and Integrated sector;
●	Rated ‘A’ by MCSI; and
●	Second highest rated company from the Oil & Gas Industry by Just Capital.

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Compensation Discussion and Analysis

Finally, we progressed the 2022 elements of our DEI priorities and tactics, including hiring a Chief Diversity Officer, establishing a dedicated DEI organization, engaging a third-party company to obtain insights on the diversity of external talent pools, and publishing our 2021 Human Capital Management Report and expanded DEI metrics on our internal dashboards. In addition to the established annual milestones, the HRCC also recognized the significant efforts that allowed ConocoPhillips to enter into strategic agreements to expand our global LNG business in service to the long-term strategy of the company, including participation in the large-scale Port Arthur LNG project with Sempra, award of a stake in QatarEnergy’s North Field South and North Field East projects, entry into a regassification agreement at German LNG Terminal, and the acquisition of an additional 10 percent APLNG interest. The HRCC determined an above-target payout (175%) was warranted given ConocoPhillips’ exceptional performance in achieving the Strategic and ESG milestones.

TSR

For 2022, we ended the year in the 43rd percentile (82% payout per the matrix) in TSR compared to our performance peers, including the S&P 500 Total Return Index. Based on the 20-day average methodology, TSR for 2022 was 66.6 percent, outperforming the S&P 500 Total Return Index, and three of our peers. The HRCC followed the matrix on page 82 in making its determination of the payout for this one-year relative TSR metric.

These results reflect a strong year for ConocoPhillips. Although our relative TSR was not in the top quartile, we far out-performed the S&P 500 Total Return Index, and had HSE performance consistent with our SPIRIT Values. We achieved or exceeded on nearly every metric, and demonstrated our ability to deliver on performance with our global portfolio. The HRCC believes that the resulting 127 percent corporate performance payout reflects ConocoPhillips’ overall strong performance in 2022.

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Compensation Discussion and Analysis

The following table describes the details of what the HRCC considered as the quantitative and qualitative performance measures and summarizes the payout decisions:

Metric Category	Category Weighting	Metric	VCIP Target	VCIP Results and Performance Summary	Payout	Weighted Payout
HSE		Total Recordable Rate (“TRR”) (relative)	Top-quartile performance and industry leader	Exceptional safety performance while integrating acquired assets; recognized as best in class HSE industry leader among peers with zero fatalities, and improved TRR as compared to 2021; opportunities for improvement remain	160%	32%
		Process Safety Events (“PSE”)	Continuous Improvement	Tier 1 and Tier 2 process safety events rate improved 14% as compared to prior year
Operational(1)		Production	1,760	Came within 1% of target with adjusted production 1,744 MBOED; general strong performance in most parts of the portfolio, but impacted by winter weather in L48
		Capital ($B)	$9.2	Delivered capital scope with $9.4B, within 2% of target
		Operating and Overhead Costs ($B)	$7.3	Managed operating and overhead costs to $7.4B, within 1% of target	100%	20%
		Operational Milestones	See Operational Milestones discussed on page 85	Achieved or exceeded all operational milestones, except the Willow record of decision, which was impacted due to governmental delays, and a delay in the startup of the APLNG train 2 shutdown, which was unrelated to turnaround scope and with impact to production mitigated through domestic gas sales
Financial(2)		Adjusted ROCE (absolute and relative to peers)	Internal target of 31.8% (absolute) and outperform peers (relative)	Achieved Adjusted ROCE only slightly below (~1%) target (100% payout per HRCC); finished 4th in peer group (64th percentile; 139% payout per matrix)	120%	24%
Strategic and ESG Milestones		Integration	Successfully integrate newly acquired Permian assets to capture and demonstrate value	Achieved all target integration objectives, and development and operational improvement opportunities
		Emissions	Demonstrate progress toward Paris-aligned climate risk framework; execute on approved MACC projects and low-carbon investments	Established new methane and flaring targets, executed 98 operational emissions reduction projects and advanced emissions reduction projects, pilots and studies and progressed business development opportunities for low-carbon investments
		ESG Performance	Achieve top-quartile performance on MSCI, ISS, ESG, Bloomberg ESG and DSJI rating frameworks relative to peers	Achieved top quartile performance on credible rating frameworks
		Dispositions	Progress external disposition target by completing $2-3B in 2022	Closed ~$2.2B in dispositions	175%	35%
		Balance Sheet	Execute debt refinancing transaction and re-syndicate revolving credit facility	Successfully executed debt refinancing and re-syndicated revolving credit facility
		Diversity, Equity & Inclusion	Successfully progress 2022 elements of DEI priorities and tactics	Successfully progressed elements of DEI priorities and tactics, including hiring our CDO and establishing a dedicated DEI organization
		Additional Strategic Accomplishments	Entered into strategic agreements to expand our global LNG business, including participation in large-scale Port Arthur LNG project with Sempra, award of stake in QatarEnergy’s North Field South and North Field East projects, agreement to terminal services at prospective LNG terminal in Germany, and acquisition of additional 10% APLNG interest
TSR		Total Shareholder Return (relative to peers)	Outperform peers	Finished 6th in peer group (43rd percentile; 82% payout per matrix) with absolute TSR of 66.6% based on 20-day average methodology; outperformed integrated peer average and S&P 500	82%	16%
					Total Payout	127%

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Compensation Discussion and Analysis

(1)	Operating and overhead costs include production and operating expenses; selling, general, and administrative expenses; and controllable exploration general and administrative expenses, geological and geophysical, and lease rental and other expenses, adjusted to remove the impact of special items that are unusual or nonrecurring. Operating and Overhead Costs results and the absolute metric results for Capital are adjusted to normalize, as applicable, for acquisitions and dispositions, foreign exchange rates, price, and related tax and production-sharing contract impacts, and items beyond the control of management. Actual operating and overhead costs and capital for 2022 were $7.7B and $10.2B, respectively.
(2)	For relative metrics, adjustments for material, nonrecurring special items (e.g., gains on dispositions, impairments) are made to company results to determine Adjusted ROCE, and we also use disclosed material adjustments made by peers when measuring relative results for these metrics. Adjusted earnings (loss) that are part of the Adjusted ROCE calculations is a non-GAAP financial measure. A reconciliation to GAAP and a discussion of the usefulness and purpose of adjusted earnings (loss) can be found on Appendix A.

VCIP Payouts for the NEOs

The calculation of the 2022 VCIP award for each NEO is summarized below. The HRCC eliminated individual performance adjustments for the NEOs effective with the 2022 VCIP and the payout solely reflects the corporate performance payout approved by the HRCC.

Name	2022 Eligible Earnings	Target VCIP		Corporate Payout	Total Payout
R.M. Lance	$1,685,833	160%		127%	3,425,614
W.L. Bullock, Jr.	953,556	100%		127%	1,211,016
T.A. Leach	833,339	94	%(1)	127%	991,312
K.B. Rose	915,976	95%		127%	1,105,125
N.G. Olds	760,668	91	%(2)	127%	879,104
D.E. Macklon	848,544	95%		127%	1,023,768

Individual performance adjustments in the short-term incentive program were eliminated for the NEOs beginning with the 2022 program.

(1)	Effective May 1, 2022, Mr. Leach became Advisor to the Chief Executive Officer and his target VCIP percentage was prorated accordingly (115% to 83%).
(2)	Effective May 1, 2022, Mr. Olds was promoted and his target VCIP percentage was prorated accordingly (83% to 95%).

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Compensation Discussion and Analysis

Long-Term Incentive: Performance Share Program (PSP)

The PSP is designed to motivate senior leadership worldwide to execute their duties in a way that not only achieves ConocoPhillips’ approved strategy but also closely aligns senior leadership with long-term stockholder interests. Approximately 62 of our current employees participate in the PSP. Grants made to NEOs in 2022 for PSP 22 are summarized in note 3 of the Summary Compensation Table on page 97. Performance measures and peers for all ongoing programs can be found on page 74.

PSP 20 PERFORMANCE

In 2020, the HRCC approved performance metrics for the PSP performance period running from January 2020 through December 2022. The PSP uses staggered three-year performance periods, with PSP 20 using two corporate performance measures: (1) relative Total Shareholder Return, which is weighted 60 percent; and (2) relative Financial, which is weighted 40 percent.

The HRCC considered ConocoPhillips’ overall performance based on the PSP 20 performance measures set forth above, which, similar to VCIP, directly correspond to our strategic priorities and support our goal to deliver superior returns to stockholders through price cycles. See “Executive Overview — Executive Compensation–Strategic Alignment” on page 70 and “Process for Determining Executive Compensation — Corporate Performance Criteria” beginning on page 79.

HRCC REVIEW PROCESS

In determining award payouts under PSP 20, the HRCC met several times with management throughout the performance period to review progress and performance against the approved metrics. The review with the HRCC in early February 2023 focused on the detailed final results for each performance metric. The final review in mid-February 2023 focused on a summary of the results for each performance metric and deliberation and determination of the final payout by the HRCC. This process allows the HRCC to consider results in one meeting and make informed payout decisions in a separate meeting.

2020 – 2022 RESULTS

TSR

Three-year TSR of 27% resulted in a relative ranking of 5th in TSR, putting us in the 60th percentile (127% payout per the matrix) in TSR compared to our performance peer group based over the three-year performance period on the 20-day average methodology, outperforming the independent and integrated performance peer average and the overall peer average. The HRCC then followed the matrix on page 82 in making its determination of the payout for this relative TSR metric.

FINANCIAL

We finished 4th in absolute Adjusted ROCE (69th percentile) relative to our performance peers over the three-year performance period (154% payout per the matrix). The HRCC followed the matrix on page 82 in making its determination of the payout for the relative Financial metric.

The HRCC believes ConocoPhillips is executing the right strategy and recognizes the leadership and commitment our executives demonstrated during the performance period. The HRCC believes that a 138% formulaic payout reflects ConocoPhillips’ overall strong performance during the 2020-2022 performance period.

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Compensation Discussion and Analysis

The HRCC believes there is strong alignment between stockholder interests and executive compensation. The following table describes the details the HRCC considered as quantitative performance measures and summarizes the payout decisions for PSP 20:

Metric Category	Category Weighting	Metric	PSP Results and Performance Summary	Payout	Weighted Payout
TSR		Total Shareholder Return (relative to peers)	5th in peer group (60th percentile; 127% payout per matrix) for 2020-2022 based on 20-day average methodology	127%	76%
Financial(1)		Absolute Adjusted ROCE (relative to peers)	4th in peer group (69th percentile; 154% payout per matrix)	154%	62%
				Total Payout	138%
(1)	Adjustments for material, nonrecurring special items (e.g., gains on dispositions, impairments) are made to company results to determine absolute Adjusted ROCE, and we also use disclosed material adjustments made by peers when measuring relative to peer performance. Adjusted earnings (loss) in the absolute Adjusted ROCE calculations is a non-GAAP financial measure. A reconciliation to GAAP and a discussion of the usefulness and purpose of adjusted earnings (loss) can be found on Appendix A.

Long-Term Incentive: Executive Restricted Stock Unit Program

All 2022 awards under the Executive Restricted Stock Unit Program were made at target. Approximately 62 of our current employees participate in this program. The 2022 grants to NEOs can be found in note 3 of the Summary Compensation Table on page 97.

Other Executive Compensation and Benefits

Other Compensation and Personal Benefits

In addition to our four primary compensation components, we provide our NEOs a limited number of benefits as described below. Some benefits, such as executive life insurance coverage and nonqualified benefit plans, are provided for competitive reasons. Other benefits are designed primarily to promote a healthy work/life balance, to provide opportunities for developing business relationships, and to personalize our social responsibility programs.

Comprehensive Security Program — Because our executives face personal safety risks in their roles as representatives of a global E&P company, our Board has adopted a comprehensive security program for our executives.

Personal Entertainment — ConocoPhillips executives participate in community, university, and philanthropic organizations at the request of the company. We also purchase tickets to various cultural, charitable, civic, entertainment, and sporting events for business development and relationship-building purposes, as well as to maintain our involvement in communities where we operate. Occasionally, our employees, including our executives, make personal use of tickets that would not otherwise be used for business purposes. We believe these tickets offer an opportunity to expand our networks at a very low or no incremental cost to ConocoPhillips.

Tax Gross-Ups — Certain of the personal benefits received by our executives are deemed by the Internal Revenue Service to be taxable income to the individual. When we determine that such income is incurred for purposes more properly characterized as company business than personal benefit, we provide further payments to the executive to reimburse the cost of including the item in the executive’s taxable income. Most often, these tax gross-up payments are provided for travel by a family member or other personal guest to attend a meeting or function at our request in furtherance of company business, such as Board meetings, company-sponsored events, and industry and association meetings where spouses or other guests are expected to attend.

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Compensation Discussion and Analysis

Tax and Financial Planning Services — We provide our NEOs with certain tax, estate, and financial planning services up to $15,000 (in 2022) while serving as an executive and for up to six months following retirement from the company. We do not provide a tax gross-up for these benefits.

Executive Life Insurance — We provide life insurance policies and death benefits for all of our U.S.-based salaried employees (at no cost to the employee) with a face value approximately equal to the employee’s annual salary. For each of our executives under the ConocoPhillips benefits program, we maintain an additional life insurance policy (at no cost to the executive) with a value approximately equal to the executive’s annual salary. In addition to these two plans, we also provide our executives the option of purchasing group variable universal life insurance or term life insurance in an amount up to eight times their respective annual salaries. We believe that making additional insurance available for purchase at their own expense is valued by our executives and can be provided at no cost to ConocoPhillips.

Defined Contribution Plans — In addition to the ConocoPhillips Savings Plan, which is our qualified defined contribution plan for U.S.-based employees, we maintain the nonqualified defined contribution plans listed below for our executives. These plans allow deferred amounts to grow tax-free until distributed, while enabling ConocoPhillips to use the money for the duration of the deferral period for general corporate purposes. These types of plans are common among our competitors, and we believe the lack of such plans would put ConocoPhillips at a disadvantage in attracting and retaining talented executives.

●	Voluntary Deferred Compensation Plans — The purpose of our voluntary nonqualified deferred compensation plans is to allow executives to defer a portion of their salary and incentive compensation so that such amounts are not immediately taxable.

●	Make-Up Plans — The purpose of our nonqualified defined contribution make-up plans is to provide benefits that an executive would otherwise lose due to limitations imposed by the Internal Revenue Code on high-income participants in qualified plans.

Further information on these plans is provided under Nonqualified Deferred Compensation beginning on page 107.

Defined Benefit Plans — In addition to the ConocoPhillips Retirement Plan, which is our qualified defined benefit plan for U.S.-based employees, we also maintain nonqualified defined benefit plans for our executives. The primary purpose of these plans is to provide benefits that an executive would otherwise lose due to limitations imposed by the Internal Revenue Code on high-income participants in qualified plans. The U.S. nonqualified defined benefit plan available to some of our NEOs is the Key Employee Supplemental Retirement Plan (“KESRP”). This type of plan is common among our competitors and we believe the lack of such a plan would put ConocoPhillips at a disadvantage in attracting and retaining talented executives. Effective January 1, 2019, the ConocoPhillips Retirement Plan was closed to new hires and rehires who will instead receive an enhanced benefit under the ConocoPhillips Savings Plan and a related make-up plan. Further information on the KESRP is provided under Pension Benefits beginning on page 104.

Severance Plans and Changes in Control

We maintain plans to address severance of our executives in certain circumstances as described under Executive Severance and Changes in Control beginning on page 109. Plans of this nature are common within the industry. Our plans are designed to aid ConocoPhillips in attracting and retaining executives. Under each of our severance and change-in-control severance plans, the executive must terminate from service with ConocoPhillips to receive severance pay.

Effective in 2021, we eliminated all grandfathered tax gross-up benefits under our Change in Control Severance Plan. Executives who became participants of the plan after the spinoff in 2012 were not eligible for any gross-up payment. The change removed eligibility for any gross-up payments even for executives who were participants of the plan prior to the spinoff of Phillips 66 in 2012.

Vesting of awards under the PSP, Executive Restricted Stock Unit Program, and Stock Option Program that are assumed by an acquirer will accelerate only upon the occurrence of both a change-in-control event and a qualifying termination of employment of the employee (usually called a “double trigger”).

Broadly Available Plans

Our NEOs are eligible to participate in the same basic benefits package as our other U.S. salaried employees. This includes expatriate benefits; relocation services; medical, dental, vision, life, and accident plans; health savings accounts; and flexible spending arrangements for health care and dependent care expenses.

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Compensation Discussion and Analysis

Executive Compensation Governance

Alignment of Interests — Stock Ownership and Holding Requirements

We place a premium on aligning the interests of our executives with those of our stockholders. All executives are subject to stock ownership guidelines, with an eight times base salary guideline for the CEO (increased from six times effective in 2023) and three to four times base salary guideline for other NEOs. Executives have five years from the date they become subject to the Stock Ownership Guidelines to comply. Holdings counted toward the guidelines include: (1) shares of stock owned individually, jointly, or in trusts controlled by the employee; (2) restricted stock and restricted stock units; (3) shares owned in qualified savings or stock ownership plans, whether vested or not; and (4) stock or units in nonqualified deferred compensation plans, whether vested or not. Holdings not counted toward the guidelines include PSP target units and unexercised stock options. Employees subject to the guidelines who have not reached the required level of stock ownership are expected to hold shares received upon vesting or earn-out of restricted stock, restricted stock units (net of shares for taxes), and shares received upon exercise of stock options (net of shares tendered or withheld for payment of exercise price and shares for taxes), so they meet their requirement in a timely manner. The multiple of equity held by each of our NEOs currently exceeds our established guidelines.

Clawback Policy

The HRCC has approved a clawback policy providing that ConocoPhillips will recoup any incentive compensation (cash or equity) paid or payable to any executive to the extent such recoupment is required or contemplated by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Sarbanes-Oxley Act, or any other applicable law or listing standards. This clawback policy allows the Board to recoup compensation paid in the event of certain business circumstances, including a financial restatement. The policy operates in addition to provisions already contained in our award documents supporting grants under the PSP, the Executive Restricted Stock Unit Program, the Stock Option Program, and other compensation programs using company equity. Those documents permit the HRCC or other granting committee to suspend rights to exercise, refuse to honor the exercise of awards already requested, or cancel awards granted if an executive engages in any activity we determine is detrimental to ConocoPhillips, including acts of misconduct (such as embezzlement, fraud, theft, or disclosure of confidential information) or other acts that harm our business, reputation, or employees, as well as misconduct that results in ConocoPhillips having to prepare an accounting restatement. In November of 2022 the SEC published final rules regarding clawback requirements under the Dodd-Frank Act. The New York Stock Exchange has filed with the SEC proposed listing standards that comply with these rules, and these standards must become effective by November 28, 2023 at the latest. We intend to review our policies and plans after the new standards become effective and, if necessary, amend them to comply with the new listing standards. To date, no NEOs have been subject to any clawbacks.

Anti-Pledging and Anti-Hedging

Pursuant to our insider trading policy, ConocoPhillips directors, officers and all other employees are prohibited from pledging company stock, holding company stock in a margin account, or entering into hedging transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. This policy, together with the Stock Ownership Guidelines discussed above, helps ensure that our NEOs and other Senior Officers remain subject to the risks, as well as the rewards, of stock ownership.

Equity Grant Practices

When the HRCC awards Performance Share Units, Executive Restricted Stock Units, or other equity grants to the NEOs, the fair market value of the units or the exercise price of the options or other equity is determined based on an average of the stock’s high and low prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant). For purposes of granting such awards, we use an average of the closing prices on the 10 trading days preceding the date of grant. Grants of Performance Share Units and Executive Restricted Stock Units are generally made at the HRCC’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of HRCC approval, whichever is later.

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Compensation Discussion and Analysis

Statutory and Regulatory Considerations

In designing, implementing, and determining compensation under our compensation programs, we act in accordance with our compensation philosophy and believe that attracting, retaining, and motivating our employees with compensation programs that support long-term value creation is in the best interests of our stockholders. However, we also take into account the various tax, accounting, and disclosure rules associated with various forms of compensation. We have reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code and designed deferred compensation programs with the intent that they comply with or are exempt from Section 409A of the Internal Revenue Code. We generally seek to preserve tax deductions for executive compensation where possible and commensurate with our practice of aligning pay with performance. Nonetheless, ConocoPhillips has awarded compensation that is not fully tax deductible when the HRCC believes that doing so is in the best interest of our stockholders, and ConocoPhillips reserves the right to do so in the future.

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Human Resources and Compensation Committee Report

Review with Management. The HRCC has reviewed and discussed the “Compensation Discussion and Analysis” presented in this Proxy Statement with members of management.

Discussion with Independent Executive Compensation Consultant. The HRCC has discussed with FW Cook, an independent executive compensation consulting firm, ConocoPhillips’ executive compensation programs, as well as specific compensation decisions made by the HRCC. FW Cook was retained directly by the HRCC, independent of management. The HRCC has received written disclosures from FW Cook confirming no other work has been performed for ConocoPhillips by FW Cook, has discussed with FW Cook its independence from ConocoPhillips, and believes FW Cook to have been independent of management.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the HRCC recommended to the Board that the “Compensation Discussion and Analysis” be included in ConocoPhillips’ Proxy Statement on Schedule 14A (and, by reference, included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2022).

THE CONOCOPHILLIPS HUMAN RESOURCES AND COMPENSATION COMMITTEE

Jeffrey A. Joerres, Chair

Dennis V. Arriola

Gay Huey Evans CBE

Sharmila Mulligan

Arjun N. Murti

Robert A. Niblock

Human Resources and Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2022, none of our executive officers served as (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our HRCC; (2) a director of another entity, one of whose executive officers served on our HRCC; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as one of our directors. In addition, no member of the HRCC (1) was an officer or employee of ConocoPhillips or any of our subsidiaries during the year ended December 31, 2022; (2) was formerly an officer or employee of ConocoPhillips or any of our subsidiaries; or (3) had any other relationship requiring disclosure under applicable rules.

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Executive Compensation Tables

The following tables and accompanying narrative disclosures provide information concerning total compensation paid to the Chief Executive Officer and the other Named Executive Officers of ConocoPhillips for 2022. Please also see our discussion of the relationship between the “Compensation Discussion and Analysis” to these tables under “2022 Executive Compensation Analysis and Results” beginning on page 82. The data presented in the tables that follow include amounts paid to the Named Executive Officers by ConocoPhillips or any of its subsidiaries for 2022.

Summary Compensation Table

The Summary Compensation Table below reflects amounts earned with respect to 2022 and, with regard to non-equity incentive plan compensation, for the performance period ending in 2022. The table does not include the cost of benefits that are generally available to our U.S.-based salaried employees, such as our medical, dental, vision, life, and accident plans, disability, and health savings accounts and flexible spending account arrangements for health care and dependent care expenses. All of our Named Executive Officers are U.S.-based salaried employees.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
R.M. Lance Chairman and Chief Executive Officer	2022	$1,685,833	$ –	$14,308,868	$ –	$ 3,425,614	$–	$ 552,024	$19,972,339
	2021	1,615,000	–	14,405,706	–	5,038,800	2,515,751	311,383	23,886,640
	2020	1,643,333	–	12,977,895	–	1,972,000	11,020,463	440,860	28,054,551
W.L. Bullock, Jr. Executive Vice President and Chief Financial Officer	2022	953,556	–	3,903,751	–	1,211,016	870,570	595,849	7,534,742
	2021	897,456	–	4,455,707	–	1,705,166	163,849	938,332	8,160,510
	2020	764,124	–	2,691,321	–	487,129	3,641,376	64,705	7,648,655
T. A. Leach Advisor to the CEO	2022	833,339	–	4,918,676	–	991,312	–	568,686	7,312,013
	2021	1,058,398	–	6,000,008	–	2,150,500	–	149,211	9,358,117
	2020	–	–	–	–	–	–	–	–
K.B. Rose Senior Vice President, Legal and General Counsel	2022	915,976	–	3,223,715	–	1,105,125	144,046	153,171	5,542,033
	2021	821,724	–	3,001,461	–	1,389,535	96,376	99,931	5,409,027
	2020	783,844	–	2,703,973	–	523,216	122,973	74,680	4,208,686
N.G. Olds Executive Vice President, Lower 48	2022	760,668	–	3,148,392	–	879,104	434,433	123,171	5,345,768
	2021	–	–	–	–	–	–	–	–
	2020	–	–	–	–	–	–	–	–
D.E. Macklon Executive Vice President, Strategy, Sustainability and Technology	2022	848,544	–	2,939,466	–	1,023,768	–	122,658	4,934,436
	2021	798,624	–	3,231,408	–	1,350,473	53,897	86,430	5,520,832
	2020	689,094	–	2,243,838	–	419,917	1,245,449	63,805	4,662,103

(1)	Includes any amounts that were voluntarily deferred under the Key Employee Deferred Compensation Plan.
(2)	Our primary short-term incentive compensation arrangement for employees (the Variable Cash Incentive Program or “VCIP”) has performance measures established by the HRCC and communicated to employees, including the Named Executive Officers, at a time when the outcome of the performance is substantially uncertain with regard to the 2022 performance period. The HRCC must determine the level of achievement with regard to such performance measures before there is any payout to Named Executive Officers. Because of this process, amounts paid under the VCIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the Bonus column.

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Executive Compensation Tables

(3)	Amounts shown represent the aggregate grant date fair value of awards made during each of the years indicated under the Performance Share Program (“PSP”), the Executive Restricted Stock Unit Program, and any off-cycle awards as determined in accordance with FASB ASC Topic 718. See the “Employee Benefit Plans” section of Note 16 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2022 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. For the awards granted for PSP 22 and 2022 Executive RSUs, the grant date fair value was $91.575, but as noted in the Equity Grant Practices outlined on page 93 awards are granted using the average of the closing prices on the 10 trading days preceding the date of grant ($90.11). The difference between these values can increase or decrease the reported amounts from year to year even if target compensation does not change. A detailed breakdown of 2022 awards in the Stock Awards column of the Summary Compensation Table is below:

GRANTS MADE IN 2022

	PSP		Executive Restricted Stock Unit Program		Other Stock Awards (#)
Name	Shares (#)	Value	Shares (#)	Value		Value	Total Value
R.M. Lance	101,564	$9,300,723	54,689	$5,008,145	–	$–	$14,308,868
W.L. Bullock, Jr.	29,034	2,658,789	13,595	1,244,962	–	–	3,903,751
T.A. Leach	34,912	3,197,066	18,800	1,721,610	–	–	4,918,676
K.B. Rose	23,976	2,195,602	11,227	1,028,113	–	–	3,223,715
N.G. Olds	25,537	2,383,008	8,358	765,384	–	–	3,148,392
D.E. Macklon	21,862	2,002,013	10,237	937,453	–	–	2,939,466

The amounts shown for awards from the PSP relate to the respective three-year performance periods that began in each of the years presented. Performance periods under the PSP generally are three years. As a new performance period has begun each year since the program commenced, there are three overlapping performance periods ongoing at any time.

The amounts shown for 2020 include the full initial target for PSP 20 for the January 2020 –December 2022 performance period, as well as any incremental targets set during 2020 with regard to any ongoing performance period as a result of promotions (Mr. Bullock and Mr. Macklon were promoted in 2020). The amounts shown for 2021 include the full initial target for PSP 21 for the January 2021 –December 2023 performance period, as well as any incremental targets set during 2021 with regard to any ongoing performance period as a result of promotions (Mr. Bullock and Mr. Macklon were promoted in 2021). The amounts shown for 2022 include the full initial target for PSP 22 for the January 2022 –December 2024 performance period, as well as any incremental targets set during 2022 with regard to any ongoing performance period as a result of promotions (Mr. Olds was promoted in 2022).

Amounts are shown at target for each year because it is most probable at the setting of the target for the applicable performance periods that targets will be achieved. If payout was made at maximum levels for company performance the amounts shown would double from the targets shown, although the value of the actual payout would be dependent upon the stock price and accrued dividend equivalent units at the time of the payout. If payout was made at minimum levels, the amounts would be reduced to zero. No adjustment is made to the target shown for prior years based upon any change in probability after the target is set. Changes to targets resulting from promotion or demotion of a Named Executive Officer are shown as awards in the year of the promotion or demotion, even though the awards may relate to a program period that began in an earlier year.

The grant date fair values of the target awards for PSP 20 (January 2020 -December 2022) granted in 2020 appear in the table in 2020, and any incremental target awards as a result of a promotion appear in the year in which they were granted. Actual payouts with regard to the targets for PSP 20 were approved by the HRCC at its February 2023 meeting. Pursuant to that approval, payouts were made in February 2023 (with values shown at fair market value on the date of settlement) to the Named Executive Officers as follows: Mr. Lance, 223,577 units valued at $23,457,699; Mr. Bullock, 58,547 units valued at $6,142,751; Mr. Leach, zero units valued at $0 (not eligible); Ms. Rose, 48,113 units valued at $5,048,016; Mr. Olds, 31,984 units valued at $3,355,761; and Mr. Macklon, 45,319 units valued at $4,754,869. These amounts do not appear in the Summary Compensation Table. Under the terms and conditions of the awards, participants were able to make elections prior to the beginning of the performance period to defer all or a portion of the award value into the Key Employee Deferred Compensation Plan. See also the section on Nonqualified Deferred Compensation beginning on page 107 for further information.

For PSPs beginning in 2012 and later settlement will be made in cash rather than unrestricted shares. For target awards for program periods beginning in 2013 and later, the escrow period ends shortly after the end of the performance period, except that in the cases of termination due to death, layoff, or retirement, or after disability or a change in control, the escrow period ends upon the occurrence of the exceptional termination event although the timing of settlement remains unchanged. For programs beginning prior to 2013, the employee may have elected, prior to the beginning of the performance period, to defer the lapsing of restrictions until after separation. For PSPs beginning in 2013 and later, the employee may elect, prior to the beginning of the performance period, to have some or all of the settlement value deferred into the Key Employee Deferred Compensation Plan.

(4)	Includes amounts paid under the VCIP and VCIP amounts that were voluntarily deferred to the Key Employee Deferred Compensation Plan. See the section on Nonqualified Deferred Compensation beginning on page 107 for further information. See also note 2 above.
(5)	Amounts represent the actuarial increase in the present value of the Named Executive Officer’s benefits under all pension plans maintained by ConocoPhillips determined using interest rate, discount rate, and mortality rate assumptions consistent with those used in ConocoPhillips’ financial statements. Primarily as a result of such actuarial factors, the present value of the benefit to Mr. Lance decreased from 2021 to 2022 by $10,940,292, and the present value of the benefit to Mr. Macklon decreased from 2021 to 2022 by $2,795,513. In accordance with the SEC rules that do not permit the inclusion of values less than $0 for this column, an amount of zero is shown above.

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Interest Rates and Discount Rates —

Interest rate assumption changes have a significant impact on the pension values, with periods of higher interest rates having the effect of decreasing the actuarial values reported and vice versa. Interest rates saw significant increases in 2022, after reaching historic lows in 2020 which had significantly increased the projected value of Mr. Lance’s pension reported in 2020. The discount rate assumptions and discount periods from the assumed retirement age to current age used in determining the present value may also have an impact on the pension values, with higher discount rates having the effect of decreased actuarial values reported and vice versa, and shorter discount periods having the effect of increased actuarial values reported and vice versa. The assumed discount rate used for 2022 U.S. pension plans increased by approximately three percentage points.

Final Average Pay and Service Credit —

The years of service credited and increases to compensation are also factors in the benefit accrual. Each additional year of service credit and pay increases will generally result in an increase in the actuarial values reported. This only applies to Messrs. Lance, Bullock, and Olds who are the only NEOs who participate in a final average earnings title of ConocoPhillips’ U.S. pension plans. See Pension Benefits beginning on page 104 of this Proxy Statement for further information.

(6)	As discussed in “Compensation Discussion and Analysis” beginning on page 62 of this Proxy Statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The table below reflects amounts earned in 2022 under those arrangements. We have excluded the cost of benefits that are generally available to our U.S.-based salaried employees, such as our medical, dental, vision, life, and accident plans, disability, and health savings and flexible spending account arrangements. All of our Named Executive Officers are U.S.-based salaried employees. All Other Compensation includes the following amounts, which were determined using actual cost paid by ConocoPhillips unless otherwise noted:

Name	Personal Use of Company Aircraft(a)	Business related use of Company Aircraft(b)	Matching Gift Program(c)	Other(d)	Tax and Financial Planning(e)	Expatriate(f)	Executive Group Life Insurance Premiums(g)	Tax Reimbursement Gross-Up(h)	Company Contributions Under the Tax-Qualified Savings Plans(i)	Company Contributions to Non-Qualified Defined Contribution Plans(j)	Total
R.M. Lance	$263,583	$ 9,009	$10,000	$25,956	$9,986	$–	$12,583	$18,607	$36,600	$165,700	$552,024
W.L. Bullock, Jr.	–	–	10,000	15,750	9,986	438,025	7,118	543	36,600	77,827	595,849
T.A. Leach	268,959	5,380	–	7,525	–	–	6,220	1,571	54,900	224,131	568,686
K.B. Rose	–	9,997	10,000	12,113	3,986	–	6,837	321	36,600	73,317	153,171
N. Olds	–	–	–	5,684	8,014	–	5,678	12,515	36,600	54,680	123,171
D.E. Macklon	–	–	10,000	3,592	–	–	6,334	907	36,600	65,225	122,658

(a)	ConocoPhillips’ Comprehensive Security Program requires that the CEO, Mr. Lance, fly on company aircraft unless the Global Security Department determines that other arrangements represent an acceptable risk. All other NEOs are permitted to use the aircraft for pre-approved personal travel, but only Mr. Leach had personal travel in 2022. Amounts represent the approximate aggregate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or personal guest. Approximate aggregate incremental cost has been determined by calculating the variable costs for each aircraft during the year, dividing that amount by the total number of miles flown by that aircraft, and multiplying the result by the miles flown for personal use during the year. However, where there were identifiable costs related to a particular trip — such as airport landing fees or food and lodging for aircraft personnel who remained at the location of the personal trip — those amounts are separately determined and included in the table above. The amounts shown include incremental costs associated with flights to the hangar or other locations without passengers (commonly referred to as “deadhead” flights) arising from the non-business use of the aircraft by a Named Executive Officer. Beginning in 2021, both Mr. Lance and Mr. Leach have entered into aviation lease agreements with the company under which reimbursement, subject to FAA limitations, is provided for certain flights which are personal in nature. Amounts in the table above reflect aggregate incremental cost net of reimbursements. Lease reimbursements are allocated to the flight to which they relate but may be paid in a different year due to lease administration.
(b)	ConocoPhillips executives participate in community, university, and philanthropic organizations at the request of the company. In some cases, company aircraft are used to support these activities as well as other activities not integrally related to the performance of the executive’s duties. When these activities are considered as not integrally and directly related to the performance of the executive’s duties, we include the aggregate incremental cost to ConocoPhillips in this column. The same guidelines for determining approximate aggregate incremental cost as discussed in note (a) are used in determining these amounts.
(c)	ConocoPhillips maintains a Matching Gift Program, under which certain gifts by employees to qualified educational or charitable institutions are matched. For executives, the program matches up to $10,000 with regard to each program year. Administration of the program can cause us to pay more than the limit in a single fiscal year due to a lag in processing claims.
(d)	The amounts in this column represent other perquisites and personal benefits including the cost of presentations made to employees and their spouses at Company meetings or events, reimbursements for the cost of spousal and other guests attendance at such meetings or events, and the aggregate incremental cost of any other personal benefits or perquisites not integrally and directly related to the performance of the executive’s duties arising from such presentations, meetings, or events, primarily food, drink and transportation. Also includes any aggregate incremental cost of enhanced home security, transportation security, and other protection services provided under our Comprehensive Security Program. As part of his duties and in addition to working in the Houston headquarters of the company, Mr. Olds is required to work in the company’s Midland, Texas office which serves as a strategic operational hub for its Permian Basin assets. Approximately 750 employees are based in this office. While working in Midland, Mr. Olds lived in a company-leased apartment and drove a company-leased automobile. The amount shown for Mr. Olds includes the company’s actual cost of leasing the apartment for the days used by Mr. Olds and the company’s actual cost of leasing the automobile for the days used by Mr. Olds.
(e)	The amounts shown reflect the cost of professional advice related to tax, estate and financial planning. The maximum benefit in 2022 was $15,000. No tax gross-up is provided for these costs.

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(f)	Mr. Bullock was previously assigned in Singapore, Mr. Macklon was previously on the U.K. payroll assigned in the U.S., and Mr. Olds was previously assigned in Canada. These amounts reflect net expatriate benefits under our standard policies for such service outside of the United States, and these amounts include payments for increased tax costs related to such expatriate assignments and benefits. Amounts shown in the table above also reflect amended tax equalization and similar payments under our expatriate services policies that were made to and from, or on behalf of, the Named Executive Officer that were paid or received during 2022, but apply to earnings of prior years, but which were unknown or not capable of being estimated with any reasonable degree of accuracy in prior years. These amounts are returned to ConocoPhillips when they are known or received through the tax reporting and filing process. Not included in the table are amounts less than $0 that primarily relate to tax amounts returned to ConocoPhillips in the normal course of the expatriate tax protection process that may relate to a prior period. The amount noted for Mr. Olds would have been negative $6,238 and the amount noted for Mr. Macklon would have been negative $102,970.
(g)	The amounts shown reflect the aggregate incremental cost of premiums paid by ConocoPhillips for executive group life insurance (coverage equal to two times annual salary) versus the cost of basic life insurance provided to non-executive employees (coverage equal to annual salary). In addition, certain employees, including the Named Executive Officers, are eligible to purchase group variable universal life insurance policies at no incremental cost to ConocoPhillips.
(h)	The amounts shown are for payments by ConocoPhillips relating to certain taxes incurred by the employee. These taxes arise primarily when ConocoPhillips requests family members or other guests to accompany the employee to a function, and, as a result, the employee is deemed to make a personal use of company assets (for example, when a spouse accompanies an employee on a company aircraft). ConocoPhillips believes such expenses are appropriately characterized as a business expense, and, if the employee has imputed income in accordance with the applicable tax laws, ConocoPhillips will generally reimburse any increased tax costs.
(i)	Under the terms of its tax-qualified defined contribution plans, ConocoPhillips makes matching contributions and nonelective allocations to the accounts of its eligible employees, including the Named Executive Officers.
(j)	Under the terms of its nonqualified defined contribution plans, ConocoPhillips makes contributions to the accounts of its eligible employees, including the Named Executive Officers. See the narrative, table, and notes to the Nonqualified Deferred Compensation section beginning on page 107 for further information.

Grants of Plan-Based Awards Table

The Grants of Plan-Based Awards Table shows participation by the Named Executive Officers in the incentive compensation arrangements described below.

The columns under the heading Estimated Future Payouts Under Non-Equity Incentive Plan Awards show information regarding VCIP. The amounts shown in the table are those applicable to the 2022 program year, using a minimum of zero and a maximum of 200 percent of VCIP target for each participant; the amounts shown do not represent actual payouts for that program year. Actual payouts for the 2022 program year were made in February 2023 and are shown in the Summary Compensation Table on page 96 under the Non-Equity Incentive Plan Compensation column. Awards are eligible to be voluntarily deferred.

The columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards show information regarding PSP. The amounts shown in the table are those set for 2022 compensation tied to the 2022 through 2024 program period, any promotional grants for previous performance periods, and do not represent actual payouts for that program year. These awards accrue dividend equivalents that, during the performance period, are reinvested in further restricted stock units and paid upon the applicable vesting of the underlying award. Dividend equivalents are not paid at preferential rates and are credited at the same time as dividends are paid on common stock. Awards are eligible to be voluntarily deferred. For the 2022 program year under the PSP, the HRCC set the targets and granted awards at the regularly scheduled February 2022 meeting of the HRCC.

The All Other Stock Awards column reflects awards granted under the Executive Restricted Stock Unit Program. The Executive Restricted Stock Unit Program awards shown were granted on the same day the target was approved, vest at the end of a three-year period, and accrue dividend equivalents that, during the performance period, are reinvested in further restricted stock units and settle in stock upon the applicable vesting of the underlying award. Dividend equivalents are not paid at preferential rates and are credited at the same time as dividends are paid on common stock. For the 2022 program year under the Executive Restricted Stock Unit Program, the HRCC set the targets and granted awards at the regularly scheduled February 2022 meeting of the HRCC.

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		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price Of Options Awards Average Price ($Sh)	Exercise or Base Price Of Options Awards Closing Price ($Sh)	Grant Date Fair Value of Stock and Options Awards(5)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R.M. Lance		$–	$2,697,334	$5,394,668	–	–	–	–	–	$–	$–	$–
	2/8/2022	–	–	–	–	101,564	203,128	–	–	–	–	9,300,723
	2/8/2022	–	–	–	–	–	–	54,689	–	–	–	5,008,145
W.L. Bullock, Jr.		–	953,556	1,907,112	–	–	–	–	–	–	–	–
	2/8/2022	–	–	–	–	29,034	58,068	–	–	–	–	2,658,789
	2/8/2022	–	–	–	–	–	–	13,595	–	–	–	1,244,962
T.A. Leach		–	1,265,000	2,530,000	–	–	–	–	–	–	–	–
	2/8/2022	–	–	–	–	34,912	69,824	–	–	–	–	3,197,066
	2/8/2022	–	–	–	–	–	–	18,800	–	–	–	1,721,610
K.B. Rose		–	870,177	1,740,354	–	–	–	–	–	–	–	–
	2/8/2022	–	–	–	–	23,976	47,952	–	–	–	–	2,195,602
	2/8/2022	–	–	–	–	–	–	11,227	–	–	–	1,028,113
N.G. Olds		–	692,208	1,384,416	–	–	–	–	–	–	–	–
	2/8/2022	–	–	–	–	17,133	34,266	–	–	–	–	1,568,954
	2/8/2022	–	–	–	–	–	–	8,358	–	–	–	765,384
	5/1/2022	–	–	–	–	1,182	2,364	–	–	–	–	114,494
	5/1/2022	–	–	–	–	4,122	8,244	–	–	–	–	399,278
	5/1/2022	–	–	–	–	3,100	6,200	–	–	–	–	300,282
D.E. Macklon		–	806,117	1,612,234	–	–	–	–	–	–	–	–
	2/8/2022	–	–	–	–	21,862	43,724	–	–	–	–	2,002,013
	2/8/2022	–	–	–	–	–	–	10,237	–	–	–	937,453

(1)	The grant date shown is the date on which the HRCC approved the target awards or, in the case of prorated promotional awards under the PSP, the effective date of the promotion. In the case of Mr. Olds, his promotion was effective May 1, 2022.
(2)

Threshold and maximum awards are based on the program provisions under VCIP. Actual awards earned can range from zero to 200 percent of the target awards for corporate performance inclusive of adjustments for individual performance. Amounts reflect estimated cash payouts under VCIP after the close of the performance period.

The estimated amounts are calculated based on the applicable annual target and base salary for each Named Executive Officer in effect for the 2022 performance period, including any salary increases during the year. While the program terms would also automatically adjust for salary decreases, these are not reflected in the table above. If threshold levels of performance are not met, then the payout can be zero. The HRCC also retains the authority to make awards under VCIP at its discretion. Actual payouts under VCIP for 2022 are based on actual base salaries earned in 2022 and are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 96.

(3)	Threshold and maximum awards under the PSP are based on the program provisions. Actual awards earned under the PSP can range from zero to 200 percent of the awards. Messrs. Bullock and Macklon and Ms. Rose received an additional 15 percent initial award and Mr. Olds received an additional 10 percent initial award for PSP 22 (2022-2024) in recognition of their leadership in making 2021 a transformational year for ConocoPhillips, including leading ConocoPhillips through the closure of two significant and highly accretive acquisitions in the heart of the Permian Basin.
(4)	This reflects awards for the Executive Restricted Stock Unit Program. Executive Restricted Stock Unit awards can only be adjusted downward.
(5)	For equity incentive plan awards, these amounts represent the grant date fair value at target level under PSP as determined pursuant to FASB ASC Topic 718 and reflected in the Stock Awards column in the Summary Compensation Table on page 96. Actual value realized upon vesting of the PSP or Executive Restricted Stock Unit awards depends on market prices at the time of settlement for such awards. See the “Employee Benefit Plans” section of Note 16 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2022 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination.

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Outstanding Equity Awards at Fiscal Year-End

The Outstanding Equity Awards at Fiscal Year-End table is used to show equity awards measured in ConocoPhillips stock held by the Named Executive Officers. The following table reflects outstanding stock option awards and unvested and unearned stock awards (both time-based and performance-contingent) as of December 31, 2022, assuming a market value of $118.00 per share (the closing stock price of the company’s common stock on December 30, 2022).

	Option Awards(1)					Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
R.M. Lance	569,400	–	–	65.4630	02/18/2024	–		$–	–	$–
	607,000	–	–	69.2450	02/17/2025	–		–	–	–
	819,900	–	–	33.1250	02/16/2026	–		–	–	–
	506,800	–	–	49.7550	02/14/2027	–		–	–	–
	–	–	–	–	–	596,049	(4)	70,333,806	321,453	37,931,505
W.L. Bullock, Jr.	45,200	–	–	69.2450	02/17/2025	–		–	–	–
	81,000	–	–	33.1250	02/16/2026	–		–	–	–
	71,200	–	–	49.7550	02/14/2027	–		–	–	–
	–	–	–	–	–	124,596	(5)	14,702,304	93,723	11,059,277
T.A. Leach	–	–	–	–	–	89,087	(6)	10,512,284	36,339	4,288,013
K.B. Rose	–	–	–	–	–	86,044	(7)	10,153,173	71,382	8,423,128
N.G. Olds	24,300	–	–	49.7550	02/14/2027	–		–	–	–
	–	–	–	–	–	52,853	(8)	6,236,613	62,395	7,362,574
D.E. Macklon	–	–	–	–	–	78,651	(9)	9,280,849	70,571	8,327,340

(1)	All options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the terms for exercise may be shorter, and, in certain circumstances, the options may be forfeited and cancelled. All awards shown in the table have associated restrictions on transferability.
(2)	The options shown in this column vested and became exercisable in 2020 or prior years (although under certain termination circumstances, the options may still be forfeited). Options became exercisable in one-third increments on the first, second, and third anniversaries of the grant date.
(3)	Stock awards made to the Named Executive Officers in 2022 include: (a) long-term incentive awards paid out under the PSP; or (b) long-term time-vested awards under the Executive Restricted Stock Unit Program. Stock awards shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested and Market Value of Shares or Units of Stock That Have Not Vested continue to have restrictions upon transferability. Stock awards shown reflect the closing price of ConocoPhillips common stock ($118.00), as reported on the NYSE, on December 30, 2022, the last trading day of 2022. The number of shares or units shown is rounded to the nearest whole share, but the related value is based on the actual number of shares (including fractional shares), with aggregate value rounded to the nearest dollar.
Amounts include PSP awards for the performance period that ended in December 2022 (PSP 20), shown at target. At its February 2023, meeting, the HRCC approved final payout levels for the Named Executive Officers with regard to that performance period, as follows: Mr. Lance, 223,577 units; Mr. Bullock, 58,547 units; Mr. Leach, zero units (not eligible); Ms. Rose, 48,113 units; Mr. Olds, 31,984 units; and Mr. Macklon, 45,319 units; see note 3 of the Summary Compensation Table. Under the PSP, stock awards are made in the form of restricted stock units or restricted stock, the former having been used in the most recent awards. The terms and conditions of both are substantially the same, requiring restriction on transferability until separation from employment, although for performance periods beginning after 2008 and before 2013, restrictions will lapse five years from the anniversary of the grant date unless the employee has elected prior to the beginning of the performance period to defer the lapsing of such restrictions until separation from employment. For performance periods beginning after 2012, restrictions will lapse three years after the grant, and awards will be settled in cash. Except in cases where the five-year provision applies, forfeiture is expected to occur if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. Restricted stock awards have voting rights and pay dividends. Restricted stock unit awards have no voting rights. Restricted stock units granted under PSP prior to 2018 pay dividend equivalents, but no dividend equivalents are paid or accrued for awards made under the PSP until after the applicable performance period has ended. Restricted stock units granted under the PSP in 2018 and later accrue dividend equivalents that, during the performance period, are reinvested in further restricted stock units. Dividends or dividend equivalents are not paid at preferential rates, and dividend equivalents are paid at the same time as dividends on common stock. Restricted stock held by the Named Executive Officers prior to November 17, 2001, was converted to restricted stock units prior to the completion of the merger of Conoco Inc. and Phillips Petroleum

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Company, with the original restrictions still in place. Awards for ongoing performance periods under the PSP 21 (January 2021 –December 2023) and PSP 22 (January 2022 –December 2024)) are shown at target levels in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested, and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested. There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods, as the determination of whether to make an actual grant and the amount of any actual grant for Named Executive Officers is within the discretion of the HRCC.
Amounts also include Executive Restricted Stock Unit Program awards granted in February 2020, 2021, and 2022. Under the Executive Restricted Stock Unit Program, stock awards are made in the form of restricted stock units. The terms and conditions of those units require restriction on transferability, which lapse three years from the anniversary of the grant date. Forfeiture is expected to occur at separation from service if the separation is not the result of death, disability, layoff, or retirement after the executive has reached the age of 55 with five years of service, or after a change in control, although the HRCC has the authority to waive forfeiture. Upon lapse of restrictions, settlement is made in stock. Restricted stock unit awards have no voting rights. Dividend equivalents, if any, on restricted stock units held are reinvested in additional restricted stock units. Dividend equivalents are paid at the same time and the same rate as dividends on common stock are paid, not at a preferential rate. Awards under the Executive Restricted Stock Unit Program are shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested.
Amounts also include, in the case of Mr. Leach, an award of restricted stock units made at the beginning of employment with ConocoPhillips as an off-cycle inducement award for which restrictions lapse in two equal annual installments on the first and second anniversary of the grant date. The award accrues dividend equivalents that are reinvested in additional restricted stock units and paid only upon the applicable vesting and settlement of the underlying award. Dividend equivalents are paid at the same time and the same rate as dividends on common stock are paid, not at a preferential rate.
Amounts also include restricted stock and restricted stock unit awards granted with respect to prior periods. The plans and programs under which such grants were made provide that awards made in the form of restricted stock and restricted stock units be held in such form until the recipient retires (with respect to awards made before 2009) or the earlier of eight years or retirement (with respect to awards made from 2009 through 2012), with the possible election to hold until retirement, or three years (with regard to awards made in 2013 or later), with payouts for the last to be made in cash (unless voluntarily deferred to an account in the Key Employee Deferred Compensation Plan). If such awards immediately vested upon completion of the relevant performance period as is more typical for restricted stock programs, the amounts reflected in this column would be zero for awards made in years prior to 2012.
(4)	Includes 6,780 restricted shares for LTIP X — PSP I initial payout, for which restrictions lapse at retirement; 106,204 restricted stock units related to grants for PSP I final payout — PSP VI, for which restrictions lapse following separation from service; 71,789 restricted stock units for PSP VIII and PSP VIII Tail; Mr. Lance elected to defer lapsing of restrictions for PSP VIII and PSP VIII Tail until separation of service; 83,531 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the grant date and that will be settled in shares; 111,862 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the grant date and that will be settled in shares; 54,810 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from the grant date and that will be settled in shares; and 161,074 restricted stock units related to grants for the PSP 20 target award. The actual payouts with regard to the targets for PSP 20 were approved by the HRCC at its February 2023 meeting, and, pursuant to that decision, Mr. Lance received a payout of 223,577 units. Restrictions on the PSP 20 award lapsed on February 20, 2023, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. For certain awards, Mr. Lance has voluntarily elected to defer the lapsing of restrictions until separation from service, and those awards continue to appear in the table. Subsequent elections may also impact the final timing of the payout of these awards.
(5)	Includes 24,356 restricted stock units related to grants for PSP I final payout — PSP VI, for which restrictions lapse following separation from service; 14,502 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from grant date and that will be settled in shares; 29,933 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from grant date and that will be settled in shares; 13,625 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from grant date and that will be settled in shares; and 42,180 restricted stock units related to grants for the PSP 20 target award. The actual payouts with regard to the targets for the PSP 20 award were approved by the HRCC at its February 2023 meeting, and, pursuant to that decision, Mr. Bullock received a payout of 58,547 units. Restrictions on the PSP 20 award lapsed on February 20, 2023, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Subsequent elections may also impact the final timing of the payout of these awards.
(6)	Includes 70,246 restricted stock units as an inducement to join ConocoPhillips, for which restrictions lapse on the second anniversary of the grant date and that will be settled in shares; and 18,841 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from grant date and that will be settled in shares.
(7)	Includes 16,968 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the program grant date and that will be settled in shares; 22,727 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the program grant date and that will be settled in shares; 11,686 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from the program grant date and that will be settled in shares; and 34,663 restricted stock units related to grants for the PSP 20 target award. The actual payouts with regard to the targets for PSP 20 were approved by the HRCC at its February 2023 meeting, and, pursuant to that decision, Ms. Rose received 48,113 units. Restrictions on the PSP 20 award lapsed on February 20, 2023, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Subsequent elections may also impact the final timing of the payout of these awards.
(8)	Includes 5,047 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the program grant date and that will be settled in shares; 16,063 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the program grant date and that will be settled in shares; 8,700 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from the program grant date and that will be settled in shares; 23,043 restricted stock units related to grants for the PSP 20 target award. The actual payouts with regard to the targets for the PSP 20 award were approved

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by the HRCC at its February 2023 meeting, and, pursuant to that decision, Mr. Olds received a payout of 31,984 units. Restrictions on the PSP 20 award lapsed on February 20, 2023, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Subsequent elections may also impact the final timing of the payout of these awards.
(9)	Includes 11,939 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the program grant date and that will be settled in shares; 23,407 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the program grant date and that will be settled in shares; 10,655 restricted stock units related to the grant of Executive Restricted Stock Units in 2022, for which restrictions lapse three years from the program grant date and that will be settled in shares; and 32,650 restricted stock units related to grants for the PSP 20 target award. The actual payouts with regard to the targets for PSP 20 were approved by the HRCC at its February 2023 meeting, and, pursuant to that decision, Mr. Macklon received 45,319 units. Restrictions on the PSP 20 award lapsed on February 20, 2023, and the award settled in cash, although the employee may have elected, prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Subsequent elections may also impact the final timing of the payout of these awards.
(10)	Reflects potential stock awards under ongoing performance periods for the PSP for the performance periods beginning January 2021 (Mr. Lance, 215,738 target units; Mr. Bullock, 63,502 target units; Ms. Rose, 46,426 target units; Mr. Olds, 41,359 target units; and Mr. Macklon, 47,815 target units) and January 2022 (Mr. Lance, 105,716 target units; Mr. Bullock, 30,221 target units; Mr. Leach, 36,339 target units; Ms. Rose, 24,956 target units; Mr. Olds, 21,035 target units; and Mr. Macklon, 22,756 target units). Mr. Leach is not eligible for the award for the performance period beginning January 2021. There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods because determination of whether to make an actual grant to, and the amount of any actual grant for, Named Executive Officers is within the discretion of the HRCC.

Option Exercises and Stock Vested

The Option Exercises and Stock Vested table is used to show equity awards measured in ConocoPhillips stock where there was an option exercised by, or a stock award that vested to, a Named Executive Officer during 2022.

	Option Awards(1)		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise	Number of Shares Acquired on Vesting (#)		Value Realized Upon Vesting
R.M. Lance	584,900	$36,928,714	274,139	(2)	$24,815,061
W.L. Bullock, Jr.	77,100	2,883,681	59,290	(3)	5,356,582
T.A. Leach	–	–	68,213	(4)	5,852,439
K.B. Rose	–	–	52,697	(5)	4,749,999
N.G. Olds	79,900	4,329,892	24,105	(5)	2,168,847
D.E. Macklon	19,200	794,349	46,705	(5)	4,205,505

(1)	The number of shares or units shown is rounded to the nearest whole share, but the related value is based on the actual number of shares (including fractional shares), with aggregate value rounded to the nearest dollar.
(2)	Includes restricted stock units for the Executive Restricted Stock Unit Program award granted in 2019 and for PSP 19, for which restrictions were lapsed following the third anniversary of the grant date. Both awards settled in cash, although the employee may have elected prior to the beginning of the performance period to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Also includes restricted stock and restricted stock units for LTIP VIII and LTIP IX with regard to which the HRCC approved lapsing restrictions. Also includes restricted stock units for the Executive Restricted Stock Unit Program award in 2022 for which restrictions were lapsed in order to satisfy required tax withholding.
(3)	Includes restricted stock units for the Executive Restricted Stock Unit Program award granted in 2019 and for PSP 19, for which restrictions were lapsed following the third anniversary of the grant date. Both awards settled in cash, although the employee may have elected prior to the beginning of the performance period to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan. Includes restricted stock units for the Executive Restricted Stock Unit Program award in 2022 for which restrictions were lapsed in order to satisfy required tax withholding.
(4)	Includes restricted stock units for the Executive Restricted Stock Unit Program award in 2022 for which restrictions were lapsed in order to satisfy required tax withholding. Also includes restricted stock units for an inducement award granted in 2021 for which the first half vested on the anniversary of the grant date.
(5)	Includes restricted stock units for the Executive Restricted Stock Unit Program award granted in 2019 and for PSP 19, for which restrictions were lapsed following the third anniversary of the grant date. Both awards settled in cash, although the employee may have elected prior to the beginning of the performance period, to have some or all of the settlement deferred into the Key Employee Deferred Compensation Plan.

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Pension Benefits

ConocoPhillips maintains several defined benefit plans for eligible employees. With regard to U.S.-based salaried employees, the defined benefit plan that is qualified under the Internal Revenue Code is the ConocoPhillips Retirement Plan (“CPRP”). Effective January 1, 2019, the CPRP was closed to new hires and rehires who will instead receive an enhanced benefit under the ConocoPhillips Savings Plan and a related make-up plan. Because Mr. Leach joined the company after 2018, he does not participate in the CPRP or any other ConocoPhillips defined benefit plan. Mr. Leach began participation in the ConocoPhillips Savings Plan effective January 1, 2022.

The CPRP is a non-contributory plan that is funded through a trust. The CPRP consists of eight titles, each one corresponding to a different pension formula and having numerous other differences in terms and conditions. Employees are eligible for current participation in only one title (although an employee may also have a frozen benefit under one or more other titles), and eligibility is based on heritage company and date of hire. Of the Named Executive Officers, Mr. Lance (having been an employee of Phillips Petroleum Company) is eligible for, and vested in, benefits under Title I of the CPRP, Mr. Bullock and Mr. Olds (having been employees of Conoco Inc.) are eligible for, and vested in, benefits under Title IV of the CPRP, and Mr. Macklon and Ms. Rose are eligible for, and vested in, benefits under Title II of the CPRP. Under Title I and Title IV, employees become vested in benefits after five years of service. Under Title II, employees become vested in their benefits after three years of service. Titles I, II, and IV allow the employee to elect the form of benefit payment from among several annuity types or a single sum payment option, but all of the options are actuarially equivalent.

Title I and Title IV provide a final average earnings type of pension benefit for eligible employees payable at normal or early retirement. Under Title I, normal retirement occurs upon termination on or after age 65; early retirement can occur at age 55 with five years of service (or if laid off during or after the year in which the participant reaches age 50). Under Title IV, normal retirement occurs upon termination on or after age 65; early retirement can occur at age 50 with ten years of service. Under Title I, early retirement benefits are reduced by five percent per year for each year before age 60 that benefits are paid, but for benefits that commence at or after age 60, the benefit is unreduced. Under Title IV, early retirement benefits are reduced by five percent per year for each year from age 50 to age 57 that benefits are paid before age 60 and four percent per year for each year from age 57 that benefits are paid before age 60, but for benefits that commence at or after age 60, the benefit is unreduced. Messrs. Lance, Bullock, and Olds were eligible for early retirement at the end of 2022 under the terms of Title I or Title IV, as applicable.

Retirement benefits under Title I and Title IV are calculated as the product of 1.6 percent times years of credited service multiplied by the final annual eligible average compensation. For Title I, final annual eligible average compensation is calculated using the three highest consecutive years in the last ten years before retirement. For Title IV, final annual eligible average compensation is calculated using the higher of the highest consecutive 36 months of compensation or the highest non-consecutive three years of compensation. In both cases, such benefits are reduced by the product of 1.5 percent of the annual primary Social Security benefit multiplied by years of credited service. The formula below illustrates how the retirement benefits are calculated. For purposes of the formula, “pension compensation” denotes the final annual eligible average compensation described above.

Eligible pension compensation generally includes salary and annual incentive compensation. However, under Title I, if an eligible employee receives layoff benefits from ConocoPhillips, eligible pension compensation includes the annualized salary for the year of layoff, rather than actual salary, and years of credited service are increased by any period for which layoff benefits are calculated.

Benefits under Title II are based on monthly pay and interest credits to a cash balance account created on the first day of the month after a participant’s hire date. Pay credits are equal to a percentage of total salary and annual incentive compensation. Participants whose combined age and years of service total less than 44 receive a six percent pay credit, those whose combined age and years of service total 44 through 65 receive a seven percent pay credit, and those whose combined age and years of service total 66 or more receive a nine percent pay credit. Normal retirement age is 65, but participants may receive their vested benefit upon termination of employment at any age. In 2022, Mr. Macklon was eligible for the nine percent pay credit, while Ms. Rose was eligible for the seven percent pay credit.

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Eligible pension compensation under the CPRP is limited in accordance with the Internal Revenue Code. In 2022, that limit was $305,000. The Internal Revenue Code also limits the annual benefit (expressed as an annuity) available under the CPRP. In 2022, that limit was $245,000 (reduced actuarially for ages below 62).

In addition to participation in the U.S.-based plans as described above, Mr. Macklon is a participant in the ConocoPhillips Pension Plan (the “U.K. Plan”), a defined benefit pension plan that is funded through a trust, with regard to eligible service while he was on the U.K. payroll. The U.K. Plan is a U.K. registered plan with His Majesty’s Revenue and Customs. The U.K. Plan consists of two sections: the ConocoPhillips section and the Heritage Conoco section. The ConocoPhillips section is contributory. The Heritage Conoco section is non-contributory. Mr. Macklon is vested in, and will be eligible for, a benefit as a deferred vested participant in the Heritage Conoco section. The U.K. Plan provides a final average earnings type of pension benefit for eligible employees payable at normal pension age or early retirement upon approval by the Principal Employer of the U.K. Plan. Under the provisions of the U.K. Plan, a member is entitled to receive full benefits upon attainment of normal pension age (60 in the case of a Heritage Conoco member) subsequent to termination. Early retirement may occur after reaching age 55 but results in reduced benefits for each year prior to age 60 that benefits are paid. In general, retirement benefits are calculated as the product of 1.75 percent times years of credited service times final pensionable salary. Final pensionable salary is generally basic annual salary plus pensionable allowances earned in the 12 months before active membership in the U.K. Plan ceased. The U.K. Plan allows participants to choose between taking a full annuity or a tax-free cash lump sum of up to 25 percent of the value of the benefit and a reduced annuity. Both choices are actuarially equivalent, and the lump sum is capped at 25 percent of the lifetime allowance.

As a registered pension plan, there is an annual limit on the amount of pension savings that benefit from tax relief (the “Annual Allowance”). Since Mr. Macklon is a deferred member of the plan and his pension does not increase during any pension input period by more than the relevant percentage, he did not have any pension savings subject to the Annual Allowance. In addition, a lifetime allowance is imposed. The standard lifetime allowance for the current tax year is £1.073 million, although a participant may apply for fixed or individual protection at a higher level under certain circumstances. If the total value of U.K.-registered pension benefits exceeds a participant’s lifetime allowance, legislation dictates the excess will incur a tax penalty at the time of distribution.

ConocoPhillips also maintains several nonqualified pension plans. These are funded through our general assets, although we also maintain trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the nonqualified pension plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy, participants would be unsecured general creditors. The U.S. nonqualified pension plan available to the NEOs (other than Mr. Leach who is not eligible to participate in the nonqualified pension plans) is the ConocoPhillips Key Employee Supplemental Retirement Plan (“KESRP”). This plan is designed to replace benefits that would otherwise not be received due to certain voluntary reductions of compensation under the Key Employee Deferred Compensation Plan of ConocoPhillips and to limitations contained in the Internal Revenue Code that apply to qualified plans. The two such limitations that most frequently impact the benefits to employees are the limit on compensation that can be taken into account in determining benefit accruals and the maximum annual pension benefit. In 2022, the former limit was set at $305,000, while the latter was set at $245,000. The KESRP determines a benefit without regard to such limits, and then reduces that benefit by the amount of benefit payable from the related qualified plan (in this case, the CPRP). Thus, in operation the combined benefits payable from the related plans for an eligible employee equal the benefit that would have been paid if there had been no limitations imposed by the Internal Revenue Code. For participants in Title I of the CPRP, the KESRP final annual eligible average compensation is calculated using the three highest annual amounts for salary and VCIP in the last ten calendar years before retirement plus the year of retirement. For participants in Title II and Title IV of the CPRP, calculations for KESRP are made on the same basis as for the CPRP. Benefits under the KESRP are generally paid in a single lump sum at the later of age 55 or six months after separation from service. When payments do not begin until after retirement, interest at then-current six-month Treasury-bill rates, under most circumstances, will be credited on the delayed benefits. Distribution may also be made upon a determination of death or disability. Each of the Named Executive Officers who are eligible for benefits in the KESRP is vested. Mr. Leach is not eligible for and does not participate in the KESRP or any other ConocoPhillips nonqualified defined benefit plan.

Furthermore, for employees in the U.K. registered plan, there is a plan similar to the KESRP, known as the ConocoPhillips Unfunded Plan, which operates on the same principles regarding limits imposed through His Majesty’s Revenue and Customs (HMRC) on U.K. registered plans. Mr. Macklon is a participant in the ConocoPhillips Unfunded Pension Plan, with regard to the time he worked in the U.K. from August 31, 2013 to September 1, 2017, at which time he transferred to the U.S. payroll (Mr. Macklon was a participant in the U.K. registered plan prior to August 31, 2013).

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Mr. Lance was an employee of ARCO Alaska, which was acquired by Phillips Petroleum Company in 2000. A special provision applies in calculating pension benefits for such employees under Title I. First, we calculate a benefit under the Title I formula using service with both ARCO and ConocoPhillips, subtracting from the result the value of the benefit under the ARCO plan through the time of the acquisition (for which the BP Retirement Accumulation Plan remains liable, after the acquisition of ARCO by BP and certain plan mergers). Next, we calculate a benefit under the Title I formula using only service with ConocoPhillips. We compare the results of the two methods, and the employee receives the larger benefit. For Mr. Lance, that calculation currently provides a larger benefit under the first method. The table reflects that benefit, showing only the value payable from the plan of ConocoPhillips, not from the BP Retirement Accumulation Plan.

Mr. Macklon was previously an employee of Conoco (U.K.) Limited, which merged with a Phillips subsidiary in 2002, at the merger of Conoco Inc. and Phillips Petroleum Company. In 2017, Mr. Macklon transferred from the U.K. payroll to the U.S. payroll and maintains a deferred vested pension benefit in the U.K. Pension Plan. As an employee on the U.S. payroll, Mr. Macklon became a participant in the CPRP Title II. The time served as an employee on the U.K. payroll is taken into account when determining this Title II benefit in the CPRP and his KESRP benefit.

Except where otherwise noted, assumptions used in calculating the present value of accumulated benefits in the table are found in Note 16 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2022 Annual Report on Form 10-K.

Name	Plan Name	Number or Years of Accumulated Benefit	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
R.M. Lance	Title I –ConocoPhillips Retirement Plan	39	$1,852,767	$–
	ConocoPhillips Key Employee Supplemental Retirement Plan	39	50,521,178	–
W.L. Bullock, Jr.	Title IV –ConocoPhillips Retirement Plan	36	2,016,693	–
	ConocoPhillips Key Employee Supplemental Retirement Plan	36	12,187,311	–
K.B. Rose(2)	Title II –ConocoPhillips Retirement Plan	4	93,262	–
	ConocoPhillips Key Employee Supplemental Retirement Plan	4	365,506	–
N. G. Olds	Title IV –ConocoPhillips Retirement Plan	30	1,310,934	–
	ConocoPhillips Key Employee Supplemental Retirement Plan	30	4,643,779	–
D.E. Macklon(3)	Title II –ConocoPhillips Retirement Plan	31	146,956	–
	ConocoPhillips UK Pension Plan	22	1,456,288	–
	UK Unfunded Pension Plan	25	1,281,587	–
	ConocoPhillips Key Employee Supplemental Retirement Plan	31	507,485	–

(1)	The eligible pension compensation, as defined on pages 104-106, used to calculate the present value of the accumulated benefit for U.S. plans in this column as of December 31, 2022, for each Named Executive Officer is: Mr. Lance, $6,542,089; Mr. Bullock, $1,966,047; Ms. Rose, $2,305,511; Mr. Olds, $1,249,447; and Mr. Macklon, $2,199,017. Mr. Macklon’s U.K. pension benefit and eligible pension compensation of $275,723 was converted to U.S. dollars at an exchange rate per British Pound Sterling of $1.2098 as of December 30, 2022. Because Mr. Leach joined the company after 2018, he does not participate in the CPRP or any other ConocoPhillips defined benefit plan.
(2)	Ms. Rose became an employee of ConocoPhillips on September 4, 2018. Under Title II, and related provisions in the KESRP, Ms. Rose received pay credits equal to seven percent of her pension compensation in 2022 because her combined age and years of service was 60. See the narrative above for a discussion of this feature.
(3)	Mr. Macklon became an employee of ConocoPhillips on September 2, 1991. Under Title II, and related provisions in the KESRP, Mr. Macklon received pay credits equal to nine percent of his pension compensation in 2022 because his combined age and years of service exceed 65. See narrative above for a discussion of this feature. For these purposes, years of service would include total years of service with ConocoPhillips, which, in Mr. Macklon’s case, are 31. Mr. Macklon was previously an employee of Conoco (U.K.) Limited, which merged with a Phillips subsidiary in 2002, at the merger of Conoco Inc. and Phillips Petroleum Company. In 2017, Mr. Macklon transferred from the U.K. payroll to the U.S. payroll and maintains a deferred vested pension benefit in the U.K. Pension Plan. Under the ConocoPhillips UK Pension Plan, Mr. Macklon was credited with years of service until 2013 when he ceased active participation in that plan. Under the UK Unfunded Pension Plan, Mr. Macklon was credited with years of service until 2017 when he moved to the U.S. payroll and ceased active participation in that plan. See narrative above for a discussion of the UK plans.

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Nonqualified Deferred Compensation

ConocoPhillips maintains several nonqualified deferred compensation plans for its eligible employees in addition to the plans discussed in the Pension Benefits section beginning on page 104. Those available to the Named Executive Officers are briefly described below.

The Key Employee Deferred Compensation Plan of ConocoPhillips (“KEDCP”) is a nonqualified deferral plan that permits certain key employees to voluntarily defer base salary and VCIP (or other similar annual incentive compensation program payments that would otherwise be received in subsequent years). Amounts payable from the PSP for performance periods ending in 2015 or later also may be deferred to the KEDCP. Amounts payable from the Executive Restricted Stock Unit Program for awards granted in 2018 and 2019 also may be deferred to the KEDCP. The KEDCP permits eligible employees to defer compensation of up to 100 percent of PSP, VCIP, and 2018 and 2019 Executive Restricted Stock Units and up to 50 percent of base salary. Each of the Named Executive Officers is eligible to participate in, and is fully vested in, the KEDCP.

Under the KEDCP, for amounts deferred and vested after December 31, 2004 and attributable to elections that could be made before 2020, the default distribution option was to receive a lump sum to be paid at least six months after separation from service. For amounts deferred and vested after December 31, 2004 and attributable to elections that could be made after 2019, the default distribution option is to receive a lump sum to be paid at least one year after separation from service or until a specified date that is at least one year after the date of the election. Participants may elect to defer payments from one to five years after separation from service, and to receive annual, semiannual, or quarterly payments for a period of up to 15 years. For elections that set a date certain for payment, the distribution will begin in the calendar quarter following the date requested and will be paid out on the distribution schedule elected by the participant. For amounts deferred and vested prior to January 1, 2005, similar payment and deferral elections are applicable except that payment is made in a lump sum in the event of termination of employment for reasons other than retirement, layoff at or after age 50, disability, or death; the default distribution option in the absence of an election is for payment in ten annual installments beginning after retirement or after layoff at or after age 50; and a one-time revision of an election to defer payment until after retirement or layoff is permitted in certain circumstances.

The Defined Contribution Make-Up Plan of ConocoPhillips (“DCMP”) and Company Retirement Make-Up Plan of ConocoPhillips (“CRCMP”) are nonqualified restoration plans under which ConocoPhillips makes certain employer contributions that cannot be made in the qualified ConocoPhillips Savings Plan (“CPSP”) — a defined contribution plan of the type often referred to as a 401(k) plan, due to certain voluntary reductions of compensation under the KEDCP or due to compensation limitations imposed by the Internal Revenue Code. For 2022, the Internal Revenue Code limited the amount of compensation that could be taken into account in determining a benefit under the CPSP to $305,000. Employees make no contributions to the DCMP or CRCMP.

Each of the Named Executive Officers is eligible to participate in, and is fully vested in, the DCMP. Compensation for purposes of the DCMP principally consists of base salary. Under the DCMP, amounts vested after December 31, 2004, and attributable to elections that could be made before 2020, will be distributed as a lump sum at least six months after separation from service and for elections that could be made after 2019 will be distributed as a lump sum at least one year after separation from service. However, a participant may elect to defer payment of contributions until a date that is no earlier than one year after separation from service, and a participant may elect to receive such payments in the form of a lump sum or annual, semi-annual, or quarterly installments over a period of one to 15 years. For amounts attributable to elections that could be made after 2019, the deferred payment date cannot be later than the participants 100th birthday. For DCMP amounts vested prior to January 1, 2005, participants may, from 365 days to no later than 90 days prior to termination or within 30 days after being notified of layoff in the calendar year in which the employee is age 50 or above, indicate a preference to defer the value into an account under the KEDCP.

Effective January 1, 2019, the defined benefit ConocoPhillips Retirement Plan (CPRP) was closed to new hires and rehires and employees instead receive a company retirement contribution in the CPSP and, where applicable due to Internal Revenue Code compensation limitations or deferrals of salary or VCIP under the KEDCP, the CRCMP. Of the Named Executive Officers, only Mr. Leach is eligible to participate in the CRCMP. He is fully vested in his benefit under the CRCMP. Compensation for purposes of the CRCMP principally consists of base salary and VCIP.

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Under the CRCMP with respect to elections that could be made after 2019, amounts will be distributed as a lump sum at least one year after a participant’s separation from service. However, a participant may elect to defer payment of contributions under a date that is no earlier than one year after separation from service and prior to the participant’s 100th birthday and a qualifying participant may elect to receive such payment in the form of a lump sum or annual, semi-annual, or quarterly installments over a period one to 15 years.

Each participant directs investments of the individual accounts set up for that participant under the KEDCP, DCMP, and CRCMP. Participants may make changes in the investments as often as daily. All ConocoPhillips defined contribution nonqualified deferred compensation plans allow investment of deferred amounts in a broad range of mutual funds or other market-based investments, including ConocoPhillips stock. As market-based investments, none of these provide above-market return.

Because each executive participating in each plan chooses the investment vehicle or vehicles and may change allocations, the return on the investment will depend on how well each underlying investment fund performs during the period the executive chose it as an investment vehicle. The aggregate performance of each such investment is reflected in the Nonqualified Deferred Compensation Table under the column Aggregate Earnings in Last Fiscal Year.

Benefits due under each of the plans discussed above are paid from ConocoPhillips’ general assets, although we also maintain trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy, participants would be unsecured general creditors.

	Applicable Plan(1)	Beginning Balance	Executive Contributions in Last FY(2)	Registrant Contributions in Last FY(3)	Aggregate Earnings in Last FY(4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(5)
R.M. Lance	DCMP	$2,511,730	$–	$165,700	$575,223	$–	$3,252,653
	KEDCP	12,433,127	–	–	(148,228)	–	12,284,899
W.L. Bullock, Jr.	DCMP	442,470	–	77,827	84,308	–	604,605
	KEDCP	308,208	–	–	6,408	–	314,616
T.A. Leach	DCMP	–	–	63,401	(1,288)	–	62,113
	CRCMP	–	–	160,730	(7,155)	–	153,575
	KEDCP	–	–	–	–	–	–
K.B. Rose	DCMP	135,683	–	73,317	3,146	–	212,146
	KEDCP	–	–	–	–	–	–
N. G. Olds	DCMP	136,134	–	54,680	(1,777)	–	189,037
	KEDCP	254,631	–	–	5,295	–	259,926
D. E. Macklon	DCMP	207,882	–	65,225	(19,069)	–	254,038
	KEDCP	–	–	–	–	–	–

(1)	Our primary defined contribution deferred compensation programs for executives are the Key Employee Deferred Compensation Plan of ConocoPhillips (KEDCP), the Defined Contribution Make-Up Plan of ConocoPhillips (DCMP), and the Company Retirement Contribution Make-Up Plan of ConocoPhillips (CRCMP). A variety of investments are available to participants under these plans. As of December 31, 2022, there were a total of 82 investment options, 17 of which were the same as those available in ConocoPhillips’ primary tax-qualified defined contribution plan for employees (the ConocoPhillips Savings Plan, a 401(k) plan) and 65 of which were other mutual fund options approved by an administrator designated by the relevant plan.
(2)	Reflects any deferrals by the Named Executive Officer under the KEDCP in 2022.
(3)	Reflects contributions by ConocoPhillips under the DCMP or CRCMP relating to eligible compensation earned in 2022 (included in the All Other Compensation column of the Summary Compensation Table on page 96 for 2022). The following amounts were contributed in January 2023, relating to company contributions under the DCMP on 2022 service: for Mr. Lance, $51,000; for Mr. Bullock, $28,943; for Mr. Leach, $21,000; for Ms. Rose, $27,720; for Mr. Olds, $23,626; and for Mr. Macklon, $25,756. In addition, contributions by ConocoPhillips under the DCMP in earlier years (included in the All Other Compensation column of the Summary Compensation Table for those respective years) were as follows: in 2021 for Mr. Lance, $133,125; for Mr. Bullock, $64,958; for Ms. Rose, $58,497; for Mr. Macklon, $55,569; in 2020 for Mr. Lance, $81,500; for Mr. Bullock, $28,747; for Ms. Rose, $29,931; and for Mr. Macklon $24,246.
(4)	None of these earnings are included in the Summary Compensation Table for 2022. Aggregate earnings reflect the net impact of investment gains and losses and, consequently, may be a negative amount.
(5)	Reflects contributions by our Named Executive Officers, contributions by ConocoPhillips, and earnings on balances prior to 2022; plus, contributions by our Named Executive Officers, contributions by ConocoPhillips, and earnings for 2022, less any distributions (shown in the appropriate columns of this table, with amounts that are included in the Summary Compensation Table for 2022 shown in notes 2, 3 and 4 above). This also includes contributions by ConocoPhillips made in January 2023, allocated to 2022. See note 3 above.

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Executive Severance and Changes in Control

Salary and other compensation for our Named Executive Officers is set by the HRCC, as described in the “Compensation Discussion and Analysis” beginning on page 62 of this Proxy Statement. These officers may participate in ConocoPhillips’ employee benefit plans and programs for which they are eligible, in accordance with their terms. The amounts earned by the Named Executive Officers for 2022 appear in the various Executive Compensation Tables beginning on page 96 of this Proxy Statement.

After separating from service each of our Named Executive Officers is expected to receive amounts earned while employed unless the executive voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Such amounts include:

●	VCIP compensation earned during the fiscal year;

●	Grants pursuant to the PSP for the most-recently completed performance period and ongoing performance periods in which the executive participated for at least one year;

●	Previously granted restricted stock and restricted stock units;

●	Vested stock option grants under the Stock Option Program;

●	Amounts contributed and vested under our defined contribution plans; and

●	Amounts accrued and vested under our retirement plans.

While normal retirement age under our benefit plans is 65, early retirement provisions allow benefits at earlier ages if vesting requirements are met, as discussed in the sections of this Proxy Statement titled Pension Benefits and Nonqualified Deferred Compensation. For our compensation programs (VCIP, Stock Option Program, Executive Restricted Stock Unit Program, and PSP), early retirement is generally defined to be termination at or after the age of 55 with five years of service. As of December 31, 2022, Messrs. Lance, Bullock and Leach had met the early retirement criteria. Ms. Rose, who joined ConocoPhillips in September 2018 and Mr. Macklon and Mr. Olds who are under the age of 55, have not met the early retirement criteria. Mr. Leach’s inducement award does not provide for vesting upon retirement.

On April 28, 2022 Mr. Leach entered into a letter agreement and a non-compete, non-solicitation, and confidentiality agreement as outlined in Exhibit 10.1 to our Quarterly Report on Form 10-Q for the period ended June 30, 2022. Pursuant to the letter agreement, Mr. Leach’s awards under the Executive Restricted Stock Unit Program (ERSUP) and PSP are not prorated if he retires or terminates on a date that is at least six months after the grant date in the case of ERSUP awards or prior to the completion of at least one year of service during the applicable performance period in the case of PSP awards. Pursuant to that letter agreement, Mr. Leach is prohibited from disclosing company confidential information or disparaging the company and is required to return company property upon terminating service. In addition, during his period of service with the company as an employee or director and for two years after terminating service, he is prohibited from engaging in certain competition with the company or soliciting in certain respects certain current or former customers, clients, business partners, employees, or consultants. If Mr. Leach is in compliance with his obligations under the agreement, he is eligible to receive three million dollars ($3,000,000) payable in two equal installments on May 1, 2023 and May 1, 2024, whether he remains in the service of the company or has terminated service for any reason. If Mr. Leach breaches this agreement, he is required to repay any amounts previously paid to him under the agreement.

In addition, specific severance arrangements for executive officers, including the Named Executive Officers, are provided under two severance plans: (1) the ConocoPhillips Executive Severance Plan (“CPESP”), which is available to a limited number of senior executives; and (2) the ConocoPhillips Key Employee Change in Control Severance Plan (“CICSP”), which is also available to a limited number of senior executives but only on or following change in control. These arrangements are described below. Executives are not entitled to participate in both plans as a result of a single event. For example, executives receiving benefits under the CICSP would not be entitled to benefits potentially payable under the CPESP relating to the event giving rise to benefits under the CICSP.

2023 Proxy Statement    109

Executive Compensation Tables

ConocoPhillips Executive Severance Plan

The CPESP covers executives in salary grades generally corresponding to vice president and higher, and the CPESP is incorporated by reference to Exhibit 10.47 to the Annual Report of ConocoPhillips on Form 10-K for the year ended December 31, 2021; File No. 001-32395. Under the CPESP, if ConocoPhillips terminates the employment of a plan participant other than for cause, as defined in the plan, then upon executing a general release of liability and, if requested, an agreement not to compete with ConocoPhillips, the participant will be entitled to:

●	A lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target VCIP award;

●	For executives actively participating in the ConocoPhillips Retirement Plan (CPRP) and ConocoPhillips Key Employee Supplemental Retirement Plan (KESRP), a lump-sum cash payment equal to the present value of the increase in pension benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable defined benefit pension formula under the plans;

●	A lump-sum cash payment equal to ConocoPhillips’ cost of certain welfare benefits for an additional one-and-a-half or two years;

●	Continuation in eligibility for a pro rata portion of the annual VCIP for which the employee is eligible in the year of termination; and

●	Treatment as a layoff under our various compensation and equity programs. Generally, layoff treatment will allow executives to retain awards previously made and continue their eligibility under ongoing ConocoPhillips programs. Thus, actual program grants of restricted stock or restricted stock units would vest, and the executive would remain eligible for a pro rata proportion of awards attributable to ongoing performance periods under the PSP in which the executive had participated for at least one year.

ConocoPhillips may amend or terminate the CPESP at any time. Amounts payable under the CPESP will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to ConocoPhillips, monetarily or otherwise, or, if required by law to be “clawed back,” such as may be the case in certain circumstances under the Sarbanes-Oxley Act or the Dodd-Frank Act.

ConocoPhillips Key Employee Change in Control Severance Plan

The CICSP covers executives in salary grades generally corresponding to vice president and higher, and the CICSP is incorporated by reference to Exhibit 10.20.1 to the Annual Report of ConocoPhillips on Form 10-K for the year ended December 31, 2021; File No. 001-32395. Under the CICSP, if within two years after a “change in control” of ConocoPhillips, the employment of a participant is terminated by ConocoPhillips other than for cause, or by the participant for good reason (as such terms are defined in the plan), upon executing a general release of liability, the participant will be entitled to:

●	A lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target VCIP compensation or the previous two years’ average VCIP compensation;

●	For executives actively participating in the CPRP and KESRP, a lump-sum cash payment equal to the present value of the increase in pension benefits that would result from crediting an additional two or three years to the employee’s number of years of age and service under the applicable defined benefit pension formula under the plans, or for employees participating in the Company Retirement Contribution of the ConocoPhillips Savings Plan, the plan contribution percentage (currently 6 percent) multiplied by two or three times the sum of the employee’s base salary and the higher of current target VCIP compensation or the previous two years’ average VCIP compensation;

●	A lump-sum cash payment equal to ConocoPhillips’ cost of certain welfare benefits for an additional two or three years; and

●	Continuation in eligibility for a pro rata portion of the annual VCIP compensation for which the executive is eligible in the year of termination.

110    ConocoPhillips

Executive Compensation Tables

Note: Excise tax gross-up benefits are no longer available to any executives effective in 2021.(1) Upon a change in control, awards that are assumed, or substituted for, by an acquirer, will be subject to accelerated vesting only following both the change in control and a termination of employment. Termination of employment includes involuntary termination not-for-cause or voluntary termination for good reason. Participants will continue to be able to exercise stock options for their remaining terms. No distributions are made with respect to accelerated restricted stock units until after the participant separates from service.

After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to ConocoPhillips, monetarily or otherwise, or if required by law to be “clawed back,” such as may be the case in certain circumstances under the Sarbanes-Oxley Act or the Dodd-Frank Act.

(1)	While the plan describes potential tax gross-up payments to a limited group of executives who were participants in the plan on April 30, 2012, all such remaining participants waived the right to such a tax gross-up payment in December 2021. The subsequent plan was amended to remove any references to the tax gross-up provision at the earliest possible date in accordance with the terms of the plan, which is December 2, 2023.

Quantification of Severance Payments

After separating from service each of our NEOs is expected to receive amounts earned during his or her period of employment unless he or she voluntarily resigns prior to becoming retirement-eligible or is terminated for-cause. The following tables reflect the amount of incremental compensation payable in excess of the items listed above to each of our Named Executive Officers in the event of involuntary not-for-cause termination, termination following a change-in-control (“CIC”) (either involuntarily without cause or for good reason), and in the event of the death or disability of the executive. The amounts shown below assume that such termination was effective as of December 31, 2022, and thus include amounts earned through such time, and are estimates of the amounts that would be paid out to the executives upon their termination. Amounts related to Health and Welfare benefits are based on current ConocoPhillips benefit programs. For equity-based awards, values are determined as of the assumed termination date of December 31, 2022, and the closing price of the company’s common stock on December 30, 2022 (the last trading day in 2022) was $118.00, an increase of 63% over the closing price ($72.18) on December 31, 2021. The actual amounts to be paid out can only be determined at the time of an executive’s separation from ConocoPhillips. In the event of a for-cause termination, the HRCC can suspend the right to exercise, refuse to honor the exercise of awards already requested, or cancel awards granted if an NEO engages in any activity determined to be detrimental to ConocoPhillips. In addition, the NEO’s incentive compensation is subject to a clawback policy. See page 93 for more information about the clawback policy.

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
R.M. Lance*
Base Salary	$3,400,000	$5,100,000	$–	$–
Short-term Incentive	5,440,000	10,516,201	–	–
Variable Cash Incentive Program	–	–	–	–
January 2020 - December 2022 (performance period)	–	–	–	–
January 2021 - December 2023 (performance period)	–	8,485,687	–	–
January 2022 - December 2024 (performance period)	–	8,316,296	–	–
Other Restricted Stock/Units	–	–	–	–
Incremental Retirement	–	–	–	–
Post-employment Health & Welfare	106,518	159,777	–	–
Life Insurance	–	–	3,400,100	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$8,946,518	$32,577,961	$3,400,100	$–

*	See notes beginning on page 114.

2023 Proxy Statement    111

Executive Compensation Tables

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
W.L. Bullock*
Base Salary	$1,929,552	$2,894,328	$–	$–
Short-term Incentive	1,929,552	3,288,443	–	–
Variable Cash Incentive Program	–	–	–	–
January 2020 - December 2022 (performance period)	–	–	–	–
January 2021 - December 2023 (performance period)	–	2,497,740	–	–
January 2022 - December 2024 (performance period)	–	2,377,371	–	–
Other Restricted Stock/Units	–	–	–	–
Incremental Retirement	938,318	201,301	–	–
Post-employment Health & Welfare	57,521	93,945	–	–
Life Insurance	–	–	1,929,600	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$4,854,943	$11,353,128	$1,929,600	$–

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
T.A. Leach*†
Base Salary	$1,400,016	$2,100,024	$–	$–
Short-term Incentive	1,162,014	6,451,501	–	–
Variable Cash Incentive Program	–	–	–	–
January 2020 - December 2022 (performance period)	–	–	–	–
January 2021 - December 2023 (performance period)	–	–	–	–
January 2022 - December 2024 (performance period)	2,858,676	2,858,676	–	–
Other Restricted Stock/Units	8,288,988	8,288,988	8,288,988	8,288,988
Incremental Retirement	–	513,092	–	–
Post-employment Health & Welfare	63,712	110,317	–	–
Life Insurance	–	–	1,400,100	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$13,773,406	$20,322,598	$9,689,088	$8,288,988

*	See notes beginning on page 114.

112    ConocoPhillips

Executive Compensation Tables

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
K.B. Rose*
Base Salary	$1,848,000	$2,772,000	$–	$–
Short-term Incentive	1,755,600	2,869,127	–	–
Variable Cash Incentive Program	870,177	870,177	870,177	870,177
January 2020 - December 2022 (performance period)	5,644,494	5,644,494	5,644,494	5,644,494
January 2021 - December 2023 (performance period)	3,652,208	5,478,312	3,652,208	3,652,208
January 2022 - December 2024 (performance period)	981,605	2,944,816	981,605	981,605
Other Restricted Stock/Units	5,948,049	6,062,960	6,062,960	6,062,960
Incremental Retirement	216,615	343,965	–	–
Post-employment Health & Welfare	89,509	134,263	–	–
Life Insurance	–	–	1,848,000	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$21,006,257	$27,120,114	$19,059,444	$17,211,444

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
N.G. Olds*
Base Salary	$1,575,072	$2,362,608	$–	$–
Short-term Incentive	1,496,318	2,244,477	–	–
Variable Cash Incentive Program	692,208	692,208	692,208	692,208
January 2020 - December 2022 (performance period)	3,752,274	3,752,274	3,752,274	3,752,274
January 2021 - December 2023 (performance period)	3,253,607	4,880,411	3,253,607	3,253,607
January 2022 - December 2024 (performance period)	827,387	2,482,162	827,387	827,387
Other Restricted Stock/Units	3,432,027	3,517,574	3,517,574	3,517,574
Incremental Retirement	2,221,436	2,501,470	–	–
Post-employment Health & Welfare	73,644	116,723	–	–
Life Insurance	–	–	1,575,100	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$17,323,973	$22,549,907	$13,618,150	$12,043,050

*	See notes beginning on page 114.

2023 Proxy Statement    113

Executive Compensation Tables

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	Involuntary or Good Reason Termination (CIC)	Death	Disability
D.E. Macklon*
Base Salary	$1,717,056	$2,575,584	$–	$–
Short-term Incentive	1,631,204	2,655,585	–	–
Variable Cash Incentive Program	806,117	806,117	806,117	806,117
January 2020 - December 2022 (performance period)	5,316,682	5,316,682	5,316,682	5,316,682
January 2021 - December 2023 (performance period)	3,761,449	5,642,173	3,761,449	3,761,449
January 2022 - December 2024 (performance period)	895,056	2,685,167	895,056	895,056
Other Restricted Stock/Units	5,323,401	5,428,180	5,428,180	5,428,180
Incremental Retirement	252,843	364,846	–	–
Post-employment Health & Welfare	58,137	94,521	–	–
Life Insurance	–	–	1,717,100	–
280G Tax Gross-up (not eligible)	–	–	–	–
	$19,761,945	$25,568,855	$17,924,584	$16,207,484

*	See notes below.

As discussed in the narrative preceding the tables above, the amounts shown indicate the difference in compensation arising from the stated type of termination in comparison to a voluntary resignation. A Named Executive Officer who voluntarily resigns before reaching the retirement age and service threshold contained in those equity awards and compensation programs (age 55 with 5 years of service) would not earn awards for ongoing performance periods under the VCIP, the PSP, the Executive Restricted Stock Unit Program, or the Stock Option Program, and would lose prior awards under the PSP and the Executive Restricted Stock Unit Program (or other restricted stock or restricted stock units) and stock options. For a Named Executive Officer who has reached the retirement age and service threshold in those programs, a voluntary resignation would be deemed a retirement, and thus would not typically lose those awards. However, before the awards are delivered as cash or stock (including upon the exercise of an option), the awards remain at risk, even for a Named Executive Officer who has reached the age and service threshold. If ConocoPhillips were to invoke the detrimental activity clause, amounts that would normally be paid in connection with a voluntary resignation to a Named Executive Officer who had reached the age and service threshold would instead be forfeited.

*	Notes Applicable to All Termination Tables — Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown above. In preparing the tables, we made the following assumptions:

	●	Base Salary — In the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects two times base salary. In the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects three times base salary.

	●	Short-Term Incentives — In the event of a regular involuntary termination, the amount reflects two times the current VCIP target. In the event of a CIC termination, the amount reflects three times the current VCIP target or three times the average of the prior two VCIP payouts, whichever is greater.

	●	Variable Cash Incentive Program — In the event of a regular involuntary termination or a CIC termination, the amount reflects the employee’s pro rata current VCIP target. Targets for VCIP are for a full year and are pro rata for the Named Executive Officers based on time spent in their respective positions.

	●	Restricted Stock and Restricted Stock Units — For the performance periods related to PSP, amounts for the January 2020 – December 2022 period reflect actual payout units that were awarded in February 2023, except in the event of a CIC termination, the amounts reflect the higher of target or actual payout, as the award cannot be reduced following a change in control. Amounts for other ongoing PSP performance periods are shown at target, including any adjustments for promotion or demotion made since the target awards were granted. For awards under the Executive Restricted Stock Unit Program or made as off-cycle awards, amounts reflect actual units granted. For restricted stock and restricted stock units awarded under PSP and Executive Restricted Stock Unit Program or as off-cycle awards, amounts reflect the closing price of ConocoPhillips common stock on December 30, 2022, as reported on the NYSE ($118.00).

	●	Incremental Retirement Values — For all NEOs other than Mr. Leach, the amounts reflect the single sum, discounted to a present value, of the increment due to an additional two years of age and service with associated pension compensation in the event of a regular involuntary termination (three years in the event of a CIC termination), regardless of whether the value is provided directly through a defined benefit plan or through the relevant severance plan. For Mr. Leach, the amount reflects a single sum for the Company Retirement Contribution of the ConocoPhillips Savings Plan contribution percentage (currently 6%) multiplied by three times the sum of his base salary and the higher of current target VCIP compensation or the previous two years’ average VCIP compensation.

†	In addition to the amounts shown above and as described in more detail on page 109, Mr. Leach would be eligible to receive an additional three million dollars ($3,000,000) after separating from service for any reason if he complies with the terms of his non-compete, non-solicitation, and confidentiality agreement.

114    ConocoPhillips

CEO Pay Ratio

ConocoPhillips’ compensation and benefits philosophy and the overall structure of our compensation and benefit programs are designed to reward all employees who contribute to our success. We strive to ensure the compensation of every employee reflects their talents, skills, responsibilities, and experience and is competitive within our peer group. Compensation and benefits are benchmarked and set to be market-competitive in the employees’ home payroll country. Under rules adopted pursuant to the Dodd-Frank Act, ConocoPhillips is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of total compensation paid to the median employee as compared to the total compensation paid to the CEO. The paragraphs that follow describe our methodology and the resulting CEO pay ratio.

The ratio of pay of the CEO compared to that of the median employee was approximately 113 to one in 2022. The annual total compensation of the CEO was $19,990,438. The estimated median of the annual total compensation of all ConocoPhillips employees other than the CEO, as represented by the annual total compensation of a median employee, was $177,533. The compensation of the CEO and the median employee were determined using the same rules we followed in preparing the Summary Compensation Table on page 96, except the compensation of the CEO and median employee were adjusted to include non-discriminatory health and welfare benefits totaling $18,099 and $15,871, respectively.

ConocoPhillips had approximately 9,662 employees worldwide (including intermittent and temporary employees) as of the determination date (December 31, 2022). To identify the “median employee,” we excluded employees from seven countries, representing in total approximately 2.4 percent, or 229 employees worldwide. After excluding such employees and the CEO, we determined the pay ratio using the remaining approximately 9,432 employees. The chart below shows the countries from which employees were excluded and the approximate number of employees from each such country.

Payroll Country Excluded	Number of Employees Excluded
China	82
Malaysia	82
Singapore	30
Qatar	23
Libya	9
Japan	2
Colombia	1

For the remaining employees, we used a consistently applied compensation measure that management believes reasonably reflects the annual compensation of employees and includes elements of compensation distributed widely among employees. Those elements were base salary, overtime, annual incentive compensation (VCIP) at target, equity awards, and certain country-specific allowances. We used data as of December 31, 2022, to identify ConocoPhillips employees and to determine the consistently applied compensation measure for those employees. Data not denominated in U.S. dollars was converted to U.S. dollars using an average monthly conversion rate for each denomination during 2022. Data came from ConocoPhillips’ payroll records. We did not make any adjustments to the data to account for differences in cost of living in any of the countries in which we have employees.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

2023 Proxy Statement    115

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, ConocoPhillips is required to calculate and disclose in a tabular format the “Compensation Actually Paid” (“CAP”) to the CEO and average CAP to all other NEOs. The rules also require ConocoPhillips disclose in the table the most important other financial performance measure that is measured over the most recently completed year and that is used by the company to link company performance and compensation (as reflected in CAP) to the NEOs for that year. We have determined that relative TSR (see “Measuring Performance – Performance Peer Group” on page 81) is such measure for 2022.(1) Compensation decisions at ConocoPhillips are made in accordance with the philosophy and process described in the “Compensation Discussion and Analysis” beginning on page 62 of this Proxy Statement. CAP is a supplemental measure that is defined by rules adopted pursuant to the Dodd-Frank Act and does not necessarily reflect the value actually realized by our executives, and does not replace the performance measures or philosophy and strategy of compensation-setting discussed in the Compensation Discussion and Analysis (see pages 62-94).

Given a significant proportion of compensation paid to our CEO and other NEOs is equity based, the values in the columns for “Compensation Actually Paid” are significantly influenced by the fair market value of ConocoPhillips stock on the last trading day of each fiscal year as required by rules adopted pursuant to the Dodd-Frank Act. For example, the fair market value of ConocoPhillips stock increased from December 31, 2021 ($72.17) to December 30, 2022 ($117.11) by over 62%, which significantly increased the values reported for “Compensation Actually Paid” for 2022 in the table below. It should also be noted that a significant proportion of the value reported as “Compensation Actually Paid” is in the form of equity awards that have remaining restrictions on them and that cannot be sold or transferred by executives, which continues to align their compensation with the interest of our stockholders.
(1)	As discussed under “Components of Executive Compensation – Performance-Based Pay Programs” on page 73, the HRCC evaluates performance for purposes of PSP payouts using relative TSR measured over a three-year performance period because a multi-year performance period helps to focus management on longer-term results. Performance-based equity grants under the PSP are the largest individual component of target compensation for the NEOs (see “Philosophy and Principles of our Executive Compensation Program” on page 71). One-year relative TSR is used for purposes of evaluating VCIP payout (see “Process for Determining Executive Compensation – Relative Total Shareholder Return (VCIP and PSP)” beginning on page 80) and was selected because it complies with recent guidance that requires the selected measure to be determined exclusively over the most recently completed fiscal year and that prohibits the use of multi-year performance measures in the table.
				Average	Value of initial fixed $100 investment based on:		Net Income	CSM:
Year	SCT Total[1] for CEO[2]	Compensation Actually Paid[3] to CEO[2]	Average SCT Total[1] for Non- CEO NEOs[4]	Compensation Actually Paid[3] to Non-CEO NEOs[4]	Company TSR[5]	Peer Group TSR[6]	/ (Loss) (Millions of dollars)	1-Year Relative TSR[7]
2022	$19,972,339	$74,688,355	$6,133,798	$14,617,414	$203.11	$183.13	$18,680	43rd
2021	23,886,640	59,903,247	7,379,438	12,790,641	119.06	105.36	8,079	69th
2020	28,054,551	31,889	7,352,737	1,715,641	64.02	66.50	(2,701)	57th
(1)	See “Executive Compensation Tables” beginning on page 96 for additional details of amounts included in SCT total compensation.
(2)	The CEO for each of the reported years is Mr. Lance.
(3)	Compensation Actually Paid (CAP) for the CEO and average CAP for the non-CEO NEOs is determined by making the following adjustments to total compensation shown in the SCT.

116    ConocoPhillips

Pay Versus Performance

CEO SCT Total to CAP Reconciliation	2022		2021		2020
SCT Total	$19,972,339		$23,886,640		$28,054,551
Minus the increase in actuarial present value of pensions shown under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT	–		(2,515,751)		(11,020,463)
Plus the “service cost” of such pensions[a]	1,141,445		1,343,503		1,042,259
Plus the “prior service cost” of such pensions[b]	–		–		–
Minus the grant date fair value of awards shown under the “Stock Awards” column of the SCT[c]	(14,308,868)		(14,405,706)		(12,977,895)
Minus the grant date fair value of awards shown under the “Option Awards” column of the SCT[c]	–		–		–
Plus the year end fair value of equity awards granted during the year and unvested at year end[c]	28,749,127	[d]	28,624,757	[e]	11,981,608 [f]
Plus the vesting date fair value of equity awards granted and vesting during the year[c]	322,229	[g]	755,029	[h]	210,111 [i]
Plus or minus the change in fair value from prior year end to current year end of outstanding equity awards granted in a prior year and unvested at year end[c]	32,947,368	[j]	19,593,032	[k]	(14,414,597)[l]
Plus or minus the change in fair value from prior year end to the vesting date of equity awards granted in a prior year and vesting during the year[c]	4,905,247	[m]	2,171,135	[n]	(3,354,040)[o]
Minus the prior year end fair value of equity awards forfeited during the year[c]	–		–		–
Plus dividends or other earnings paid during the year and prior to the vesting date of any equity awards and not otherwise included in the SCT total	959,468		450,608		510,355
Equals CAP	$74,688,355		$59,903,247		$31,889
Non-CEO NEOs Average SCT Total to Average CAP Reconciliation	2022		2021		2020
Average SCT Total	$6,133,798		$7,379,438		$7,352,737
Minus the average increase in actuarial present value of pensions shown under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT	(289,810)		(62,824)		(1,944,896)
Plus the average “service cost” of such pensions[a]	160,694		133,552		205,051
Plus the average “prior service cost” of such pensions[b]	–		–		–
Minus the average grant date fair value of awards shown under the “Stock Awards” column of the SCT[c]	(3,626,800)		(4,621,581)		(3,740,342)
Minus the grant date fair value of awards shown under the “Option Awards” column of the SCT[c]	–		–		–
Plus the average year end fair value of equity awards granted during the year and unvested at year end[c]	6,490,104	[p]	6,709,767	[q]	3,459,078	[r]
Plus the average vesting date fair value of equity awards granted and vesting during the year[c]	39,272	[s]	408,188	[t]	44,781	[u]
Plus or minus the average change in fair value from prior year end to current year end of outstanding equity awards granted in a prior year and unvested at year end[c]	4,843,066	[v]	2,295,351	[w]	(3,040,850)[x]
Plus or minus the average change in fair value from prior year end to the vesting date of equity awards granted in a prior year and vesting during the year[c]	828,449	[y]	859,306	[z]	(691,948	)aa
Minus the average prior year end fair value of equity awards forfeited during the year[c]	–		(350,375	)ab	–
Plus average dividends or other earnings paid on equity awards during the year and prior to the vesting date and not otherwise included above	38,641		39,819		72,030
Equals CAP	$14,617,414		$12,790,641		$1,715,641
a.	The “service cost” is the actuarial present value of defined benefit pensions that is attributable to services rendered during the year. See “Pension Benefits” starting on page 104 for a description of the formulas for the pension earned each year. Eligible compensation for purposes of this calculation for Mr. Lance is $$6,542,089 for 2022, $6,394,756 for 2021, and $6,394,756 for 2020 and for the Non-CEO NEOs who participated in the pension plans is an average of $2,169,138 for 2022, $1,694,492 for 2021, and $1,531,708 for 2020.
b.	The “prior service cost” is the total additional cost of defined benefit pension benefits for prior years that is attributed to amendments during the year. No such amendments were adopted effective in any of the years shown.
c.	Amounts shown are based on the fair value of awards as determined in accordance with FASB ASC Topic 718. See the “Employee Benefit Plans” section of Note 16 in the Notes to Consolidated Financial Statements in ConocoPhillips’ 2022 Annual Report on Form 10-K for a discussion of the relevant assumptions used in this determination. For options, fair value is determined under FASB ASC Topic 718 using a Black-Scholes-Merton-based methodology and the following assumptions: for December 31, 2019 the model used a risk-free interest rate of 1.64%, a dividend yield of

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3.0%, a volatility factor of 27.97% and an expected life of 3.52 years; for February 14, 2020 (the final vesting date of the options granted in 2017) the model used a risk-free interest rate of 1.41%, a dividend yield of 3.0%, a volatility factor of 27.68% and an expected life of 3.39 years. Amounts in the CAP Reconciliation Tables (other than totals shown in the first and last rows) are actual amounts rounded to the nearest dollar, and the total CAP is the sum of the amounts shown. In the following footnotes award descriptions are rounded to the nearest share, and fair values are rounded to the nearest penny.
d.	Includes 101,564 PSP award units granted in 2022 based on initial target, 52,657 Executive Restricted Stock Unit awards granted in 2022, and 30,060 award units related to dividend equivalents on outstanding unvested awards reinvested in 2022, each with a fair value of $117.11 as of December 30, 2022 (the last trading day of 2022). In addition, the incremental value includes projected 61,207 PSP award units related to the 2020 PSP grant as adjusted for actual performance above target through December 31, 2022. For these projected 2020 PSP awards above target, the incremental fair value as of December 30, 2022 equals $117.11 per share because the 2020 PSP award only included target shares at the end of the prior year. The 2022 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The 2020 PSP awards vesting and settling in 2023 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2022) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2023.
e.	Includes 200,722 PSP award units granted in 2021 based on initial target, 104,076 Executive Restricted Stock Unit awards granted in 2021, and 21,936 award units related to dividend equivalents on outstanding unvested awards reinvested in 2021, each with a fair value of $72.17 as of December 31, 2021. In addition, the incremental value includes 69,869 projected PSP award units related to the 2019 PSP grant as adjusted for actual performance above target through December 31, 2021. For these projected 2019 PSP awards above target, the incremental fair value as of December 31, 2021 equals $72.17 per share because the 2019 PSP award only included target shares at the end of the prior year. The 2021 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The 2019 PSP awards vesting and settling in 2022 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2021) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2022.
f.	Includes 143,928 PSP award units granted in 2020 based on initial target, 74,639 Executive Restricted Stock Units granted in 2020, and 25,461 award units related to dividend equivalents on outstanding unvested awards reinvested in 2020, each with a fair value of $39.95 as of December 31, 2020. In addition, the incremental value includes 55,887 projected PSP award units related to the 2018 PSP grant as adjusted for actual performance above target through December 31, 2020. For these projected 2018 PSP awards above target, the incremental fair value as of December 31, 2020 equals $39.95 per share because the 2018 PSP award only included target shares at the end of the prior year. The 2020 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The 2018 PSP awards vesting and settling in 2021 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2020) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2021.
g.	Includes 2,115 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2022 for which restrictions were lapsed on November 29, 2022 to satisfy required tax withholding, with a fair value of $125.38 as of the vesting date. Also includes 160 award units related to dividend equivalents on outstanding 2019 Executive Restricted Stock Unit awards that were reinvested in 2022 and that vested February 14, 2022 with a fair value of $91.47 as of the vesting date. Also includes 309 award units related to dividend equivalents on outstanding 2019 PSP awards that were reinvested in 2022 and that vested February 20, 2022 with a fair value of $89.67 as of the trading day immediately preceding the vesting date. Also includes 164 PSP award units as a performance adjustment to the 2019 PSP grant that vested on February 20, 2022 with a fair value of $89.67 as of the trading day immediately preceding the vesting date.
h.	Includes 4,127 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2021 for which restrictions were lapsed on November 30, 2021 to satisfy required tax withholding, with a fair value of $71.13 as of the vesting date. Also includes 9,607 PSP award units as a performance adjustment to the 2018 PSP grant that vested on February 20, 2021 with a fair value of $48.04 as of the trading day immediately preceding the vesting date.
i.	Includes 2,979 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2020 for which restrictions were lapsed on November 30, 2020 to satisfy required tax withholding, with a fair value of $40.79 as of the vesting date. Also includes 1,500 PSP award units as a performance adjustment to the 2017 PSP grant that vested on February 20, 2020 with a fair value of $59.07 as of the vesting date.
j.	The incremental fair value of unvested awards as of December 31, 2022 includes 6,780 restricted shares for LTIP VIII—PSP I initial payout, for which restrictions lapse at retirement; 106,204 restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; 71,789 restricted stock units for PSP VIII and PSP VIII Tail for which Mr. Lance elected to defer lapsing of restrictions until separation of service; 80,063 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the grant date; 107,218 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the grant date; 154,387 PSP award units related to the grant in 2020 based on initial target; and 206,781 PSP award units related to the grant in 2021 based on initial target. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $44.94, which is the excess of $117.11 (the fair value of the company’s common stock as of December 30, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021).
k.	The incremental fair value of unvested awards as of December 31, 2021 includes 6,949 restricted shares for LTIP VIII—PSP I initial payout, for which restrictions lapse at retirement; 1,168 restricted stock units for LTIP VIII—LTIP IX, for which restrictions lapse at retirement; 106,204 restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; 71,789 restricted stock units for PSP VIII and PSP VIII Tail for which Mr. Lance elected to defer lapsing of restrictions until separation of service; 66,353 restricted stock units related to the grant of Executive Restricted Stock Units in 2019, for which restrictions lapse three years from the grant date; 77,717 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the grant date; 127,967 PSP award units related to the grant in 2019 based on initial target; and 149,863 PSP award units related to the grant in 2020 based on initial target. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $32.22, which is the excess of $72.17 (the fair value of the company’s common stock as of December 31, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020).

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l.	The incremental fair value of unvested awards as of December 31, 2020 includes 7,118 restricted shares for LTIP VIII—PSP I initial payout, for which restrictions lapse at retirement; 2,335 restricted stock units for LTIP VIII—LTIP IX, for which restrictions lapse at retirement; 106,204 restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; 71,789 restricted stock units for PSP VIII and PSP VIII Tail for which Mr. Lance elected to defer lapsing of restrictions until separation of service; 72,469 restricted stock units related to the grant of Executive Restricted Stock Units in 2018, for which restrictions lapse three years from the grant date; 63,725 restricted stock units related to the grant of Executive Restricted Stock Units in 2019, for which restrictions lapse three years from the grant date; 139,778 PSP award units related to the grant in 2018 based on initial target; and 122,899 PSP award units related to the grant in 2019 based on initial target. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by negative $24.59, which is the difference between $39.95 (the fair value of the company’s common stock as of December 31, 2020) and $64.54 (the fair value of the company’s common stock as of December 31, 2019).
m.	The incremental fair value of awards vesting in 2022 includes 201,698 PSP award units related to the grant in 2019 that settled in cash based on performance as approved by the HRCC at its February 2022 meeting. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $17.50, which is the excess of $89.67 (the fair value of the company’s common stock as of the trading date immediately preceding the February 20, 2022 vesting date) over $72.17 (the fair value of the company’s common stock as of December 31, 2021). Also includes 68,356 restricted stock units related to the grant of Executive Restricted Stock Units in 2019 that vested and settled in stock on February 14, 2022. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $19.30, which is the excess of $91.47 (the fair value of the company’s common stock as of February 14, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021). Also includes 1,337 restricted stock and restricted stock units for LTIP VIII and LTIP IX with regard to which the HRCC approved lapsing restriction on October 5, 2022. For these awards, the change in fair value equals the aggregate number of shares multiplied by $43.34, which is the difference between $115.51 (the fair value of the company’s common stock as of October 5, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021).
n.	The incremental fair value of awards vesting in 2021 includes 201,429 PSP award units related to the grant in 2018 that settled in cash based on performance as approved by the HRCC at its February 2021 meeting. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $8.09, which is the excess of $48.04 (the fair value of the company’s common stock as of the trading date immediately preceding the February 20, 2021 vesting date) over $39.95 (the fair value of the company’s common stock as of December 31, 2020). Also includes 75,458 restricted stock units related to the grant of Executive Restricted Stock Units in 2018 that vested and settled in stock on February 13, 2021. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $6.64, which is the excess of $46.59 (the fair value of the company’s common stock as of the trading date immediately preceding February 13, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020). Also includes 1,336 restricted stock and restricted stock units for LTIP VIII and LTIP IX with regard to which the HRCC approved lapsing restriction on October 6, 2021. For these awards, the change in fair value equals the aggregate number of shares multiplied by $31.00, which is the difference between $70.95 (the fair value of the company’s common stock as of the vesting date) over $39.95 (the fair value of the company’s common stock as of December 31, 2020).
o.	The incremental fair value of awards vesting in 2020 includes 292,410 PSP award units related to the grant in 2017 that settled in cash based on performance as approved by the HRCC at its February 2020 meeting. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by negative $5.47, which is the difference between $59.07 (the fair value of the company’s common stock as of the February 20, 2020 vesting date) and $64.54 (the fair value of the company’s common stock as of December 31, 2019). Also includes 162,965 restricted stock units related to PSP X for which restrictions lapsed on February 18, 2020. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by negative $6.40, which is the difference between $58.14 (the fair value of the company’s common stock as of the vesting date) and $64.54 (the fair value of the company’s common stock as of December 31, 2019). Also includes 1,336 restricted stock and restricted stock units for LTIP VIII and LTIP IX with regard to which the HRCC approved lapsing restrictions. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by negative $2.78, which is the difference between $61.76 (the fair value of the company’s common stock as of the vesting date) and $64.54 (the fair value of the company’s common stock as of December 31, 2019). Also includes 168,934 nonqualified stock options granted under the Stock Option Program in 2017 and vesting on February 14, 2020. For these stock options, the negative change in the fair value of the option awards was $4.20 per option, determined as the difference between the $13.20 value on the vesting date and the $17.40 value on December 31, 2019, in each case determining value under FASB ASC Topic 718 using a Black-Scholes-Merton-based methodology.
p.	Includes an average of 27,064 PSP award units (including promotional award units) granted in 2022 based on initial target, an average of 12,203 Executive Restricted Stock Unit awards granted in 2022, and 6,082 award units related to dividend equivalents on outstanding unvested awards reinvested in 2022, each with a fair value of $117.11 as of December 30, 2022 (the last trading day of 2022). In addition, the incremental value includes an average of projected 10,070 PSP award units related to the 2020 PSP grant as adjusted for actual performance above target through December 31, 2022. For these average projected 2020 PSP awards above target, the incremental fair value as of December 30, 2022 equals $117.11 per share because the average 2020 PSP award only included target shares at the end of the prior year. The average 2022 PSP awards and related reinvested dividend equivalents are shown at target for the year of grant because that is the probable payout as of the end of that year. The average 2020 PSP awards vesting and settling in 2023 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2022) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2023.
q.	Includes an average of 34,980 PSP award units (including promotional awards) granted in 2021 based on initial target, an average of 14,154 Executive Restricted Stock Units granted in 2021, an average of 26,142 off-cycle inducement award units granted in 2021 in connection with the acquisition of Concho Resources Inc., and an average of 3,637 award units related to dividend equivalents on outstanding unvested awards reinvested in 2021, each with a fair value of $72.17 as of December 31, 2021. In addition, the incremental value includes an average of 14,051 projected PSP award units related to the 2019 PSP grant as adjusted for actual performance above target through December 31, 2021. For these average projected 2019 PSP awards above target, the incremental fair value as of December 31, 2021 equals $72.17 per share because the average 2019 PSP award only included target shares at the end of the prior year. The average 2021 PSP awards are shown at target for the year of grant because that is the probable payout as of the end of that year. The average 2019 PSP awards vesting and settling in 2022 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2021) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2022.

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r.	Includes an average of 44,792 PSP award units (including promotional awards) granted in 2020 based on initial target, an average of 19,706 Executive Restricted Stock Units granted in 2020, and an average of 6,890 award units related to dividend equivalents on outstanding unvested awards reinvested in 2020, each with a fair value of $39.95 as of December 31, 2020. In addition, the incremental value includes an average of 15,197 projected PSP award units related to the 2018 PSP grant as adjusted for actual performance above target through December 31, 2020. For these average projected 2018 PSP awards above target, the incremental fair value as of December 31, 2020 equals $39.95 per share because the average 2018 PSP award only included target shares at the end of the prior year. The average 2020 PSP awards are shown at target for the year of grant because that is the probable payout as of the end of that year. The average 2018 PSP awards vesting and settling in 2021 are adjusted for actual performance because that is the probable payout based on performance through the end of the performance period (ending December 31, 2020) even though the HRCC retained the discretion to adjust the payout until the time of settlement in February of 2021.
s.	Includes an average of 251 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2022 for which restrictions were lapsed on November 29, 2022 to satisfy required tax withholding, with a fair value of $125.38 as of the vesting date. Also includes an average of 18 award units related to dividend equivalents on outstanding 2019 Executive Restricted Stock Unit awards that were reinvested in 2022 and that vested February 14, 2022 with a fair value of $91.47 as of the vesting date. Also includes an average of 44 award units related to dividend equivalents on outstanding 2019 PSP awards that were reinvested in 2022 and that vested February 20, 2022 with a fair value of $89.67 as of the trading day immediately preceding the vesting date. Also includes an average of 25 PSP award units as a performance adjustment to the 2019 PSP grant that vested on February 20, 2022 with a fair value of $89.67 as of the trading day immediately preceding the vesting date.
t.	Includes an average of 221 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2021 for which restrictions were lapsed on November 30, 2021 to satisfy required tax withholding, with a fair value of $71.13 as of the vesting date. Also includes an average of 1,693 PSP award units as a performance adjustment to the 2018 PSP grant that vested on February 20, 2021 with a fair value of $48.04 as of the trading day immediately preceding the vesting date. Also includes an average of 3,857 Executive Restricted Stock Unit Program awards and an average of 297 award units for related dividend equivalents granted in 2021 for which a prorated portion of restrictions were lapsed in connection with retirement, with a fair value of $74.91 as of the vesting date.
u.	Includes an average of 581 restricted stock units related to the Executive Restricted Stock Unit Program award granted in 2020 for which restrictions were lapsed on November 30, 2020 to satisfy required tax withholding, with a fair value of $40.79 as of the vesting date. Also includes an average of 357 PSP award units as a performance adjustment to the 2017 PSP grant that vested on February 20, 2020 with a fair value of $59.07 as of the vesting date.
v.	The incremental fair value of average unvested awards as of December 31, 2022 includes 4,871 restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; 13,434 off-cycle inducement award units granted in 2021 in connection with the acquisition of Concho Resources Inc. for which restrictions lapse on January 15, 2023, the second anniversary of the grant date; 9,289 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the grant date; 17,661 restricted stock units related to the grant of Executive Restricted Stock Units in 2021, for which restrictions lapse three years from the grant date; 25,173 PSP award units related to the grant in 2020 based on initial target; and 37,351 PSP award units related to the grant in 2021 based on initial target. For these awards, the positive change in fair value equals the average number of shares multiplied by $44.94, which is the excess of $117.11 (the fair value of the company’s common stock as of December 30, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021).
w.	The incremental fair value of average unvested awards as of December 31, 2021 includes 4,871 restricted stock units related to grants for PSP I final payout—PSP VI, for which restrictions lapse following separation from service; 6,837 restricted stock units related to the grant of Executive Restricted Stock Units in 2019, for which restrictions lapse three years from the grant date; 8,078 restricted stock units related to the grant of Executive Restricted Stock Units in 2020, for which restrictions lapse three years from the grant date; 25,302 PSP award units related to the grant in 2019 based on initial target; and 26,142 PSP award units related to the grant in 2020 based on initial target. For these awards, the positive change in fair value equals the average number of shares multiplied by $32.22, which is the excess of $72.17 (the fair value of the company’s common stock as of December 31, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020).
x.	The incremental fair value of average unvested awards as of December 31, 2020 includes 17,828 restricted stock units related to grants for PSP I final payout—PSP VI, PSP IX, and PSP IX Tail, for which restrictions lapse following separation from service; 16,041 restricted stock units related to the grant of Executive Restricted Stock Units in 2018, for which restrictions lapse three years from the grant date; 16,868 restricted stock units related to the grant of Executive Restricted Stock Units in 2019, for which restrictions lapse three years from the grant date; 37,183 PSP award units related to the grant in 2018 based on initial target; 34,984 PSP award units related to the grant in 2019 based on initial target; and 783 restricted stock units related to an inducement grant at the beginning of employment, for which restrictions lapse three years from the grant date. For these awards, the negative change in fair value equals the average number of shares multiplied by negative $24.59, which is the difference between $39.95 (the fair value of the company’s common stock as of December 31, 2020) and $64.54 (the fair value of the company’s common stock as of December 31, 2019).
y.	The incremental fair value of average awards vesting in 2022 includes 28,509 PSP award units related to the grant in 2019 that settled in cash based on performance as approved by the HRCC at its February 2022 meeting. For these awards, the positive change in fair value equals the average number of shares multiplied by $17.50, which is the excess of $89.67 (the fair value of the company’s common stock as of the trading date immediately preceding the February 20, 2022 vesting date) over $72.17 (the fair value of the company’s common stock as of December 31, 2021). Also includes an average of 7,858 restricted stock units related to the grant of Executive Restricted Stock Units in 2019 that vested and settled in stock on February 14, 2022. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $19.30, which is the excess of $91.47 (the fair value of the company’s common stock as of February 14, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021). Also includes an average of 13,497 off-cycle inducement award units granted in 2021 in connection with the acquisition of Concho Resources Inc. for which restrictions lapsed on January 15, 2022, the first anniversary of the grant date. For this award, the positive change in fair value equals the average number of shares multiplied by $13.20, which is the excess of $85.37 (the fair value of the company’s common stock as of the trading date immediately preceding January 15, 2022) over $72.17 (the fair value of the company’s common stock as of December 31, 2021).

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z.	The incremental fair value of average awards vesting in 2021 includes 38,991 PSP award units related to the grant in 2018 that settled in cash based on performance as approved by the HRCC at its February 2021 meeting. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $8.09, which is the excess of $48.04 (the fair value of the company’s common stock as of the trading date immediately preceding the February 20, 2021 vesting date) over $39.95 (the fair value of the company’s common stock as of December 31, 2020). Also includes an average of 11,816 restricted stock units related to the grant of Executive Restricted Stock Units in 2018 that vested and settled in stock on February 13, 2021. For these awards, the positive change in fair value equals the aggregate number of shares multiplied by $6.64, which is the excess of $46.59 (the fair value of the company’s common stock as of the trading date immediately preceding February 13, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020). Also includes an average of 12,606 restricted stock units related to the grants of Executive Restricted Stock Units in 2019 and 2020 that vested and settled in stock six months following separation from service. For these awards, the positive change in fair value equals the average number of shares multiplied by $34.96, which is the excess of $74.91 (the fair value of the company’s common stock on November 1, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020). Also includes an average of 783 restricted stock units related to an inducement grant in 2018 that vested and settled on October 4, 2021, the third anniversary of the date of grant. For these awards, the positive change in fair value equals the average number of shares multiplied by $31.67, which is the excess of $71.62 (the fair value of the company’s common stock on October 4, 2021) over $39.95 (the fair value of the company’s common stock as of December 31, 2020).
aa.	The incremental fair value of average awards vesting in 2020 includes 69,527 PSP award units related to the grant in 2017 that settled in cash based on performance as approved by the HRCC at its February 2020 meeting. For these awards, the negative change in fair value equals the average number of shares multiplied by negative $5.47, which is the difference between $59.07 (the fair value of the company’s common stock as of the February 20, 2020 vesting date) and $64.54 (the fair value of the company’s common stock as of December 31, 2019). Also includes an average of 26,729 restricted stock units related to PSP X for which restrictions lapsed on February 18, 2020. For these awards, the negative change in fair value equals the aggregate number of shares multiplied by negative $6.40, which is the difference between $58.14 (the fair value of the company’s common stock on February 18, 2020) and $64.54 (the fair value of the company’s common stock as of December 31, 2019). Also includes an average of 33,540 nonqualified stock options granted under the Stock Option Program in 2017 and vesting on February 14, 2020. For these stock options, the negative change in the fair value of the option awards was $4.20 per option, determined as the difference between the $13.20 value on the vesting date and the $17.40 value on December 31, 2019.
ab.	The incremental fair value of average awards forfeited in 2021 includes 8,770 PSP award units related to the grant in 2019 and 2020 with a fair value of $39.95 (the fair value of the company’s common stock as of December 31, 2020).

(4)	The five NEOs included for the 2022 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., T.A. Leach, D.E. Macklon, N.G. Olds, and K.B. Rose. The five NEOs included for the 2021 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., T.A. Leach, D.E. Macklon, M.J. Fox (retired effective July 1, 2021) and K.B. Rose. The five NEOs included for the 2020 Average SCT Total for Non-CEO NEOs and the Average CAP for Non-CEO NEOs are: W.L. Bullock, Jr., M.J. Fox, D.E. Macklon, K.B. Rose, and D.E. Wallette, Jr. (retired effective December 31, 2020).
(5)	Company TSR shown for 2020 is the value as of December 31, 2020 of a hypothetical investment of $100 in ConocoPhillips stock on December 31, 2019 with all dividends reinvested. The amount shown in 2021 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2021. The amount shown in 2022 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 30, 2022 (the last trading day in 2022).
(6)	Peer Group TSR shown for 2020 is the value as of December 31, 2020 of a hypothetical investment of $100 in the stock of our performance peer group on December 31, 2019 with all dividends reinvested. The amount shown in 2021 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 31, 2021. The amount shown in 2022 is the cumulative value of that hypothetical investment (with all dividends reinvested) as of December 30, 2022 (the last trading day in 2022). For this purpose and for all years shown in the table, our performance peer group consists of APA Corporation, Chevron Corporation, Devon Energy Corporation, EOG Resources, Inc., ExxonMobil Corporation, Hess Corporation, Marathon Oil Corporation, and Occidental Petroleum Corporation (see “Measuring Performance – Performance Peer Group” on page 81 for a description of how we select our performance peer group), and Peer Group TSR is weighted according to each peers’ stock market capitalization at the beginning of each annual period. While TSR for our peer group includes the S&P 500 Total Return Index for purposes of compensation decisions as discussed in “Measuring Performance – Performance Peer Group” on page 81, in accordance with SEC regulations the S&P 500 Total Return Index is not included in Peer Group TSR as shown in the table above. In October 2020, Chevron Corporation acquired Noble Energy, Inc. Prior to the acquisition, Noble Energy, Inc. was a member of our performance peer group, but after the acquisition, we retained only the combined company for the entire period so that Noble Energy, Inc. effectively ceased to be a member of the peer group retroactive to January 1, 2020.
(7)	Relative total shareholder return is measured as a percentile rank relative to peers as described in “Relative Total Shareholder Return” and “Performance-Based Pay Programs” on pages 80 and 73.

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Pay Versus Performance

Linking Pay and Performance

The items below represent the most important performance measures ConocoPhillips used to link company performance to compensation, as reflected in CAP, to the NEOs for the 2022 fiscal year.

TABULAR LIST OF PERFORMANCE MEASURES
●	Relative Total Shareholder Return	●	Production
●	Relative Adjusted ROCE	●	HSE
●	Capital	●	Strategic, Operational, and ESG Milestones
●	Operating and Overhead Costs

Relationship between Compensation Actually Paid and TSR, Net Income, and Relative TSR

The graphs below show the relationship between CAP and TSR, Net Income, and 1-Year Relative TSR.

COMPENSATION ACTUALLY PAID VS. COMPANY AND PEER TSR

For purposes of this chart, company TSR and peer TSR are calculated as described in footnotes (5) and (6) on page 121

COMPENSATION ACTUALLY PAID VS. NET INCOME

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Pay Versus Performance

COMPENSATION ACTUALLY PAID VS. 1-YEAR RELATIVE TOTAL
SHAREHOLDER RETURNS

Note: As discussed under “Components of Executive Compensation – Performance-Based Pay Programs” on page 73, the HRCC evaluates performance for purposes of PSP payouts using relative TSR measured over a three-year performance period because a multi-year performance period helps to focus management on longer-term results. Performance-based equity grants under the PSP are the largest individual component of target compensation for the NEOs (see “Philosophy and Principles of our Executive Compensation Program – Pay for Performance” on page 71). One-year relative TSR is used for purposes of evaluating VCIP payout for 2020-2022 (see “Process for Determining Executive Compensation – Relative Total Shareholder Return (VCIP and PSP)” on page 80) and was selected because it complies with recent guidance that requires the selected measure to be determined exclusively over the most recently completed fiscal year and that prohibits the use of multi-year performance measures as the company-selected measure in the Pay Versus Performance Table.

For purposes of this chart, relative TSR is calculated as described in footnote (6) on page 121

2023 Proxy Statement    123

Stock Ownership

Holdings of Major Stockholders

The following table sets forth information regarding persons whom we know to be the beneficial owners of more than five percent of our issued and outstanding common stock (as of the date of such stockholders’ Schedule 13G filings with the SEC):

	Common Stock
Name and Address	Number of Shares	Percent of Class
BlackRock, Inc.(1)	98,925,878	7.9%
55 East 52nd Street New York, NY 10055
The Vanguard Group(2)	112,455,185	9.02%
100 Vanguard Blvd. Malvern, PA 19355

(1)	Based on a Schedule 13G/A filed with the SEC on February 3, 2023, by BlackRock Inc., on behalf of itself, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Mexico Operadora, S.A. de C.V., Sociedad Operador, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd.
(2)	Based on a Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group.

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Stock Ownership

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned at the end of trading on February 22, 2023, unless otherwise noted, by each ConocoPhillips director, each Named Executive Officer, and all of our current directors and executive officers as a group. Together these individuals beneficially own less than one percent of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our directors and executive officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of February 22, 2023.

	Number of Shares or Units
Name	Total Common Stock Beneficially Owned		Restricted/Deferred Stock Units(1)		Options Exercisable Within 60 Days(2)
D.V. Arriola	–		2,494		–
C.M. Devine	–		21,682		–
J. Freeman	4,831		26,856		–
G. Huey Evans	–		42,647		–
J.A. Joerres	–		18,423		–
W.H. McRaven	–		17,350		–
S. Mulligan	–		21,682		–
E.D. Mullins	–		14,451		–
A.N. Murti	19,000		47,626		–
R.A. Niblock	–		80,345		–
D.T. Seaton	2,500		9,712		–
R.A. Walker	34,500	(3)	9,712		–
R.M. Lance	141,889	(4)	357,264	(6)	2,503,100
W.L. Bullock, Jr.	28,545	(5)	69,547	(7)	197,400
T.A. Leach	622,748		18,951	(8)	–
K.B. Rose	10,351		–		–
D.E. Macklon	7,611		–		–
N.G. Olds	4,306		34	(9)	24,300
Director Nominees and Executive Officers as a Group (22 Persons)	898,347		771,598		2,790,100
(1)	Includes restricted deferred stock that may be voted or sold only upon passage of time.
(2)	Includes beneficial ownership of shares of common stock that may be acquired within 60 days of February 22, 2023, through stock options awarded under compensation plans.
(3)	Includes 6,900 shares held by a limited liability partnership (LLP) of which the reporting person exercises investment control. The partnership interest in the LLP are held by the reporting person and family trusts of which the reporting person is a trustee.
(4)	Includes 51,501 shares of common stock owned by the Lance Family Trust.
(5)	Includes 133 shares held as part of the estate of Mr. Bullock’s mother, for which Mr. Bullock is the guardian and is among the beneficiaries of the estate and includes 133 shares held in the William L. Bullock Family Trust, for which Mr. Bullock holds a Power of Attorney and is among the beneficiaries of the trust. In both cases, Mr. Bullock disclaims beneficial ownership in the foregoing shares to the extent he does not have a pecuniary interest in such shares.
(6)	Does not include 409,080 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved. Does not include 46,176 units underlying the 2023 Executive Restricted Stock Unit grant that are subject to time vesting beyond 60 days from February 22, 2023.
(7)	Does not include 115,978 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved. Does not include 11,690 units underlying the 2023 Executive Restricted Stock Unit grant that are subject to time vesting beyond 60 days from February 22, 2023.
(8)	Does not include 49,288 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved. Does not include 6,835 units underlying the 2023 Executive Restricted Stock Unit grant that are subject to time vesting beyond 60 days from February 22, 2023.
(9)	Does not include 79,252 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved. Does not include 32,982 units underlying the 2021-2023 Executive Restricted Stock Unit grant that are subject to time vesting beyond 60 days from February 22, 2023.

2023 Proxy Statement    125

Equity Compensation Plan Information

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2022:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	16,070,786	(3)	$55.28	13,504,062	(4)
Equity compensation plans not approved by security holders	–		–	–
Total	16,070,786		$55.28	13,504,062

(1)	Includes awards issued from the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 13, 2014, the 2011 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 11, 2011, the 2009 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 13, 2009, and the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 5, 2004. After approval of the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, no additional awards may be granted under the 2011, the 2009, or the 2004 Omnibus Stock and Performance Incentive Plans of ConocoPhillips.
(2)	Excludes 711,040 restricted stock and restricted stock units payable in common stock on a one-for-one basis, credited to stock unit accounts. These awards, which were excluded from the above table, were issued from the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Concho Resources Inc. 2015 Stock Incentive Plan and the Concho Resources Inc. 2019 Stock Incentive Plan. Upon consummation of the merger of Conoco and Phillips, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. Upon consummation of the acquisition of Concho Resources Inc., all restricted stock units payable in common stock of Concho Resources Inc. were converted into rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans.
(3)	Includes an aggregate of 309,060 restricted stock units issued in payment of annual awards and dividend equivalents which were reinvested with regard to existing awards received annually and restricted stock units issued in payment of dividend equivalents, or with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips. Also includes 219,659 restricted stock units issued in payment of dividend equivalents reinvested with respect to certain special awards made to a retired Named Executive Officer. Dividend equivalents were credited under the 2004 Omnibus Stock and Performance Incentive Plan during the time period from May 5, 2004, to May 12, 2009, under the 2009 Plan during the time period from May 13, 2009, to May 10, 2011, under the 2011 Omnibus Stock and Performance Incentive Plan during the time period from May 11, 2011, to May 12, 2014, and thereafter under the 2014 Omnibus Stock and Performance Incentive Plan. Also includes 163,032 restricted stock units, eligible for reinvested dividend equivalents and lapses in equal installments on the first and second anniversary of the grant date as special retention or inducement awards for certain executives. Also includes 10,715 restricted stock units, eligible for reinvested dividend equivalents and lapses seventy percent on the first anniversary and thirty percent on the second anniversary of the grant date as a retention award for key employees. Also includes 9,271 restricted stock units, eligible for cash dividend equivalents and lapses in equal installments on the first and second anniversary of the grant date as a retention award for key employees. Also includes 1,462 restricted stock units eligible for cash dividend equivalents which vest in three equal annual installments beginning on the first anniversary of the grant date as an inducement award for certain key employees. In addition, 4,605,549 restricted stock units that are eligible for cash dividend equivalents were issued to U.S. and U.K. payroll employees residing in the United States or the United Kingdom at the time of the grant; 1,556,300 restricted stock units that are not eligible for cash dividend equivalents due to legal restrictions to non-U.S. or non-U.K. payroll employees and U.S. or U.K. payroll employees residing in countries other than the United States or United Kingdom at the time of the grant. Both types of award vest on the third anniversary of the grant date. Also includes, 86,795 restricted stock units that are not eligible for cash dividend equivalents and which vest in three equal annual installments beginning on the first anniversary of the grant date they were issued to employees on the U.S., U.K., and other payrolls. Also includes, 170,428 restricted stock units that are eligible for cash dividend equivalents and which vest in three equal annual installments beginning on the first anniversary of the grant date they were issued to employees on the U.S. and U.K. payrolls. Also includes 236,082 restricted stock units issued to executives on February 10, 2006, 186,157 restricted stock units issued to executives on February 8, 2007, 184,672 restricted stock units issued to executives on February 14, 2008, 87,640 restricted stock units issued to executives on February 12, 2009, 46,484 restricted stock units issued to executives on February 12, 2010, and 111,343 restricted stock units issued to executives on February 10, 2011. These restricted stock units have no voting rights, are eligible for cash dividend equivalents, and have restrictions on transferability that last until separation of service from ConocoPhillips. Also includes 148,727 and 230,510 restricted stock units issued to executives on February 9, 2012, and April 4, 2012, respectively. These units have no voting rights, are eligible for dividend equivalents, and have restrictions on transferability with a default of five years from the grant date, or if elected, until separation from service. Also includes 37,179 restricted stock units issued to executives on February 5, 2013, and 44,640 restricted stock units issued to executives on February 18, 2014. These units have no voting rights, are eligible for dividend equivalents, have restrictions on transferability with a default of five years from the grant date, or if elected, until separation of service, and may be settled in cash. Also includes 28,004 restricted stock units issued to executives on February 17, 2015. These units have no voting rights, are eligible for dividend equivalents, have restrictions on transferability with a default of five years from the grant date, or if elected, until separation of service, and may be settled in cash.

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Equity Compensation Plan Information

Also includes 755,057 restricted stock units issued to executives on February 11, 2020 and subsequent dividend equivalent units under the Performance Share Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year performance period, or if elected, until separation of service, and may be settled in cash. Also includes 278,047 restricted stock units issued to executives on February 11, 2020 and subsequent dividend equivalent units under the Executive Restricted Stock Unit Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year restriction period, and may be settled in shares. Also includes 997,007 restricted stock units issued to executives on February 9, 2021 and subsequent dividend equivalent units under the Performance Share Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year performance period, or if elected, until separation of service, and may be settled in cash. Also includes 431,143 restricted stock units issued to executives on February 9, 2021 and subsequent dividend equivalent units under the Executive Restricted Stock Unit Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year restriction period, and may be settled in shares. Also includes 565,961 restricted stock units issued to executives on February 8, 2022 and subsequent dividend equivalent units under the Performance Share Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year performance period, or if elected, until separation of service, and may be settled in cash. Also includes 266,287 restricted stock units issued to executives on February 8, 2022 and subsequent dividend equivalent units under the Executive Restricted Stock Unit Program. These units have no voting rights, are eligible for dividend equivalents units, have restrictions on transferability during the three-year restriction period, and may be settled in shares. Further included are 4,303,575 non-qualified stock options with a term of 10 years, which become exercisable in three equal annual installments beginning on the first anniversary of the grant date. Included among these amounts are awards granted to employees who are no longer employed by ConocoPhillips, including those who became employees of Phillips 66 at the spinoff, but who continue to hold awards denominated in ConocoPhillips equity.
(4)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2014 Omnibus Stock and Performance Incentive Plan, no more than 40,000,000 shares of common stock may be issued for incentive stock options (99,329 have been issued with 13,504,062 available for future issuance). Securities remaining available for future issuance take into account outstanding equity awards made under the 2014 Omnibus Stock and Performance Incentive Plan, the 2011 Omnibus Stock and Performance Incentive Plan, the 2009 Omnibus Stock and Performance Incentive Plan, the 2004 Omnibus Stock and Performance Incentive Plan, and prior plans of predecessor companies as set forth in note 2.

2023 Proxy Statement     127

Item 5: Adoption of Amended and Restated Certificate of Incorporation to Provide Stockholders with the Right to Call a Special Meeting

What am I Voting On?

You are voting on a proposal to approve an Amended and Restated Certificate of Incorporation that provides stockholders of ConocoPhillips with the right to call a special meeting, which is not included in the current ConocoPhillips’ Amended and Restated Certificate of Incorporation (“Certificate”), as described below.

ConocoPhillips’s Board is requesting that stockholders approve and adopt amendments to our Certificate that would enable stockholders who have, in accordance with and subject to the By-Laws, held continuously for at least one (1) year an aggregate net long position of not less than 20% of the voting stock of ConocoPhillips the right to call a special meeting.

Currently, only the Board of Directors or the Chairman of the Board of Directors may call a special meeting.

Why do we want to provide this right to stockholders now?

ConocoPhillips’ Board frequently reviews corporate governance best practices. In addition, stockholders have the opportunity to submit proposals for consideration by the Board and for stockholder approval. In advance of our 2022 annual meeting, we received a stockholder proposal requesting the Board take the necessary steps to amend our governing documents to provide stockholders the right to call a special meeting.

After considering the stockholder proposal, the Board recognized that providing stockholders the ability to request special meetings is viewed by some stockholders as a helpful additional governance mechanism. However, the stockholder proposal requested the Board provide that ability to owners of only 10% of ConocoPhillips’ outstanding shares. Special meetings impose significant costs, both administratively and operationally. The time and attention required of our Board of Directors, ELT, and employees to prepare for a special meeting takes their time and attention away from their primary focus of overseeing and operating ConocoPhillips’ business. Therefore, the Board felt that it was in ConocoPhillips’ and stockholders’ best interest to ensure the right to call special meetings was limited to when it was necessary to discuss critical, time-sensitive issues that cannot be delayed until the next annual meeting and only when a broad base of stockholders were in support of calling the special meeting.

As a result, at our 2022 Annual Meeting, management put forth an advisory proposal for stockholders to vote on similar to the stockholder proposal, but setting forth a 20% ownership threshold. Stockholders were given the opportunity to vote on both non-binding proposals (the advisory proposal put forth by management, and the non-binding stockholder proposal) requesting the Board to take the steps necessary to amend ConocoPhillips’ governing documents to provide stockholders the power to call a special meeting. The only difference in the two proposals was the requisite threshold of stock ownership one must have to exercise such powers, with the management proposal setting the threshold at 20% and the stockholder proposal setting the threshold at 10%.

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Item 5: Adoption of Amended and Restated Certificate of Incorporation to Provide Stockholders with the Right to Call a Special Meeting

Why is a 20% threshold proposed?

At the 2022 Annual Meeting, the advisory proposal put forth by management at the 20% threshold received nearly 80% support, while the stockholder proposal at the 10% threshold received just under 53% support. While both proposals received the support of the majority of our stockholders, the preference for the 20% threshold was meaningfully higher. Furthermore, when we engaged with our stockholders leading up to the 2022 annual meeting, stockholders expressed similar concerns as those set forth above, and we consistently heard significantly more support for the higher threshold. Stockholders that indicated they would support both proposals overwhelmingly expressed that they would prefer the special meeting right be implemented at the higher threshold set forth in the management proposal. Furthermore, consistent with the preference expressed by the vast majority of our stockholders during engagement, a 20% threshold is more aligned with market practices. A 20% or higher threshold has been adopted by approximately 62% of S&P 500 companies that offer stockholders the right to call a special meeting.

What changes would be made to the certificate?

If the proposed Amended and Restated Certificate of Incorporation is approved, stockholders who have, in accordance with and subject to the By-Laws, held continuously for at least one (1) year an aggregate net long position of not less than 20% of the voting stock of ConocoPhillips, would have the right to request that the Corporate Secretary of ConocoPhillips call a special meeting.

Upon approval of the proposed Amended and Restated Certificate of Incorporation by stockholders, the By-Laws will be amended to further clarify the special meeting right, including the notice and timing restrictions. These provisions could be further amended in the future by By-Law amendments adopted by the Board of Directors or the stockholders.

A complete copy of the proposed Amended and Restated Certificate of Incorporation is attached as Appendix B. For your convenience, Appendix B is marked to indicate the changes from the current Certificate. This summary of the proposed Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to Appendix B.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of the holders of not less than 80% of the outstanding shares of ConocoPhillips’ common stock entitled to vote on this matter. Abstentions, broker non-votes and failures to vote have the same effect as a vote against this Proposal 5. If approved, the Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which ConocoPhillips would intend to do promptly after the Annual Meeting.

In the event that the required vote is not achieved to adopt the Amended and Restated Certificate of Incorporation, the current Certificate will stay in place, and amendments to the By-Laws that were approved by the Board that were dependent upon the approval of the adoption of the Amended and Restated Certificate of Incorporation shall not go into effect. The provisions in both the Certificate and By-Laws that deny stockholders the right to call a special meeting will not be eliminated.

FOR	The Board recommends you vote FOR the adoption of an Amended and Restated Certificate of Incorporation to provide stockholders with the right to call a special meeting.

2023 Proxy Statement    129

Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

What am I Voting On?

You are voting on a proposal to approve the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips as summarized below.*

*The following summary of the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips is qualified by reference to the full text of the plan which is attached as Appendix C to this Proxy Statement.

We are asking you to approve the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “2023 Plan”), as set forth in its entirety in Appendix C to this Proxy Statement. The Board recommends you vote FOR this proposal as the plan seeks to achieve the following primary objectives:

●	Attract and retain the services of high-quality employees and directors; and

●	Provide incentive awards to employees and directors in a method that aligns their interests with the interests of stockholders.

The 2023 Plan was adopted by the Board on February 15, 2023 (the “Board adoption date”) and will become effective on the date that it is approved by stockholders (the “date of stockholder approval”). If the 2023 Plan is approved by stockholders at the Annual Meeting, the 2023 Plan will serve as a successor to the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “2014 Plan”), and no further grants will be made under the 2014 Plan on or after the date of stockholder approval. Shares available under the 2023 Plan will be reduced on a one-for-one basis for any awards granted under the 2014 Plan between the Board adoption date and the date of stockholder approval. If stockholder approval of this proposal is not obtained at the Annual Meeting, the 2023 Plan will not become effective, no awards will be granted under the 2023 Plan, the 2014 Plan will continue in effect, and awards may continue to be granted under the 2014 Plan until its currently scheduled expiration date of May 13, 2024.

Authorized Shares Under the 2023 Plan

Subject to stockholder approval of the 2023 Plan, the Board authorized the issuance of up to 26 million shares of common stock for compensation to our employees and directors, plus 10 million shares of common stock authorized but unissued under the 2014 Plan immediately prior to the Board adoption date, less the number of shares of common stock underlying awards granted under the 2014 Plan during the period beginning on the Board adoption date and ending on the date of stockholder approval. The 2023 Plan allows for limited share recycling in the event that certain awards under the 2023 Plan or certain prior plans are, after the date of adoption, forfeited, cancelled, settled in cash, expire unexercised, or settled in a manner such that all or some of the shares covered by an award are not issued to a participant. However, the 2023 Plan prohibits the recycling of shares used to pay the exercise price or withholding taxes for stock options or stock appreciation rights (SARs). The number of shares authorized to be issued under the 2023 Plan is subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events.

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Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

During the three-year period preceding Board adoption of the 2023 Plan (2020-2022), the average number of shares subject to annual awards granted under the 2014 Plan was 3,796,765 million shares per year.* The total number of shares subject to all awards granted under the 2014 Plan for the past three years are summarized in the following table which represents an unadjusted annual burn rate of approximately 0.31% which is well below the Institutional Shareholder Services (ISS) industry benchmark of 0.86%.

Year	Number of Shares Granted*
2022	2,431,604
2021	5,675,688
2020	3,283,004

*	Shares granted inclusive of stock settled awards and stock settled performance awards as reported in ConocoPhillips 10-K filings. Excludes cash settled awards and unearned performance awards.

Details about outstanding share-based compensation plans are provided in the table and footnotes below as of the Board adoption date. The 2014 Plan is the only plan under which ConocoPhillips can currently grant compensatory equity awards. Upon stockholder approval of the 2023 Plan, no further shares will be granted as awards under the 2014 Plan. The number of shares available under the 2023 Plan will be reduced by the number of shares of underlying awards granted under the 2014 Plan during the period beginning on the Board adoption date and ending on the date of stockholder approval.

Share-Based Compensation Plans of ConocoPhillips as of February 15, 2023
Total shares underlying outstanding stock options[1]	4,224,575
Weighted-average exercise price of outstanding options	$55.19
Weighted-average remaining duration of outstanding stock options	2.55 years
Total number of full-value compensatory awards outstanding (Restricted Stock, Restricted Stock Units, Performance Units)[2]	9,672,843
Total shares available for grant under the 2014 Plan once the 2023 Plan is approved by stockholders	0
Estimated total shares available once the 2023 Plan is approved[3]	36,000,000
Total shares of ConocoPhillips Common Stock Outstanding[4]	1,217,383,057

[1]	The Stock Option Program was discontinued effective with equity grants made in 2018 and was replaced with the Executive Restricted Stock Unit Program. For additional detail see Components of Executive Compensation – Performance-Based Pay Programs – Stock Option Program on page 74.

[2]	Includes outstanding awards which will be stock-settled if vesting conditions are met. Excludes cash-settled awards.

[3]	The estimated number of shares available under the 2023 Plan includes 26 million new shares, plus 10 million shares (which were authorized but unissued under the 2014 Plan immediately prior to the Board adoption date), less the number of shares of underlying awards granted under the 2014 Plan during the period beginning on the Board adoption date and ending on the date of stockholder approval.

[4]	Amount includes 163,246 unvested shares of restricted stock.

The 36 million shares available for issuance under the 2023 Plan (which includes 10 million shares carried forward from the 2014 Plan) would represent approximately 3.0% of ConocoPhillips’ outstanding shares as of the Board adoption date. Adding these shares to the number of stock-settled awards that remain outstanding would represent approximately 3.8% of ConocoPhillips’ outstanding shares as of the Board adoption date. Share usage under the 2023 Plan will be sensitive to, among other things, stock price volatility, the value of awards granted to maintain competitive compensation programs, and the number of eligible participants.

2023 Proxy Statement    131

Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

Highlights of the 2023 Plan

The 2023 Plan contains features that are consistent with best-practice corporate governance policies and that align the interests of participants with those of our stockholders. These provisions include, but are not limited to, the following:

●	Clawback provision – The 2023 Plan provides that all awards are subject to forfeiture or recoupment, in whole or in part, under any applicable ConocoPhillips policy that may be adopted from time to time (which would include any policy adopted to comply with securities exchange listing requirements or any applicable law, including the Sarbanes-Oxley Act and the Dodd-Frank Act).

●	No repurchase, cash buyout, repricing, reload, or exchange of options or SARs without stockholder approval – The 2023 Plan prohibits the repurchase, cash buyout, repricing, reloading or exchange of any options or stock appreciation rights without stockholder approval, except in connection with certain corporate transactions.

●	No discounted options or SARs – The 2023 Plan prohibits granting stock options and stock appreciation rights with exercise prices lower than the fair market value of the underlying shares on the date of grant.

●	No tax “gross-ups” – The 2023 Plan does not provide for any tax “gross-ups” or reimbursements to defray tax liability associated with awards under the plan.

●	Non-transferability of awards – Awards generally may not be transferred except to a beneficiary upon the award recipient’s death.

●	No “evergreen” provisions – The 2023 Plan does not contain any “evergreen” features where shares under the plan can be replenished without stockholder approval.

●	Robust change of control requirements – Awards assumed upon a change of control are subject to a “double trigger” requiring both the change of control event as well as termination of employment to accelerate vesting.

●	Minimum vesting requirements – No equity awards granted under the Plan to employees may vest until the first anniversary of the applicable grant date (subject to limited exceptions).

●	No liberal share recycling of options and SARs – The 2023 Plan prohibits adding back to the pool of shares available for awards shares used in payment of the exercise price or withholding taxes for stock options or stock appreciation rights.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

FOR	The Board recommends you vote FOR the proposal to approve the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.

Eligibility

All employees of ConocoPhillips and its subsidiaries (approximately 9,500 individuals as of December 31, 2022), as well as individuals whom our HRCC expects will become employees within six months of the date of grant, are eligible to receive awards under the 2023 Plan. The HRCC or its delegate will determine from among the eligible employees who will be designated as a participant. It is currently expected that equity award grants will be limited to an executive, management, technical, and professional group, defined by the level of job responsibility, consistent with our current practice under the 2014 Plan, pursuant to which approximately 4,663 employees received awards for their annual equity compensation program payouts in February 2023. Directors who are not otherwise employees of ConocoPhillips or any of its subsidiaries (12 individuals as of December 31, 2022) also are eligible to receive awards under the 2023 Plan. In 2023, all of the ConocoPhillips’ non-employee Directors received awards under the 2014 Plan.

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Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

Award Limits

The 2023 Plan limits the awards that may be made. If stockholders approve the 2023 Plan, the following limitations will apply to any awards made under the plan:

●	No participant may be granted, during any calendar year, employee awards consisting of stock options or SARs that are exercisable for or relate to more than 5,000,000 shares of common stock;

●	No participant may be granted, during any calendar year, employee awards consisting of stock awards covering or relating to more than 4,000,000 shares of common stock;

●	No participant may be granted, during any calendar year, an employee cash award of more than $30,000,000 in value; and

●	No non-employee Director, other than an executive chairman, may receive, during any calendar year, equity awards with a grant date fair value that exceeds $800,000.

Types of Awards and Award Terms

The 2023 Plan authorizes the HRCC to grant to participants the following types of awards (“Awards”): (i) restricted stock awards or restricted stock units; (ii) performance shares or units; (iii)) stock options; (iv) stock appreciation rights (“SARs”); (v) cash-based awards; and (vi) other forms of equity-based or equity-related Awards that the HRCC determines to be consistent with the purposes of the 2023 Plan. The HRCC may determine that any such Award will be subject to performance-based vesting criteria.

Historically, the HRCC has determined the types of employee awards made under the 2014 Plan and has designated the senior officers who are to be the recipients of such awards. The HRCC has delegated authority to designate other recipients of awards under the 2014 Plan to the CEO (acting as a special equity awards committee). The HRCC expects to continue these practices under the 2023 Plan. Historically, the Board of Directors has determined the types of director awards made under the 2014 Plan and expects to continue this practice under the 2023 Plan. We refer to the Board of Directors or the committee authorized to grant awards under the 2023 Plan as the “Granting Committee.”

Awards are subject to the terms, conditions, and limitations as determined by the Granting Committee. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the 2023 Plan or any of our other employee plans or our subsidiaries’ employee plans. Subject to the repricing limitations and other related prohibitions in the 2023 Plan, an award may provide for the grant or issuance of additional, replacement, or alternative awards upon the occurrence of specified events, including the exercise of the original award. At the discretion of the Granting Committee, a recipient of an award may be offered an election to substitute an award for another award or awards of the same or different type. All or part of an award may be subject to conditions established by the Granting Committee, which may include continuous service with ConocoPhillips and its subsidiaries and achievement of specific performance goals. Upon the termination of service by a recipient, any unexercised, deferred, unvested, or unpaid awards will be treated as set forth in the applicable award agreement.

Subject to earlier vesting upon death, disability, layoff, retirement, or change of control, equity awards to employees will vest over a minimum period of one year and any applicable performance period will be not less than one year. This minimum vesting period and minimum performance period do not apply to awards made in exchange for compensation that is already earned and payable and do not apply to awards for up to 5 percent of the total authorized shares available under the 2023 Plan.

The 2023 Plan is not qualified under section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Stock Options: A stock option granted under the 2023 Plan may consist of either an incentive stock option that is intended to comply with the requirements of section 422 of the Internal Revenue Code or a nonqualified stock option that is not intended to comply with those requirements. Incentive stock options and nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the date of grant and the exercise price may not be decreased, subject to certain adjustment provisions of the 2023 Plan that apply only to reflect specified corporate events. Subject to certain limitations (including minimum vesting requirements), the terms,

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conditions, and limitations applicable to any stock options, including the term of any stock options and the date or dates upon which they become exercisable, will be determined by the Granting Committee. A maximum of 36 million shares of common stock may be subject to incentive stock option awards under the 2023 Plan.

Stock Appreciation Rights: A SAR may be granted under the 2023 Plan to the holder of a stock option with respect to all or a portion of the shares of common stock subject to the stock option or may be granted separately. Subject to certain limitations (including minimum vesting requirements), the terms, conditions, and limitations applicable to any SARs, including the term of any SARs and the date or dates upon which they become exercisable, will be determined by the Granting Committee.

Restricted Stock, Restricted Stock Units, and Other Stock Awards: Stock awards consist of restricted and non-restricted grants of common stock or units denominated in common stock. Subject to certain limitations (including minimum vesting requirements), the terms, conditions, and limitations applicable to any stock awards will be determined by the Granting Committee. Without limiting the foregoing, rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the Granting Committee. The Granting Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and dividend equivalents for stock awards.

Cash Awards: Cash awards consist of grants denominated in cash. The terms, conditions, and limitations applicable to any cash awards will be determined by the Granting Committee.

Performance Awards: Performance awards consist of Awards made subject to the attainment of one or more performance goals. Such a performance award will be paid, vested, or otherwise deliverable based upon the attainment of one or more pre-established, objective performance goals established by the Granting Committee. Historically, performance goals have included measures such as relative total shareholder return, adjusted return on capital employed (relative and absolute), cash contribution per barrel, income per barrel, health, safety, and environmental performance and implementation of the ConocoPhillips’ strategic plan. The performance criteria for 2023 and past periods are discussed in more detail under “Process for Determining Executive Compensation — Corporate Performance Criteria” beginning on page 79.

Change of Control: In the event of a change of control of ConocoPhillips, where outstanding awards are assumed or substituted by the survivor entity, there will be no acceleration of vesting or exercisability of awards unless, within two years after the change of control, the participant’s employment (or non-employee Director’s service) is involuntarily terminated other than for “cause” or is voluntarily terminated as a result of resignation for “good reason.” In the event of such a qualifying termination (commonly referred to as a “double trigger”), awards held by a participant that were not previously vested or exercisable become fully vested and exercisable. In the event the surviving entity does not assume or substitute awards outstanding at the time of a change of control, the awards will become fully vested and exercisable subject to award agreement terms for any deferred awards.

New Plan Benefits

The allocation of awards for participants for any year under the 2023 Plan is not currently determinable because allocation is dependent on future decisions of the Granting Committee, subject to applicable provisions of the 2023 Plan. On January 15, 2023, under the 2014 Plan, each non-employee director received an annual grant of restricted stock units covering 1,831 shares of our common stock with a value on the grant date of $120.18 (an average of the $121.85 high and $118.51 low prices on the grant date). For information about options and other awards granted under the 2014 Plan in 2022 to our CEO and our other Named Executive Officers at the end of 2022, see the Grants of Plan-Based Awards Table on page 99. For information about outstanding equity awards under all ConocoPhillips compensatory plans at the end of 2022, see the Equity Compensation Plan Information Table on page 126. Awards made prior to stockholder approval of the 2023 Plan have been, and are expected to continue to be, made under the 2014 Plan.

Administration of the 2023 Plan

As noted above, the HRCC will administer the 2023 Plan with respect to employee awards, as it has done under the 2014 Plan. The HRCC has full and exclusive power to administer the 2023 Plan and take all actions specifically contemplated by the 2023 Plan or necessary or appropriate in connection with its administration. The HRCC has the full and exclusive power to interpret the 2023 Plan and to adopt such rules, regulations, and guidelines for carrying out the

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Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

2023 Plan or any Award granted thereunder as the HRCC may deem necessary or proper in keeping with its objectives. Notwithstanding the foregoing, the HRCC may delegate its duties under the 2023 Plan to another committee of the board or our CEO and other senior officers. The Committee also may engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2023 Plan. The HRCC may also correct any defect or supply any omission or reconcile any inconsistency in the 2023 Plan or in any Award granted thereunder. Any decision of the HRCC in the interpretation and administration of the 2023 Plan shall be within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned. With respect to director awards, the Board of Directors shall have the same powers, duties, and authority as the HRCC has with respect to employee awards.

Term

No award may be made under the 2023 Plan following the 10th anniversary of the date of stockholder approval.

Amendment of the 2023 Plan

The Board of Directors may amend, modify, suspend, or terminate the 2023 Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of the participant, and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of ConocoPhillips to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the company’s common stock is listed. Furthermore, without the prior approval of the stockholders, options or SARs issued under the 2023 Plan will not be repriced, replaced, receive a cash buyout, or be regranted through cancellation or by decreasing the exercise price of a previously granted option (except for adjustment for stock splits, stock dividends, recapitalizations, mergers, or similar corporate events).

Federal Income Tax Consequences of the 2023 Plan

The following is a discussion of material U.S. federal income tax consequences to participants in the 2023 Plan. This discussion is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and rulings of the Internal Revenue Service in effect on the date of this Proxy Statement. This discussion does not purport to be complete, and does not cover, among other things, state, local, or foreign tax treatment of participation in the 2023 Plan. Furthermore, differences in participants’ financial situations may cause federal, state, local, and foreign tax consequences of participation in the 2023 Plan to vary.

Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option or SAR, the employee or non-employee director will recognize ordinary income, subject, in the case of employees, to tax withholding, in an amount equal to the excess of the amount of cash and the fair market value on the date of exercise of the common stock received over the exercise price, if any, paid therefor. The employee or non-employee director will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a nonqualified stock option, that equals the fair market value of such shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Employees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause such employee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the employee’s regular tax liability in a later year to the extent the employee’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the date of grant), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the stock. However, if an employee disposes of stock that has not been held for

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Item 6: Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

the requisite holding period, the employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the employee for such stock. The employee would also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm’s-length disposition to an unrelated party, such excess would ordinarily constitute a capital loss.

We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes such a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

An employee will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time such cash is otherwise made available for the employee to draw upon it. An employee will not have taxable income upon the grant of a stock award in the form of units denominated in common stock but rather will generally recognize ordinary compensation income at the time the employee receives common stock or cash in satisfaction of such stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when such stock is received.

An employee will be subject to tax withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income under the rules described above with respect to common stock or cash received pursuant to a cash award, performance award, stock award, or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the employee as compensation income under the rules described in the preceding paragraph, and the employee’s holding period in such shares will commence on the date income is so recognized.

Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules. However, section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is not deductible for federal income tax purposes. Notwithstanding this limitation the HRCC may award compensation that is or may become non-deductible, and expects to consider whether such grants are in the best interest of ConocoPhillips, balancing tax efficiency with long-term strategic objectives.

Certain types of awards may constitute, or provide for, a deferral of compensation subject to section 409A of the Internal Revenue Code (“section 409A”). Failure to comply with section 409A may cause holders of such awards to be taxed earlier than would otherwise be the case (for example, at the time of vesting instead of the time of payment) and may be subject to an additional 20 percent penalty tax and interest penalties. To the extent applicable, awards granted under the 2023 Plan are intended to either comply with or be exempt from section 409A and will be interpreted and administered accordingly.

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Stockholder Proposals

We expect Items 7 –11 to be presented by stockholders at the Annual Meeting. Following SEC rules, other than minor formatting changes, we are reprinting the stockholder proposals and supporting statements, including any graphics, as they were submitted to us. We take no responsibility for them. Upon oral or written request to the Secretary at the address listed under How to Reach Our Corporate Secretary on page 150, we will provide the shareholdings (to our company’s knowledge) of the proponents of any stockholder proposal presented at the Annual Meeting.

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Item 7: Stockholder Proposal — Independent Board Chairman

John Chevedden, on behalf of Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, has notified ConocoPhillips that he intends to present the following proposal at the Annual Meeting. Mr. Steiner has indicated that he holds the requisite number of shares of ConocoPhillips common stock in accordance with Rule 14a-8 requirements.

What am I Voting On?

Stockholders are being asked to vote on the following resolution: Proposal 7 – Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.

It is a best practice to adopt this policy soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

A Lead Director is no substitute for an independent Board Chairman. One of the duties of the ConocoPhillips Lead Director, Mr. Robert Niblock, is evaluating the performance of the CEO in consultation with the Chair of the Compensation Committee. Unfortunately CEO pay was rejected by almost 40% of shares in 2022 when a 5% rejection is often the norm. Perhaps this explains why Mr. Niblock received the most against votes of any ConocoPhillips director in 2022.

According to the 2022 ConocoPhillips annual meeting proxy the COP Lead Director has limited duties and lacks in having exclusive powers, for example:

●	Serves as liaison between the Chairman and the non-employee directors. (A task that others can also do.)

●	In consultation with the Chairman, approves meeting agendas for the Board. (A task that can potentially be accomplished in the hour before a meeting.)

●	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items. (A task focused on timing.)

●	Has authority to call meetings of the non-employee directors. (A task that other directors can also do.)

●	Approves the retention of consultants that report directly to the Board. (A task that other directors can also do.)

Plus management fails to give shareholders enough information on this topic to make a more informed decision. There is no management comparison of the exclusive powers of the Office of the Chairman and the de minimis exclusive powers of the Lead Director.

Please vote yes:

Independent Board Chairman – Proposal 7

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Item 7: Stockholder Proposal — Independent Board Chairman

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

WHAT DOES THE BOARD RECOMMEND?

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board has carefully reviewed our leadership structure and determined that a fixed policy requiring an independent Chairman as requested by the stockholder proposal is neither necessary nor in the best interest of ConocoPhillips or its stockholders for the following reasons:

Our Board believes that there is no single organizational model that is the best and most effective in all circumstances, and therefore our Board should retain the flexibility to determine the most effective leadership structure for ConocoPhillips based on the needs of the company as part of its regular assessment of ConocoPhillips’ leadership and governance structure.

Under our Corporate Governance Guidelines, rather than prescribing a single organizational model, our Board retains the flexibility to choose its Chairman based on what is in the best interest of ConocoPhillips and our stockholders in light of the everchanging environment in which we operate. The Board routinely assesses its directors’ strengths and capabilities and has a deep understanding of the strategic goals of ConocoPhillips, as well as the opportunities and challenges it faces, therefore the Board is in the best position to determine the most effective leadership structure for ConocoPhillips. The Chairman and CEO may, but need not be, the same person. However, we recognize the importance of accountability and independent oversight, which is why our Corporate Governance Guidelines also require that, in the event the Board determines that it is in the best interest of ConocoPhillips and its stockholders for the offices of Chairman and CEO to be held by the same person (or in the event the office of Chairman is not held by the CEO, but is nonetheless not independent), a lead director must be selected from among the non-employee directors.

Our Corporate Governance Guidelines outline robust roles and responsibilities for our Lead Director.

Under our Corporate Governance Guidelines, our Lead Director has clearly defined and robust responsibilities, which include:

●

Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the Board, and managing the discussion with the Chairman following such executive sessions.

(A task that ensures clear communication of priorities of the Board and the non-employee directors and accountability for escalation and resolution of any concerns)

●	Serving as liaison between the Chairman and the non-employee directors. (A task that clearly allocates responsibility for communication and management of oversight by the non-employee directors)

●	Advising the Chairman of the Board’s informational needs and ensuring appropriate information is provided to the Board.
(A task that ensures ongoing communication between the Chairman and the Board and that the Board is provided sufficient information to perform oversight)

●

In consultation with the Chairman, approving meeting agendas for the Board.

(A task achieved through ongoing communication between the Lead Director, Chairman, senior management, and other employees of ConocoPhillips, beginning a month or more prior to Board meetings, and continuing up until the meeting date)

●	Approving meeting schedules to assure that there is sufficient time for discussion of all agenda items.
(A task that focuses on ensuring communication and deliberation of the items of highest priority)

●	Having authority to call meetings of the non-employee directors. (A task that ensures independence, accountability, and oversight)

●	Approving the retention of consultants that report directly to the Board. (A task that ensures independence, accountability, and oversight)

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Item 7: Stockholder Proposal — Independent Board Chairman

●

Ensuring that the Board’s self-assessments are conducted annually to promote efficient and effective Board performance and functioning.

(A task that promotes transparency and accountability as well as robust succession planning)

●

Evaluating the performance of the CEO in consultation with the Chair of the Human Resources and Compensation Committee.

(A task that ensures accountability of our Chairman and CEO to the Board and ConocoPhillips’ stockholders)

●

If requested by stockholders, after consulting with the Chairman and CEO, ensuring that he or she will be available for appropriate engagements with those stockholders.

(A task that provides accountability of our Board to our stockholders)

While certain tasks and responsibilities are not exclusive to the Lead Director, each of the foregoing tasks and responsibilities or tasks are specifically assigned to the Lead Director, thus ensuring ultimate accountability for independent oversight.

Our Board regularly reviews the leadership structure and has determined that continuing with a combined Chairman and CEO, with our independent Lead Director, continues to be in the best interest of ConocoPhillips and our stockholders.

Ryan Lance, ConocoPhillips’ Chairman and CEO, has extensive industry knowledge and a deep operational understanding of the business, including over 37 years of oil and natural gas industry experience in senior management and technical positions around the globe. The Board believes that Mr. Lance’s proven success in leading ConocoPhillips through business cycles and major transactions, as well as his ability to provide the day-to-day insight into the challenges and opportunities facing ConocoPhillips, make him best positioned to effectively execute the strategy for the business to maximize stockholder value.

To ensure robust independent oversight of ConocoPhillips’ management, strategy, and business, the non-employee directors selected Robert Niblock as the independent Lead Director. Mr. Niblock has extensive public company governance experience, and deep institutional knowledge of ConocoPhillips’ business, having served on the Board since 2010, including rotations on each of the committees of the Board. In addition, Mr. Niblock’s service extends beyond those duties delineated in our Corporate Governance Guidelines. Mr. Niblock is an actively engaged director who is in regular communication with Mr. Lance, other directors, and other members of senior management, including on matters brought forth by stockholders. For example, under Mr. Niblock’s leadership, ConocoPhillips put forth a recommendation to eliminate supermajority voting provisions in ConocoPhillips’ governing documents in its 2022 Proxy Statement and has recommended proposed amendments to ConocoPhillips’ Charter in this year’s Proxy Statement to provide stockholders with a special meeting right.

Under Mr. Lance’s leadership as Chairman and CEO, and Mr. Niblock’s oversight as Lead Director, ConocoPhillips has effectively delivered on its value proposition of superior returns to stockholders through price cycles, as illustrated by the four-year annualized total shareholder return chart on the next page, which reflects the period they have been serving together in these roles. In addition, ConocoPhillips has proven to be an industry leader on sustainability, advancing each pillar of our Triple Mandate, and holding ourselves accountable as we progress against our Plan for the Net-Zero Energy Transition. See “Progress Report on Our Plan for the Net-Zero Energy Transition,” beginning on page 15 for more information about our progress. In light of the foregoing, the Board does not currently believe that a change to ConocoPhillips leadership structure will improve corporate performance or otherwise be in the best interest of either ConocoPhillips or its stockholders.

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Item 7: Stockholder Proposal — Independent Board Chairman

TSR: 4 – YEAR WITH EURO MAJORS (12/31/2018 — 12/31/2022)

Our Board believes that our leadership structure and strong corporate governance practices ensure that our Chairman and CEO is in a position to guide the Board in setting priorities for ConocoPhillips and in addressing the risks and challenges we face, while ensuring robust, effective, and independent oversight of management by the Board and our independent Lead Director.

We believe that the current board leadership structure and corporate governance practices already provide adequate oversight and independent leadership, while allowing the Board to receive guidance from the combined Chairman and CEO that helps them better understand ConocoPhillips’ risks and challenges when setting priorities for ConocoPhillips. Our Board is made up of a diverse group of directors with extensive experience who are elected annually by stockholders. Eleven of the 13 directors up for election this year are independent, and all of the members of our Audit and Finance Committee, Committee on Directors’ Affairs, Human Resources and Compensation Committee, and Public Policy and Sustainability Committee are independent. The Board and its committees each meet in executive session on a regular basis without the presence of the CEO or other members of management to discuss matters they deem appropriate. Directors have full access to officers and employees of ConocoPhillips and any meetings or contacts that a director wishes to initiate with officers or other employees may be initiated directly by such director. The Board and each standing committee have the power to hire independent outside accounting, legal, financial, or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of ConocoPhillips. Our Committee on Directors’ Affairs routinely assesses the Board’s leadership structure to determine whether it remains in the best interest of ConocoPhillips and our stockholders for the Chairman and CEO role to be combined. See page 31 for more information about our Board leadership structure.

The Board believes it is best positioned to review and assess the most effective leadership structure for ConocoPhillips that is in the best interest of ConocoPhillips and our stockholders. For all of the foregoing reasons, the Board believes that a fixed policy requiring an independent Chairman as requested by the stockholder proposal is neither necessary nor in the best interest of ConocoPhillips or its stockholders, and that, based on its current assessment, the leadership structure with Mr. Lance serving as our combined Chairman and CEO and Mr. Niblock serving as our Lead Director is in the best interest of both ConocoPhillips and our stockholders.

AGAINST	For the foregoing reasons, the Board recommends you vote AGAINST this stockholder proposal.

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Item 8: Stockholder Proposal — Share Retention Until Retirement

The Comptroller of the State of New York, 110 State Street, 14th Floor, Albany, NY 12236, as trustee of the New York State Common Retirement Fund (the “Fund”) has notified ConocoPhillips that it intends to present the following proposal at the Annual Meeting. The Comptroller has indicated that the Fund holds the requisite number of shares of ConocoPhillips common stock in accordance with Rule 14a-8 requirements.

What am I Voting On?

Stockholders are being asked to vote on the following resolution:

Share Retention

RESOLVED: Shareholders of ConocoPhillips (“Company”) urge the Compensation Committee of the Board of Directors (“Committee”) to disclose if, and how, it seeks to require that named executive officers retain a significant percentage of shares acquired through equity compensation programs until reaching normal retirement age.

In its discretion, the Committee may wish to consider:

●   Defining normal retirement age based on the Company’s qualified retirement plan with the largest number of participants,

●   Adopting a share holding period requirement of at least one year after they retire or separate from the Company,[1] and

●   Whether this supplements any other share ownership requirements that have been established for senior executives.

This policy should be implemented so as not to violate the Company’s existing contractual obligations or the terms of any compensation or benefit plan currently in effect.

Supporting Statement:

Equity-based compensation is an important component of senior executive compensation at our Company. While we encourage the use of equity-based compensation for senior executives, we are concerned that our Company’s senior executives generally do not have to hold shares received from equity compensation plans after meeting targets.

We are especially concerned that in 2022 significantly more of the Company’s shareholders voted to oppose the compensation of the Companies’ named executive officers (“say-on-pay” vote) than the year before.

Our proposal seeks to better link executive compensation with long-term performance by requiring meaningful retention of shares senior executives receive from the Company’s equity compensation plans. Requiring named executives to hold a significant percentage of shares obtained through equity compensation plans until they reach retirement age, regardless of when the executive retires, will better align the interests of executives with the interests of shareholders and the Company.

In our opinion, the Company’s current share ownership guidelines for senior executives do not go far enough to ensure that the Company’s equity compensation plans continue to build stock ownership by senior executives over the long term. We believe that requiring senior executives to only hold shares equal to a set target loses effectiveness over time. After satisfying these target holding requirements, senior executives do not have to hold the additional shares they receive in equity compensation. We believe that requiring executives to retain a portion of all annual stock awards provides incentives to avoid short-term thinking and to promote long-term, sustainable value.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

[1]	https://www.cii.org/files/ciicorporategovernancepolicies/20190918NewExecCompPolicies.pdf

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Item 8: Stockholder Proposal — Share Retention Until Retirement

WHAT DOES THE BOARD RECOMMEND?

The Board recommends you vote AGAINST this proposal for the following reasons:

The Board has carefully considered the recommendations set forth in the proposal and we believe the changes suggested are not in the best interest of ConocoPhillips or our stockholders for the following reasons:

Our executive officers are already subject to meaningful stock ownership guidelines, with many far exceeding the applicable ownership requirements.

ConocoPhillips implemented the stock ownership and holding requirements outlined on page 93 to ensure alignment of executives’ interests with those of our stockholders. These policies compare favorably with those of our peer companies and general industry. All NEOs comply with the stock ownership and retention guidelines, and in many cases their ownership far exceeds the requirements. For example, our CEO, Mr. Lance, is required to hold at least eight times his base salary, but as of February 22, 2023, the value of his holdings was over 30 times his base salary.

Implementing the proposed guidelines, which are not consistent with market practice, could negatively impact our ability to attract and retain executive talent.

Requiring that our executives retain a set percentage of shares received each year until they reach retirement age or separate from service with ConocoPhillips would be burdensome to some executives and place undue restrictions on the ability of the HRCC to design compensation programs that attract and retain top talent. As our Board seeks new candidates for our executive roles, including candidates that come from diverse backgrounds and circumstances, implementing a hold until retirement policy could discourage otherwise qualified executives who might have legitimate need to access compensation prior to retirement from accepting an executive role or to discount the value of the equity awards when assessing an offer. Additionally, adopting this proposal could encourage retirement-eligible executives to resign from their positions prematurely to access compensation subject to these types of restrictions.

Our executive compensation programs already emphasize significant equity ownership and incorporate best practices.

Our executive compensation programs were designed with a long-term focus on pay for performance and alignment with stockholder interests. A significant proportion of target compensation provided to our CEO (77%) and NEOs other than the CEO (67%) is delivered through equity-based awards (see page 73). Our equity award programs include:

●	Making a significant proportion (65%) of equity awards in performance-based restricted stock units (RSUs using metrics focused on long-term stockholder value creation (such as Return on Capital Employed and relative TSR, see page 68) with restrictions until the end of the 3-year performance period even if an executive retires; and

●	3-year cliff vesting for executive RSUs (35% of equity awards).

We have instituted compensation clawback, anti-pledging, and anti-hedging policies to guard against excessive or inappropriate risk-taking.

As an additional risk mitigation measure, we have an executive compensation clawback policy and robust anti-pledging and anti-hedging policies in place. These policies operate in addition to provisions already contained in our equity-based compensation programs. Those provisions permit the Board to suspend rights to exercise, refuse to honor the exercise of awards already requested, or cancel awards granted if an executive engages in any activity we determine is detrimental to ConocoPhillips, including acts of misconduct. The clawback policy allows the Board to recoup certain compensation paid and profits from the sale of ConocoPhillips stock in certain circumstances, including a financial restatement resulting from misconduct. Additional information about these policies can be found on page 93.

In summary, our Board believes that the design of our executive compensation programs is robust, aligns executives with the interests of stockholders, is consistent with market practice, and is appropriate for ConocoPhillips, and that this proposal would not serve the best interest of ConocoPhillips or our stockholders.

AGAINST	For the foregoing reasons, the Board recommends you vote AGAINST this stockholder proposal.

2023 Proxy Statement    143

Item 9: Stockholder Proposal — Report on Tax Payments

Oxfam America, located at 1101 17th St NW, Suite 1300, Washington, D.C. 20036-4710, as lead filer and on behalf of other co-filers, whose names, addresses and stockholdings will be provided by us upon request, has notified ConocoPhillips that it intends to present the following proposal at the Annual Meeting. Oxfam America has indicated that it holds the requisite number of shares of ConocoPhillips common stock in accordance with Rule 14a-8 requirements.

What am I Voting On?

Stockholders are being asked to vote on the following resolution:

RESOLVED: Shareholders request that the Board of Directors issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in accordance with the requirements and recommendations set forth in the Global Reporting Initiative’s (GRI) Tax Standard, including disclosure of payments to governments.

Supporting Statement

The GRI Standards are the world’s most utilized corporate reporting standard.1 The GRI Tax Standard - GRI 207 - is the first comprehensive, global standard for public tax disclosure. It includes four components. GRI 207-1, 207-2, and 207-3 require companies to disclose their approach to tax; their tax governance, control, and risk management; and their stakeholder engagement and management of concerns related to tax, respectively. 207-4 requires public country-by-country reporting (CbCR) of certain company financial information, including revenues, profits and losses, and tax payments within each jurisdiction.2 GRI 207 also recommends disclosing “industry-related and other taxes or payments to governments.” Given the significance of other project-specific payments to governments in the oil and gas sector, GRI identifies disclosures of all significant project-level payments to governments as relevant for that sector in reporting under the Tax Standard.3

Tax transparency is increasingly important to investors. The PRI, representing investors with $89 trillion assets under management, states that tax avoidance is a key driver of inequality.4 Economic challenges have increased government concern about corporate tax avoidance, and 96% of US companies expect more tax disputes as governments become more rigorous in tax examinations.5

In October 2021, 136 countries agreed to a global tax reform framework.6 Further, in November 2021, the European Union approved a directive to implement public CbCR for large multinationals operating there.7

[1]	https://assets.kpmg/content/dam/kpmg/xx/pdf/2020/11/the-time-has-come.pdf

[2]	https://www.globalreporting.org/standards/media/2482/gri-207-tax-2019.pdf

[3]	https://www.globalreporting.org/standards/standards-development/sector-standard-for-oil-and-gas/

[4]	https://www.globalreporting.org/about-gri/news-center/backing-for-gri-s-tax-standard/

[5]	https://www2.deloitte.com/content/dam/Deloitte/global/Documents/Tax/gx-beps-global-survey-summary-results-2022.pdf

[6]	https://www.oecd.org/tax/international-community-strikes-a-ground-breaking-tax-deal-for-the-digital-age.htm

[7]	https://www.internationaltaxreview.com/article/b1vf7yc65qpzcd/this-week-in-tax-eu-on-track-for-public-cbcr-by-2023

144    ConocoPhillips

Item 9: Stockholder Proposal — Report on Tax Payments

ConocoPhillips does not disclose revenues or profits in non-US markets, nor foreign tax payments, with adequately disaggregated data, challenging investors’ ability to evaluate the risks of taxation reforms, or whether ConocoPhillips’s tax practices ensure long term value creation. Tax authorities across the globe have repeatedly challenged ConocoPhillips’s taxation approach, producing significant costs for the company.8 For example, in 2020, ConocoPhillips settled a $179 million tax bill with Vietnam.9 At the same time, ConocoPhillips is retreating from its transparency commitments, including by withdrawing from the Extractive Industries Transparency Initiative, limiting investor and public access to details about its payments to governments around the world.10

A GRI-compliant tax transparency report would bring ConocoPhillips in line with peer companies – including many in the oil, gas, and mining industries11 – who report using GRI 207.12 ConocoPhillips already reports CbCR information to OECD tax authorities privately, so any increased burden is negligible.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

WHAT DOES THE BOARD RECOMMEND?

The Board recommends you vote AGAINST this proposal for the following reasons:

ConocoPhillips already provides substantial tax disclosures related to the countries in which we operate and thus we believe the requested tax transparency report is unnecessary.

ConocoPhillips is in full compliance with all applicable tax laws and is committed to following all applicable disclosure rules, while not publicly disclosing confidential information unless required. We make tax disclosures through existing frameworks both voluntarily and in compliance with legally mandated reporting. This combination provides stockholders, tax authorities and the public with information on how ConocoPhillips conducts its tax affairs that is reliable, transparent, and informative. Our tax disclosures include the following:

●	We publish our Global Tax Policy[13] on our website, which outlines our approach to managing the company’s tax affairs including governance and compliance, risk management, transparency and relationships with tax authorities and our approach toward risk and tax planning.

●	We provide detailed information regarding our U.S. federal, state, and international income taxes and other tax related information in our annual and quarterly reports we publicly file with the Securities and Exchange Commission. In these reports, we publicly disclose our total worldwide corporate income tax paid and the corporate income tax expense attributable to U.S. federal, state, and foreign taxes. For fiscal year 2022, our worldwide corporate income tax expense was approximately $10 billion, which was 34% of our worldwide profit before tax. To the extent tax law changes pose a material risk to our business, we include disclosures detailing such risk in our filings with the SEC.

●	ConocoPhillips’ subsidiaries currently file statutory reports, which are publicly available, in Australia, Colombia, Malaysia, the Netherlands, Norway, Singapore, and the United Kingdom.

[8]	https://www.afr.com/markets/equity-markets/conocophillips-settles-tax-disputes-with-timorleste-20160218-gmwzg8;
https://law.justia.com/cases/federal/appellate-courts/ca10/12-5170/12-5170-2014-03-12.html;
https://tpguidelines.com/norway-vs-conocophillips-skandinavia-as-march-2022-court-of-appeal-case-no-lg-2021-38180/

[9]	https://www.theguardian.com/global-development/2018/aug/15/oil-firms-use-secretive-court-hearing-in-bid-to-stopvietnam-taxing-their-profits;
https://www.jtl.columbia.edu/bulletin-blog/unclear-regulations-and-opportunistic-behaviorcapital-gains-from-vietnamese-assets;
https://globalarbitrationreview.com/conoco-settles-tax-dispute-vietnam;
https://www.sec.gov/Archives/edgar/data/1163165/000119312520039954/d875559d10k.htm

[10]	https://eiti.org/news/conocophillips-ceases-be-eiti-supporting-company

[11]	https://www.hess.com/sustainability/how-we-operate/tax-practices;
https://reports.shell.com/tax-contributionreport/2020/our-tax-data.html;
https://s24.q4cdn.com/382246808/files/doc_downloads/2022/sustainability/newmont-2021-tax-report.pdf;
https://www.bp.com/en/global/corporate/sustainability/our-approach-to-sustainability/tax-transparency.html;
https://reports.shell.com/tax-contribution-report/2020/;
https://www.eni.com/assets/documents/eng/reports/2020/Countryby-Country-2020_ENG.pdf;
https://totalenergies.com/sites/g/files/nytnzq121/files/documents/2022-03/Tax_transparency_report_2019_2020.pdf

[12]	https://www.globalreporting.org/news/news-center/momentum-gathering-behind-public-country-by-country-tax-reporting/

[13]	https://www.conocophillips.com/sustainability/integrating-sustainability/sustainable-development-governance/policies- positions/global-tax-policy/

2023 Proxy Statement    145

Item 9: Stockholder Proposal — Report on Tax Payments

●	In Australia, the Commissioner of Taxation annually publishes the Report of Entity Tax Information which includes the income, taxable income and tax paid for large taxpayers, including ConocoPhillips’ wholly owned Australian subsidiaries and Australia Pacific LNG, in which we have an interest.

●	We provide annual country-by-country reports to tax authorities in 17 countries that have implemented the Organisation for Economic Co-operation & Development’s (“OECD”) Action 13 of its Base Erosion and Profit Shifting project. These reports include specific tax information by country, including revenue, taxes paid, taxes accrued, and number of employees, and are shared among tax authorities providing them information for appropriate use to undertake a risk assessment of our tax affairs. The countries implementing Action 13 are required to enforce confidentiality of the country-by-country reports, due to the reports’ competitively sensitive nature and the need to ensure appropriate use by the participants of the OECD agreement.

ConocoPhillips is committed to open and transparent engagement with government authorities in the jurisdictions where we operate. Our exit from EITI did not in any way reflect a retreat from our support of transparency. The current EITI countries where we are the operator, Norway and the U.K., have domestic laws for reporting that are already robust and highly transparent. For example, the Norwegian government publishes the total tax payments made by ConocoPhillips in Norway.

Expanding our current disclosures to include country-by-country tax reporting in accordance with the GRI Tax Standard is not consistent with market practice and could potentially force disclosure of sensitive information about our operations, putting us at a competitive disadvantage.

Reporting under the GRI Tax Standard would require providing additional granular data that the company does not believe is useful or informative to our investors. The stockholder proponent claims reporting under the GRI Tax Standard would bring ConocoPhillips in line with “peer companies — including many in the oil, gas, and mining industries” who they report are using this standard. There has not been widespread adoption of the GRI Tax Standard by U.S.-based companies or our peers. The companies cited by the stockholder proponent do not reference the GRI Tax Standard in their public disclosure, exclude one of the required items from GRI Tax Standard 207-4 (reasons for difference between corporate income tax accrued and statutory rate), and do not include any of the recommended items from GRI Tax Standard 207-4.

While we expect to comply with the ongoing initiatives in Europe, U.S., and Australia to publicly disclose certain payments to governments in the near future, we believe it would be premature to adopt the voluntary public disclosures prescribed by the GRI Tax Standard, as it would potentially force disclosure of sensitive information about our operations, putting us at a competitive disadvantage.

Providing disclosure solely on our rate of income tax distorts our overall contributions, including the other significant taxes we pay in the communities in which we operate.

Finally, we strive to make a significant difference in the communities where we operate. In the past ten years, ConocoPhillips has paid over $53 billion in current income and non-income taxes (e.g., property taxes, severance taxes, and payroll taxes). These cash taxes are paid to numerous jurisdictions around the world, supporting the public finances of the countries and communities where we operate.

For this reason, and others stated above, the Board recommends you vote AGAINST this proposal.

AGAINST	For the foregoing reasons, the Board recommends you vote AGAINST this proposal.

146    ConocoPhillips

Item 10: Stockholder Proposal — Report on Lobbying Activities

National Legal and Policy Center (NLPC), located at 107 Park Washington Court, Falls Church, Virginia 22046, has notified ConocoPhillips that they intend to present the following proposal at the Annual Meeting. NLPC has indicated that it holds the requisite number of shares of ConocoPhillips common stock in accordance with Rule 14a-8 requirements.

What am I Voting On?

Stockholders are being asked to vote on the following resolution:

RESOLVED: The shareholders request that ConocoPhillips Company provide a full, detailed disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether our lobbying is consistent with ConocoPhillips’s expressed goals and in shareholders’ best interests.

Shareholders request the Board prepare a report, updated annually disclosing:

1.   Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications;

2.   Payments by ConocoPhillips used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient;

3.   Description of the decision-making process and oversight by management and the Board for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation; (b) reflects a view on the legislation or regulation; and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation.

“Indirect lobbying” is lobbying engaged in by a trade association or other organization of which ConocoPhillips is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include lobbying at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and full details posted on the company’s website.

Supporting Statement

As shareholders we encourage transparency and accountability regarding staff time and corporate funds to influence legislation and regulation, both directly and indirectly.

ConocoPhillips’s lobbying expenditures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition, nor lobbying expenditures in states that do not require disclosure.

We appreciate the information on the company website and proxy on both political spending and lobbying, but the website disclosure is incomplete.

2023 Proxy Statement    147

Item 10: Stockholder Proposal — Report on Lobbying Activities

ConocoPhillips is a member of the Business Roundtable and the United Stated Chamber of Commerce, as well as several other industry groups, but does not disclose with specificity how much it contributes to each, nor portions each entity spends for lobbying.

It is an integrity and governance problem for ConocoPhillips when their trade associations lobby actively opposing ConocoPhillips’s positions. For example, ConocoPhillips is also a member of the American Petroleum Institute, which advocates for a carbon dioxide tax.

Absent a system of transparency and accountability for lobbying expenditures, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

Current disclosure is insufficient to allow the Company’s Board, its shareholders, and its current and prospective customers to fully evaluate its lobbying priorities.

There is currently no single source providing shareholders the information sought by this resolution.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

WHAT DOES THE BOARD RECOMMEND?

The Board recommends you vote AGAINST this proposal for the following reasons:

A separate report as required by the stockholder proposal would be largely duplicative and a waste ConocoPhillips’ resources.

ConocoPhillips already publishes its policies and a substantial amount of the information requested by the stockholder. Requiring us to prepare a separate report with this information would place an undue administrative burden on the company and would not provide meaningful additional information to stockholders. Multiple components of the special report requested within this proposal are already provided in our public disclosures, including payments for direct lobbying, as well as our policies, procedures, management oversight, and governance related to lobbying activities. ConocoPhillips also publishes information on our website regarding alignment with trade associations on major issues, lobbying, and grassroots activities, and political contributions to candidates and other political entities.

Our Board, acting through its Public Policy and Sustainability Committee (“PPSC”), provides oversight of ConocoPhillips’ direct, indirect, and grassroots lobbying efforts, and we describe our internal governance and internal review processes on the Political Support Policies & Procedures section of our website.

The PPSC has oversight of management’s annual reviews of our trade association and industry group memberships and the associated lobbying allocations. The PPSC also has oversight of management’s annual assessment of the political policies and contribution criteria for alignment with our core values. Furthermore, our employees that engage with trade associations through committee work are required to collaborate with a core group of internal functions to ensure those engagements are consistent with our public policy positions. These policies and procedures also serve to prevent any instance of resource mishandling by company executives, a concern expressed in the NLPC’s resolution.

148    ConocoPhillips

Item 10: Stockholder Proposal — Report on Lobbying Activities

ConocoPhillips complies with the federal and state reporting of lobbying activities and voluntarily posts additional information on our website.

Federal reports are filed quarterly with the Office of the Clerk of the U.S. House of Representatives and are viewable on its website at http://lobbyingdisclosure.house.gov/ and the U.S. Senate website at http://www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm. State lobbying disclosure requirements vary by jurisdiction, with some states publishing those reports on their respective websites. Additionally, we have engaged for many years in a measured and proactive outreach process with stockholders on voluntary trade association disclosure and transparency, which has enhanced our insight into concerns from a cross section of investors. This engagement has led to additional voluntary disclosures (posted on our website at www.conocophillips.com), which include:

●	Sharing examples of how we advocate aligned with our principles.

●	Describing ConocoPhillips’ political policies, procedures, and giving, which includes our policies on lobbying and grassroots related activities.

●	Maintaining a public list of the lobbying organizations we pay $50,000 or more to each year.

●	Enhancing our lobbying filings to be more descriptive.

●	Publishing our advocacy principles on issues such as carbon pricing and environmental justice.

●	Publishing a table of climate position alignment with our largest trade associations.

●	Adding links to our recent federal filings to enhance the ease of finding information.

The Board is confident that proper governance and oversight is in place to ensure that ConocoPhillips’ direct and indirect lobbying activities remain aligned with the company and its stockholders’ long-term interests and that its existing reporting provides appropriate transparency and accountability. At the annual meeting in 2022, consistent with the recommendation of our Board at that time, our stockholders did not approve a stockholder proposal requesting ConocoPhillips to prepare an additional report on lobbying activities. After careful consideration, for the reasons stated herein, the Board again recommends you vote AGAINST this proposal.

AGAINST	For the foregoing reasons, the Board recommends you vote AGAINST this proposal.

2023 Proxy Statement    149

Submission of Future Stockholder Proposals and Nominations

Rule 14A-8 Stockholder Proposals

Under SEC rules, if you want us to include a proposal in our proxy statement for the 2024 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal by December 5, 2023. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act.

Proxy Access Nominations

Under our proxy access By-Law, a stockholder or a group of up to 20 stockholders, owning at least three percent of our stock continuously for at least three years and complying with the other requirements set forth in the By-Laws, may nominate up to two individuals (or 20 percent of the Board, if greater) for election as a director at an annual meeting and have those nominees included in our proxy statement. Any proxy access nomination notice for our 2024 proxy statement must be delivered to the Corporate Secretary between November 5, 2023, and December 5, 2023.

Other Proposals/Nominations Under the Advance Notice By-Law

Under our By-Laws and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a director (other than proxy access nominations) at an annual or special meeting or to introduce an item of business at an annual meeting.

These procedures require proposing stockholders to submit the proposed nominee or item of business by delivering a notice to the Corporate Secretary. Assuming our 2023 Annual Meeting convenes as currently scheduled, we must receive notices for the 2024 Annual Meeting between January 17, 2024 and February 16, 2024.

In addition to satisfying the foregoing requirements under ConocoPhillips’ By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for the 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 18, 2024.

How to Reach Our Corporate Secretary

Any notice or request that you wish to deliver to our Corporate Secretary should be sent to the following address: Corporate Secretary, ConocoPhillips, P.O. Box 4783, Houston, TX 77210-4783.

As required by Article II of our By-Laws, a notice of a proposed nomination must include information about the nominating stockholder(s) and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder. You can obtain a copy of ConocoPhillips’ By-Laws by writing the Corporate Secretary or on our website under “Investors > Corporate Governance.”

150    ConocoPhillips

Available Information and Q&A About the Annual Meeting and Voting

Available Information

SEC rules require us to provide an annual report to stockholders who receive this Proxy Statement. Additional printed copies of the annual report, as well as our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of our Board committees, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to the ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77252-2197 or via our website at www.conocophillips.com. We will furnish the exhibits to our Annual Report upon payment of our copying and mailing expenses.

Attending the Annual Meeting

Who can attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a ConocoPhillips stockholder at the close of business on March 20, 2023, or you hold a valid proxy.

Admission Ticket Required: Anyone who attends the Annual Meeting must be pre-registered and obtain an admission ticket in advance.

Advance Registration — Admission Tickets

Your proxy card or a legal proxy is not an admission ticket. To obtain an admission ticket, go to www.proxyvote.com. You will need your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form, or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023. If you have questions about admission to the Annual Meeting, please call 844-318-0137 (Toll-free) or 925-331-6070 (International Toll-free). Requests for admission tickets will be processed in the order received.

Please note that you will need your admission ticket to be admitted to the Annual Meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

2023 Proxy Statement    151

Available Information and Q&A About the Annual Meeting and Voting

Stockholders must provide us with advance written notice if they intend to have a legal proxy (other than the persons appointed as proxies on the ConocoPhillips proxy card) or a qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Central Time on May 10, 2023 in order to allow enough time for the issuance of an admission ticket to such person.

Without an admission ticket, you will not be able to attend the Annual Meeting.

What can I expect on the day of the Annual Meeting?

Registration will begin at 8:00 a.m. Central Time. We encourage you to arrive early to avoid crowding and ensure plenty of time to complete the registration process before the Annual Meeting begins. Persons who have not completed registration by the time the Annual Meeting begins will not be permitted to enter the Annual Meeting.

You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification will not be permitted to attend the Annual Meeting.

Please note that cameras, video and audio recording equipment, and other similar electronic devices, as well as large bags (including backpacks, handbags, and briefcases) and packages will need to be checked at the door. Additionally, we may impose additional restrictions on items that must be checked at the door as well as on the conduct of the meeting. To ensure the safety of all persons, attendees and bags will be subject to screening, including the use of x-ray screening where available, and may also be subject to additional security inspections.

What is the Annual Meeting website and how can I access it?

All stockholders can visit the Annual Meeting website at www.conocophillips.com/annualmeeting.

On our Annual Meeting website, you can vote your proxy, submit questions in advance of the Annual Meeting, view a live webcast of the Annual Meeting, access copies of our Proxy Statement and Annual Report and other information about ConocoPhillips, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.

Stockholders of Record and Beneficial Stockholders: Know Which One You Are

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our registrar and transfer agent, you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” or “street name” holder of those shares.

What is a broker non-vote?

Brokers may use their discretion to vote shares held in street name on matters considered “routine” under NYSE rules. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners. Shares that are not voted on non-routine matters are called broker non-votes.

152    ConocoPhillips

Available Information and Q&A About the Annual Meeting and Voting

Who Can Vote and How

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 20, 2023. Each share of common stock is entitled to one vote. As of March 20, 2023, we had [●] shares of common stock outstanding and entitled to vote.

How do I vote?

Stockholders of Record: You can vote either in person at the meeting or by proxy. If you vote by proxy, you still are entitled (but not required) to attend the meeting. Even if you plan to attend the meeting, we encourage you to vote your shares in advance.

This Proxy Statement, the accompanying proxy card, and our 2022 Annual Report are being made available to stockholders online at www.proxyvote.com.

Vote your shares as follows. In all cases, have your proxy card in hand.

Beneficial Stockholders: If you hold your ConocoPhillips stock in street name, your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voting instruction card carefully. Please provide your voting instructions so your vote can be counted on all matters to be considered at the meeting.

By Mailing Your Proxy Card If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope.	By Telephone (800) 690-6903 Dial toll-free 24/7	By Internet Using Your Computer Visit 24/7 www.proxyvote.com

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must do one of the following:

●	Vote online (instructions are in the email sent to you or on the notice and access form);

●	Vote by telephone (instructions are on the notice and access form); or

●	If you received a hard copy of your proxy materials, fill out the enclosed voting instruction card, date and sign it, and return it in the enclosed postage-paid envelope.

You will receive a separate voting instruction card for each employee benefit plan under which you hold stock. Please pay close attention to the deadline for returning your voting instruction card to the plan trustee. Different plans may have different deadlines.

What if I am a stockholder of record and return my proxy but do not vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” each of the director nominees listed on the card, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm, “FOR” the approval of the compensation of our Named Executive Officers, “FOR” the adoption of an amended and restated certificate of incorporation to eliminate supermajority provisions, “FOR” the approval of the 2023 Omnibus Stock and Performance Incentive Plan, and “AGAINST” the stockholder proposals numbered 7 through 10. The Board has elected to make no recommendation regarding frequency on the advisory vote on the compensation of ConocoPhillips’ Named Executive Officers. Where no instruction is given on this proposal, no vote will be made by the persons named as proxy holders on the proxy card.

2023 Proxy Statement    153

Available Information and Q&A About the Annual Meeting and Voting

Will my shares be voted if I do not provide my proxy and do not participate in the Annual Meeting?

If you are a record owner and do not provide a proxy or vote your shares during the meeting, your shares will not be voted.

If you hold your shares in street name, your broker has the authority to vote your shares for certain routine matters even if you do not provide voting instructions. This year, only the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2023 is considered a routine matter. If you do not give your broker instructions on how to vote your shares on other matters, the broker cannot vote on those proposals, resulting in a broker non-vote.

As more fully described on your proxy card, if you hold your shares through certain ConocoPhillips employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) may be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted in determining whether a quorum is present. Otherwise, broker non-votes will have no effect on the vote for any proposal. In contrast, abstentions will have the same effect as a vote “AGAINST” a proposal.

Can I change my vote?

You can change your vote at any time before the polls close at the Annual Meeting. You can do this by:

●	Voting again by telephone or over the Internet prior to 11:59 p.m. EDT on May 15, 2023;

●	Signing another proxy card with a later date and returning it to us prior to the meeting; or

●	Voting again during the meeting.

Who counts the votes?

We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast by ballot. James D. Gaughan of GaughanADR has been appointed to act as Inspector of Election.

When will the voting results be announced?

We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

Will my vote be confidential?

All stockholder proxies, ballots, and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to management.

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Business to Take Place at the Meeting

How many votes must be present to hold the Annual Meeting?

In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 20, 2023 must be present at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you participate in the meeting and vote electronically, or if you properly return a proxy by Internet, telephone, or mail.

What are my voting choices for each of the proposals to be voted on at the 2023 Annual Meeting of Stockholders and how does the Board recommend I vote my shares?

1	Election of 13 Directors

● vote in favor of all nominees; ● vote in favor of specific nominees; ● vote against all nominees; ● vote against specific nominees; For information, see page 17.	● abstain from voting with respect to all nominees; or ● abstain from voting with respect to specific nominees.	The Board recommends you vote FOR each nominee standing for election as director.	FOR

2	Ratification of Independent Registered Public Accounting Firm

● vote in favor of the ratification; ● vote against the ratification; or ● abstain from voting on the ratification. For information, see page 56.	The Audit and Finance Committee recommends you vote FOR the ratification.	FOR

3	Advisory Approval of the Compensation of the Named Executive Officers

● vote in favor of the advisory proposal; ● vote against the advisory proposal; or ● abstain from voting on the advisory proposal. For information, see page 58.	The Board recommends you vote FOR the advisory approval of executive compensation.	FOR

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Available Information and Q&A About the Annual Meeting and Voting

4	Advisory Vote on Frequency of Advisory Vote on Executive Compensation

● vote in favor of one year; ● vote in favor of two years; ● vote in favor of three years; or ● abstain from voting on the advisory proposal. For information, see page 59.	The Board expects to hold say on pay votes in the future in accordance with the alternative that receives the most stockholder support.

5	Adoption of Amended and Restated Certificate of Incorporation

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 128.	The Board recommends you vote FOR the adoption of the Amended and Restated Certificate of Incorporation.	FOR

6	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 130.	The Board recommends you vote FOR the approval of the 2023 Omnibus Plan.	FOR

7	Stockholder Proposal: Independent Board Chairman*

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 138.	The Board recommends you vote AGAINST this proposal.	AGAINST

8	Stockholder Proposal: Share Retention Until Retirement*

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 142.	The Board recommends you vote AGAINST this proposal.	AGAINST

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9	Stockholder Proposal: Report on Tax Payments*

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 144.	The Board recommends you vote AGAINST this proposal.	AGAINST

10	Stockholder Proposal: Report on Lobbying Activities*

● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal. For information, see page 147.	The Board recommends you vote AGAINST this proposal.	AGAINST

*	We will provide the share ownership of the primary filers submitting these proposals promptly upon a stockholder’s request.

Which proposals to be voted on at the meeting are considered “routine” and which are “non-routine”?

The ratification of Ernst & Young LLP as our independent registered public accounting firm for 2023 is the only routine matter to be presented at the Annual Meeting, and the only matter on which brokers may vote on behalf of beneficial owners who have not provided voting instructions.

All other matters to be presented at the Annual Meeting are non-routine. Brokers will not be allowed to vote on these other proposals without specific voting instructions from beneficial owners.

How many votes are needed to approve each of the proposals?

Each director nominee requires the affirmative “FOR” vote of a majority of the votes cast at the Annual Meeting. Approval of Proposal 5 requires the affirmative vote of the holders of not less than 80 percent of the outstanding shares of ConocoPhillips’ common stock entitled to vote on this matter. With respect to the advisory vote on the frequency of the vote on the compensation of our Named Executive Officers, the Board expects that it will adopt the frequency receiving the highest number of votes. All other proposals submitted require the affirmative “FOR” vote of a majority of those shares present or represented by proxy at the meeting and entitled to vote on the proposal.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters to be presented at the meeting. If any matters are properly brought before the Annual Meeting, the individuals named in your signed proxy are authorized to vote in accordance with their best judgment.

Is there a policy about attendance by directors at the Annual Meeting?

Directors are expected to attend the Annual Meeting of Stockholders. All of the individuals who were seeking reelection attended the 2022 annual meeting.

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Available Information and Q&A About the Annual Meeting and Voting

Proxies

Who is soliciting my proxy?

The Board of Directors of ConocoPhillips is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders.

How can I revoke my proxy?

You can revoke your proxy by sending written notice of revocation to our Corporate Secretary so that it is received prior to the close of business on May 15, 2023.

What is the cost of this proxy solicitation?

Our directors, officers, and employees may solicit proxies by mail, by email, by telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired Alliance Advisors to assist us in soliciting proxies, which it may do by mail, telephone, or in person. We anticipate paying Alliance Advisors a fee of $20,000, plus expenses.

Ways to Get Our Proxy Statement and Annual Report

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This Proxy Statement, the accompanying proxy card, and our 2022 Annual Report are available to stockholders online at www.proxyvote.com.

Most stockholders can elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail. If you are a record owner of ConocoPhillips stock, you can choose this option and save us the cost

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of producing and mailing these documents by following the instructions on your proxy card or those provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock in street name, please refer to the information provided by your broker for instructions on how to elect to view future proxy statements and annual reports electronically.

If you choose to view future proxy statements and annual reports electronically, you will receive a Notice of Internet Availability next year in the mail containing the applicable Internet address. Your choice will remain in effect unless you change it; you do not have to elect Internet access each year. If you change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by phone at (800) 579-1639, by email at sendmaterial@proxyvote.com, and online at www.proxyvote.com. You will need the 16-digit control number located on your Notice of Internet Availability to request a package. You will also have an opportunity to request future proxy statements and annual reports by mail.

Why Did My Household Receive a Single Set of Proxy Materials?

SEC rules permit us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This benefits both you and ConocoPhillips, as it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by phone at (800) 579-1639, online at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

If you hold your stock in street name, you may receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings on request. You may need to contact your broker directly if you want to discontinue duplicate mailings to your household.

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Appendix A

Non-GAAP Financial Measures

Return on Capital Employed (ROCE)

Return on capital employed (ROCE) is a measure of the profitability of the company’s capital employed in its business operations compared with that of its peers. The company calculates ROCE as a ratio, the numerator of which is net income, and the denominator of which is average total equity plus average total debt. The net income is adjusted for after-tax interest expense, for the purposes of measuring efficiency of debt capital used in operations; net income is also adjusted for non-operational or special items impacts to allow for comparability in the long-term view across periods. The company believes ROCE is a good indicator of long-term company and management performance as it relates to capital efficiency, both absolute and relative to the company’s primary peer group.

Cash from Operations (CFO)

Cash from operations (CFO) is calculated by removing the impact from operating working capital from cash provided by operating activities. The company believes that the non-GAAP measure cash from operations is useful to investors to help understand changes in cash provided by operating activities excluding the impact of working capital changes across periods on a consistent basis and with the performance of peer companies in a manner that, when viewed in combination with the company’s results prepared in accordance with GAAP, provides a more complete understanding of the factors and trends affecting the company’s business and performance.

Adjusted Earnings

Adjusted Earnings is calculated by removing the impact of special items from reported earnings. Special items are items that management believes are unusual or nonrecurring and not indicative of our core operating results or business outlook over the long term. Management believes adjusted earnings is useful to investors in evaluating our operating results, understanding our operating trends across periods on a consistent basis, and providing comparability with the performance of peer companies.

Adjusted EPS

Adjusted EPS is a measure of the company’s diluted net earnings per share excluding special items. Special items are items that management believes are unusual or nonrecurring and not indicative of our core operating results or business outlook over the long term. Management believes adjusted earnings per share is useful to investors in evaluating our operating results, understanding our operating trends across periods on a consistent basis and providing comparability with the performance of peer companies.

Free Cash Flow

Free Cash Flow is defined as cash from operations net of capital expenditures and investments. The company believes free cash flow is useful to investors in understanding how existing cash from operations is utilized as a source for sustaining our current capital plan and future development growth. Free cash flow is not a measure of cash available for discretionary expenditures since the company has certain non-discretionary obligations such as debt service that are not deducted from the measure.

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Appendix A

Non-GAAP Reconciliations

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO CASH FROM OPERATIONS (“CFO”) TO FREE CASH FLOW

	For the Year Ended	For the Year Ended	For the Year Ended
$ Millions, Except as Indicated	12/31/2020	12/31/2021	12/31/2022
Net Cash Provided by Operating Activities	4,802	16,996	28,314
Adjustments:
Net operating working capital changes	(372)	1,271	(234)
Cash from operations	5,174	15,725	28,548
Capital expenditures and investments	(4,715)	(5,324)	(10,159)
Free Cash Flow	459	10,401	18,389

RECONCILIATION OF EARNINGS TO ADJUSTED EARNINGS AND EPS TO ADJUSTED EPS

	For the Year Ended
	12/31/2022
$ Millions, except as indicated	Pre-tax	Income tax	After-tax	Per share of common stock (dollars)
Consolidated
Earnings (loss)			18,680	14.57
Adjustments:
(Gain) loss on asset sales	(968)	200	(768)	(0.59)
Tax adjustments	—	(531)	(531)	(0.42)
(Gain) loss on CVE Shares	(251)	—	(251)	(0.19)
(Gain) loss on debt extinguishment and exchange fees	(44)	52	8	0.00
Transaction and restructuring expenses	28	(8)	20	0.01
(Gain) loss on FX derivative	10	(2)	8	0.00
Pending Claims and settlements	67	8	75	0.06
Exploration Expenses	129	(30)	99	0.08
Adjusted earnings (loss)			17,340	13.52

RECONCILIATION OF RETURN ON CAPITAL EMPLOYED (ROCE)

For the Year Ended
$ Millions, Except as Indicated	12/31/2022
Numerator
Net Income Attributable to ConocoPhillips	18,680
Adjustment to exclude special items	(1,340)
After-tax interest expense	641
ROCE Earnings	17,981
Denominator
Average total equity(1)	48,801
Average total debt(2)	17,742
Average capital employed	66,543
ROCE (percent)	27%
(1)	Average total equity is the average of beginning and ending total equity by quarter.
(2)	Average total debt is the average of beginning and ending long-term debt and short-term debt by quarter.

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Appendix A

Other Measures

Resources

Based on the Petroleum Resources Management System, a system developed by industry that classifies recoverable hydrocarbons into commercial and sub-commercial to reflect their status at the time of reporting. Proved, probable, and possible reserves are classified as commercial, while remaining resources are categorized as sub-commercial or contingent. The company’s resource estimate includes volumes associated with both commercial and contingent categories. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

Cost of Supply

Cost of supply is the WTI equivalent price that generates a 10 percent after-tax return on a point-forward and fully burdened basis. Fully burdened includes capital infrastructure, foreign exchange, price-related inflation, G&A, and carbon tax (if currently assessed). If no carbon tax exists for the asset, carbon pricing aligned with internal energy scenarios is applied. All barrels of resource in the cost of supply calculation are discounted at 10 percent.

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Appendix B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF CONOCOPHILLIPS

FIRST: The name of the Corporation is ConocoPhillips (hereinafter the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

FOURTH: A. AUTHORIZED SHARES. The total number of shares of stock that the Corporation shall have authority to issue is 3,000,000,000 (three billion) of which (i) 2,500,000,000 (two billion, five hundred million) shares shall be shares of Common Stock, par value $.01 per share (the “Common Stock”), and (ii) 500,000,000 (five hundred million) shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”). The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

PREFERRED STOCK. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, and the voting powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The voting powers, preferences and relative, participating, optional and other special rights, if any, of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

COMMON STOCK.

Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation (“Certificate of Incorporation”), holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions.

i. At every meeting of the stockholders of the Corporation every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in his or her name on the transfer books of the Corporation in connection with the election of directors and all other matters submitted to a vote of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the DGCL.

The affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock shall be required to alter, amend or adopt any provision inconsistent with or repeal Article FIFTH, Article SEVENTH or Article NINTH or any provision of this paragraph (C)(2)(b), and the affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock, acting on the unanimous recommendation of the entire Board

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Appendix B

of Directors, shall be required to alter, amend or adopt any provision inconsistent with or repeal Article FIRST. “Voting Stock” shall mean the then outstanding shares of capital stock entitled to vote generally on the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any such dividend arrearages.

Every reference in this Certificate of Incorporation to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of Voting Stock shall refer to such majority or other proportion of the votes to which such shares of Voting Stock are entitled.

At any meeting of stockholders, the presence in person or by proxy of the holders of shares of capital stock entitled to cast a majority of all the votes which could be cast at such meeting by the holders of all of the outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum.

In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock. For purposes of this paragraph (C)(3), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

ii. All rights to vote and all voting power (including, without limitation thereto, the right to elect directors) shall be vested exclusively in the holders of Common Stock, except as otherwise expressly provided in this Certificate of Incorporation, in a Certificate of Designation with respect to any Preferred Stock or as otherwise expressly required by applicable law.

No stockholder shall be entitled to exercise any right of cumulative voting.

FIFTH: A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The total number of directors constituting the entire Board shall be not less than six nor more than twenty as determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. Effective at the annual meeting of stockholders scheduled to be held in 2009 and at each annual meeting of stockholders thereafter, all director nominees shall stand for election to terms expiring at the next succeeding annual meeting, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to prior death, resignation, removal or departure from the Board of Directors for other cause. The term of each director serving as of and immediately following the date of the 2008 annual meeting of stockholders shall expire at the next annual meeting of stockholders after such date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting of stockholders. Unless otherwise required by law, any vacancy on the Board of Directors or newly created directorship may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election and until their successors are duly elected and qualified, or until their earlier death, resignation, removal or departure from the Board of Directors for other cause.

Notwithstanding the foregoing, whenever the holders of outstanding shares of one or more series of Preferred Stock are entitled to elect a director or directors of the Corporation separately as a series or together with one or more other series pursuant to a resolution of the Board of Directors providing for the establishment of such series, such director or directors shall not be subject to the foregoing provisions of this Article FIFTH, and the election, term of office, removal and filling of vacancies in respect of such director or directors shall be governed by the resolution of the Board of Directors so providing for the establishment of such series and by applicable law.

B. Subject to applicable law, any director or the entire Board of Directors may be removed with or without cause, such removal to be by the affirmative vote of the shares representing at least a majority of the votes entitled to be cast by the Voting Stock.

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Appendix B

Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

There shall be no limitation on the qualification of any person to be a director or on the ability of any director to vote on any matter brought before the Board or any Board committee, except (i) as required by applicable law, (ii) as set forth in this Certificate of Incorporation or (iii) any By-Law adopted by the Board of Directors with respect to the eligibility for election as a director or the qualification for continuing service as a director upon reaching a specified age or, in the case of employee directors, with respect to the qualification for continuing service of directors upon ceasing employment from the Corporation.

Except as (i) required by applicable law or (ii) set forth in this Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.

The following provisions are inserted for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

The By-Laws of the Corporation may be adopted, altered, amended or repealed (i) by the affirmative vote of the shares representing a majority of the votes entitled to be cast by the Voting Stock; PROVIDED, HOWEVER, that any proposed alteration, amendment or repeal of, or the adoption of any By-Law inconsistent with, Section 3, 7, 10 or 11 of Article II of the By-Laws or Section 1, 2 or 11 of Article III of the By-Laws or Section 4, 5 or 12 of Article IV of the By-Laws (in each case, as in effect on the date hereof), or the alteration, amendment or the repeal of, or the adoption of any provision inconsistent with this sentence, by the stockholders shall require the affirmative vote of shares representing not less than 80% of the votes entitled to be cast by the Voting Stock; and PROVIDED, FURTHER, HOWEVER, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, amendment, repeal or adoption of the new By-Law or By-Laws must be contained in the notice of such special meeting, or (ii) by action of the Board of Directors of the Corporation except as otherwise specified in Section 12 of Article IV of the By-Laws.

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; PROVIDED, HOWEVER, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

SEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of such holders and may not be effected by a consent in writing by such holders in lieu of such a meeting. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of (i) the Board of Directors pursuant to a resolution stating the purpose or purposes thereof ~~or by,~~ (ii) the Chairman of the Board of Directors of the Corporation a~~nd any power of stockholders to call a special meeting is specifically denied~~, or (iii) the Secretary of the Corporation at the written request, in accordance with and subject to the By-Laws, of stockholders holding continuously for at least one (1) year an aggregate net long position of not less than 20% of the Voting Stock. No business other than that stated in the notice of such meeting shall be transacted at any special meeting.

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Appendix B

EIGHTH: A. Subject to Section 253 of the DGCL, in addition to any affirmative vote that may be required by law, this Certificate of Incorporation or the By-Laws of the Corporation, and except as otherwise expressly provided in paragraph (B) of this Article EIGHTH:

any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into (A) any Related Person or (B) any Person that is an Affiliate of a Related Person; or

any sale, lease, exchange, transfer or other disposition by the Corporation to any Related Person or any Affiliate of any Related Person of all or substantially all of the assets of the Corporation; or

any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation for which the approval of shareholders of the Corporation is otherwise required, or any merger, consolidation or share exchange of the Corporation with any of its subsidiaries for which the approval of shareholders of the Corporation is otherwise required, which has the effect, either directly or indirectly, of increasing by more than 1% the proportionate share of the Common Stock or Voting Stock Beneficially Owned by any Related Person or any Affiliate of any Related Person; or

any dissolution of the Corporation voluntarily caused or proposed by or on behalf of a Related Person or any Affiliate of any Related Person, shall require the affirmative vote of shares representing (x) not less than 80% of the votes entitled to be cast by the Voting Stock and (y) not less than 66-2/3% of the votes entitled to be cast by the Voting Stock not Beneficially Owned, directly or indirectly, by any Related Person, with respect to such Business Combination. Such affirmative vote shall be required, notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, elsewhere in this Certificate of Incorporation, in the By-Laws of the Corporation or in any agreement with any national securities exchange or otherwise.

B. The provisions of paragraph (A) shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, the By-Laws of the Corporation and any other provision of the Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs (B)(i) and (B)(ii) are met:

the cash, property, securities or other consideration to be received per share by each holder of any outstanding class or series of Voting Stock in the Business Combination is, with respect to each such class or series, either (A) the same in form and amount per share as the highest consideration paid by the Related Person in a tender or exchange offer in which such Related Person acquired at least 50% of the outstanding stock of such class or series of Voting Stock and which was consummated not more than one year prior to the date of such Business Combination, or if earlier, the entering into of a definitive agreement providing therefor or (B) not less in amount (as to cash) or Fair Market Value (as to consideration other than cash) as of the date of the determination of the Highest Per Share Price (as to property, securities or other consideration) than the Highest Per Share Price applicable to such class or series of shares of Voting Stock; PROVIDED THAT, in the event of any Business Combination in which the Corporation survives, any shares retained by the holders thereof shall constitute consideration other than cash for purposes of this paragraph (B)(i); or

a majority of the Continuing Directors shall have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person.

In the case of any Business Combination with a Related Person to which paragraph (B)(ii) above does not apply, a majority of the Continuing Directors, promptly following the request of a Related Person, shall determine the Highest Per Share Price for each class or series of stock of the Corporation. Such determination shall be announced not less than five days prior to the meeting at which holders of shares vote on the Business Combination. Such determination shall be final, unless the Related Person becomes the Beneficial Owner of additional shares of Common Stock after the date of the earlier determination, in which case the Continuing Directors shall make a new determination as to the Highest Per Share Price for each class or series of shares prior to the consummation of the Business Combination.

A Related Person shall be deemed to have acquired a share at the time that such Related Person became the Beneficial Owner thereof. With respect to shares owned by Affiliates, Associates and other Persons whose ownership is attributable to a Related Person, if the price paid by such Related Person for such shares is not determinable by a majority of the Continuing Directors, the price so paid shall be deemed to be the higher of (i) the price paid upon the acquisition thereof by the Affiliate, Associate or other Person or (ii) the Share Price of the shares in question at the time when the Related Person became the Beneficial Owner thereof.

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Appendix B

For purposes of this Article EIGHTH and notwithstanding anything to the contrary set forth in this Certificate of Incorporation:

The term “Affiliate,” used to indicate a relationship to a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

The term “Associate,” used to indicate a relationship with a specified Person, shall mean (A) any corporation, partnership, limited liability company, association, joint venture or other organization (other than the Corporation or any wholly owned subsidiary of the Corporation) of which such specified Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities; (B) any trust or other estate in which such specified Person has a beneficial interest of 10% or more or as to which such specified Person serves as trustee or in a similar fiduciary capacity; (C) any Person who is a director or officer of such specified Person or any of its parents or subsidiaries (other than the Corporation or any wholly owned subsidiary of the Corporation); and (D) any relative or spouse of such specified Person or of any of its Associates, or any relative of any such spouse, who has the same home as such specified Person or such Associate.

A Person shall be a “Beneficial Owner” of any stock (A) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (B) which such Person or any of its Affiliates or Associates has, directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (C) which is beneficially owned, directly or indirectly, by any other Person, with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such stock; or (D) of which such Person would be the Beneficial Owner pursuant to the terms of Rule 13d-3 of the Exchange Act, as in effect on September 30, 1998. Stock shall be deemed “Beneficially Owned” by the Beneficial Owner or Owners thereof.

The term “Business Combination” shall mean any transaction which is referred to in any one or more of clauses (i) through (iv) of paragraph (A) of this Article EIGHTH.

The term “Continuing Director” shall mean, with respect to a Business Combination with a Related Person, any director of the Corporation who is unaffiliated with the Related Person and was a director prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended or nominated to succeed a Continuing Director by a majority of the Continuing Directors. Without limiting the generality of the foregoing, a director shall be deemed to be affiliated with a Related Person if such director (A) is an officer, director, employee or general partner of such Related Person; (B) is an Affiliate or Associate of such Related Person; (C) is a relative or spouse of such Related Person or of any such officer, director, general partner, Affiliate or Associate; (D) performs services, or is a member, employee, greater than 5% stockholder or other equity owner of any organization (other than the Corporation and its subsidiaries) which performs services for such Related Person or any Affiliate of such Related Person, or is a relative or spouse of any such Person; or (E) was nominated for election as a director by such Related Person.

The term “Fair Market Value” shall mean, in the case of securities, the average of the closing sales prices during the 30-day period immediately preceding the date in question of such security on the principal United States securities exchange registered under the Exchange Act on which such security is listed (or the composite tape therefor) or, if such securities are not listed on any such exchange, the average of the last reported sales price (if so reported) or the closing bid quotations with respect to such security during the 30-day period preceding the date in question on the New York Stock Exchange or, if no such quotations are available, the fair market value on the date in question of such security as determined in good faith by a majority of the Continuing Directors; and in the case of property other than cash or securities, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

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The term “Highest Per Share Price” shall mean, with respect to a Related Person, the highest price that can be determined to have been paid or agreed to be paid for any share or shares of any class or series of Voting Stock by such Related Person in a transaction that either (1) resulted in such Related Person’s Beneficially Owning 15% or more of such class or series of Voting Stock outstanding or (2) was effected at a time when such Related Person Beneficially Owned 15% or more of such class or series of Voting Stock outstanding, in either case occurring not more than one year prior to the date of the Business Combination. In determining the Highest Per Share Price, appropriate adjustment will be made to take into account (w) distributions paid or payable in stock, (x) subdivisions of outstanding stock, (y) combinations of shares of stock into a smaller number of shares and (z) similar events.

The term “Person” shall mean any individual, corporation, limited liability company, association, partnership, joint venture, trust, estate or other entity or organization.

The term “Related Person” shall mean any Person (other than the Corporation or any subsidiary of the Corporation and other than any profit sharing, employee ownership or other employee benefit plan of the Corporation or any subsidiary of the corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which (A) is the Beneficial Owner of 15% or more of any class or series of Voting Stock outstanding; or (B) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner of 15% or more of any class or series of Voting Stock outstanding. For the purposes of determining whether a Person is a Related Person, the number of shares of any class or series deemed to be outstanding shall include shares of such class or series of which the Person is deemed the Beneficial Owner, but shall not include any other shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, otherwise.

Nothing contained in this Article EIGHTH shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

Notwithstanding any other provision of this Certificate of Incorporation (and notwithstanding that a lesser percentage may be specified by law), the affirmative vote of shares representing (x) not less than 80% of the votes entitled to be cast by the Voting Stock voting together as a single class and (y) not less than 66-2/3% of the votes entitled to be cast by the Voting Stock not Beneficially Owned, directly or indirectly, by any Related Person shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article EIGHTH.

NINTH: To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

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Appendix C

2023 OMNIBUS STOCK AND PERFORMANCE

INCENTIVE PLAN OF CONOCOPHILLIPS

(As Established Effective May 16, 2023)

RECITALS

ConocoPhillips, a Delaware Corporation (the “Company”), has established and maintained the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, effective May 13, 2014 (together with other stock incentive plans established and maintained by ConocoPhillips or its subsidiaries or predecessors under which compensatory awards are outstanding or under which shares have been reserved but not yet used, such plans being set forth in the definition in Section 3 as the “Prior Plans”).

Effective May 26, 2023, upon shareholder approval, ConocoPhillips hereby establishes the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Plan”). As of the effective date of the Plan, no new awards shall be granted under the Prior Plans.

1.	Plan. The Plan is adopted by the Company to reward certain Employees and Non-employee Directors of the Company and its Subsidiaries (as defined below) by providing for certain cash benefits and by enabling them to acquire shares of Common Stock.

2.	Objectives. The purpose of the Plan is to further the interests of the Company, its Subsidiaries, and its shareholders by providing incentives in the form of Awards (as defined below) to Employees and Non-employee Directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such participants in the Company’s continued success and progress. The Plan will also enable the Company and its Subsidiaries to attract and retain high-quality employees and directors.

3.

Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

“Award” means an Employee Award or a Director Award.

“Award Agreement” means one or more Employee Award Agreements or Director Award Agreements, which agreements may be in electronic form, at the Company’s discretion.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Board Adoption Date” means February 15, 2023, the date the Plan was adopted by the Board.

“Cause” shall have the meaning ascribed thereto in the applicable Award Agreement.

“Change of Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee or any committee designated pursuant to Section 7.

“Common Stock” means shares of common stock, par value $.01 per share, of ConocoPhillips or any successor securities to such shares.

“Compensation Committee” means the Human Resources and Compensation Committee of the Board or any successor committee of the Board that is designated by the Board to administer certain portions of the Plan.

“Director” means an individual serving as a member of the Board.

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“Director Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Non-employee Director setting forth the terms, conditions, and limitations applicable to a Director Award.

“Equivalents” means, with respect to Restricted Stock Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries or an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions, and limitations applicable to an Employee Award.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the relevant time (as determined under procedures established by the Committee), (B) if the Common Stock is not so listed but is publicly traded, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTC Markets Group Inc., or (C) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose in accordance with the requirements of section 409A of the Code, or (ii) if applicable and taking into account the requirements of section 409A of the Code, the price per share as determined in accordance with the terms, conditions, and limitations set forth in an Award Agreement, or (iii) if applicable and taking into account the requirements of section 409A of the Code, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.

“Good Reason” shall have the meaning ascribed thereto in the applicable Award Agreement.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in section 422 of the Code.

“Non-employee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee or a Director to whom an Award has been granted under the Plan.

“Performance Award” means an award made pursuant to the Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

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“Prior Plans” means the following plans (none of which have shares available for new awards after the Shareholder Approval Date of the Plan):

1.	1986 Stock Plan of Phillips Petroleum Company

2.	1990 Stock Plan of Phillips Petroleum Company

3.	Annual Incentive Compensation Plan of Phillips Petroleum Company

4.	Incentive Compensation Plan of Phillips Petroleum Company

5.	Omnibus Securities Plan of Phillips Petroleum Company

6.	Phillips Petroleum Company Stock Plan for Non-Employee Directors

7.	2002 Omnibus Securities Plan of Phillips Petroleum Company

8.	1998 Stock and Performance Incentive Plan of ConocoPhillips

9.	1998 Key Employee Stock Performance Plan of ConocoPhillips

10.	Burlington Resources Inc. 1993 Stock Incentive Plan

11.	Burlington Resources Inc. 1997 Stock Incentive Plan

12.	Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors

13.	Burlington Resources Inc. 2002 Stock Incentive Plan

14.	2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

15.	2009 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

16.	2011 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

17.	2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips

“Qualifying Termination” shall mean a termination of Participant’s employment with or service to the Company or any of its Subsidiaries by the Company or Subsidiary without Cause or by the Participant for Good Reason, in each case on or after the date of a Change of Control and on or before the second anniversary of the Change of Control.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Shareholder Approval Date” shall mean the date the Company’s shareholders approve the Plan.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital, or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

“Ten Percent Shareholder” means a person owning shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company, any subsidiary corporation (within the meaning of section 424(f) of the Code), or parent corporation (within the meaning of section 424(e) of the Code).

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4.	Eligibility.

	a.	Employees. All Employees are eligible for the grant of Employee Awards under the Plan at the discretion of the Committee.

	b.	Directors. Non-employee Directors are eligible for the grant of Director Awards under the Plan at the discretion of the Board.

5.	Common Stock Available for Awards. Subject to the provisions of Section 19 hereof, up to:

	a.	26,000,000 shares of Common Stock are authorized for issuance under the Plan plus;

	b.	10,000,000 shares of Common Stock, remaining unissued but available for awards under the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips as of the Board Adoption Date; minus

	c.	the number of shares of Common Stock subject to awards granted under the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips during the period beginning on the Board Adoption Date and ending immediately prior to the Shareholder Approval Date.

The number of shares of Common Stock under outstanding awards under the Plan, or any Prior Plan that are, after the Board Adoption Date, forfeited or cancelled, expire unexercised, or are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a Participant shall again immediately become (or newly become, as applicable) available for Awards hereunder, excluding, however: (i) any shares of Common Stock subject to an award granted under the Plan or any Prior Plan that is surrendered in payment of the Grant Price of a Stock Option (or stock option granted under any Prior Plan) or in payment of taxes associated with the exercise of Stock Options or SARs granted under the Plan (or stock options or stock appreciation rights granted under any Prior Plan), (ii) any shares of Common Stock subject to a SAR granted under the Plan (or a stock appreciation right granted under any Prior Plan) that are not issued in connection with the stock settlement of the SAR (or stock appreciation right granted under any Prior Plan) upon the exercise thereof, or (iii) any shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options under the Plan (or a stock option granted under any Prior Plan). For the avoidance of doubt, shares of Common Stock delivered to or withheld by the Company to pay the withholding taxes related an award, other than a Stock Option or a SAR (or a stock option or stock appreciation right granted under any Prior Plan), granted under the Plan, or any Prior Plan shall again immediately become (or newly become, as applicable) available for Awards hereunder.

Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (i) upon the assumption, substitution, conversion, or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the New York Stock Exchange (or, if Common Stock is not principally traded on the New York Stock Exchange at such time, the securities exchange on which Common Stock is principally traded, if any) for equity compensation plans applies.

Subject to the express terms of the Plan, the Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time-to-time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges, and transaction reporting systems, to ensure that shares of Common Stock are available for issuance pursuant to Awards.

No more than 36,000,000 shares of Common Stock shall be available for Incentive Stock Options.

Shares of Common Stock which may be granted under Awards may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased in the open market or otherwise.

6.	Administration.

	a.	The Plan shall be administered by the Committee, except as otherwise provided herein.

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b.

Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to interpret and administer the Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret the Plan and to adopt such rules, regulations, and guidelines for carrying out the Plan as it may deem necessary or proper. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned.

	c.	No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

	d.	No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of the Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee, or by any officer of the Company in connection with the performance of any duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

	e.	The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards.

	f.	No Option or Stock Appreciation Right may be repriced, replaced, or regranted through cancellation or modified without shareholder approval (except as contemplated in Section 19 of the Plan), if the effect would be to reduce the exercise price for the shares underlying such Option or Stock Appreciation Right.

	g.	No Option or Stock Appreciation Right may be bought back with cash without shareholder approval.

7.	Delegation of Authority. Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize a committee of one or more members of the Board, or one or more officers of the Company, to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish consistent with section 157(c) of the Delaware General Corporation Law, if applicable. The Committee may delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under the Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third-party administrator to carry out administrative functions under the Plan.

8.	Employee Awards.

	a.	The Committee shall determine the type or types of Employee Awards to be made under the Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Section 8(a) and may be granted singly, in combination, or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last two sentences of Section 17), or as alternatives to, grants or rights under the Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. Subject to the immediately following Clauses i. and ii., an Employee Award may provide for the grant or issuance of additional, replacement, or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced in Clause v. below, and other comparable measurements of performance. Employee Awards are subject to the limitations set forth in Section 10 and 11. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee. Notwithstanding the foregoing, any Award that constitutes a “stock right” within the meaning of section 409A of the Code shall only be granted to Participants with respect to whom the Company is an “eligible issuer of service recipient stock” under section 409A of the Code.

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Appendix C

		i.	Options. An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date, provided that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Grant Price shall be no less than 110 percent of the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date, provided that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the term shall extend no more than five years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Employees pursuant to the Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option, and the date or dates upon which they become exercisable, shall be determined by the Committee.

		ii.	Stock Appreciation Rights. An Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Employees pursuant to the Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

		iii.	Stock Awards. An Employee Award may be in the form of a Stock Award. The terms, conditions, and limitations applicable to any Stock Awards granted pursuant to the Plan shall be determined by the Committee.

		iv.	Cash Awards. An Employee Award may be in the form of a Cash Award. The terms, conditions, and limitations applicable to any Cash Awards granted pursuant to the Plan shall be determined by the Committee.

		v.	Performance Awards. Without limiting the type or number of Employee Awards that may be made under the other provisions of the Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions, and limitations applicable to any Performance Awards granted to Participants pursuant to the Plan shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid to the Participant and/or the portion of an Award that may be exercised.

9.	Director Awards.

	a.	The Board may grant Director Awards to Non-employee Directors of the Company from time to time in accordance with this Section 9 and subject to the limitations in Section 10 and 11. Director Awards may consist of those listed in this Section 9 and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

		i.	Options. A Director Award may be in the form of an Option; provided that Options granted as Director Awards are not Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than 10 years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Participants pursuant to this Section 9, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

		ii.	Stock Appreciation Rights. A Director Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Non-employee Directors pursuant to the Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Board.

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		iii.	Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Non-employee Director pursuant to the Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

		iv.	Performance Awards. Without limiting the type or number of Director Awards that may be made under the other provisions of the Plan, a Director Award may be in the form of a Performance Award. Any additional terms, conditions, and limitations applicable to any Performance Awards granted to a Non-employee Director pursuant to the Plan shall be determined by the Board. The Board shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid to the Non-employee Director and/or the portion of an Award that may be exercised.

	c.	Each Non-employee Director may have the option to elect to receive shares of Common Stock, including Restricted Stock or Restricted Stock Units, as prescribed by the Board, in lieu of all or part of the compensation otherwise payable by the Company to such Non-employee Director.

10.	Award Limits. The following limits shall apply to grants of all Awards under the Plan:

	a.	Options or SARs: The maximum aggregate number of shares of Common Stock that may be subject to Options or SARs (including Options or SARs that are granted as Performance Awards) granted in any calendar year to any one Participant shall be 5,000,000.

	b.	Stock Awards: The maximum aggregate number of shares of Common Stock that may be subject to Stock Awards, including Stock Awards that are granted as target Performance Awards, granted in any calendar year to any one Participant shall be 4,000,000.

	c.	Cash Awards: The maximum aggregate value of Cash Awards granted in any calendar year to any one Participant shall be $30,000,000.

	d.	Non-Employee Directors: In addition to any other limitations set forth in this Section 10, Director Awards granted under the Plan during any calendar year to any one Participant, other than an executive chairman, shall be limited to an aggregate number of shares of Common Stock having a Fair Market Value on the grant date not to exceed $800,000.

11.	Minimum Vesting. No portion of any Employee Options, SARs or Stock Awards shall be subject to a vesting period of less than one year from the applicable Grant Date, and no portion of any Performance Awards shall be subject to a performance period of less than one year. These minimum vesting and performance periods will not apply in connection with: (i) a Change of Control, (ii) a termination of employment or other service due to death, disability, layoff, or retirement, (iii) a substitute Award that does not reduce the vesting period of the Award being replaced; (iv) an Award made in payment of our exchange for other compensation already earned and payable, and (v) outstanding, exercised, and settled Awards involving an aggregate number of shares not in excess of 5% of the Plan’s share reserve.

12.	Change of Control. Notwithstanding any other provisions of the Plan, including Sections 8 and 9 hereof, in the event of a Change of Control during a Participant’s employment (or service as a Non-employee Director) with the Company or one of its Subsidiaries, Awards made pursuant to the Plan on or after the Stockholder Approval Date shall be treated as set forth in this Section 12.

	a.	Awards that are not assumed or substituted by the successor or surviving entity, or a parent or subsidiary thereof, shall automatically vest and become exercisable and non-forfeitable, in full, immediately prior to the Change of Control, or at such earlier time as the Committee may provide, with Performance Goals under Performance Awards deemed satisfied at the greater of the actual level of performance (if determinable) or 100% of target.

	b.	Awards that are assumed or substituted by the successor or surviving entity, or a parent or subsidiary thereof, shall continue in accordance with the definitive agreement that contemplates the transaction that results in the Change of Control, and vesting and exercisability of such Awards shall not be accelerated solely as a result of the Change of Control; provided, however, that if the Participant undergoes a Qualifying Termination, (i) to the extent provided in the Award Agreement each Award granted under the Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse, (ii) each

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Award that is an Option or SAR, shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award and the Award is an Incentive Stock Option, until the earlier of (a) the expiration of the term of the Incentive Stock Option or (b) two (2) years following the date of the Participant’s death and (iii) to the extent provided in the Award Agreement each Performance Award will immediately vest with applicable Performance Goals deemed satisfied at the greater of the actual level of performance at such time (if determinable) or 100% of target.

	c.	With respect to any Stock Unit or Restricted Stock Unit or other Award that constitutes a “nonqualified deferred compensation plan” within the meaning of section 409A of the Code, the timing of settlement of such Stock Unit or Restricted Stock Unit or other Award pursuant to Section 12(a) or Section 12(b) shall, subject to Section 25, be in accordance with the settlement terms set forth in the applicable Award Agreement if such Change of Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of section 409A(a)(2)(A)(v) of the Code.

13.	Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans; modified vesting, settlement, and option exercise procedures; and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

14.	Payment of Awards.

	a.	General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.

	b.	Deferral. With the approval of the Committee and in a manner which is intended to either (i) comply with section 409A of the Code or (ii) not cause an Award to become subject to section 409A of the Code, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures or a plan, program, or other arrangement established by the Company or a Subsidiary in a manner which is intended to either (i) comply with section 409A of the Code or (ii) not cause an Award to become subject to section 409A of the Code, and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

	c.	Dividends, Earnings, and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards. No dividends or Dividend Equivalents may be paid in respect of any unearned Performance Award, provided that, in the discretion of the Committee, dividends or Dividend Equivalents may be accrued or reinvested in additional Performance Awards and paid or settled at the time that the underlying Performance Award is settled. No dividends or Dividend Equivalents may be paid in respect of any Option or SAR.

	d.	Substitution of Awards. Subject to Sections 17 and 19, at the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type, provided that, without the Participant’s consent, such substitution may not be offered in a manner which would result in accelerated or additional tax to the Participant pursuant to section 409A of the Code.

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	e.	Cash-out of Awards. Subject to Section 17, at the discretion of the Committee (or the discretion of the Board in the case of a Director Award), an Award may be settled by a cash payment in an amount that the Committee (or the Board in the case of a Director Award) shall determine in its sole discretion is equal to the fair market value of such Award (which, in the case of an Option or SAR, may be the excess, if any, of the Fair Market Value of the Common Stock subject to such Award over Grant Price of such Award).

	f.	Clawback or Recoupment. Notwithstanding any other provisions in the Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policy that may be adopted and/ or modified from time to time (any such policy, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with a Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by a Clawback Policy, as in effect or as may adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

15.

Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees to tender Common Stock or other Employee Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event the Committee allows shares of Restricted Stock to be tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may also provide that an Option may be exercised by a “net-share settlement” method for exercising outstanding Nonqualified Stock Options, whereby the exercise price thereof and/ or any minimum required tax withholding thereon are satisfied by withholding from the delivery of the shares as to which such Option is exercised a number of shares having a Fair Market Value equal to the applicable exercise price and/or the amount of any minimum required tax withholding, canceling such withheld number, and delivering the remainder. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 15.

An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained, rounded down to the nearest whole share, by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

16.	Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold (at up to the minimum required tax withholding rate for the Participant or such other rate that will not cause an adverse accounting consequence or cost, in accordance with Company policy as authorized by the Committee), at the time of delivery or vesting of cash or shares of Common Stock under the Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law (including, without limitation, the Sarbanes-Oxley Act of 2002), on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

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17.	Amendment, Modification, Suspension, or Termination of the Plan. The Board may amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary but subject to the adjustment provisions of Section 19, without the prior approval of the Company’s shareholders, Options or SARs issued under the Plan (i) will not be repriced, replaced, or regranted through cancellation or by decreasing the Grant Price of a previously granted Option or SAR, and (ii) as to which the Fair Market Value of the Common Stock subject thereto is less than or equal to the Grant Price thereof may not be substituted for pursuant to Section 14(d) or cashed out pursuant to Section 9(c) or Section 14(e).

18.	Assignability. Unless otherwise determined by the Committee and provided in an Award Agreement or the terms of an Award, no Award or any other benefit under the Plan shall be assignable or otherwise transferable except by will, by beneficiary designation on a form acceptable to the Committee, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or the regulations thereunder. In the event that a beneficiary designation on a form acceptable to the Committee conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under the Plan in violation of this Section 18 shall be null and void. Any permitted transfer of an Award hereunder shall be without consideration, except as required by applicable law.

19.	Adjustments.

	a.	The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

	b.	In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number and kind of shares of Common Stock or other securities reserved under the Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 5, (ii) the number and kind of shares of Common Stock or other securities covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the limitations set forth in Section 10, as applicable, shall each be proportionately adjusted by the Board as the Board deems appropriate, in its sole discretion, to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it determines, in its sole discretion, appropriate to (x) the number and kind of shares of Common Stock or other securities reserved under the Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 5 and (y) (i) the number and kind of shares of Common Stock or other securities covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the limitations set forth in Section 10, as applicable, to reflect such transaction. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market

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value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess, if any, of the Fair Market Value of Common Stock on such date over the Grant Price of such Award. Any adjustment under this Section 19(b) need not be the same for all Participants.

	c.	Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 19 to Awards that are considered “deferred compensation” within the meaning of section 409A of the Code shall be made in a manner which is intended to not result in accelerated or additional tax to a Participant pursuant to section 409A of the Code; (ii) any adjustments made pursuant to Section 19 to Awards that are not considered “deferred compensation” subject to section 409A of the Code shall be made in such a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to section 409A of the Code or (B) do not result in accelerated or additional tax to a Participant pursuant to section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 19 to the extent the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date.

20.		Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. A Participant shall not exercise or settle any Award granted hereunder, and the Company or any Subsidiary will not be obligated to issue any shares of Common Stock or make any payments under any such Award, if the exercise thereof or if the issuance of such shares of Common Stock or if the payment made constitutes a violation by the recipient or the Company or any subsidiary of any provision of any applicable law or regulation of any governmental authority or any securities exchange on which the Common Stock is listed. Certificates evidencing shares of Common Stock delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

21.		Unfunded Plan. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under the Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third-party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of the Plan or Awards hereunder, nor shall the Company, a Subsidiary, the Board, or the Committee be deemed to be a trustee of any benefit to be granted under the Plan. Any liability or obligation of the Company to any Participant with respect to an Award under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor a Subsidiary nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

22.		No Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary.

23.		Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

24.		Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

25.		Section 409A. It is the intention of the Company that Awards granted under the Plan either (i) shall not be “nonqualified deferred compensation” subject to section 409A of the Code or (ii) shall meet the requirements of section 409A of the Code such that no Participant shall be subject to accelerated or additional tax pursuant to section 409A of the Code in respect thereof, and the Plan and the terms and conditions of all Awards shall be

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interpreted accordingly. Notwithstanding any other provision of the Plan to the contrary, any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to section 409A of the Code, to be made upon a Participant’s termination of employment shall, to the extent necessary to avoid taxes under section 409A(a)(2)(B)(i) of the Code, be made no earlier than (A) the first day of the seventh month following the Participant’s “separation from service” (within the meaning of section 409A of the Code) and (B) the Participant’s death if at the time of such separation from service the Participant is a “specified employee,” within the meaning of section 409A of the Code (as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to section 409A of the Code). The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with section 409A of the Code and makes no undertaking to preclude section 409A of the Code from applying to any such payment. Participants shall be solely responsible for the payment of any taxes or penalties incurred under section 409A of the Code.

26.	Effectiveness and Term. The Plan will be submitted to the shareholders of the Company for approval at the 2023 annual meeting of the shareholders, and the effectiveness of the Plan shall be subject to such approval. No Award shall be made under the Plan 10 years or more after such Shareholder Approval Date. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the Board Approval Date. Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date the Plan is effective.

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Appendix C

ATTACHMENT “A”

“CHANGE OF CONTROL”

The following definitions apply to the Change of Control provision in Section 12 of the foregoing Plan.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect at the time of determination.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization, or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

a.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect at the time of determination) such securities or otherwise has the right to vote or dispose of such securities;

b.	such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

c.	such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a shareholder list, to call a shareholder meeting, or to inspect corporate books and records), or otherwise giving an authorization (within the meaning of section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”

“Board” shall have the meaning set forth in the foregoing Plan.

“Change of Control” shall mean any of the following occurring on or after May 16, 2023:

a.	any Person (other than an Exempt Person) shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 20% or more of the shares of Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding solely as a result of (i) any acquisition directly from the Company or (ii) any acquisition by a Person pursuant to a transaction that complies with clauses (i), (ii), and (iii) of subsection (c) of this definition;

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b.	individuals who, as of May 16, 2023, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 16, 2023 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

c.	the Company shall consummate a reorganization, merger, statutory share exchange, consolidation or similar transaction involving the Company or any of its subsidiaries or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (a “Business Combination”), in each case, unless, following such Business Combination, (i) 50% or more of the then outstanding shares of common stock of the corporation, or common equity securities of an entity other than a corporation, resulting from such Business Combination and the combined voting power of the then outstanding Voting Stock of such corporation or other entity are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation, or common equity securities of an entity other than a corporation, resulting from such Business Combination or the combined voting power of the then outstanding Voting Stock of such corporation or other entity, and (iii) at least a majority of the members of the board of directors of the corporation, or the body which is most analogous to the board of directors of a corporation if not a corporation, resulting from such Business Combination were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such Business Combination; or

d.	the shareholders of the Company shall approve a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a transaction that complies with clauses (i), (ii), and (iii) of subsection (c) of this definition.

“Common Stock” shall have the meaning set forth in the foregoing Plan.

“Company” shall have the meaning set forth in the foregoing Plan.

“Exchange Act” shall have the meaning set forth in the foregoing Plan.

“Exempt Person” shall mean any of the Company, any entity controlled by the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of May 16, 2023 or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization, or other entity.

“Voting Stock” shall mean, (i) with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of, or to appoint by contract, directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred) and (ii) with respect to an entity which is not a corporation, all securities of any class or series that are entitled to vote generally in the election of, or to appoint by contract, members of the body which is most analogous to the board of directors of a corporation.

182     ConocoPhillips

Stockholder Information

ANNUAL MEETING

The ConocoPhillips Annual Meeting of Stockholders will be held:

Tuesday, May 16, 2023

Hyatt Regency Houston West
13210 Katy Freeway
Houston, TX 77079

DIRECT STOCK PURCHASE AND DIVIDEND REINVESTMENT PLAN

The ConocoPhillips Investor Services Program is a direct stock purchase and dividend reinvestment plan that offers stockholders a convenient way to buy additional shares and reinvest their common stock dividends. Purchases of company stock through direct cash payment are commission free. Please call Computershare to request an enrollment package:

Toll-free number: 800-356-0066

You may also enroll online at www.computershare.com/investor.

Registered stockholders can access important investor communications online and sign up to receive future stockholder materials electronically by following the enrollment instructions.

PRINCIPAL AND REGISTERED OFFICES

925 N. Eldridge Parkway

Houston, TX 77079

251 Little Falls Drive
Wilmington, DE 19808

STOCK TRANSFER AGENT
AND REGISTRAR

Computershare
150 Royall Street
Suite 101
Canton, MA 02021
www.computershare.com

INFORMATION REQUESTS

For information about dividends and certificates, or to request a change of address form, stockholders may contact:

Computershare
150 Royall Street
Suite 101
Canton, MA 02021
and
P.O. Box 43078
Providence, RI 02940-3078
Toll-free number: 800-356-0066
Outside the U.S.: 201-680-6578

TDD for hearing impaired:
800-231-5469

TDD outside the U.S.: 201-680-6610 www.computershare.com/investor

Personnel in the following offices can also answer investors’ questions about the company:

Institutional Investors:

ConocoPhillips Investor Relations
16930 Park Row Drive

Houston, TX 77084

281-293-5000 investor.relations@conocophillips.com

Individual Investors:

ConocoPhillips Shareholder Relations
P.O. Box 2197

Houston, TX 77252-2197

281-293-6800
shareholder.relations@
conocophillips.com

COMPLIANCE AND ETHICS

For guidance, or to express concerns or ask questions about compliance and ethics issues, call ConocoPhillips’ Ethics Helpline toll-free at 877-327-2272, available 24 hours a day, seven days a week. The ethics office also may be contacted via email at ethics@conocophillips.com, the Internet at www.conocophillips.ethicspoint.com or by writing:

Attn: Corporate Ethics Office
ConocoPhillips
P.O. Box 2197

Houston, TX 77252-2197

COPIES OF PROXY STATEMENT AND ANNUAL REPORT

Copies of this Proxy Statement and the 2022 Annual Report, as filed with the U.S. Securities and Exchange Commission, are available for free by making a request on the company’s website, calling 918-661-3700 or writing:

ConocoPhillips Reports
B-17 Plaza Office Building
315 S. Johnstone Ave.
Bartlesville, OK 74004

WEBSITE

www.conocophillips.com

The site includes resources of interest to investors, including news releases and presentations to securities analysts; copies of ConocoPhillips’ annual reports and proxy statements; reports to the U.S. Securities and Exchange Commission; and data on ConocoPhillips’ health, safety, and environmental performance.

2023 Proxy Statement    183

This page intentionally left blank.

ConocoPhillips 2022 Notable Recognitions and Achievements

●  Qualified as a constituent of the Dow Jones Sustainability Indices (DJSI) as one of only three companies in North America from the Oil & Gas Upstream & Integrated sector

●  Second highest rated company from the Oil & Gas Industry by Just Capital

●  Received a score of “1” on social and “2” on environmental metrics from ISS QualityScore (1 = Lowest Risk) and rated “A” by MSCI

●  2022 Ripple Match Campus Forward Award: Early Career Program

●  Fortune’s 2023 World’s Most Admired Companies

●  2022 Forbes’ World’s Top Female-Friendly Companies (#21)

●  Human Rights Campaign’s Corporate Equality Index 2022: Perfect score

Explore
ConocoPhillips

Fact Sheets

Published annually to provide detailed operational updates for each of the company’s six segments. conocophillips.com/factsheets

Sustainability Report

Published annually to provide details on priority reporting issues for the company, a letter from our CEO and key environmental, social and governance metrics. conocophillips.com/reports

Plan for the Net-Zero Energy Transition Progress Report

Outlines our approach and progress to address risks specific to the energy transition. conocophillips.com/reports

Managing Climate-Related Risks Report

Published annually to provide details on the company’s governance framework, risk management approach, strategy, key metrics and targets for climate-related issues. conocophillips.com/reports

Human Capital Management Report

Published annually to provide details of the actions the company is taking to inspire a compelling culture, attract and retain great people and meet our commitments to all stakeholders. conocophillips.com/hcmreport

Upcoming and Past Investor Presentations

Provides notice of future presentations and archived presentations dating back one year, including webcast replays, transcripts, slides and other information. conocophillips.com/investors

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, voting direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than the day before the cut-off date or meeting date.

SHAREHOLDER MEETING REGISTRATION
To vote and/or register to attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. An admission ticket is required if you plan to attend the Annual Meeting in person. The deadline to register for the Annual Meeting and obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V02645-P89908	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3 AND 5-6.

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Jody Freeman	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Eric D. Mullins	☐	☐	☐

	1j.	Arjun N. Murti	☐	☐	☐

	1k.	Robert A. Niblock	☐	☐	☐

	1l.	David T. Seaton	☐	☐	☐

	1m.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2023.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS MAKES NO	1 Year	2 Years	3 Years	Abstain
RECOMMENDATION ON ITEM 4.

4.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation. ☐	☐	☐	☐

		For	Against	Abstain

5.	Adoption of Amended and Restated Certificate of Incorporation on Right to Call Special Meeting.	☐	☐	☐

6.	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 7-10.		For	Against	Abstain

7.	Independent Board Chairman.	☐	☐	☐

8.	Share Retention Until Retirement.	☐	☐	☐

9.	Report on Tax Payments.	☐	☐	☐

10.	Report on Lobbying Activities.	☐	☐	☐

11.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V02646-P89908

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 16, 2023

The stockholder(s) hereby appoint(s) Shannon Kinney, Kelly B. Rose and Heather Sirdashney, or any of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ConocoPhillips that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 16, 2023, at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS CONOCOPHILLIPS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, FOR ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ON RIGHT TO CALL SPECIAL MEETING, FOR APPROVAL OF THE 2023 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN OF CONOCOPHILLIPS, AND AGAINST EACH OF THE STOCKHOLDER PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING DIRECTION CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, voting direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 11, 2023.

SHAREHOLDER MEETING REGISTRATION
To vote and/or register to attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. An admission ticket is required if you plan to attend the Annual Meeting in person. The deadline to register for the Annual Meeting and obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V02629-Z84613	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3 AND 5-6.

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Jody Freeman	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Eric D. Mullins	☐	☐	☐

	1j.	Arjun N. Murti	☐	☐	☐

	1k.	Robert A. Niblock	☐	☐	☐

	1l.	David T. Seaton	☐	☐	☐

	1m.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2023.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS MAKES NO	1 Year	2 Years	3 Years	Abstain
RECOMMENDATION ON ITEM 4.
4.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation. ☐	☐	☐	☐

		For	Against	Abstain

5.	Adoption of Amended and Restated Certificate of Incorporation on Right to Call Special Meeting.	☐	☐	☐

6.	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 7-10.		For	Against	Abstain

7.	Independent Board Chairman.	☐	☐	☐

8.	Share Retention Until Retirement.	☐	☐	☐

9.	Report on Tax Payments.	☐	☐	☐

10.	Report on Lobbying Activities.	☐	☐	☐

11.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V02630-Z84613

ConocoPhillips Savings Plan

CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 16, 2023

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote all shares of stock representing the interest of Savings Plan participants who fail to give voting direction at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 16, 2023, at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by May 11, 2023 at 11:59 p.m. ET, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 11, 2023, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

Important Information - I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the Savings Plan that I become a fiduciary of the Savings Plan for voting such shares; that I must act in the best interests of all participants of the Savings Plan when giving directions for voting shares not representing my part of the Savings Plan; that I have read and understand my duties as a fiduciary as they are described on pages 25 and 26 of the Savings Plan Summary Plan Description dated January 1, 2021; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card and NOT voting by Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock in the Savings Plan reflecting the interest of Savings Plan participants who fail to give voting direction. Also enclosed is the Company’s 2022 Annual Report along with the Notice and Proxy Statement for the 2023 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, voting direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 11, 2023.

SHAREHOLDER MEETING REGISTRATION
To vote and/or register to attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. An admission ticket is required if you plan to attend the Annual Meeting in person. The deadline to register for the Annual Meeting and obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V02609-Z84614-Z84616	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3 AND 5-6.

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Jody Freeman	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Eric D. Mullins	☐	☐	☐

	1j.	Arjun N. Murti	☐	☐	☐

	1k.	Robert A. Niblock	☐	☐	☐

	1l.	David T. Seaton	☐	☐	☐

	1m.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2023.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS MAKES NO	1 Year	2 Years	3 Years	Abstain
RECOMMENDATION ON ITEM 4.
4.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation. ☐	☐	☐	☐

		For	Against	Abstain

5.	Adoption of Amended and Restated Certificate of Incorporation on Right to Call Special Meeting.	☐	☐	☐

6.	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 7-10.		For	Against	Abstain

7.	Independent Board Chairman.	☐	☐	☐

8.	Share Retention Until Retirement.	☐	☐	☐

9.	Report on Tax Payments.	☐	☐	☐

10.	Report on Lobbying Activities.	☐	☐	☐

11.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V02610-Z84614-Z84616

ConocoPhillips Savings Plan
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 16, 2023

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote all shares of ConocoPhillips Common Stock representing your interest in the Savings Plan (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 16, 2023, at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by 11:59 p.m. ET on May 11, 2023, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 11, 2023, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Savings Plan.

Also enclosed is the Company’s 2022 Annual Report along with the Notice and Proxy Statement for the 2023 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, voting direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2023. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 11, 2023.

SHAREHOLDER MEETING REGISTRATION
To vote and/or register to attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. An admission ticket is required if you plan to attend the Annual Meeting in person. The deadline to register for the Annual Meeting and obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V02609-Z84614-Z84616	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3 AND 5-6.

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Jody Freeman	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Eric D. Mullins	☐	☐	☐

	1j.	Arjun N. Murti	☐	☐	☐

	1k.	Robert A. Niblock	☐	☐	☐

	1l.	David T. Seaton	☐	☐	☐

	1m.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2023.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS MAKES NO	1 Year	2 Years	3 Years	Abstain
RECOMMENDATION ON ITEM 4.
4.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation. ☐	☐	☐	☐

		For	Against	Abstain

5.	Adoption of Amended and Restated Certificate of Incorporation on Right to Call Special Meeting.	☐	☐	☐

6.	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 7-10.		For	Against	Abstain

7.	Independent Board Chairman.	☐	☐	☐

8.	Share Retention Until Retirement.	☐	☐	☐

9.	Report on Tax Payments.	☐	☐	☐

10.	Report on Lobbying Activities.	☐	☐	☐

11.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V02610-Z84614-Z84616

ConocoPhillips Savings Plan
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 16, 2023

The undersigned hereby directs that Fidelity Management Trust Company, Trustee of the ConocoPhillips Savings Plan (“Savings Plan”), vote all shares of ConocoPhillips Common Stock representing your interest in the Savings Plan (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 16, 2023, at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Broadridge, the Tabulator for the Trustee, Fidelity Management Trust Company, does not receive this Voting Direction card by 11:59 p.m. ET on May 11, 2023, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 11, 2023, any shares in the Savings Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Savings Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Savings Plan.

Also enclosed is the Company’s 2022 Annual Report along with the Notice and Proxy Statement for the 2023 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (Fidelity Management Trust Company) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 9, 2023. Have your Voting Direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ConocoPhillips in mailing proxy materials, you can consent to receiving all future proxy statements, voting direction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 9, 2023. Have your Voting Direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Direction card and return it in the postage-paid envelope we have provided or return it to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your vote to be counted, your Voting Direction card must be received no later than May 9, 2023.

SHAREHOLDER MEETING REGISTRATION
To vote and/or register to attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. An admission ticket is required if you plan to attend the Annual Meeting in person. The deadline to register for the Annual Meeting and obtain an admission ticket is 5:00 p.m. Central Time on May 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V02564-Z84615	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
CONOCOPHILLIPS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3 AND 5-6.

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Dennis V. Arriola	☐	☐	☐

	1b.	Jody Freeman	☐	☐	☐

	1c.	Gay Huey Evans	☐	☐	☐

	1d.	Jeffrey A. Joerres	☐	☐	☐

	1e.	Ryan M. Lance	☐	☐	☐

	1f.	Timothy A. Leach	☐	☐	☐

	1g.	William H. McRaven	☐	☐	☐

	1h.	Sharmila Mulligan	☐	☐	☐

	1i.	Eric D. Mullins	☐	☐	☐

	1j.	Arjun N. Murti	☐	☐	☐

	1k.	Robert A. Niblock	☐	☐	☐

	1l.	David T. Seaton	☐	☐	☐

	1m.	R.A. Walker	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2023.	☐	☐	☐

3.	Advisory Approval of Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS MAKES NO	1 Year	2 Years	3 Years	Abstain
RECOMMENDATION ON ITEM 4.
4.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation. ☐	☐	☐	☐

		For	Against	Abstain

5.	Adoption of Amended and Restated Certificate of Incorporation on Right to Call Special Meeting.	☐	☐	☐

6.	Approval of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 7-10.		For	Against	Abstain

7.	Independent Board Chairman.	☐	☐	☐

8.	Share Retention Until Retirement.	☐	☐	☐

9.	Report on Tax Payments.	☐	☐	☐

10.	Report on Lobbying Activities.	☐	☐	☐

11.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V02565-Z84615

CONOCOPHILLIPS UK, Australia, Norway Plans

CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 16, 2023

The undersigned hereby directs that EES Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan, ConocoPhillips Overseas Stock Savings Plan (Australia or Norway), Conoco Stock Ownership Plan, Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited, and/or Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips Common Stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 16, 2023, at the Hyatt Regency Houston West, 13210 Katy Freeway, Houston, Texas 77079, and at any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

In order for your vote to be counted, Broadridge, the Tabulator for the Trustee, EES Trustees Limited, must receive this Voting Direction card no later than 11:59 p.m. ET on May 9, 2023. If Broadridge, the Tabulator for the Trustee, EES Trustees Limited does not receive this Voting Direction card by 11:59 p.m. ET on May 9, 2023, if you do not fill in any boxes on the back of this card, if you return this card unsigned, or if you do not vote by Internet or telephone on or before May 9, 2023, any shares held in the ConocoPhillips Overseas Stock Savings Plan (Australia or Norway) or the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited that you otherwise could have directed will be voted in the same proportion as the shares for which the Trustee has received instructions. Any such shares held in the ConocoPhillips Share Incentive Plan, the Conoco Stock Ownership Plan or the Conoco Employee Share Ownership Plan will not be voted by the Trustee.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote the shares of ConocoPhillips Common Stock described on the back of the card representing your interest in the Plan.

Also enclosed is the Company’s 2022 Annual Report along with the Notice and Proxy Statement for the 2023 Annual Meeting. Please use these documents to help you decide how to direct the way the Trustee (EES Trustees Limited) should vote.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE